                       The Prudential Series Fund, Inc.
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                                  Prospectus

                                  May 1, 2002


                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                          Government Income Portfolio
                           High Yield Bond Portfolio
                              Jennison Portfolio
                            Money Market Portfolio
                          Natural Resources Portfolio
                     Small Capitalization Stock Portfolio
                             Stock Index Portfolio
                                Value Portfolio
                        Zero Coupon Bond Portfolio 2005

[LOGO]

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                      As with all mutual funds, the Securities and Exchange
                      Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

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Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               5  Principal Risks
               8  Evaluating Performance

              22  HOW THE PORTFOLIOS INVEST
              22  Investment Objectives and Policies
              22  Conservative Balanced Portfolio
              23  Diversified Bond Portfolio
              24  Equity Portfolio
              25  Flexible Managed Portfolio
              27  Global Portfolio
              27  Government Income Portfolio
              28  High Yield Bond Portfolio
              29  Jennison Portfolio
              30  Money Market Portfolio
              31  Natural Resources Portfolio
              32  Small Capitalization Stock Portfolio
              33  Stock Index Portfolio
              33  Value Portfolio
              34  Zero Coupon Bond Portfolio 2005

              35  OTHER INVESTMENTS AND STRATEGIES
              35  ADRs
              35  Convertible Debt and Convertible Preferred Stock
              36  Derivatives
              36  Dollar Rolls
              36  Equity Swaps
              36  Forward Foreign Currency Exchange Contracts
              36  Futures Contracts
              36  Interest Rate Swaps
              36  Joint Repurchase Account
              36  Loans and Assignments
              37  Mortgage-related Securities
              37  Options
              37  Real Estate Investment Trusts
              37  Repurchase Agreements
              37  Reverse Repurchase Agreements
              38  Short Sales
              38  Short Sales Against-the-Box
              38  When-Issued and Delayed Delivery Securities
              38  HOW THE FUND IS MANAGED
              38  Board of Directors
              38  Investment Adviser
              39  Investment Sub-Advisers
              40  Portfolio Managers
              44  HOW TO BUY AND SELL SHARES OF THE FUND

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Table of Contents (continued)

                     44  Net Asset Value
                     46  Distributor
                     46  OTHER INFORMATION
                     46  Federal Income Taxes
                     46  Monitoring for Possible Conflicts
                     46  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 5. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

The Portfolio's investment objective is total investment return consistent with a conservatively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  management risk

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Flexible Managed Portfolio

The Portfolio's investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Government Income Portfolio

The Portfolio's investment objective is a high level of income over the long term consistent with the preservation of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk
    .  market risk
    .  mortgage risk

 An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

High Yield Bond Portfolio

The Portfolio's investment objective is a high total return. In pursuing our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  industry/sector risk
    .  interest rate risk
    .  management risk
    .  market risk

Small Capitalization Stock Portfolio

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve our objective, we invest primarily in equity securities of publicly-traded companies with small market capitalizations. We attempt to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P Small Cap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2002, the S&P SmallCap 600 Index stocks had market capitalizations of between $46 million and $3.3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

Zero Coupon Bond Portfolio 2005

The Portfolio's investment objective is the highest predictable compound investment for a specific period of time, consistent with safety of invested capital. We seek to achieve this objective by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations. On the Portfolio's liquidation date, the Portfolio will redeem all investments. Please refer to your Contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I Shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
6.95%  12.20%  (0.97%) 17.27%  12.63%  13.45%  11.74%   6.69%  (0.48)%  (2.02)%

BEST QUARTER: 7.62% (2/nd/ quarter of 1997)  WORST QUARTER: (6.03)% (3/rd/ quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                              1 YEAR  5 YEARS 10 YEARS
                                              ------- ------- --------
Class I shares                                 -2.02%  5.69%    7.55%
S&P 500**                                     -11.88% 10.70%   12.93%
Conservative Balanced Custom Blended Index***  -2.22%  8.81%    9.81%
Lipper Average****                             -2.87%  8.04%    9.19%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Conservative Balanced Custom Blended Index consists of the Standard &
   Poor's 500 Composite Stock Price Index (50%), the Lehman Aggregate Bond
   Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Bond Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.19%  10.13%  (3.23)%  20.73%  4.40%   8.57%   7.15%  (0.74)%  9.72%   6.98

BEST QUARTER: 7.32% (2nd quarter of 1995)     WORST QUARTER: -2.83% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                              1 YEAR 5 YEARS 10 YEARS
                              ------ ------- --------
Class I shares                6.98%   6.27%   6.92%
Lehman Aggregate Bond Index** 8.44%   7.43%   7.23%
Lipper Average***             7.57%   6.44%   7.07%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)

1992    1993     1994    1995    1996    1997    1998    1999     2000    2001
----    ----     ----    ----    ----    ----    ----    ----     ----    ----
7.61%   15.58%  (3.16)%  24.13%  13.64%  17.96%  10.24%  7.78%   (1.44)% (5.68)%

BEST QUARTER: 10.89% (2nd quarter of 1997)    WORST QUARTER: -9.46% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR  5 YEARS 10 YEARS
                                         ------- ------- --------
               Class I shares             -5.68%  5.43%    8.27%
               S&P 500**                 -11.88% 10.70%   12.93%
               Flexible Managed
                 Custom Blended Index***  -4.00%  9.26%   10.52%
               Lipper Average****         -5.27%  7.95%    9.62%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Flexible Managed Custom Blended Index consists of the S&P 500 (60%), the
   Lehman Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                      Annual Returns* (Class I shares)

1992     1993    1994    1995    1996    1997   1998     1999     2000    2001
----     ----    ----    ----    ----    ----   ----     ----     ----    ----
(3.42)%  43.14% (4.89)%  15.88%  19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)  WORST QUARTER: -21.45% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                   1 YEAR  5 YEARS 10 YEARS
                   ------- ------- --------
Class I shares     -17.64%  6.11%   9.39%
MSCI World Index** -16.82%  5.37%   8.06%
Lipper Average***  -15.28%  6.38%   9.57%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Government Income Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]


Annual Return* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
5.85%  12.56%  (5.16)%  19.48%  2.22%   9.67%   9.09%  (2.70)%  12.78%  8.06%

BEST QUARTER: 6.72% (2nd quarter of 1995)     WORST QUARTER: (3.93)% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                          1 YEAR 5 YEARS 10 YEARS
                          ------ ------- --------
Class I shares            8.06%   7.24%   6.95%
Lehman Govt. Bond Index** 7.23%   7.40%   7.14%
Lipper Average***         6.68%   6.70%   6.55%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General U.S. Government Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
High Yield Bond Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
17.53%  19.27% (2.72)%  17.56%  11.39%  13.78% (2.36)%  4.61%  (7.91)%  (0.44)%

BEST QUARTER: 7.12% (1st quarter of 1992)  WORST QUARTER: -9.50% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                   1 YEAR 5 YEARS 10 YEARS
                                                   ------ ------- --------
      Class I shares                               -0.44%  1.28%   6.64%
      Lehman High Yield Index**                     5.28%  3.11%   7.58%
      Lipper Average***                             1.13%  1.60%   6.59%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman High Yield Index is made up of over 700 noninvestment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)

1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)   WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

                                    [CHART]





                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996     1997    1998     1999    2000     2001
----    ----    ----    ----    ----     ----    ----     ----    ----     ----
3.79%   2.95%   4.05%   5.80%   5.22%    5.41%   5.39%    4.97%   6.20%    4.22%

BEST QUARTER: 1.59% (3rd quarter of 2000)    WORST QUARTER: 0.66% (4th quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                  1 YEAR    5 YEARS  10 YEARS
                 --------- --------- ---------
Class I shares       4.22%     5.24%     4.80%
Lipper Average**     3.73%     4.96%     4.54%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

7-Day Yield* (as of 12/31/01)

 Money Market Portfolio          1.89%
 Average Money Market Fund**     1.45%

 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.
** Source: iMoneyNet, Inc. As of 12/31/01, based on the iMoneyNet First and Second Tier General Purpose Retail Universe.

--------------------------------------------------------------------------------
Natural Resources Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]


                        Annual Returns* (Class I shares)

1992   1993    1994    1995    1996    1997     1998     1999    2000    2001
----   ----    ----    ----    ----    ----     ----     ----    ----    ----
7.30%  25.15% (4.30)%  26.92%  30.88% (11.59)% (17.10)%  45.99%  37.66% (10.08)%

BEST QUARTER: 24.94% (2nd quarter of 1999)   WORST QUARTER: -21.60% (4th quarter of 1997)


* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                     1 YEAR     5 YEARS    10 YEARS
                                   ----------- ---------- ----------
Class I shares                         -10.08%      5.78%     10.95%
S&P 500**                              -11.88%     10.70%     12.93%
Lipper Average***                      -11.50%      0.28%      5.10%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Natural Resources Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]



Annual Returns* (Class I shares)

1996      1997      1998      1999      2000      2001
----      ----      ----      ----      ----      ----
19.77%  25.17%     (0.76)%    12.68%    12.81%    5.53%

BEST QUARTER: 20.50% (4th quarter of 2001)    WORST QUARTER: -20.61% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                          SINCE
                                                        INCEPTION
                                    1 YEAR    5 YEARS   (4/25/95)
                                   --------- ---------- ----------
Class I shares                         5.53%     10.75%     13.94%
S&P SmallCap 600 Index**               6.51%     10.65%     14.34%
Lipper Average***                      2.85%      9.81%     13.00%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest month-end return. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)   WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                   1 YEAR  5 YEARS 10 YEARS
                                   ------  ------- --------
Class I shares                     -12.05% 10.47%   12.61%
S&P 500**                          -11.88% 10.70%   12.93%
Lipper Average***                  -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]






Annual Returns* (Class I shares)

1992     1993   1994    1995    1996    1997    1998    1999    2000    2001
----     ----   ----    ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%   21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)    WORST QUARTER: -18.14% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                         1 YEAR  5 YEARS 10 YEARS
                                         ------  ------- --------
Class I Shares                            -2.08% 11.18%   13.14%
S&P 500**                                -11.88% 10.70%   12.93%
Russell(R) 1000 Value Index***            -5.59% 11.13%   14.13%
Lipper Large Cap Value Funds
  Average****                             -5.98%  8.68%   12.38%
Lipper Multi Cap Value Funds Average****  -0.22%  9.81%   11.17%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** TheRussell(R) 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
Zero Coupon Bond Portfolio -- 2005

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolios will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000   2001
----    ----    ----    ----    ----    ----    ----    ----    ----   ----
9.66%  21.94%  -9.61%  31.85%  -1.01%  11.18%  12.35%  -5.66%  -9.03%  8.11%

BEST QUARTER: 12.13% (2nd quarter of 1995)     WORST QUARTER: -7.55% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                   1 YEAR 5 YEARS 10 YEARS
                                   ------ ------- --------
Class I shares                     8.11%   7.70%   8.62%
Lehman Govt. Bond Index**          7.23%   7.40%   7.14%
Lipper Average***                  6.33%   7.92%   9.16%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Brothers Government Bond Index (LGI) is a weighted index made up of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Target Maturity Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.

-------------------------------------------------------------
Balanced Portfolio                                           To achieve our objective, we invest in a mix of equity and
We invest in equity, debt and money market securities in     equity-related securities, debt obligations and money
order to achieve diversification. We seek to maintain a      market instruments. We adjust the percentage of Portfolio
conservative blend of investments that will have strong      assets in each category depending on our expectations
performance in a down market and solid, but not              regarding the different markets. While we make every
necessarily outstanding, performance in up markets.          effort to achieve our objective, we can't guarantee
This Portfolio may be appropriate for an investor looking    success and it is possible that you could lose money.
for diversification with less risk than that of the Flexible
Managed Portfolio, while recognizing that this reduces       We will vary how much of the Portfolio's assets are
the chances of greater appreciation.                         invested in a particular type of security depending on
                                                             how we think the different markets will perform.
--------------------------------------------

Under normal conditions, we will invest within the ranges shown below:

                       Asset Type         Minimum Normal Maximum
                       ----------         ------- ------ -------
                         Stocks             15%     50%    75%
               Debt obligations and money   25%     50%    85%
                   market securities

The equity portion of the Portfolio is generally managed as an index fund, designed to mirror the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio's investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the

U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

-------------------------------------------------------------
Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

--------------------------------------------

Usually, at least 80% of the Portfolio's investable assets will be invested in debt securities that are investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc.-

(Moody's), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio.

---------------------------------------------------------------
Balanced Portfolio                                             To achieve our objective, we invest in a mix of equity
We invest in equity, debt and money market                     and equity-related securities, debt obligations and
securities -- in order to achieve diversification in a single  money market instruments. We adjust the percentage of
Portfolio. We seek to maintain a more aggressive mix of        Portfolio assets in each category depending on our
investments than the Conservative Balanced Portfolio.          expectations regarding the different markets. While we
This Portfolio may be appropriate for an investor looking      make every effort to achieve our objective, we can't
for diversification who is willing to accept a relatively high guarantee success and it is possible that you could lose
level of loss in an effort to achieve greater appreciation.    money.

--------------------------------------------

Generally, we will invest within the ranges shown below:

                       Asset Type        Minimum Normal Maximum
                       ----------        ------- ------ -------
                         Stocks            25%     60%    100%
                 Fixed income securities    0%     40%     75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans or assignments in the form of loan participations and mortgage-related securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in Real Estate Investment Trusts (REITs).

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use interest rate swaps in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Government Income Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. In pursuing our objective, we invest primarily in intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established, sponsored or guaranteed by the U.S. government, including mortgage-backed securities issued by government agencies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              Normally, we will invest at least 80% of the Portfolio's
U.S. Government Securities                                investable assets in U.S. government securities, which
U.S. government securities are considered among the       include Treasury securities, obligations issued or
most creditworthy of debt securities. Because they are    guaranteed by U.S. government agencies and
generally considered less risky, their yields tend to be  instrumentalities and mortgage-related securities lower than the yields from corporate debt. Like all debt  issued by U.S. government instrumentalities or non-
securities, the values of U.S. government securities will governmental corporations.
change as interest rates change.
--------------------------------------------

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. government and related entities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
High Yield Bond Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high total return. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------
High Yield/High Risk                                      Normally, we will invest at least 80% of the Portfolio's
Lower rated and comparable unrated securities tend to     investable assets in medium to lower rated debt
offer better yields than higher rated securities with the securities. These high-yield or "junk bonds" are riskier same maturities because the issuer's financial condition  than higher rated bonds and are considered speculative.
may not have been as strong as that of higher rated
issuers. Changes in the perception of the                 The Portfolio may invest up to 20% of its total assets in
creditworthiness of the issuers of lower rated securities U.S. dollar denominated debt securities issued outside
tend to occur more frequently and in a more pronounced    the U.S. by foreign and U.S. issuers.
manner than for issuers of higher rated securities.
--------------------------------------------

The Portfolio may also acquire common and preferred stock, debt securities and convertible debt and preferred stock.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis. The Portfolio may invest in PIK bonds.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

--------------------------------------------                 We invest in a diversified portfolio of short-term debt
Steady Net Asset Value                                       obligations of the U.S. government, its agencies and
The net asset value for the Portfolio will ordinarily remain instrumentalities, as well as commercial paper, asset
issued at $10 per share because dividends are declared       backed securities, funding agreements, certificates of
and reinvested daily. The price of each share remains        deposit, floating and variable rate demand notes, notes
the same, but when dividends are declared the value of       and other obligations issued by banks, corporations and
your investment grows.                                       other companies (including trust structures), and
--------------------------------------------                 obligations issued by foreign banks, companies or
                                                             foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
Natural Resources Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Natural Resource Companies are companies that            In pursuing our objective, we normally invest at least
primarily own, explore, mine, process or otherwise       80% of the Portfolio's investable assets in common
develop natural resources, or supply goods and services  stocks and convertible securities of natural resource
to such companies. Natural resources generally include   companies and in securities which are related to the
precious metals, such as gold, silver and platinum,      market value of some natural resource (asset-indexed
ferrous and nonferrous metals, such as iron, aluminum    securities).
and copper, strategic metals such as uranium and
titanium, hydrocarbons such as coal and oil, timberland, We seek securities that are attractively priced as undeveloped real property and agricultural commodities.  compared to the intrinsic value of the underlying natural
--------------------------------------------             resource or securities of companies in a position to
                                                         benefit from current or expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

Up to 30% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------            To achieve this objective, we attempt to duplicate the
S&P SmallCap index                                      performance of the S&P SmallCap 600 Index. Normally
We attempt to duplicate the performance of the Standard we do this by investing at least 80% of the Portfolio's
& Poor's Small Capitalization 600 Stock Index (S&P      investable assets in all or a representative sample of the
SmallCap 600 Index), a market-weighted index which      stocks in the S&P SmallCap 600 Index. Thus, the
consists of 600 smaller capitalization U.S. stocks. The Portfolio is not "managed" in the traditional sense of market capitalization of the companies that make up the using market and economic analyses to select stocks.
S&P SmallCap 600 Index may change from time to
time -- as of January 31, 2002, the S&P SmallCap 600    The Portfolio may also hold cash or cash equivalents, in
Index stocks had market capitalizations of between      which case its performance will differ from that of the
$46 million and $3.3 billion. They are selected for     Index.
market size, liquidity and industry group. The S&P
SmallCap 600 Index has above-average risk and may
fluctuate more than the S&P 500.
--------------------------------------------

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on equity securities and stock indexes; purchase and sell stock index futures contracts and options on those futures contracts; purchase and sell exchange-traded fund shares; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

 A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Zero Coupon Bond Portfolio 2005
--------------------------------------------------------------------------------

The investment objective of this Portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. We seek to achieve this objective by investing at least 80% of the Portfolio's investable assets in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities). On the liquidation date all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed. Please refer to your variable contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                In pursuing its objective, the Portfolio invests only in debt
Active Management                                           securities that do not involve substantial risk of loss of
The Portfolio seeks a higher yield than would be realized   capital through default and that can be readily sold.
by just holding the Portfolio's initial investments. We     Although these securities are not high-risk, their value
actively manage the Portfolio to take advantage of          does vary because of changes in interest rates.
trading opportunities that may arise from supply and
demand dynamics or perceived differences in the quality     In order to lessen the impact of interest rate changes, we
or liquidity of securities.                                 will keep the duration of the Portfolio within one year of the Portfolio's liquidation date. (Duration is a measure of
Of course, by pursuing this strategy, the Portfolio has the a "length" of a bond, or in this case, a portfolio of bonds.
risk that it will not realize the yield of its initial      It is a mathematical calculation that takes into account
investments.                                                the maturities of the bonds, coupon rates and prevailing
--------------------------------------------                interest rates.)

Generally, we invest at least 70% of the Portfolio's total assets in stripped securities that are obligations of the U.S. government and which mature within two years of the Portfolio's liquidation date. Up to 30% of the Portfolio's total assets may be invested in either stripped securities of corporations or interest bearing corporate debt securities rated no lower than Baa by a major rating service (or, if unrated, of comparable quality in our judgment).

Under normal conditions, no more than 20% of the Portfolio's investable assets may be invested in interest-bearing securities. However, as the liquidation date of the Portfolio draws near, we may invest more than 20% in interest bearing securities as a defensive measure.

Under normal circumstances, the Portfolio may invest in money market instruments for cash management purposes. As the Portfolio's liquidation date nears, we may increase our investment in money market instruments. In addition, in response to adverse market conditions, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Except for the Money Market Portfolio and the Zero Coupon Bond Portfolio 2005, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                         Total advisory fees as %
Portfolio                                 of average net assets
---------                                ------------------------
Conservative Balanced...................           0.55
Diversified Bond........................           0.40
Equity..................................           0.45
Flexible Managed........................           0.60
Global..................................           0.75
Government Income.......................           0.40
High Yield Bond.........................           0.55
Jennison (formerly, Prudential Jennison)           0.60
Money Market............................           0.40
Natural Resources.......................           0.45
Small Capitalization Stock..............           0.40
Stock Index.............................           0.35
Value...................................           0.40
Zero Coupon Bond 2005...................           0.40

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Global Portfolio, the Natural Resources Portfolio and the Jennison Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio and the Value Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. (DAMI) serves as subadviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

Victory Capital Management Inc. (Victory) (formerly, Key Asset Management Inc.) serves as a sub-adviser for a portion of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of December 31, 2001, Victory's total assets under management exceeded $72 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, Money Market, and Zero Coupon Bond 2005 Portfolios, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Conservative Balanced Portfolio and Flexible Managed Portfolio

These Portfolios are managed by a team of portfolio managers. M. Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The Fixed Income segments are managed by the Fixed Income Group of PIM. This Group uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

The equity portion of the Conservative Balanced Portfolio is managed by M. Stumpp, John Moschberger, and Michael Lenarcic. M. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within PIM's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

The equity portion of the Flexible Managed Portfolio is managed by M. Stumpp, and James Scott. The background of M. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM's Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

Government Income Portfolio and Zero Coupon Bond Portfolio 2005

The U.S. Liquidity Team of PIM, headed by Peter Cordrey, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

U.S. Liquidity Team

   Assets Under Management (as of December 31, 2001):  $27 billion.

   Team Leader:  Peter Cordrey. General Investment Experience:  20 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. Treasuries, agencies and mortgages.

   Investment Strategy: Focus is on high quality, liquidity and controlled risk.

Diversified Bond Portfolio

The Corporate Team of PIM, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Corporate Team

   Assets Under Management (as of December 31, 2001):  $42 billion.

   Team Leader:  Steven Kellner, CFA. General Investment Experience:  16 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a

Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

High Yield Bond Portfolio

The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield Team

   Assets Under Management (as of December 31, 2001):  $8 billion.

   Team Leader:  Paul Appleby. General Investment Experience:  15 years.

   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

   Sector:  Below-investment-grade corporate securities.

   Investment Strategy: The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector trends may contribute to securities selection when appropriate.

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Money Market Portfolio

The Money Market Team of PIM, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

Money Market Team

   Assets Under Management (as of December 31, 2001): $52 billion.

   Team Leader:  Joseph Tully. General Investment Experience:  18 years.

   Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

   Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Natural Resources Portfolio

Leigh Goehring and Mark DeFranco manage this Portfolio. Mr. Goehring, a Vice President of Jennison since September 2000, has been managing this Portfolio since 1991. Prior to joining Jennison, he was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1986, Mr. Goehring managed general equity accounts in the Trust Department at The Bank of New York. He earned a B.A. from Hamilton College. Mr. DeFranco, a Vice President of Jennison, joined Jennison in 1998 with over 12 years of experience in the investment industry. Prior to joining Jennison he was a precious metals equity analyst and portfolio manager at Pomboy Capital and an equity analyst at Comstock Partners. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

Value Portfolio

Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing

Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                            Conservative Balanced Portfolio
                                                  --------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  --------------------------------------------------
                                                    2001       2000       1999      1998      1997
                                                  --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                  --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income............................     0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses)
 on investments..................................    (0.75)     (0.65)      0.37      1.05      1.26
                                                  --------   --------   --------  --------  --------
   Total from investment operations..............    (0.31)     (0.06)      0.99      1.71      2.02
                                                  --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.............    (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains............    (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains....       --         --      (0.03)       --        --
                                                  --------   --------   --------  --------  --------
   Total distributions...........................    (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                  --------   --------   --------  --------  --------
Net Asset Value, end of year..................... $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                  ========   ========   ========  ========  ========
Total Investment Return:(a)......................    (2.02)%    (0.48)%    6.69 %   11.74 %   13.45 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
 Expenses........................................    0.58 %     0.60 %     0.57 %    0.57 %    0.56 %
 Net investment income...........................    3.05 %     3.79 %     4.02 %    4.19 %    4.48 %
Portfolio turnover rate..........................     239 %       85 %      109 %     167 %      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                              Diversified Bond Portfolio
                                                  -------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  -------------------------------------------------
                                                    2001      2000        1999       1998     1997
                                                  --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                  --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments.....................................     0.12      0.26       (0.75)      0.08    0.11
                                                  --------  --------    --------   --------  ------
   Total from investment operations..............     0.79      1.03       (0.08)      0.77    0.91
                                                  --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                  --------  --------    --------   --------  ------
   Total distributions...........................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                  --------  --------    --------   --------  ------
Net Asset Value, end of year..................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                  ========  ========    ========   ========  ======
Total Investment Return(a).......................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income...........................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..........................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                      F1

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments    (1.35)     (0.86)      0.69      1.14      2.52
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (0.93)     (0.25)      1.27      1.72      3.11
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains....................    (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (5.68)%    (1.44)%    7.78 %   10.24 %   17.96 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
  Expenses...............................................    0.64 %     0.64 %     0.62 %    0.61 %    0.62 %
  Net investment income..................................    2.61 %     3.22 %     3.20 %    3.21 %    3.02 %
Portfolio turnover rate..................................     236 %      132 %       76 %     138 %     227 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



                                      F2

Financial Highlights

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                Government Income Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999     1998    1997
                                                          ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $12.02  $11.55  $11.87   $11.52  $11.22
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.89    0.76     0.67    0.75
Net realized and unrealized gains (losses) on investments   0.31    0.52   (1.08)    0.36    0.30
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   0.96    1.41   (0.32)    1.03    1.05
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.72)  (0.91)     --    (0.68)  (0.75)
Distribution from net realized gains.....................     --   (0.03)     --       --      --
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (0.72)  (0.94)     --    (0.68)  (0.75)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $12.26  $12.02  $11.55   $11.87  $11.52
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)...............................   8.06%  12.78%  (2.70)%   9.09%   9.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $311.0  $291.5  $335.5   $443.2  $429.6
Ratios to average net assets:............................
  Expenses...............................................  0.47 %  0.47 %  0.44 %    0.43%   0.44%
  Net investment income..................................   5.53%   6.03%   5.72%    5.71%   6.40%
Portfolio turnover rate..................................    361%    184%    106%     109%     88%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F3

Financial Highlights

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2001     2000     1999    1998     1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                              ----------

                                              ----------


                                              ----------
                                                2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %


                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                2000        1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.


                                      F4

Financial Highlights

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                   Natural Resources Portfolio
                                                          -------------------------------------------
                                                                           Year Ended
                                                                          December 31,
                                                          -------------------------------------------
                                                           2001      2000    1999    1998      1997
                                                          -------   ------  ------  -------   -------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.59   $17.38  $11.98  $ 15.24   $ 19.77
                                                          -------   ------  ------  -------   -------
Income From Investment Operations:
Net investment income....................................    0.43     0.13    0.10     0.09      0.12
Net realized and unrealized gains (losses) on investments   (2.89)    6.36    5.40    (2.48)    (2.43)
                                                          -------   ------  ------  -------   -------
   Total from investment operations......................   (2.46)    6.49    5.50    (2.39)    (2.31)
                                                          -------   ------  ------  -------   -------
Less Distributions:
Dividends from net investment income.....................   (0.55)   (0.16)  (0.10)   (0.11)    (0.10)
Distributions in excess of net investment income.........      --    (0.09)     --       --        --
Distributions from net realized gains....................   (1.47)   (0.03)     --    (0.75)    (2.12)
Tax return of capital distributions......................      --       --      --    (0.01)       --
                                                          -------   ------  ------  -------   -------
   Total distributions...................................   (2.02)   (0.28)  (0.10)   (0.87)    (2.22)
                                                          -------   ------  ------  -------   -------
Net Asset Value, end of year............................. $ 19.11   $23.59  $17.38  $ 11.98   $ 15.24
                                                          =======   ======  ======  =======   =======
Total Investment Return(a)...............................  (10.08)%  37.66%  45.99%  (17.10)%  (11.59)%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 336.1   $393.2  $289.5  $ 236.9   $ 358.0
Ratios to average net assets:
  Expenses...............................................    0.52%    0.58%   0.57%   0.61 %     0.54%
  Net investment income..................................    1.94%    0.67%   0.70%   0.63 %     0.60%
Portfolio turnover rate..................................     23 %     30 %    26 %     12 %      32 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F5

Financial Highlights

                                                            Small Capitalization Stock Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999    1998     1997
                                                          ------  ------  ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $17.11  $16.25  $14.71  $15.93   $13.79
                                                          ------  ------  ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.06    0.07    0.10    0.09     0.10
Net realized and unrealized gains (losses) on investments   0.67    1.81    1.71   (0.25)    3.32
                                                          ------  ------  ------  ------   ------
   Total from investment operations......................   0.73    1.88    1.81   (0.16)    3.42
                                                          ------  ------  ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.08)  (0.08)     --   (0.09)   (0.10)
Distributions from net realized gains....................  (2.28)  (0.94)  (0.27)  (0.97)   (1.18)
                                                          ------  ------  ------  ------   ------
   Total distributions...................................  (2.36)  (1.02)  (0.27)  (1.06)   (1.28)
                                                          ------  ------  ------  ------   ------
Net Asset Value, end of year............................. $15.48  $17.11  $16.25  $14.71   $15.93
                                                          ======  ======  ======  ======   ======
Total Investment Return(a)...............................   5.53%  12.81%  12.68%  (0.76)%  25.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $611.1  $568.3  $437.5  $360.4   $290.3
Ratios to average net assets:
  Expenses...............................................   0.48%   0.48%   0.45%   0.47%    0.50%
  Net investment income..................................   0.52%   0.59%   0.70%   0.57%    0.69%
Portfolio turnover rate..................................    23 %    29 %    31 %    26 %     31 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F6

Financial Highlights

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

                                                              Zero Coupon Bond Portfolio 2005
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999     1998    1997
                                                          ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $13.38  $12.68  $13.44   $12.60  $12.25
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.65    0.67     0.66    0.68
Net realized and unrealized gains (losses) on investments   0.42    1.02   (1.43)    0.87    0.66
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   1.07    1.67   (0.76)    1.53    1.34
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.64)  (0.67)     --    (0.67)  (0.71)
Distributions from net realized gains....................  (0.04)  (0.30)     --    (0.02)  (0.28)
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (0.68)  (0.97)     --    (0.69)  (0.99)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $13.77  $13.38  $12.68   $13.44  $12.60
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)...............................   8.11%  13.76%  (5.66)%  12.35%  11.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 55.0  $ 49.8  $ 45.4   $ 45.5  $ 30.8
Ratios to average net assets:
  Expenses...............................................   0.63%   0.65%   0.59%    0.61%   0.74%
  Net investment income..................................   5.05%   5.26%   5.31%    5.35%   5.71%
Portfolio turnover rate..................................    10 %    67 %    15 %      --%    35 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F7

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623





PSF1

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                           High Yield Bond Portfolio
                              Jennison Portfolio
                            Money Market Portfolio
                             Stock Index Portfolio
                                Value Portfolio
                SP Aggressive Growth Asset Allocation Portfolio
                      SP AIM Aggressive Growth Portfolio
                         SP AIM Core Equity Portfolio
                    SP Alliance Large Cap Growth Portfolio
                       SP Alliance Technology Portfolio
                    SP Balanced Asset Allocation Portfolio
                  SP Conservative Asset Allocation Portfolio
                           SP Davis Value Portfolio
                  SP Deutsche International Equity Portfolio
                     SP Growth Asset Allocation Portfolio
                   SP INVESCO Small Company Growth Portfolio
                  SP Jennison International Growth Portfolio
                         SP Large Cap Value Portfolio
                    SP MFS Capital Opportunities Portfolio
                        SP MFS Mid-Cap Growth Portfolio
                         SP PIMCO High Yield Portfolio
                        SP PIMCO Total Return Portfolio
                 SP Prudential U.S. Emerging Growth Portfolio
                       SP Small/Mid-Cap Value Portfolio
                SP Strategic Partners Focused Growth Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

 1  RISK/RETURN SUMMARY
 1  Investment Objectives and Principal Strategies
12  Principal Risks
16  Evaluating Performance

45  HOW THE PORTFOLIOS INVEST
45  Investment Objectives and Policies
45  Conservative Balanced Portfolio
46  Diversified Bond Portfolio
47  Equity Portfolio
48  Flexible Managed Portfolio
50  Global Portfolio
50  High Yield Bond Portfolio
51  Jennison Portfolio
52  Money Market Portfolio
53  Stock Index Portfolio
54  Value Portfolio
55  SP AIM Aggressive Growth Portfolio
56  SP AIM Core Equity Portfolio
58  SP Alliance Large Cap Growth Portfolio
59  SP Alliance Technology Portfolio
60  SP Asset Allocation Portfolios
61  SP Aggressive Growth Asset Allocation Portfolio
62  SP Balanced Asset Allocation Portfolio
62  SP Conservative Asset Allocation Portfolio
63  SP Growth Asset Allocation Portfolio
63  SP Davis Value Portfolio
64  SP Deutsche International Equity Portfolio
67  SP INVESCO Small Company Growth Portfolio
67  SP Jennison International Growth Portfolio
69  SP Large Cap Value Portfolio
70  SP MFS Capital Opportunities Portfolio
71  SP MFS Mid-Cap Growth Portfolio
72  SP PIMCO High Yield Portfolio
73  SP PIMCO Total Return Portfolio
75  SP Prudential U.S. Emerging Growth Portfolio
77  SP Small/Mid-Cap Value Portfolio
78  SP Strategic Partners Focused Growth Portfolio

--------------------------------------------------------------------------------

81  OTHER INVESTMENTS AND STRATEGIES
81  ADRs
81  Convertible Debt and Convertible Preferred Stock
81  Derivatives
81  Dollar Rolls
81  Equity Swaps
81  Forward Foreign Currency Exchange Contracts
81  Futures Contracts
82  Interest Rate Swaps
82  Joint Repurchase Account
82  Loans and Assignments
82  Mortgage-related Securities
82  Options
83  Real Estate Investment Trusts
83  Repurchase Agreements
83  Reverse Repurchase Agreements
83  Short Sales
83  Short Sales Against-the-Box
83  When-Issued and Delayed Delivery Securities
84  HOW THE FUND IS MANAGED
84  Board of Directors
84  Investment Adviser
85  Investment Sub-Advisers
87  Portfolio Managers
94  HOW TO BUY AND SELL SHARES OF THE FUND
95  Net Asset Value
96  Distributor
96  OTHER INFORMATION
96  Federal Income Taxes
97  Monitoring for Possible Conflicts
97  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 12. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

The Portfolio's investment objective is total investment return consistent with a conservatively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  management risk

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Flexible Managed Portfolio

The Portfolio's investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

High Yield Bond Portfolio

The Portfolio's investment objective is a high total return. In pursuing our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.


   Principal Risks:
    .  company risk
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  industry/sector risk
    .  interest rate risk
    .  management risk
    .  market risk

Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

SP Aggressive Growth Asset Allocation Portfolio

The SP Aggressive Growth Asset Allocation Portfolio seeks capital appreciation by investing in large cap equity Portfolios, international Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Aggressive Growth Asset Allocation Portfolio invests in shares of the following Fund Portfolios:

    . a large capitalization equity component (approximately 40% of the Portfolio, invested in shares of the SP Davis Value Portfolio (20% of Portfolio), the SP Alliance Large Cap Growth Portfolio (10% of Portfolio), and the Jennison Portfolio (10% of Portfolio)); and

    . an international component (approximately 35% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (17.5% of Portfolio) and the SP Deutsche International Equity Portfolio (17.5% of Portfolio)); and

    . a small/mid-capitalization equity component (approximately 25% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (12.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP AIM Aggressive Growth Portfolio

The Portfolio's investment objective is to achieve long-term growth of capital. The Portfolio seeks to meet this objective by investing primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year. Growth stocks usually involve a higher level of risk than value stocks, because growth stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, A I M Capital Management, Inc. will invest in securities of small- and medium-sized growth companies, may invest up to 25% of its total assets in foreign securities and may invest up to 25% of its total assets in real estate investment trusts (REITs). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  liquidity risk
    .  management risk
    .  market risk

SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)

The Portfolio's primary investment objective is growth of capital with a secondary objective of current income. The Portfolio seeks to meet these objectives by investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. In complying with this 80% requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. A I M Capital Management, Inc. considers whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  interest rate risk
    .  leveraging risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Alliance Large Cap Growth Portfolio

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio normally invests at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio's total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance Capital Management, L.P. ("Alliance") selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. "Alliance", "Alliance Capital" and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Alliance Technology Portfolio

The Portfolio's objective is growth of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Portfolio may invest up to 25% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  industry/sector risk
    .  interest rate risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Balanced Asset Allocation Portfolio

The SP Balanced Asset Allocation Portfolio seeks to provide a balance between current income and growth of capital by investing in fixed income Portfolios, large cap equity Portfolios, small/mid-cap equity Portfolios, and international equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio invests in shares of the following
Portfolios:

    . a fixed income component (approximately 40% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (25% of Portfolio) and the SP PIMCO High Yield Portfolio (15% of Portfolio)); and

    . a large capitalization equity component (approximately 35% of the Portfolio, invested in shares of the SP Davis Value Portfolio (17.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (8.75% of Portfolio), and the Jennison Portfolio (8.75% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)); and

    . an international component (approximately 10% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (5% of Portfolio) and the SP Deutsche International Equity Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

The SP Conservative Asset Allocation Portfolio seeks to provide current income with low to moderate capital appreciation by investing in fixed income Portfolios, large cap equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio invests in shares of the following Portfolios:

    . a fixed income component (approximately 60% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (40% of Portfolio) and the SP PIMCO High Yield Portfolio (20% of Portfolio)); and

    . a large capitalization equity component (approximately 30% of the Portfolio, invested in shares of the SP Davis Value Portfolio (15% of Portfolio), the SP Alliance Large Cap Growth Portfolio (7.5% of Portfolio), and the Jennison Portfolio (7.5% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 10% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Davis Value Portfolio

SP Davis Value Portfolio's investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers use the investment philosophy of Davis Selected Advisers, L.P. to select common stocks of quality, overlooked growth companies at value prices and to hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company's true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that "Value" Stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Deutsche International Equity Portfolio

The Portfolio's investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio seeks to achieve its goal by investing primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Inc. (DAMI)

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Growth Asset Allocation Portfolio

The SP Growth Asset Allocation Portfolio seeks to provide long-term growth of capital with consideration also given to current income, by investing in large-cap equity Portfolios, fixed income Portfolios, international equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio invests in shares of the following
Portfolios:

    . a large capitalization equity component (approximately 45% of the Portfolio, invested in shares of the SP Davis Value Portfolio (22.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (11.25% of Portfolio), and the Jennison Portfolio (11.25% of Portfolio)); and

    . a fixed income component (approximately 20% of the Portfolio, invested in shares of the SP PIMCO High Yield Portfolio (10% of Portfolio) and the SP PIMCO Total Return Portfolio (10% of Portfolio)); and

    . an international component (approximately 20% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (10% of Portfolio) and the SP Deutsche International Equity Portfolio (10% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP INVESCO Small Company Growth Portfolio

The Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio will invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition, and have a higher rate of failure than larger companies. On the other hand, large companies were once small companies themselves, and the growth opportunities of some small companies may be quite high. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by INVESCO Funds Group, Inc.

   Principal Risks:
    .  company risk
    .  management risk
    .  market risk

SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk

SP Large Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk, to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP MFS Capital Opportunities Portfolio

The Portfolio's investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's portfolio manager and MFS's large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

SP MFS Mid-Cap Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests, under normal market conditions, at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Massachusetts Financial Services Company (MFS) believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the

Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 80% investment policy. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

SP PIMCO High Yield Portfolio

The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody's Investor Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade fixed income instruments. The average duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  leveraging risk
    .  liquidity risk
    .  management risk
    .  market risk
    .  mortgage risk

SP PIMCO Total Return Portfolio

The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  interest rate risk
    .  management risk

SP Prudential U.S. Emerging Growth Portfolio

The Portfolio's investment objective is long-term capital appreciation, which means that the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Small/Mid-Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with small to medium market capitalizations (those with market capitalizations similar to companies in the S&P Small Cap 600 or the Russell 2000 for small market capitalization and the S&P MidCap 400 or the Russell Midcap(R) Index for medium market capitalization). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow, or in relation to securities of other companies in the same industry, (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Strategic Partners Focused Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. This means the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio's shareholders.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I Shares)

1992    1993    1994    1995    1996    1997    1998   1999    2000     2001
----    ----    ----    ----    ----    ----    ----   ----    ----     ----
6.95%  12.20%  (0.97%) 17.27%  12.63%  13.45%  11.74%  6.69%  (0.48)%  (2.02)%

BEST QUARTER: 7.62% (2/nd/ quarter of 1997)
WORST QUARTER: (6.03)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       1 YEAR  5 YEARS 10 YEARS
                                                       ------- ------- --------
Class I shares                                          -2.02%  5.69%    7.55%
S&P 500**                                              -11.88% 10.70%   12.93%
Conservative Balanced Custom Blended Index***           -2.22%  8.81%    9.81%
Lipper Average****                                      -2.87%  8.04%    9.19%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Conservative Balanced Custom Blended Index consists of the Standard &
    Poor's 500 Composite Stock Price Index (50%), the Lehman Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
    Prudential Investments LLC.
****The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Bond Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.19%  10.13%  (3.23)%  20.73%  4.40%   8.57%   7.15%  (0.74)%  9.72%   6.98

BEST QUARTER: 7.32% (2nd quarter of 1995)
WORST QUARTER: -2.83% (1st quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                       1 YEAR 5 YEARS 10 YEARS
                                                       ------ ------- --------
Class I shares                                         6.98%   6.27%   6.92%
Lehman Aggregate Bond Index**                          8.44%   7.43%   7.23%
Lipper Average***                                      7.57%   6.44%   7.07%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)
WORST QUARTER: -15.58% (3rd quarter of 2001)


* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992   1993     1994    1995    1996    1997    1998    1999    2000    2001
----   ----     ----    ----    ----    ----    ----    ----    ----    ----
7.61%  15.58%  (3.16)%  24.13%  13.64%  17.96%  10.24%  7.78%  (1.44)% (5.68)%

BEST QUARTER: 10.89% (2nd quarter of 1997)
WORST QUARTER: -9.46% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       1 YEAR  5 YEARS 10 YEARS
                                                       ------- ------- --------
Class I shares                                          -5.68%  5.43%    8.27%
S&P 500**                                              -11.88% 10.70%   12.93%
Flexible Managed Custom Blended Index***                -4.00%  9.26%   10.52%
Lipper Average****                                      -5.27%  7.95%    9.62%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Flexible Managed Custom Blended Index consists of the S&P 500 (60%), the Lehman Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%).
    The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                      Annual Returns* (Class I shares)
                      --------------------------------
1992    1993    1994   1995   1996    1997   1998     1999     2000    2001
----    ----    ----   ----   ----    ----   ----     ----     ----    ----
(3.42)% 43.14% (4.89)% 15.88% 19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)
WORST QUARTER: -21.45% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       1 YEAR  5 YEARS 10 YEARS
                                                       ------- ------- --------
Class I shares                                         -17.64%  6.11%   9.39%
MSCI World Index**                                     -16.82%  5.37%   8.06%
Lipper Average***                                      -15.28%  6.38%   9.57%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
High Yield Bond Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
17.53%  19.27% (2.72)%  17.56%  11.39%  13.78% (2.36)%  4.61%  (7.91)% (0.44)%

BEST QUARTER: 7.12% (1st quarter of 1992)
WORST QUARTER: -9.50% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       1 YEAR 5 YEARS 10 YEARS
                                                       ------ ------- --------
Class I shares                                         -0.44%  1.28%   6.64%
Lehman High Yield Index**                               5.28%  3.11%   7.58%
Lipper Average***                                       1.13%  1.60%   6.59%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman High Yield Index is made up of over 700 noninvestment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

                                    [CHART]





Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
3.79%   2.95%   4.05%   5.80%   5.22%   5.41%   5.39%   4.97%   6.20%   4.22%

BEST QUARTER: 1.59% (3rd quarter of 2000)
WORST QUARTER: 0.66% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                   1 YEAR    5 YEARS  10 YEARS
                                                  --------- --------- ---------
Class I shares                                        4.22%     5.24%     4.80%
Lipper Average**                                      3.73%     4.96%     4.54%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

7-Day Yield* (as of 12/31/01)

  Money Market Portfolio                                    1.89%
  Average Money Market Fund**                               1.45%
 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.
** Source: iMoneyNet, Inc. As of 12/31/01, based on the iMoneyNet First and Second Tier General Purpose Retail Universe.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)
WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                       1 YEAR  5 YEARS 10 YEARS
                                                       ------  ------- --------
Class I shares                                         -12.05% 10.47%   12.61%
S&P 500**                                              -11.88% 10.70%   12.93%
Lipper Average***                                      -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]






Annual Returns* (Class I shares)

1992     1993   1994   1995    1996    1997    1998    1999    2000    2001
----     ----   ----   ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%  21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)
WORST QUARTER: -18.14% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                       1 YEAR  5 YEARS 10 YEARS
                                                       ------  ------- --------
Class I Shares                                          -2.08% 11.18%   13.14%
S&P 500**                                              -11.88% 10.70%   12.93%
Russell(R) 1000 Value Index***                          -5.59% 11.13%   14.13%
Lipper Large Cap Value Funds Average****                -5.98%  8.68%   12.38%
Lipper Multi Cap Value Funds Average****                -0.22%  9.81%   11.17%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell(R) 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]





Annual Returns* (Class I shares)

 2001
 ----
(17.92)%

BEST QUARTER: 12.24% (4th quarter of 2001)
WORST QUARTER: -18.08% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                      SINCE
                                                                    INCEPTION
                                                            1 YEAR  (9/22/00)
                                                            ------- ---------
Class I shares                                              -17.92%  -18.84%
S&P 500**                                                   -11.88%  -15.32%
Aggressive Growth AA Custom Blended Index***                -12.46%  -16.17%
Lipper Average****                                          -12.94%  -15.14%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Aggressive Growth AA Custom Blended Index consists of the Russell(R)
    1000 Value Index (20%), the Russell 1000 Growth Index (20%), the Russell 2500 Value Index (12.5%), the Russell Mid-Cap Growth Index (12.5%), and the MSCI EAFE Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

 Annual Returns* (Class I shares)

  2001
  -----
 (24.53)%

BEST QUARTER:14.26%(4th quarter of 2001)
WORST QUARTER:-24.17%(3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                      SINCE
                                                                    INCEPTION
                                                            1 YEAR  (9/22/00)
                                                            ------  ---------
Class I shares                                              -24.53%  -28.74%
Russell 2500(R) Index**                                       1.22%   -2.00%
Russell 2500(TM) Growth Index***                            -10.75%  -23.14%
Lipper Average****                                          -23.31%  -32.40%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Russell 2500(R) Index measures the performance of the 500 smallest companies in the Russell 1000 Index and all 2000 companies included in the Russell 2000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 2500(TM) Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Mid-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

 Annual Returns* (Class I shares)

  2001
  -----
 (22.68)%

BEST QUARTER:14.41%(4th quarter of 2001)
WORST QUARTER:-21.41%(3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                      SINCE
                                                                    INCEPTION
                                                            1 YEAR  (9/22/00)
                                                            ------- ---------
Class I Shares                                              -22.68%  -28.53%
S&P 500**                                                   -11.88%  -15.32%
Russell 1000(R) Index***                                    -12.45%  -16.74%
Lipper Large Cap Growth Funds Average****                   -21.88%  -28.52%
Lipper Large Cap Core Funds Average****                     -13.03%  -15.58%

--------------------------------------------------------------------------------

* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
    Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Large Cap Growth Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (14.47)%

BEST QUARTER: 14.58% (4th quarter of 2001)
WORST QUARTER: -16.82% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                      SINCE
                                                                    INCEPTION
                                                            1 YEAR  (9/22/00)
                                                            ------- ---------
Class I shares                                              -14.47%  -21.71%
Russell 1000(R) Index**                                     -12.45%  -16.74%
Russell 1000(R) Growth Index***                             -20.42%  -31.26%
Lipper Large Cap Growth Funds Average****                   -21.88%  -28.52%
Lipper Multi-Cap Core Funds Average****                     -12.94%  -15.14%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
    Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average and Multi-Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Growth Funds Average is also shown, because the management of the portfolios included in the Large Cap Growth Funds average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Alliance Technology Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (25.07)%

BEST QUARTER: 33.41% (4th quarter of 2001)
WORST QUARTER: -34.25% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                      SINCE
                                                                    INCEPTION
                                                            1 YEAR  (9/22/00)
                                                            ------- ---------
Class I shares                                              -25.07%  -35.49%
S&P 500**                                                   -11.88%  -15.32%
S&P Supercomposite 1500
Technology Index***                                         -22.16%  -39.58%
Lipper Average****                                          -21.29%  -27.50%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Standard & Poor's Supercomposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (5.99)%

BEST QUARTER: 8.40% (4th quarter of 2001)
WORST QUARTER: -9.62% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                      SINCE
                                                                    INCEPTION
                                                           1 YEAR   (9/22/00)
                                                          --------- ---------
Class I shares                                               -5.99%    -5.79%
S&P 500**                                                   -11.88%   -15.32%
Balanced AA Custom Blended Index***                          -2.97%    -5.95%
Lipper Average****                                           -2.87%    -2.87%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Balanced AA Custom Blended Index consists of the Russell 1000(R) Value
    Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500
    Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (25%), the Lehman Brothers Intermediate BB Index (15%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (0.23)%

BEST QUARTER: 6.16% (4th quarter of 2001)
WORST QUARTER: -5.09% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                   SINCE
                                                                 INCEPTION
                                                        1 YEAR   (9/22/00)
                                                       --------- ---------
Class I shares                                            -0.23%     0.47%
S&P 500**                                                -11.88%   -15.32%
Conservative AA Custom Blended Index***                    1.68%    -0.63%
Lipper Average****                                        -0.28%     0.70%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Conservative AA Custom Blended Index consists of the Russell 1000(R)
    Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2500 Value Index (5%), the Lehman Brothers Aggregate Bond Index (40%), the
    Lehman Brothers Intermediate BB Index (20%) and the Russell Mid-Cap Growth Index (5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Davis Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (10.46)%

BEST QUARTER: 10.65% (4th quarter of 2001)
WORST QUARTER: -13.69% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                   SINCE
                                                                 INCEPTION
                                                        1 YEAR   (9/22/00)
                                                       --------- ---------
Class I shares                                           -10.46%  -7.08%
Russell 1000(R) Value Index**                             -5.59%  -1.76%
Lipper Average***                                         -5.98%  -1.00%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Russell 1000(R) Value Index consists of those companies in the Russell
    1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (22.07)%

BEST QUARTER: 7.00% (4th quarter of 2001)
WORST QUARTER: -15.78% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                      SINCE
                                                                    INCEPTION
                                                            1 YEAR  (9/22/00)
                                                            ------- ---------
Class I shares                                              -22.07%  -21.12%
MSCI EAFE Index**                                           -21.44%  -19.33%
Lipper Average***                                           -21.48%  -20.77%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
   (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (11.77)%

BEST QUARTER: 10.30% (4th quarter of 2001)
WORST QUARTER: -13.64% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                      SINCE
                                                                    INCEPTION
                                                            1 YEAR  (9/22/00)
                                                            ------- ---------
Class I shares                                              -11.77%  -12.60%
S&P 500**                                                   -11.88%  -15.32%
Growth AA Custom Blended Index***                            -8.47%  -11.50%
Lipper Average****                                          -12.94%  -15.14%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Growth AA Custom Blended Index consists of the Russell 1000(R) Value
    Index (22.5%), the Russell 1000 Growth Index (22.5%), the Russell 2500
    Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (10%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.18)%

BEST QUARTER: 25.50% (4th quarter of 2001)
WORST QUARTER: -26.36% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                    SINCE
                                                                  INCEPTION
                                                          1 YEAR  (9/22/00)
                                                          ------- ---------
Class I shares                                            -17.18%  -24.90%
Russell 2000(R) Index**                                     2.49%   -3.69%
Russell 2000(R) Growth Index***                            -9.23%  -22.74%
Lipper Average****                                        -12.40%  -21.64%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 2000(R) Growth Index consists of those companies in the Russell
    2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (35.64)%

BEST QUARTER: 8.35% (4th quarter of 2001)
WORST QUARTER: -20.59% (1st quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                            SINCE     SINCE
                                                           CLASS I  CLASS II
                                                          INCEPTION INCEPTION
                                                  1 YEAR  (9/22/00) (10/4/00)
                                                  ------- --------- ---------
Class I shares                                    -35.64%  -37.67%     --
Class II shares                                   -35.92%    --      -37.67%
MSCI EAFE Index**                                 -21.44%  -19.33%   -19.33%
Lipper Average***                                 -21.48%  -20.77%   -20.77%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, inc.
*** The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (8.65)%

BEST QUARTER: 7.83% (4th quarter of 2001)
WORST QUARTER: -12.07% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                    SINCE
                                                                  INCEPTION
                                                          1 YEAR  (9/22/00)
                                                          ------- ---------
Class I shares                                             -8.65%    3.34%
Russell 1000(R) Index**                                   -12.45%  -16.74%
Russell 1000(R) Value Index***                             -5.59%   -1.76%
Lipper Average****                                         -5.98%   -4.97%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Russell 1000(R) Index measures the performance of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Value Index measures the performance of those Russell
    1000(R) companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (23.28)%

BEST QUARTER: 17.92% (4th quarter of 2001)
WORST QUARTER: -25.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                    SINCE
                                                                  INCEPTION
                                                          1 YEAR  (9/22/00)
                                                          ------- ---------
Class I Shares                                            -23.28%  -24.15%
S&P 500**                                                 -11.88%  -15.32%
Russell 1000(R) Index***                                  -12.45%  -16.74%
Lipper Multi-Cap Core Funds Average****                   -12.94%  -15.14%
Lipper Large Cap Core Funds Average****                   -13.03%  -15.58%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
    Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (20.93)%

BEST QUARTER: 29.37% (4th quarter of 2001)
WORST QUARTER: 33.97% (3rd quarter of 2001))
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                    SINCE
                                                                  INCEPTION
                                                          1 YEAR  (9/22/00)
                                                          ------  ---------
Class I shares                                            -20.93%  -18.29%
Russell MidCap(R) Index**                                  -5.62%   -7.27%
Russell MidCap Growth(R) Index***                         -20.15%  -32.41%
Lipper Average****                                        -23.31%  -31.98%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Russell MidCap(R) Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
    Source: Lipper, Inc.
*** The Russell MidCap Growth(R) Growth Index consists of those securities included in the Russell MidCap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
****The Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.

--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.97%

BEST QUARTER:      WORST QUARTER:
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                   SINCE
                                                                 INCEPTION
                                                          1 YEAR (9/22/00)
                                                          ------ ---------
Class I shares                                             3.97%    4.66%
Lehman Brothers Intermediate BB Corporate Index**         10.17%    7.99%
Lipper Average***                                          1.13%   -3.78%

--------------------------------------------------------------------------------
   *The Portfolio's returns are after deduction of expenses and do not include
    Contract charges.
 **The Lehman Brothers Intermediate BB Corporate Index is an unmanaged index comprised of various fixed-income securities rated BB. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
***The Lipper Variable Insurance Products (VIP) High Current Yield Funds
   Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  8.66%

BEST QUARTER: 5.69% (3rd quarter of 2001)
WORST QUARTER: -0.32% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                   SINCE
                                                                 INCEPTION
                                                          1 YEAR (9/22/00)
                                                          ------ ---------
Class I shares                                            8.66%   11.03%
Lehman Brothers Aggregate Bond Index**                    8.44%   10.28%
Lipper Average***                                         5.76%    5.98%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception'' return reflects the closest calendar month-end return.
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General Bond Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception'' return reflects the closest calendar month-end return. Source: Lipper, Inc.

SP Prudential U.S. Emerging Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.78)%

BEST QUARTER: 19.41% (4th quarter of 2001)
WORST QUARTER: -27.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                       SINCE
                                                                      CLASS I
                                                                     INCEPTION
                                                            1 YEAR   (9/22/00)
                                                            ------   ---------
Class I Shares                                              -17.78%   -25.26%
S&P MidCap 400 Index**                                      -0.62%     -3.57%
Russell Midcap Growth(R) Index***                           -20.15%   -32.41%
Lipper Multi-Cap Growth Funds Average****                   -26.81%   -35.76%
Lipper Mid Cap Growth Funds Average****                     -23.31%   -31.98%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 7/9/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
**  The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap
    400) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation -- gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell Midcap Growth(R) Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
    Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Growth Funds Average and Mid Cap Growth Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid Cap Growth Fund Average is also shown, because the management of the portfolios included in the Mid Cap Growth Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.11%

BEST QUARTER: 15.27% (4th quarter of 2001)
WORST QUARTER: -14.47% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                     SINCE
                                                                   INCEPTION
                                                            1 YEAR (9/22/00)
                                                            ------ ---------
Class I shares                                              3.11%   11.42%
Russell 2500(R) Index**                                     1.22%   -2.00%
Russell 2500(TM) Value Index***                             9.73%   15.05%
Lipper Average****                                          7.33%   11.96%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index, and the Russell 2000 Index consists of the smallest 2000 securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 2500(TM) Value Index measures the performance of Russell
    2500(TM) companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
    Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Mid-Cap Value Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (15.32)%

BEST QUARTER: 13.30% (4th quarter of 2001)
WORST QUARTER: -19.07% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                      SINCE
                                                                     CLASS I
                                                                    INCEPTION
                                                            1 YEAR  (9/22/00)
                                                            ------- ---------
Class I shares                                              -15.32%  -26.64%
S&P 500**                                                   -11.88%  -15.32%
Russell 1000(R) Growth Index***                             -20.42%  -31.26%
Lipper Average****                                          -22.94%  -28.52%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 1/12/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.

-------------------------------------------------------------
Balanced Portfolio                                           To achieve our objective, we invest in a mix of equity and
We invest in equity, debt and money market securities in     equity-related securities, debt obligations and money
order to achieve diversification. We seek to maintain a      market instruments. We adjust the percentage of Portfolio
conservative blend of investments that will have strong      assets in each category depending on our expectations
performance in a down market and solid, but not              regarding the different markets. While we make every
necessarily outstanding, performance in up markets.          effort to achieve our objective, we can't guarantee
This Portfolio may be appropriate for an investor looking    success and it is possible that you could lose money.
for diversification with less risk than that of the Flexible
Managed Portfolio, while recognizing that this reduces       We will vary how much of the Portfolio's assets are
the chances of greater appreciation.                         invested in a particular type of security depending on
                                                             how we think the different markets will perform.
--------------------------------------------

Under normal conditions, we will invest within the ranges shown below:

                 Asset Type                  Minimum Normal Maximum
                 ----------                  ------- ------ -------
                   Stocks                      15%     50%    75%
Debt obligations and money market securities   25%     50%    85%

The equity portion of the Portfolio is generally managed as an index fund, designed to mirror the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio's investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the

U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

-------------------------------------------------------------
Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

--------------------------------------------

Usually, at least 80% of the Portfolio's investable assets will be invested in debt securities that are investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc.-

(Moody's), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio.

---------------------------------------------------------------
Balanced Portfolio                                             To achieve our objective, we invest in a mix of equity
We invest in equity, debt and money market                     and equity-related securities, debt obligations and
securities -- in order to achieve diversification in a single  money market instruments. We adjust the percentage of
Portfolio. We seek to maintain a more aggressive mix of        Portfolio assets in each category depending on our
investments than the Conservative Balanced Portfolio.          expectations regarding the different markets. While we
This Portfolio may be appropriate for an investor looking      make every effort to achieve our objective, we can't
for diversification who is willing to accept a relatively high guarantee success and it is possible that you could lose
level of loss in an effort to achieve greater appreciation.    money.

--------------------------------------------

Generally, we will invest within the ranges shown below:

                 Asset Type                  Minimum Normal Maximum
                 ----------                  ------- ------ -------
                   Stocks                      25%     60%    100%
          Fixed income securities               0%     40%     75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans or assignments in the form of loan participations and mortgage-related securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in Real Estate Investment Trusts (REITs).

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use interest rate swaps in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
High Yield Bond Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high total return. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------
High Yield/High Risk                                      Normally, we will invest at least 80% of the Portfolio's
Lower rated and comparable unrated securities tend to     investable assets in medium to lower rated debt
offer better yields than higher rated securities with the securities. These high-yield or "junk bonds" are riskier same maturities because the issuer's financial condition  than higher rated bonds and are considered speculative.
may not have been as strong as that of higher rated
issuers. Changes in the perception of the                 The Portfolio may invest up to 20% of its total assets in
creditworthiness of the issuers of lower rated securities U.S. dollar denominated debt securities issued outside
tend to occur more frequently and in a more pronounced    the U.S. by foreign and U.S. issuers.
manner than for issuers of higher rated securities.
--------------------------------------------

The Portfolio may also acquire common and preferred stock, debt securities and convertible debt and preferred stock.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis. The Portfolio may invest in PIK bonds.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

-------------------------------------------------------------
--------------------------------------------                 We invest in a diversified portfolio of short-term debt
Steady Net Asset Value                                       obligations of the U.S. government, its agencies and
The net asset value for the Portfolio will ordinarily remain instrumentalities, as well as commercial paper, asset
issued at $10 per share because dividends are declared       backed securities, funding agreements, certificates of
and reinvested daily. The price of each share remains        deposit, floating and variable rate demand notes, notes
the same, but when dividends are declared the value of       and other obligations issued by banks, corporations and
your investment grows.                                       other companies (including trust structures), and
--------------------------------------------                 obligations issued by foreign banks, companies or
                                                             foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is to achieve long-term growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders. The Portfolio seeks to meet this objective by investing principally in securities of companies whose earnings the portfolio managers expect to grow more than 15% per year. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           The Portfolio will invest in small- and medium-sized
Aggressive Growth Stock Investing                      growth companies. The portfolio managers focus on
The Portfolio invests primarily in the common stock of companies they believe are likely to benefit from new or small and medium-sized companies that are anticipated  innovative products, services or processes as well as
to have excellent prospects for long-term growth of    those that have experienced above-average, long-term
earnings.                                              growth in earnings and have excellent prospects for
--------------------------------------------           future growth. The portfolio managers consider whether
                                                       to sell a particular security when any of those factors
                                                       materially changes.

The Portfolio may invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Portfolio may invest up to 25% of its total assets in Real Estate Investment Trusts (REITs), and the Portfolio may invest in the securities of other investment companies to the extent otherwise permissible under the Investment Company Act of 1940, and the rules, regulations and orders promulgated thereunder. The Portfolio also may invest in preferred stock, convertible debt, convertible preferred stock, forward foreign currency exchange contracts, restricted securities, repurchase agreements, reverse repurchase agreements and dollar rolls, warrants, when-issued and delayed delivery securities, options on stock and debt securities, options on stock indexes, options on foreign currencies, and may loan portfolio securities. The Portfolio may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. The Portfolio may invest in U.S. Government securities and may make short sales against-the-box (no more than 10% of the Portfolio's total assets may be deposited or pledged as collateral for short sales at any one time).

The Portfolio is managed by A I M Capital Management, Inc.

--------------------------------------------------------------------------------
SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)
--------------------------------------------------------------------------------

The Portfolio's investment objective is growth of capital with a secondary objective of current income. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders. The Portfolio seeks to meet its objective by investing, normally, at least 80% of investible assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. In complying with this 80% requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

------------------------------------------------------------
Growth And Income Investing                                 The Portfolio may invest in corporate debt
This Portfolio invests in a wide variety of equity          securities. Corporations issue debt securities of
securities and debt securities in an effort to achieve both various types, including bonds and debentures
capital appreciation as well as current income.             (which are long-term), notes (which may be short-
                                                            or long-term), bankers acceptances (indirectly
--------------------------------------------                secured borrowings to facilitate commercial
                                                            transactions) and commercial paper (short-term
                                                            unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United
States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

To the extent consistent with its investment objective and policies, the Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 25% of the total assets of the Portfolio. To the extent that the Portfolio has the ability to invest in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Portfolio may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets.

The Portfolio may invest in reverse repurchase agreements with banks. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions;
(ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

The Portfolio may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

The Portfolio may invest in other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Portfolio may invest in the securities of other investment companies to the extent otherwise permissible under the Investment Company Act of 1940, and the rules, regulations and orders promulgated thereunder. The Portfolio also may invest in preferred stock, convertible debt, convertible preferred stock, forward foreign currency exchange contracts, restricted securities, repurchase agreements, reverse repurchase agreements and dollar rolls, warrants, when-issued and delayed delivery securities, options on stock and debt securities, options on stock indexes, options on foreign currencies, and may loan portfolio securities. The Portfolio may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. This Portfolio may invest in U.S. Government securities, and short sales "against-the-box" (no more than 10% of the Portfolio's total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------            During market declines, while adding to positions in
Large Cap Growth                                        favored stocks, the Portfolio becomes somewhat
The Portfolio usually invests in about 40-60 companies, more aggressive, gradually reducing the number of
with the 25 most highly regarded of these companies     companies represented in its portfolio. Conversely,
generally constituting approximately 80% of the         in rising markets, while reducing or eliminating
Portfolio's investable assets. Alliance seeks to gain   fully-valued positions, the Portfolio becomes
positive returns in good markets while providing some   somewhat more conservative, gradually increasing
measure of protection in poor markets.                  the number of companies represented in the
--------------------------------------------            portfolio. Through this approach, Alliance seeks to
                                                        gain positive returns in good markets while
                                                        providing some measure of protection in poor
                                                        markets. The Portfolio also may invest up to 20%
                                                        of its investable assets in convertible debt and
                                                        convertible preferred stock and up to 15% of its
                                                        total assets in equity securities of non-U.S.
                                                        companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

Alliance normally invests at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index).

The Portfolio also may:

    .  invest up to 15% of its total assets in foreign securities;

    . purchase and sell exchange-traded index options and stock index futures contracts;

    . write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    .  make short sales "against-the-box" of up to 15% of its net assets; and

    .  invest up to 10% of its total assets in illiquid securities.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts
(ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Alliance Technology Portfolio
--------------------------------------------------------------------------------

The Portfolio emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------        The Portfolio invests primarily in securities of companies
A Technology Focus                                  expected to benefit from technological advances and
This Portfolio normally invests at least 80% of its improvements (i.e., companies that use technology
investable assets in technology.                    extensively in the development of new or improved
--------------------------------------------        products or processes). The Portfolio will normally have
                                                    at least 80% of its investable assets invested in the
                                                    securities of these companies.

The Portfolio normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities. The Portfolio may seek income by writing listed call options.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    . write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    .  invest up to 10% of its total assets in warrants;

    .  invest up to 15% of its net assets in illiquid securities; and

    .  make loans of portfolio securities of up to 30% of its total assets.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Asset Allocation Portfolios
--------------------------------------------------------------------------------

There are four Asset Allocation Portfolios, entitled SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Directors at any time. While each Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

    . the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

    . the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

    . the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor's individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio's holdings in line with those target percentages. The manager expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, the manager will review the target percentages annually. Based on its evaluation the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, Prudential Investments LLC reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio's investment objective, we can't guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that Prudential Investments LLC will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------              The SP Aggressive Growth Asset Allocation Portfolio
An Asset Allocation Portfolio Investing Fully in          invests in shares of the following Fund Portfolios:
Equity Portfolios
This Portfolio aggressively seeks capital appreciation by     .a large capitalization equity component
investing in large cap equity Portfolios, international        (approximately 40% of the Portfolio, invested in
Portfolios, and small/mid-cap equity Portfolios.               shares of the SP Davis Value Portfolio (20% of
--------------------------------------------                   Portfolio), the SP Alliance Large Cap Growth
                                                               Portfolio (10% of Portfolio), and the Jennison
                                                               Portfolio (10% of Portfolio)); and

                                                              .an international component (approximately 35%
                                                               of the Portfolio, invested in shares of the SP
                                                               Jennison International Growth Portfolio (17.5%
                                                               of Portfolio) and the SP Deutsche International
                                                               Equity Portfolio (17.5% of Portfolio)); and

                                                              .a small/mid capitalization equity component
                                                               (approximately 25% of the Portfolio, invested in
                                                               shares of the SP Small/Mid-Cap Value Portfolio
                                                               (12.5% of Portfolio) and the SP Prudential U.S.
                                                               Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------               The SP Balanced Asset Allocation Portfolio invests in
A Balance Between Current Income And Capital               shares of the following Portfolios:
Appreciation
This Portfolio seeks to balance current income and             .a fixed income component (approximately 40%
growth of capital by investing in fixed income Portfolios,      of the Portfolio, invested in shares of the SP
large cap equity Portfolios, small/mid-cap equity               PIMCO Total Return Portfolio (25% of Portfolio)
Portfolios, and international equity Portfolios.                and the SP PIMCO High Yield Portfolio (15% of
--------------------------------------------                    Portfolio)); and

                                                               .a large capitalization equity component
                                                                (approximately 35% of the Portfolio, invested in
                                                                shares of the SP Davis Value Portfolio (17.5%
                                                                of Portfolio), the SP Alliance Large Cap Growth
                                                                Portfolio (8.75% of Portfolio), and the Jennison
                                                                Portfolio (8.75% of Portfolio)); and

                                                               .a small/mid capitalization equity component
                                                                (approximately 15% of the Portfolio, invested in
                                                                shares of the SP Small/Mid-Cap Value Portfolio
                                                                (7.5% of Portfolio) and the SP Prudential U.S.
                                                                Emerging Growth Portfolio (7.5% of Portfolio));
                                                                and

                                                               .an international component (approximately 10%
                                                                of the Portfolio, invested in shares of the SP
                                                                Jennison International Growth Portfolio (5% of
                                                                Portfolio) and the SP Deutsche International
                                                                Equity Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------          The SP Conservative Asset Allocation Portfolio invests
An Asset Allocation Portfolio Investing Primarily In  in shares of the following Portfolios:
Fixed Income Portfolios
This Portfolio is invested in fixed income, large cap     .a fixed income component (approximately 60%
equity, and small/mid-cap equity Portfolios.               of the Portfolio, invested in shares of the SP
--------------------------------------------               PIMCO Total Return Portfolio (40% of Portfolio)
                                                           and the SP PIMCO High Yield Portfolio (20% of
                                                           Portfolio)); and

                                                          .a large capitalization equity component
                                                           (approximately 30% of the Portfolio, invested in
                                                           shares of the SP Davis Value Portfolio (15% of
                                                           Portfolio), the SP Alliance Large Cap Growth
                                                           Portfolio (7.5% of Portfolio), and the Jennison
                                                           Portfolio (7.5% of Portfolio)); and

                                                          .a small/mid capitalization equity component
                                                           (approximately 10% of the Portfolio, invested in
                                                           shares of the SP Small/Mid-Cap Value Portfolio
                                                           (5% of Portfolio) and the SP Prudential U.S.
                                                           Emerging Growth Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------             The Growth Asset Allocation Portfolio invests in shares
An Asset Allocation Portfolio Investing                  of the following Portfolios:
Primarily In Equity Portfolios
This Portfolio seeks to provide long-term growth of          .a large capitalization equity component
capital with consideration also given to current income.      (approximately 45% of the Portfolio, invested in
--------------------------------------------                  shares of the SP Davis Value Portfolio (22.5%
                                                              of Portfolio), the SP Alliance Large Cap Growth
                                                              Portfolio (11.25% of Portfolio), and the
                                                              Jennison Portfolio (11.25% of Portfolio)); and

                                                             .a fixed income component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              PIMCO High Yield Portfolio (10% of Portfolio)
                                                              and the SP PIMCO Total Return Portfolio (10%
                                                              of Portfolio)); and

                                                             .an international component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              Jennison International Growth Portfolio (10% of
                                                              Portfolio) and the SP Deutsche International
                                                              Equity Portfolio (10% of Portfolio)); and

                                                             .a small/mid-capitalization equity component
                                                              (approximately 15% of the Portfolio, invested in
                                                              shares of the SP Small/Mid-Cap Value Portfolio
                                                              (7.5% of Portfolio) and the SP Prudential U.S.
                                                              Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Davis Value Portfolio
--------------------------------------------------------------------------------

SP Davis Value Portfolio's investment objective is growth of capital. In keeping with the Davis investment philosophy, the portfolio managers select common stocks that offer the potential for capital growth over the long-term. While we will try to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The Portfolio invests primarily in common stocks of U.S.
The Davis Back-to-Basics Approach                        companies with market capitalizations of at least $5
Under the Davis philosophy, Davis seeks to identify      billion, but it may also invest in foreign companies and
companies possessing ten basic characteristics, which    U.S. companies with smaller capitalizations.
Davis believes will foster sustainable long-term growth.
--------------------------------------------

COMMON STOCKS

What They Are.  Common stock represents ownership of a company.

How They Pick Them. The Davis investment philosophy stresses a back-to-basics approach: they use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, Davis searches for those possessing several of the characteristics that are listed below.

Why They Buy Them. SP Davis Value Portfolio buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

The Portfolio may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality overlooked growth stocks. Investment in foreign securities can also offer the Portfolio the potential for economic diversification.

WHAT DAVIS LOOKS FOR IN A COMPANY

1. First-Class Management. The Davis investment philosophy believes that great companies are created by great managers. In visiting companies, they look for managers with a record of doing what they say they are going to do.

2. Management Ownership. Just as they invest heavily in their own portfolios, they look for companies where individual managers own a significant stake.

3. Strong Returns on Capital. They want companies that invest their capital wisely and reap superior returns on those investments.

4. Lean Expense Structure. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. Dominant or Growing Market Share in a Growing Market. A company that is increasing its share of a growing market has the best of both worlds.

6. Proven Record as an Acquirer. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. Strong Balance Sheet. Strong finances give a company staying power to weather difficult economic cycles.

8. Competitive Products or Services. Davis invests in companies with products that are not vulnerable to obsolescence.

9. Successful International Operations. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. Innovation. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

Other Securities and Investment Strategies

The Portfolio invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Portfolio may invest, and investment strategies which the Portfolio may employ, but they are not principal investment strategies. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Selected Advisers, L.P.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               The Portfolio invests for capital appreciation, not income;
International Equities From Developed Countries            any dividend or interest income is incidental to the
The Portfolio invests primarily in the stocks of companies pursuit of that goal.
located in developed foreign countries that make up the
MSCI EAFE Index, plus Canada. The Portfolio also may
invest in emerging markets securities.
--------------------------------------------

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Principal Investments

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio's strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including convertible securities, warrants, foreign securities, options (on stock, debt, stock indices, foreign currencies, and futures), futures contracts, forward foreign currency exchange contracts, interest rate swaps, loan participations, reverse repurchase agreements, dollar rolls, when-issued and delayed delivery securities, short sales, and illiquid securities. We explain each of these instruments in detail in the Statement of Additional Information.

Investment Process

Company research lies at the heart of Deutsche Asset Management Inc.'s (DAMI's) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.

Temporary Defensive Position. The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, DAMI monitors each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

    . its rate of price appreciation begins to trail that of its national stock index;

    . the financial analysts who follow the stock, both within DAMI and outside, cut their estimates of the stock's future earnings; or

    . the stock's price approaches the downside target set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, DAMI seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

    . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Portfolio invests, DAMI analyzes countries and regions to try to anticipate these risks.

    . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, DAMI devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

    . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

    . Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Portfolio diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one does not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. DAMI seeks to minimize this risk by actively managing the currency exposure of the Portfolio.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Portfolio carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Portfolio generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by small companies. Such opportunities pose unique risks. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, they are valued by the method that most accurately reflects their current worth in the judgment of the Board. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them.

The Portfolio is managed by Deutsche Asset Management, Inc. (DAMI).

--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital growth. Most holdings are in small-capitalization companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               INVESCO is primarily looking for companies in the
A Small-Cap Stock Portfolio                                accelerated developing stages of their life cycles,
The Portfolio generally invests primarily in the stocks of which are currently priced below INVESCO's
companies with small market capitalizations.               estimation of their potential, have earnings which may
--------------------------------------------               be expected to grow faster than the U.S. economy in
                                                           general, and/or offer earnings growth of sales, new
                                                           products, management changes, or structural
                                                           changes in the economy. The Portfolio may invest up
                                                           to 25% of its assets in securities of non-U.S. issuers.
                                                           Securities of Canadian issuers and ADRs are not
                                                           subject to this 25% limitation.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase. Although not a principal investment, the Portfolio may use derivatives. A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

Although not a principal investment, the Portfolio may invest in options and futures contracts. Options and futures contracts are common types of derivatives that the Portfolio may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.

Although not a principal investment, the Portfolio may invest in repurchase agreements. In addition, the Portfolio may invest in debt securities, ADRs, convertible securities, junk bonds, warrants, forward foreign currency exchange contracts, interest rate swaps, when-issued and delayed delivery securities, short sales against-the-box, U.S. government securities, Brady Bonds, and illiquid securities. The Portfolio may lend its portfolio securities. In response to adverse market conditions or when restructuring the Portfolio, INVESCO may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio
--------------------------------------------------------------------------------

The investment objective of the SP Large Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of the Portfolio's investable assets in securities of companies with large market capitalizations. The Portfolio normally invests its assets primarily in common stocks.

--------------------------------------------              Although a universal definition of large market
A Large-Cap Value Portfolio                               capitalization companies does not exist, FMR generally
The Portfolio is managed by Fidelity Management and       defines large market capitalization companies as those
Research Company. The Portfolio normally invests at       whose market capitalization is similar to the market
least 80% of its investable assets in securities of       capitalization of companies in the S&P 500 or the
companies with large market capitalizations. The          Russell 1000. A company's market capitalization is
Portfolio normally invests its assets primarily in common based on its current market capitalization or its market
stocks.                                                   capitalization at the time of the Portfolio's investment.
--------------------------------------------              Companies whose capitalization is below this level after
                                                          purchase continue to be considered to have large
                                                          market capitalizations for purposes of the 80% policy.

FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.

The Portfolio primarily invests in equity securities which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts, and exchange traded funds to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The Portfolio's reaction to these developments will be affected by the types of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factor can significantly affect the Portfolio's performance:

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

The Portfolio is managed by Fidelity Management and Research Company.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio
--------------------------------------------------------------------------------

The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The portfolio focuses on companies which
Capital Opportunities In Both U.S. and Foreign           Massachusetts Financial Services Company (MFS)
Stocks                                                   believes have favorable growth prospects and attractive
The Portfolio invests primarily in stocks, convertible   valuations based on current and expected earnings or
securities, and depositary receipts of companies in both cash flow. The Portfolio's investments may include
the United States and in foreign countries.              securities listed on a securities exchange or traded in the
--------------------------------------------             over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 35% of its net assets in foreign securities and (ii) 15% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including corporate debt, lower-rated bonds, U.S. Government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, Brady Bonds, depositary receipts, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities and stock indices), repurchase agreements, mortgage dollar rolls, restricted securities, short sales, short sales against-the-box, warrants, and when-issued and delayed delivery securities. The Portfolio may lend its securities. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible you could lose money.

--------------------------------------------             The Portfolio invests, under normal market conditions, at
A Mid-Cap Growth Stock Portfolio                         least 80% of its investable assets in common stocks and
The Portfolio invests primarily in companies with market related securities, such as preferred stocks, convertible
capitalizations equaling or exceeding $250 million but   securities and depositary receipts for those securities, of
not exceeding the top of the Russell Midcap(TM) Growth   companies with medium market capitalization which
Index range at the time of purchase.                     Massachusetts Financial Services Company (MFS)
--------------------------------------------             believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 80% investment policy. As of December 28, 2001, the top of the Russell Midcap(TM) Growth Index range was approximately $15.7 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of Portfolio holdings. The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including corporate debt, lower-rated bonds, U.S. government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, depository receipts, emerging markets equity securities, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities, and stock indices), repurchase agreements, restricted securities, short sales, short sales against-the-box, short-term debt, warrants, and when-issued and delayed delivery securities. The Portfolio may borrow for temporary purposes, and lend its portfolio securities.

In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in the securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is a high total return. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds.

--------------------------------------------             The Portfolio may invest up to 15% of its assets in
A High-Yield, High-Risk Bond Portfolio                   derivative instruments, such as options, futures
The Portfolio invests primarily in high-yield, high-risk contracts or swap agreements. The Portfolio may also
bonds, also known as "junk bonds."                       invest in mortgage-related securities or asset-backed
--------------------------------------------             securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may also invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

Securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or lower than BBB by Standard & Poor's Ratings Services ("S&P") are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may invest in inflation-indexed bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

The Portfolio may invest in convertible debt and convertible preferred stock securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to a Portfolio's limitations on borrowings.

The Portfolio may invest in "event-linked bonds," which are described in the section below on the SP PIMCO Total Return Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio
--------------------------------------------------------------------------------

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality.

---------------------------------------------------------
An Investment Grade Bond Portfolio                       The Portfolio may invest up to 20% of its assets in
The Portfolio invests primarily in investment grade debt securities denominated in foreign currencies, and may
securities, including foreign debt securities, but may   invest beyond this limit in U.S. dollar-denominated
invest some of its assets in high yield bonds.           securities of foreign issuers. The Portfolio will normally
--------------------------------------------             hedge at least 75% of its exposure to foreign currency to
                                                         reduce the risk of loss due to fluctuations in currency
                                                         exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may invest in convertible debt and convertible preferred stock.

The Portfolio may invest in mortgage-related securities or other asset-backed securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Portfolio may use interest rate swaps in the management of the Portfolio.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls.

The Portfolio may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term capital appreciation. This means the Portfolio seeks investments whose price will increase over several years. While we make every effort to achieve its objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               In deciding which equities to buy, the Portfolio uses what
A Small/Medium-Sized Stock Portfolio                       is known as a growth investment style. This means the
The Portfolio invests primarily in the stocks of small and Portfolio invests in companies that it believes could
medium-sized companies with the potential for above-       experience superior sales or earnings growth. In
average growth.                                            pursuing this objective, the Portfolio normally invests at
--------------------------------------------               least 80% of the Portfolio's investable assets in equity
                                                           securities of small and medium-sized U.S. companies
                                                           with the potential for above-average growth.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor's Mid-Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2001, this number was $10.5 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio may also use repurchase agreements.

The Portfolio may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.

The Portfolio may use various derivative strategies to try to improve its returns or protect its assets. The Portfolio cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

The Portfolio may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

The Portfolio may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Portfolio's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Composite Stock Price Index) and foreign currencies. The Portfolio may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase.

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The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Portfolio Turnover

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio
--------------------------------------------------------------------------------

The investment objective of the SP Small/Mid-Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

--------------------------------------------        The Portfolio normally invests its assets primarily in
A Small/Mid-Cap Value Portfolio                     common stocks. Although universal definitions of small
The Portfolio normally invests at least 80% of its  and medium market capitalization does not exist, FMR investable assets in companies with small to medium generally defines small and medium market
market capitalizations.                             capitalization companies as those whose market
--------------------------------------------        capitalizations is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell
                                                    2000, and the S&P MidCap 400 or the Russell Midcap,
                                                    respectively. A company's market capitalization is based
                                                    on its current market capitalization or its market
                                                    capitalization at the time of the Portfolio's investment.
                                                    Companies whose capitalization is above this level after
                                                    purchase continue to have a small or medium market
                                                    capitalization for purposes of the 80% policy. The size of companies in each index changes with market
                                                    conditions, and the composition of each index. FMR may
                                                    also invest the Portfolio's assets in companies with
                                                    larger market capitalizations.

FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.

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

The Portfolio invests primarily in equity securities, which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs). If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Portfolio's reaction to these developments will be affected by the types of securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factors can significantly affect the Portfolio's performance:

The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio
--------------------------------------------------------------------------------

In pursuing its objective of long-term growth of capital, the Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              The Portfolio's strategy is to combine the efforts of two
A Growth Stock Portfolio                                  investment advisers and to invest in the favorite stock
The Portfolio normally invests at least 65% of its total  selection ideas of three portfolio managers (two of whom assets in the equity-related securities of U.S. companies invest as a team). Each investment adviser to the
that are believed to have strong capital appreciation     Portfolio utilizes a growth style to select approximately
potential. The Portfolio is managed according to a        20 securities. The portfolio managers build a portfolio
growth investment style.                                  with stocks in which they have the highest confidence
--------------------------------------------              and may invest more than 5% of the Portfolio's assets in
                                                          any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

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

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

In addition to common stocks in which the Portfolio primarily invests, equity-related securities include nonconvertible preferred stocks; convertible debt and convertible preferred stock; American Depository Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio may buy common stocks of companies of every size -- small-, medium- and large-capitalization -- although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management's portfolio manager, Alfred Harrison, utilizes the fundamental analysis and research of Alliance's large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates' portfolio managers, Spiros Segalas and Kathleen McCarragher, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio's federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

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

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may use repurchase agreements.

The Portfolio may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

The Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

The Portfolio will also use futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Portfolio may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

The Portfolio may use short sales.

The Portfolio may use various derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others for cash management purposes (the Portfolio can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *


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

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes

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are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small/Mid-Cap Value Portfolio may each borrow up to 33 1/3% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

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The following chart lists the total annualized investment advisory fees paid in
2001 with respect to each of the Fund's Portfolios.

                                                        Total advisory fees as %
Portfolio                                                of average net assets
---------                                               ------------------------
Conservative Balanced..................................           0.55
Diversified Bond.......................................           0.40
Equity.................................................           0.45
Flexible Managed.......................................           0.60
Global.................................................           0.75
High Yield Bond........................................           0.55
Jennison (formerly, Prudential Jennison)...............           0.60
Money Market...........................................           0.40
Stock Index............................................           0.35
Value..................................................           0.40
SP Aggressive Growth Asset Allocation..................           0.84*
SP AIM Aggressive Growth...............................           0.95
SP AIM Core Equity (formerly, SP AIM Growth and Income)           0.85
SP Alliance Large Cap Growth...........................           0.90
SP Alliance Technology.................................           1.15
SP Balanced Asset Allocation...........................           0.75*
SP Conservative Asset Allocation.......................           0.71*
SP Davis Value.........................................           0.75
SP Deutsche International Equity.......................           0.90
SP Growth Asset Allocation.............................           0.80*
SP INVESCO Small Company Growth........................           0.95
SP Jennison International Growth.......................           0.85
SP Large Cap Value.....................................           0.80
SP MFS Capital Opportunities...........................           0.75
SP MFS Mid-Cap Growth..................................           0.80
SP PIMCO High Yield....................................           0.60
SP PIMCO Total Return..................................           0.60
SP Prudential U.S. Emerging Growth.....................           0.60
SP Small/Mid-Cap Value.................................           0.90
SP Strategic Partners Focused Growth...................           0.90

* Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The advisory fees for the Asset Allocation Portfolios are the product of a blend of the advisory fees of the underlying Fund Portfolios, plus a 0.05% annual advisory fee paid to PI. The only advisory fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.


--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Global Portfolio, the Jennison Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio, the Value Portfolio and the SP Strategic Partners Focused Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the High Yield Bond Portfolio, the Money

Market Portfolio, and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (A I M Capital) serves as sub-adviser to the SP AIM Aggressive Growth Portfolio and the SP AIM Core Equity Portfolio. The firm is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The sub-adviser provides investment advisory services to each Portfolio by obtaining and evaluating economic, statistical and financial information and formulating and implementing investment programs. A I M Capital, together with its affiliates, advises or manages approximately 150 investment portfolios as of December 31, 2001, encompassing a broad range of investment objectives. A I M Capital uses a team approach to investment management. As of December 31, 2001, A I M and its affiliates managed approximately $158 billion in assets.

Alliance Capital Management, L.P. (Alliance) serves as the sub-adviser to the SP Alliance Technology Portfolio, SP Alliance Large Cap Growth Portfolio and a portion of the SP Strategic Partners Focused Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of December 31, 2001, Alliance managed $455 billion in assets.

Davis Selected Advisers, L.P. (Davis) serves as the sub-adviser to the SP Davis Value Portfolio. Davis is located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706. As of December 31, 2001, Davis managed approximately $41.8 billion in assets.

Deutsche Asset Management, Inc. (DAMI) serves as a sub-adviser to the SP Deutsche International Equity Portfolio and as subadviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.

Fidelity Management & Research Company (FMR) is the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. As of December 31, 2001, FMR and its wholly-owned subsidiaries had approximately $912 billion in assets under management. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

INVESCO Funds Group, Inc. (INVESCO), located at 4350 South Monaco Street, Denver, Colorado 80237, is the sub-adviser of the SP INVESCO Small Company Growth Portfolio. INVESCO was founded in 1932 and as of December 31, 2001, managed almost $35 billion in assets. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company based in London, with money managers in Europe, North and South America and the Far East.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts, acts as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. As of November 30, 2001, MFS managed over $135.3 billion in assets.

Pacific Investment Management Company LLC (PIMCO) acts as the sole sub-adviser for the SP PIMCO Total Return Portfolio and the SP PIMCO High Yield Portfolio. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660 and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2001, PIMCO managed over $241 billion in assets.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

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

Victory Capital Management Inc. (Victory) (formerly, Key Asset Management Inc.) serves as a sub-adviser for a portion of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of December 31, 2001, Victory's total assets under management exceeded $72 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, High Yield Bond and Money Market Portfolios, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Conservative Balanced Portfolio and Flexible Managed Portfolio

These Portfolios are managed by a team of portfolio managers. M. Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The Fixed Income segments are managed by the Fixed Income Group of PIM. This Group uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

The equity portion of the Conservative Balanced Portfolio is managed by M. Stumpp, John Moschberger, and Michael Lenarcic. M. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within PIM's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

The equity portion of the Flexible Managed Portfolio is managed by M. Stumpp, and James Scott. The background of M. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM's Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

Diversified Bond Portfolio

The Corporate Team of PIM, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Corporate Team

   Assets Under Management (as of December 31, 2001):  $42 billion.

   Team Leader:  Steven Kellner, CFA. General Investment Experience:  16 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

High Yield Bond Portfolio

The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield Team

   Assets Under Management (as of December 31, 2001):  $8 billion.

   Team Leader:  Paul Appleby. General Investment Experience:  15 years.

   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

   Sector:  Below-investment-grade corporate securities.

   Investment Strategy: The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector trends may contribute to securities selection when appropriate.

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Money Market Portfolio

The Money Market Team of PIM, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

Money Market Team

   Assets Under Management (as of December 31, 2001): $52 billion.

   Team Leader:  Joseph Tully. General Investment Experience:  18 years.

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

   Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

   Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

Value Portfolio

Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

SP AIM Aggressive Growth Portfolio

A I M Capital Management, Inc. (A I M Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are Ryan E. Crane, Portfolio Manager, who has been responsible for the Portfolio since 2000 and has been associated with A I M Capital and/or its affiliates since 1994, Jay K. Rushin, CFA, Portfolio Manager, who has been responsible for the Portfolio since 2001 and has been associated with A I M Capital and/or its affiliates since 1994, and Robert M. Kippes, Senior Portfolio Manager, who has been associated with A I M Capital and/or its affiliates since 1989.

SP AIM Core Equity Portfolio

A I M Capital Management, Inc. (A I M Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

Ronald Sloan, Senior Portfolio Manager, joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. Prior to Verissimo Research and Management, he was partner and executive vice president at Wood Island Associates, Inc./Siebel Capital Management, Inc. from 1981 to 1993. Mr. Sloan has been in the investment industry since 1971. Mr. Sloan holds a B.S. in business administration as well as an M.B.A. from the University of Missouri. He is a Chartered Financial Analyst.

Michael Yellen, Portfolio Manager, joined AIM Capital in 1994 from INVESCO
(NY), Inc., formerly known as Chancellor LGT Asset Management, Inc., as an investment analyst for health care industries. He also had primary responsibility for the GT Applied Science Fund and the GT Healthcare Fund, both offshore funds, until assuming his present responsibilities with AIM Capital. Mr. Yellen began his career at Franklin Resources, Inc. as a senior securities analyst. Mr. Yellen holds a B.A. from Stanford University.

SP Alliance Large Cap Growth Portfolio

Alfred Harrison, Director and Vice Chairman of Alliance Capital Management Corporation (ACMC) leads the team managing this Portfolio, with Syed Hasnain, a Senior Portfolio Manager, also being directly involved.

Mr. Hasnain joined ACMC after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University, and Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School. Investment experience: 12 years.

SP Alliance Technology Portfolio

Gerald T. Malone manages the SP Alliance Technology Portfolio. Mr. Malone is a Senior Vice President of Alliance Capital Management Corporation (ACMC) and has been associated with ACMC for more than five years.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

SP Davis Value Portfolio

The following individuals provide day-to-day management of the SP Davis Value Portfolio.

Christopher C. Davis

Responsibilities:

    .  President of Davis New York Venture Fund, Inc.
    . Also manages or co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    . Portfolio Manager of Davis New York Venture Fund since October 1995. . Assistant Portfolio Manager and research analyst working with Shelby
       M.C. Davis from September 1989 to September 1995.

Kenneth Charles Feinberg

Responsibilities:

    . Co-Portfolio Manager of Davis New York Venture Fund with Christopher C. Davis since May 1998.
    .  Also co-manages other equity funds advised by Davis Selected Advisers.

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Other Experience:

    .  Research analyst at Davis Selected Advisers since December 1994.
    . Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.

SP Deutsche International Equity Portfolio

The following portfolio managers are responsible for the day-to-day management of the Portfolio's investments:

Irene Cheng, Manager Director

    .  Head of EAFE Portfolio Selection Team
    . Joined firm in 1993 after 10 years of experience as portfolio manager at Blackstone Group and an equity analyst at Sanford C. Bernstein & Co., Inc.
    . BA from Harvard / Radcliffe (1976), MS from MIT (1978) and MBA from Harvard Business School (1980)

Alex Tedder, Director

    . Portfolio Manager, EAFE Portfolio Selection Team; Head of International Select Equity strategy
    . Joined the Company in 1994, previously managing European equities and responsible for insurance sector with 4 years of experience at Schroder Investment Management
    .  MA from Freiburg University

Marc Slendebroek, Vice President

    .  Portfolio Manager, EAFE Portfolio Selection Team
    . Joined the Company in 1994 after 5 years of experience as an equity analyst at Kleinwort Benson Securities and at Enskilda Securities
    .  MA from University of Leiden, Netherlands

Clare Brody, CFA, Director

    .  Portfolio Manager, EAFE Portfolio Selection Team
    . Joined the Company in 1993 after 3 years of experience in international investments and corporate finance with Citicorp Securities
    .  BSc from Cornell University

Stuart Kirk, Associate Director

    .  Portfolio Manager, EAFE Portfolio Selection Team
    .  Joined the Company in 1995 as analyst and fund manager
    .  MA from Cambridge University

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SP INVESCO Small Company Growth Portfolio

The following individual is primarily responsible for the day-to-day management of the Portfolio's holdings:

Stacie Cowell is the lead portfolio manager of the SP INVESCO Small Company Growth Portfolio and a Chartered Financial Analyst (CFA) who joined INVESCO in 1997. She is also a vice president of INVESCO. Before joining the company, she was senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. She holds a B.A. in Economics from Colgate University and an M.S from the University of Colorado (Boulder).

SP Jennison International Growth Portfolio

The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.

SP Large Cap Value Portfolio And SP Small/Mid-Cap Value Portfolio

Fidelity Management & Research Company (FMR) is the Portfolios' sub-adviser. Robert Macdonald is portfolio manager of the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. Mr. Macdonald is a senior vice president and portfolio manager for other accounts managed by FMR and its affiliates. He joined FMR in 1985.

SP MFS Capital Opportunities Portfolio

The Portfolio is managed by Maura A. Shaughnessy, a Senior Vice President of Massachusetts Financial Services Company (MFS), who has been employed in the investment management area of MFS since 1991.

SP MFS Mid-Cap Growth Portfolio

The Portfolio is managed by Mark Regan, a Senior Vice President of MFS, who has been employed in the investment management area of MFS since 1989 and David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of MFS since 1995.

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

SP PIMCO High Yield Portfolio

The Portfolio is managed by Benjamin L. Trosky. Mr. Trosky, Managing Director of PIMCO, joined PIMCO as a portfolio manager in 1990, and has managed fixed income accounts for various institutional clients and funds since that time.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch, Executive Vice President of Jennison, has managed the retail fund counterpart of this Portfolio since it began. Prior to joining Jennison, Ms. Hirsch was a Managing Director of Prudential Investments, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.

SP Strategic Partners Focused Growth Portfolio

Alfred Harrison is portfolio manager for the portion of the Portfolio's assets advised by Alliance. Mr. Harrison joined Alliance in 1978 and is manager of the firm's Minneapolis office. He is Vice Chairman of Alliance Capital Management Corporation.

Spiros Segalas and Kathleen McCarragher are co-portfolio managers for the portion of the Portfolio's assets advised by Jennison. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC. Prior to 1992, Ms. McCarragher served as an analyst portfolio manager and member of the Investment Committee for State Street Research and Management Company.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                            Conservative Balanced Portfolio
                                                  --------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  --------------------------------------------------
                                                    2001       2000       1999      1998      1997
                                                  --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                  --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income............................     0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses)
 on investments..................................    (0.75)     (0.65)      0.37      1.05      1.26
                                                  --------   --------   --------  --------  --------
   Total from investment operations..............    (0.31)     (0.06)      0.99      1.71      2.02
                                                  --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.............    (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains............    (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains....       --         --      (0.03)       --        --
                                                  --------   --------   --------  --------  --------
   Total distributions...........................    (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                  --------   --------   --------  --------  --------
Net Asset Value, end of year..................... $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                  ========   ========   ========  ========  ========
Total Investment Return:(a)......................    (2.02)%    (0.48)%    6.69 %   11.74 %   13.45 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
 Expenses........................................    0.58 %     0.60 %     0.57 %    0.57 %    0.56 %
 Net investment income...........................    3.05 %     3.79 %     4.02 %    4.19 %    4.48 %
Portfolio turnover rate..........................     239 %       85 %      109 %     167 %      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                              Diversified Bond Portfolio
                                                  -------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  -------------------------------------------------
                                                    2001      2000        1999       1998     1997
                                                  --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                  --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments.....................................     0.12      0.26       (0.75)      0.08    0.11
                                                  --------  --------    --------   --------  ------
   Total from investment operations..............     0.79      1.03       (0.08)      0.77    0.91
                                                  --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                  --------  --------    --------   --------  ------
   Total distributions...........................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                  --------  --------    --------   --------  ------
Net Asset Value, end of year..................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                  ========  ========    ========   ========  ======
Total Investment Return(a).......................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income...........................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..........................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                      F1

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments    (1.35)     (0.86)      0.69      1.14      2.52
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (0.93)     (0.25)      1.27      1.72      3.11
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains....................    (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (5.68)%    (1.44)%    7.78 %   10.24 %   17.96 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
  Expenses...............................................    0.64 %     0.64 %     0.62 %    0.61 %    0.62 %
  Net investment income..................................    2.61 %     3.22 %     3.20 %    3.21 %    3.02 %
Portfolio turnover rate..................................     236 %      132 %       76 %     138 %     227 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



                                      F2

Financial Highlights

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2001     2000     1999    1998     1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F3

Financial Highlights

                                                    Jennison Portfolio (formerly, Prudential Jennison Portfolio)
                                        -------------------------------------------------------------------------------
                                                             Class I                                   Class II
                                        -------------------------------------------------  ----------------------------
                                                            Year Ended
                                                        December 31, 2001                   Year Ended  February 10, 2000(a)
                                        -------------------------------------------------  December 31,       through
                                          2001       2000        1999      1998     1997       2001      December 31, 2000
                                        --------   --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period... $  22.97   $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                        --------   --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss)...........     0.04       0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains
 (losses) on investments...............    (4.22)     (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                        --------   --------    --------  --------  ------    -------          -------
   Total from investment operations....    (4.18)     (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                        --------   --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income...    (0.03)        --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains..    (0.19)     (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                        --------   --------    --------  --------  ------    -------          -------
   Total distributions.................    (0.22)     (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                        --------   --------    --------  --------  ------    -------          -------
Net Asset Value, end of period......... $  18.57   $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                        ========   ========    ========  ========  ======    =======          =======
Total Investment Return(b).............   (18.25)%   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions) $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
 Expenses..............................    0.64 %     0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
 Net investment income (loss)..........    0.18 %     0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate................      86 %       89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F4

Financial Highlights

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.


                                      F5

Financial Highlights

                                                  SP Aggressive Growth Asset Allocation Portfolio
                                                  -------------------------------------------
                                                                            September 22, 2000(a)
                                                     Year Ended                    through
                                                  December 31, 2001           December 31, 2000
                                                  -----------------         ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.33                     $10.00
                                                       -------                     ------
Income from Investment Operations:
Net investment income............................         0.02                       0.01
Net realized and unrealized losses on investments        (1.69)                     (0.67)
                                                       -------                     ------
   Total from investment operations..............        (1.67)                     (0.66)
                                                       -------                     ------
Less Distributions:
Dividends from net investment income.............        (0.02)                     (0.01)
Distributions from net realized gains............        (0.06)                        --
                                                       -------                     ------
   Total distributions...........................        (0.08)                     (0.01)
                                                       -------                     ------
Net Asset Value, end of period...................      $  7.58                     $ 9.33
                                                       =======                     ======
Total Investment Return(b).......................       (17.92)%                    (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.5                     $  2.1
Ratios to average net assets:
  Expenses.......................................        0.05 %                     0.05 %(c)
  Net investment income..........................        0.39 %                     0.36 %(c)
Portfolio turnover rate..........................          62 %                        6 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                                                    SP AIM Aggressive Growth Portfolio
                                                  ----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.60             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment loss..............................        (0.04)              (0.01)
Net realized and unrealized losses on investments        (2.07)              (1.39)
                                                       -------             -------
   Total from investment operations..............        (2.11)              (1.40)
                                                       -------             -------
Net Asset Value, end of period...................      $  6.49             $  8.60
                                                       =======             =======
Total Investment Return(b).......................       (24.53)%            (14.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   5.7             $   3.9
Ratios to average net assets:(d)
  Expenses.......................................         1.07%              1.07 %(c)
  Net investment loss............................        (0.73)%             (0.40)%(c)
Portfolio turnover rate..........................          87 %                 16%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.


                                      F6

Financial Highlights

                                                           SP AIM Core Equity Portfolio
                                                  (formerly, SP AIM Growth and Income Portfolio)
                                                  ------------------------------------------
                                                                           September 22, 2000(a)
                                                     Year Ended                   through
                                                  December 31, 2001          December 31, 2000
                                                  -----------------        ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.41                    $ 10.00
                                                       -------                    -------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)                   0.01
Net realized and unrealized losses on investments        (1.90)                     (1.59)
                                                       -------                    -------
   Total from investment operations..............        (1.90)                     (1.58)
                                                       -------                    -------
Less Dividends:
Dividends from net investment income.............           --                      (0.01)
                                                       -------                    -------
Net Asset Value, end of period...................      $  6.51                    $  8.41
                                                       =======                    =======
Total Investment Return(b).......................       (22.68)%                   (15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  10.2                    $   4.3
Ratios to average net assets:(d)
  Expenses.......................................        1.00 %                     1.00 %(c)
  Net investment income (loss)...................        (0.02)%                    0.26 %(c)
Portfolio turnover rate..........................          65 %                       15 %(e)

(a)Commencement of operations.

(b)Total investment return calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.55% and (1.57)%, respectively, for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                      F7

Financial Highlights

                                                  SP Alliance Large Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.55             $ 10.00
                                                       -------             -------
Income From Investment Operations:
Net investment income (loss).....................        (0.01)               0.01
Net realized and unrealized losses on investments        (1.23)              (1.45)
                                                       -------             -------
   Total from investment operations..............        (1.24)              (1.44)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Tax return of capital distributions..............           --(f)               --
                                                       -------             -------
   Total distributions...........................           --(f)            (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  7.31             $  8.55
                                                       =======             =======
Total Investment Return(b).......................       (14.47)%            (14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  35.9             $   7.1
Ratios to average net assets:(d)
  Expenses.......................................        1.10 %               1.10%(c)
  Net investment income (loss)...................        (0.08)%              0.44%(c)
Portfolio turnover rate..........................          47 %                 10%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                      F8

Financial Highlights

                                                     SP Alliance Technology Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  7.62             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment income (loss).....................        (0.03)               0.01
Net realized and unrealized losses on investments        (1.88)              (2.38)
                                                       -------             -------
   Total from investment operations..............        (1.91)              (2.37)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Distributions in excess of net investment income.           --                  --(b)
                                                       -------             -------
   Total distributions...........................           --               (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  5.71             $  7.62
                                                       =======             =======
Total Investment Return(c).......................       (25.07)%            (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.7             $   6.1
Ratios to average net assets: (e)
  Expenses.......................................        1.30 %               1.30%(d)
  Net investment income (loss)...................        (0.69)%              0.37%(d)
Portfolio turnover rate..........................          47 %                23 %(f)

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                                                  SP Balanced Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $ 9.80              $10.00
                                                       ------              ------
Income from Investment Operations:
Net investment income............................        0.14                0.06
Net realized and unrealized losses on investments       (0.73)              (0.20)
                                                       ------              ------
   Total from investment operations..............       (0.59)              (0.14)
                                                       ------              ------
Less Distributions:
Dividends from net investment income.............       (0.14)              (0.06)
Distributions from net realized gains............       (0.05)                 --
                                                       ------              ------
   Total distributions...........................       (0.19)              (0.06)
                                                       ------              ------
Net Asset Value, end of period...................      $ 9.02              $ 9.80
                                                       ======              ======
Total Investment Return(b).......................       (5.99)%             (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $ 66.1              $  3.7
Ratios to average net assets:
  Expenses.......................................       0.05 %              0.05 %(c)
  Net investment income..........................       3.26 %              4.89 %(c)
Portfolio turnover rate..........................         35 %                 4 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.


                                      F9

Financial Highlights

                                                          SP Conservative Asset Allocation Portfolio
                                                          --------------------------------------
                                                                               September 22, 2000(a)
                                                             Year Ended               through
                                                          December 31, 2001      December 31, 2000
                                                          -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.00                 $10.00
                                                               ------                 ------
Income From Investment Operations:
Net investment income....................................        0.21                   0.08
Net realized and unrealized gains (losses) on investments       (0.24)                    --(c)
                                                               ------                 ------
   Total from investment operations......................       (0.03)                  0.08
                                                               ------                 ------
Less Distributions:
Dividends from net investment income.....................       (0.16)                 (0.08)
Distributions from net realized gains....................       (0.04)                    --(c)
                                                               ------                 ------
   Total distributions...................................       (0.20)                 (0.08)
                                                               ------                 ------
Net Asset Value, end of period...........................      $ 9.77                 $10.00
                                                               ======                 ======
Total Investment Return(b)...............................       (0.23)%                 0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 47.9                 $  1.9
Ratios to average net assets:
  Expenses...............................................        0.05%                  0.05%(d)
  Net investment income..................................        4.76%                  8.07%(d)
Portfolio turnover rate..................................         29 %                    4 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

                                                                 SP Davis Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $ 10.15             $10.00
                                                               -------             ------
Income from Investment Operations:
Net investment income....................................         0.05               0.02
Net realized and unrealized gains (losses) on investments        (1.11)              0.15
                                                               -------             ------
   Total from investment operations......................        (1.06)              0.17
                                                               -------             ------
Less Dividends:
Dividends from net investment income.....................        (0.05)             (0.02)
                                                               -------             ------
Net Asset Value, end of period...........................      $  9.04             $10.15
                                                               =======             ======
Total Investment Return(b)...............................       (10.46)%             1.69%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $  94.4             $ 12.8
Ratios to average net assets:(d)
  Expenses...............................................        0.83 %              0.83%(c)
  Net investment income..................................        0.64 %              1.48%(c)
Portfolio turnover rate..................................          17 %                3 %(e)

(a)Commencement of operations.

(b)Total investment is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.03% and 0.43%, respectively, for the year ended December 31, 2001 and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.


                                      F10

Financial Highlights

                                                  SP Deutsche International Equity Portfolio
                                                  --------------------------------------
                                                                       September 22, 2000(a)
                                                     Year Ended               through
                                                  December 31, 2001      December 31, 2000
                                                  -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.44                $10.00
                                                       -------                ------
Income From Investment Operations:
Net investment income............................         0.05                  0.01
Net realized and unrealized losses on investments        (2.09)                (0.57)
                                                       -------                ------
   Total from investment operations..............        (2.04)                (0.56)
                                                       -------                ------
Less Dividends:
Dividends from net investment income.............        (0.05)                   --
                                                       -------                ------
Net Asset Value, end of period...................      $  7.35                $ 9.44
                                                       =======                ======
Total Investment Return(c).......................       (22.07)%               (5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  24.7                $  7.8
Ratios to average net assets:(e)
  Expenses.......................................        1.10 %                 1.10%(d)
  Net investment income..........................        0.61 %                 0.55%(d)
Portfolio turnover rate..........................         155 %                   51%(f)

(a)Commencement of operations.

(b)Less than $0.01 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.27% and (1.56)%, respectively, for the year ended December 31, 2001 and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                                                   SP Growth Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.52             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income............................         0.09               0.03
Net realized and unrealized losses on investments        (1.21)             (0.49)
                                                       -------             ------
   Total from investment operations..............        (1.12)             (0.46)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.08)             (0.02)
Distributions from net realized gains............        (0.05)                --
                                                       -------             ------
   Total distributions...........................        (0.13)             (0.02)
                                                       -------             ------
Net Asset Value, end of period...................      $  8.27             $ 9.52
                                                       =======             ======
Total Investment Return(b).......................       (11.77)%            (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  46.8             $  3.9
Ratios to average net assets:
  Expenses.......................................         0.05%              0.05%(c)
  Net investment income..........................         1.71%              2.95%(c)
Portfolio turnover rate..........................          43 %                39%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized

(d)Not annualized.


                                      F11

Financial Highlights

                                       SP INVESCO Small Company Growth Portfolio
                                       ------------------------------------
                                                           September 22, 2000(a)
                                          Year Ended              through
                                       December 31, 2001     December 31, 2000
                                       -----------------   ---------------------
 Per Share Operating Performance:
 Net Asset Value, beginning of
  period..............................      $  8.38               $ 10.00
                                            -------               -------
 Income From Investment Operations:
 Net investment loss..................        (0.02)                   --(f)
 Net realized and unrealized losses
  on investments......................        (1.42)                (1.62)
                                            -------               -------
    Total from investment operations..        (1.44)                (1.62)
                                            -------               -------
 Net Asset Value, end of period.......      $  6.94               $  8.38
                                            =======               =======
 Total Investment Return(b)...........       (17.18)%              (16.20)%
 Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)...........................      $   8.4               $   5.5
 Ratios to average net assets:(d)
  Expenses............................         1.15%                 1.15%(c)
  Net investment loss.................        (0.28)%               (0.10)%(c)
 Portfolio turnover rate..............           83%                   29%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                      F12

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.


                                      F13

Financial Highlights

                                                               SP Large Cap Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.44              $10.00
                                                               ------              ------
Income from Investment Operations:
Net investment income....................................        0.09                0.04
Net realized and unrealized gains (losses) on investments       (0.99)               0.44
                                                               ------              ------
   Total from investment operations......................       (0.90)               0.48
                                                               ------              ------
Less Distributions:
Dividends from net investment income.....................       (0.10)              (0.04)
Distributions in excess of net investment income.........          --                  --(e)
                                                               ------              ------
   Total distributions...................................       (0.10)              (0.04)
                                                               ------              ------
Net Asset Value, end of period...........................      $ 9.44              $10.44
                                                               ======              ======
Total Investment Return(b)...............................       (8.65)%             4.82 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 23.7              $  3.9
Ratios to average net assets:(d)
  Expenses...............................................       0.90 %              0.90 %(c)
  Net investment income..................................       1.18 %              1.60 %(c)
Portfolio turnover rate..................................         61 %                13 %(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)Less than $0.005 per share.

(f)Not annualized.


                                      F14

Financial Highlights

                                                  SP MFS Capital Opportunities Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.15             $10.00
                                                       -------             ------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)           0.01
Net realized and unrealized losses on investments        (2.13)             (0.85)
                                                       -------             ------
   Total from investment operations..............        (2.13)             (0.84)
                                                       -------             ------
Less Dividends:
Dividends from net investment income.............        (0.01)             (0.01)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.01             $ 9.15
                                                       =======             ======
Total Investment Return(b).......................       (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   8.2             $  4.3
Ratios to average net assets:(d)
  Expenses.......................................         1.00%             1.00 %(c)
  Net investment income (loss)...................          (--)%(g)         0.40 %(c)
Portfolio turnover rate..........................          99 %               25 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Less than 0.005%.

                                                      SP MFS Mid-Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.69             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income (loss).....................        (0.01)              0.02
Net realized and unrealized losses on investments        (2.01)             (0.25)
                                                       -------             ------
   Total from investment operations..............        (2.02)             (0.23)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.01)             (0.02)
Distributions from net realized gains............        (0.04)             (0.06)
                                                       -------             ------
   Total distributions...........................        (0.05)             (0.08)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.62             $ 9.69
                                                       =======             ======
Total Investment Return(b).......................       (20.93)%            (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  15.9             $  5.6
Ratios to average net assets:(d)
 Expenses........................................         1.00%              1.00%(c)
 Net investment income (loss)....................        (0.20)%             1.16%(c)
Portfolio turnover rate..........................           93%                27%(e)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.


                                      F15

Financial Highlights

                                                                 SP PIMCO High Yield Portfolio
                                                            -----------------------------------
                                                                              September 22, 2000(a)
                                                               Year Ended            through
                                                            December 31, 2001   December 31, 2000
                                                            ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.......................      $10.02              $10.00
                                                                 ------              ------
Income from Investment Operations:
Net investment income......................................        0.59                0.17
Net realized and unrealized gains (losses) on investments..       (0.21)               0.02
                                                                 ------              ------
   Total from investment operations........................        0.38                0.19
                                                                 ------              ------
Less Distributions:
Dividends from net investment income.......................       (0.59)              (0.16)
Distributions from net realized gains......................          --               (0.01)
Distributions in excess of net realized capital gains......          --                  --(d)
                                                                 ------              ------
   Total distributions.....................................       (0.59)              (0.17)
                                                                 ------              ------
Net Asset Value, end of period.............................      $ 9.81              $10.02
                                                                 ======              ======
Total Investment Return(b).................................        3.97%               1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)....................      $ 52.0              $  8.0
Ratios to average net assets:(e)
 Expenses..................................................        0.82%               0.82%(c)
 Net investment income.....................................        7.44%               7.78%(c)
Portfolio turnover rate....................................         105%                 88%(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)Not annualized.


                                      F16

Financial Highlights

                                                     SP PIMCO Total Return Portfolio
                                                 -----------------------------------
                                                                   September 22, 2000(a)
                                                    Year Ended            through
                                                 December 31, 2001   December 31, 2000
                                                 ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............      $10.40              $10.00
                                                      ------              ------
Income From Investment Operations:
Net investment income...........................        0.32                0.13
Net realized and unrealized gains on investments        0.57                0.39
                                                      ------              ------
   Total from investment operations.............        0.89                0.52
                                                      ------              ------
Less Distributions:
Dividends from net investment income............       (0.34)              (0.11)
Distributions from net realized gains...........       (0.25)              (0.01)
                                                      ------              ------
   Total distributions..........................       (0.59)              (0.12)
                                                      ------              ------
Net Asset Value, end of period..................      $10.70              $10.40
                                                      ======              ======
Total Investment Return(b)......................        8.66%               5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........      $147.0              $ 10.7
Ratios to average net assets(d):
  Expenses......................................        0.76%               0.76%(c)
  Net investment income.........................        3.69%               5.94%(c)
Portfolio turnover rate.........................         718%                239%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ----------------------------------------------------
                                                        Class I                     Class II
                                        -----------------------------------     -----------------
                                                          September 22, 2000(a)  July 9, 2001(b)
                                           Year Ended            through             through
                                        December 31, 2001   December 31, 2000   December 31, 2001
                                        ----------------- --------------------- -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...      $  8.38             $ 10.00             $ 7.56
                                             -------             -------             ------
Income from Investment Operations:
Net investment income (loss)...........        (0.01)               0.01              (0.01)
Net realized and unrealized losses on
 investments...........................        (1.48)              (1.62)             (0.67)
                                             -------             -------             ------
   Total from investment operations....        (1.49)              (1.61)             (0.68)
                                             -------             -------             ------
Less Dividends:
Dividends from net investment income...           --               (0.01)                --
                                             -------             -------             ------
Net Asset Value, end of period.........      $  6.89             $  8.38             $ 6.88
                                             =======             =======             ======
Total Investment Return(c).............       (17.78)%            (16.11)%            (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $  31.2             $   6.4             $  0.2
Ratios to average net assets:(d)
 Expenses..............................         0.90%               0.90%(e)           1.30%(e)
 Net investment income (loss)..........        (0.37)%              0.49%(e)          (0.87)%(e)
Portfolio turnover rate................          258%                 82%(f)            258%(f)

(a)Commencement of operations.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.41% and (0.88)%, respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.

(e)Annualized.

(f)Not annualized.


                                      F17

Financial Highlights

                                                          SP Small/Mid Cap Value Portfolio
                                                       -----------------------------------
                                                                         September 22, 2000(a)
                                                          Year Ended            through
                                                       December 31, 2001   December 31, 2000
                                                       ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................      $11.13              $10.00
                                                            ------              ------
Income From Investment Operations:
Net investment income.................................        0.08                0.03
Net realized and unrealized gains on investments......        0.26                1.10
                                                            ------              ------
   Total from investment operations...................        0.34                1.13
                                                            ------              ------
Less Dividends:
Dividends from net investment income..................       (0.11)                 --(b)
                                                            ------              ------
Net Asset Value, end of period........................      $11.36              $11.13
                                                            ======              ======
Total Investment Return(c)............................        3.11%              11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...............      $ 47.4              $  6.1
Ratios to average net assets:(e)
 Expenses.............................................        1.05%               1.05%(d)
 Net investment income................................        1.08%               1.79%(d)
Portfolio turnover rate...............................          89%                 18%(f)

(a)   Commencement of operations.

(b)   Less than $0.005 per share.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)   Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)   Not annualized.


                                      F18

Financial Highlights

                                                SP Strategic Partners Focused Growth Portfolio
                                        ----------------------------------------------------------
                                                         Class I                         Class II
                                        --------------------------------------     --------------------
                                                             September 22, 2000(a) January 12, 2001(b)
                                             Year Ended             through              through
                                        December 31, 2001(h)   December 31, 2000   December 31, 2001(h)
                                        -------------------- --------------------- --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...       $  7.94               $ 10.00              $  8.43
                                              -------               -------              -------
Income From Investment Operations:
Net investment income (loss)...........         (0.01)                   --(g)             (0.03)
Net realized and unrealized losses on
 investments...........................         (1.20)                (2.06)               (1.70)
                                              -------               -------              -------
   Total from investment operations....         (1.21)                (2.06)               (1.73)
                                              -------               -------              -------
Less Distributions:
Dividends from net investment income(g)            --                    --                   --
                                              -------               -------              -------
Net Asset Value, end of period.........       $  6.73               $  7.94              $  6.70
                                              =======               =======              =======
Total Investment Return(c).............        (15.32)%              (20.47)%             (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)       $   7.7               $   5.9              $   2.0
Ratios to average net assets:(e)
 Expenses..............................          1.01%                 1.01%(d)             1.41%(d)
 Net investment income (loss)..........         (0.16)%                0.18%(d)            (0.58)%(d)
Portfolio turnover rate................           116%                   37%(f)              116%(f)

(a) Commencement of offering of Class I shares.

(b) Commencement of offering of Class II shares.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been
   2.61% and (1.76)%, respectively, for Class I and 3.01% and (2.18)%, respectively, for Class II for the period ended December 31, 2001 and 3.88%
     and (2.69)%, respectively, for Class I for the period ended December 31, 2000.

(f) Not annualized.

(g) Less than $0.005 per share.

(h) Calculated based upon weighted average shares outstanding during the period.


                                      F19

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                               Equity Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               1  Principal Risks
               3  Evaluating Performance

               4  HOW THE PORTFOLIO INVESTS
               4  Investment Objectives and Policies
               4  Equity Portfolio

               5  OTHER INVESTMENTS AND STRATEGIES
               5  ADRs
               5  Convertible Debt and Convertible Preferred Stock
               5  Derivatives
               5  Dollar Rolls
               5  Equity Swaps
               5  Forward Foreign Currency Exchange Contracts
               6  Futures Contracts
               6  Interest Rate Swaps
               6  Joint Repurchase Account
               6  Loans and Assignments
               6  Mortgage-related Securities
               7  Options
               7  Real Estate Investment Trusts
               7  Repurchase Agreements
               7  Reverse Repurchase Agreements
               7  Short Sales
               7  Short Sales Against-the-Box
               7  When-Issued and Delayed Delivery Securities
               8  HOW THE FUND IS MANAGED
               8  Board of Directors
               8  Investment Adviser
               8  Investment Sub-Advisers
               9  Portfolio Managers
               9  HOW TO BUY AND SELL SHARES OF THE FUND
              10  Net Asset Value
              11  Distributor
              11  OTHER INFORMATION
              11  Federal Income Taxes
              11  Monitoring for Possible Conflicts
              12  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about the Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for the Portfolio. We describe the terms listed as principal risks below. While we make every effort to achieve the investment objective for the Portfolio, we can't guarantee success and it is possible that you could lose money.

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolio.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                    *  *  *

For more information about the risks associated with the Portfolio, see "How the Portfolio Invests -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

HOW THE PORTFOLIO INVESTS

Investment Objectives and Policies

We describe the Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve the Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, the Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolio. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolio above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

The Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to the Fund's Portfolio.

          Total advisory fees as %
Portfolio  of average net assets
--------- ------------------------
 Equity..           0.45

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

The Portfolio has sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New

York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for the Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For the Portfolio, Short-term Debt Securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of the Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                      F1

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:

publicinfo@sec.gov                         on the EDGAR Database at
(The SEC charges a fee to copy documents.) http://www.sec.gov

                                           SEC File No. 811-03623

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002



                  SP Jennison International Growth Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY

               1  Investment Objectives and Principal Strategies
               1  Principal Risks
               3  Evaluating Performance

               4  HOW THE PORTFOLIO INVESTS

               4  Investment Objectives and Policies

               4  SP Jennison International Growth Portfolio

               5  OTHER INVESTMENTS AND STRATEGIES

               5  ADRs
               6  Convertible Debt and Convertible Preferred Stock
               6  Derivatives
               6  Dollar Rolls
               6  Equity Swaps
               6  Forward Foreign Currency Exchange Contracts
               6  Futures Contracts
               6  Interest Rate Swaps
               7  Joint Repurchase Account
               7  Loans and Assignments
               7  Mortgage-related Securities
               7  Options
               7  Real Estate Investment Trusts
               8  Repurchase Agreements
               8  Reverse Repurchase Agreements
               8  Short Sales
               8  Short Sales Against-the-Box
               8  When-Issued and Delayed Delivery Securities

               8  HOW THE FUND IS MANAGED

               8  Board of Directors
               8  Investment Adviser
               9  Investment Sub-Advisers
               9  Portfolio Managers

               9  HOW TO BUY AND SELL SHARES OF THE FUND

              10  Net Asset Value
              11  Distributor

              11  OTHER INFORMATION

              11  Federal Income Taxes
              11  Monitoring for Possible Conflicts

              12  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about the Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for the Portfolio. We describe the terms listed as principal risks below. While we make every effort to achieve the investment objective for the Portfolio, we can't guarantee success and it is possible that you could lose money.

SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                    *  *  *

For more information about the risks associated with the Portfolio, see "How the Portfolio Invests -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (35.64)%

BEST QUARTER: 8.35% (4th quarter of 2001)    WORST QUARTER: -20.59% (1st
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE     SINCE
                                                      CLASS I  CLASS II
                                                     INCEPTION INCEPTION
                                             1 YEAR  (9/22/00) (10/4/00)
                                             ------- --------- ---------
Class I shares                               -35.64%  -37.67%     --
Class II shares                              -35.92%    --      -37.67%
MSCI EAFE Index**                            -21.44%  -19.33%   -19.33%
Lipper Average***                            -21.48%  -20.77%   -20.77%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, inc.
*** The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

HOW THE PORTFOLIO INVESTS

Investment Objectives and Policies

We describe the Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve the Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, the Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolio. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolio above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

The Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to the Fund's Portfolio.

                                                       Total advisory fees as %
Portfolio                                               of average net assets
---------                                              ------------------------
SP Jennison International Growth......................           0.85

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

The Portfolio has a sub-adviser providing the day-to-day investment management. PI pays the sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the SP Jennison International Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

SP Jennison International Growth Portfolio

The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for the Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For the Portfolio, Short-term Debt Securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of the Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.

                                      F1

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:

publicinfo@sec.gov                         on the EDGAR Database at
(The SEC charges a fee to copy documents.) http://www.sec.gov

                                           SEC File No. 811-03623

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                        Conservative Balanced Portfolio
                          Flexible Managed Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               2  Principal Risks
               4  Evaluating Performance

               6  HOW THE PORTFOLIOS INVEST
               6  Investment Objectives and Policies
               6  Conservative Balanced Portfolio
               7  Flexible Managed Portfolio

               8  OTHER INVESTMENTS AND STRATEGIES
               9  ADRs
               9  Convertible Debt and Convertible Preferred Stock
               9  Derivatives
               9  Dollar Rolls
               9  Equity Swaps
               9  Forward Foreign Currency Exchange Contracts
               9  Futures Contracts
              10  Interest Rate Swaps
              10  Joint Repurchase Account
              10  Loans and Assignments
              10  Mortgage-related Securities
              10  Options
              11  Real Estate Investment Trusts
              11  Repurchase Agreements
              11  Reverse Repurchase Agreements
              11  Short Sales
              11  Short Sales Against-the-Box
              11  When-Issued and Delayed Delivery Securities
              11  HOW THE FUND IS MANAGED
              11  Board of Directors
              11  Investment Adviser
              12  Investment Sub-Advisers
              12  Portfolio Managers
              13  HOW TO BUY AND SELL SHARES OF THE FUND
              13  Net Asset Value
              15  Distributor
              15  OTHER INFORMATION
              15  Federal Income Taxes
              15  Monitoring for Possible Conflicts
              15  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 2. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

The Portfolio's investment objective is total investment return consistent with a conservatively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Flexible Managed Portfolio

The Portfolio's investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk

    .  interest rate risk
    .  market risk
    .  management risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I Shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
6.95%  12.20%  (0.97%) 17.27%  12.63%  13.45%  11.74%   6.69%  (0.48)%  (2.02)%

BEST QUARTER: 7.62% (2/nd/ quarter of 1997)
WORST QUARTER: (6.03)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                              1 YEAR  5 YEARS 10 YEARS
                                              ------- ------- --------
Class I shares                                 -2.02%  5.69%    7.55%
S&P 500**                                     -11.88% 10.70%   12.93%
Conservative Balanced Custom Blended Index***  -2.22%  8.81%    9.81%
Lipper Average****                             -2.87%  8.04%    9.19%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Conservative Balanced Custom Blended Index consists of the Standard &
   Poor's 500 Composite Stock Price Index (50%), the Lehman Aggregate Bond
   Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993     1994    1995    1996    1997    1998    1999     2000    2001
----    ----     ----    ----    ----    ----    ----    ----     ----    ----
7.61%   15.58%  (3.16)%  24.13%  13.64%  17.96%  10.24%  7.78%   (1.44)% (5.68)%

BEST QUARTER: 10.89% (2nd quarter of 1997)
WORST QUARTER: -9.46% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR  5 YEARS 10 YEARS
                                         ------- ------- --------
               Class I shares             -5.68%  5.43%    8.27%
               S&P 500**                 -11.88% 10.70%   12.93%
               Flexible Managed
                 Custom Blended Index***  -4.00%  9.26%   10.52%
               Lipper Average****         -5.27%  7.95%    9.62%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Flexible Managed Custom Blended Index consists of the S&P 500 (60%), the
   Lehman Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.

-------------------------------------------------------------
Balanced Portfolio                                           To achieve our objective, we invest in a mix of equity and
We invest in equity, debt and money market securities in     equity-related securities, debt obligations and money
order to achieve diversification. We seek to maintain a      market instruments. We adjust the percentage of Portfolio
conservative blend of investments that will have strong      assets in each category depending on our expectations
performance in a down market and solid, but not              regarding the different markets. While we make every
necessarily outstanding, performance in up markets.          effort to achieve our objective, we can't guarantee
This Portfolio may be appropriate for an investor looking    success and it is possible that you could lose money.
for diversification with less risk than that of the Flexible
Managed Portfolio, while recognizing that this reduces       We will vary how much of the Portfolio's assets are
the chances of greater appreciation.                         invested in a particular type of security depending on
                                                             how we think the different markets will perform.
--------------------------------------------

Under normal conditions, we will invest within the ranges shown below:

                       Asset Type         Minimum Normal Maximum
                       ----------         ------- ------ -------
                         Stocks             15%     50%    75%
               Debt obligations and money   25%     50%    85%
                   market securities

The equity portion of the Portfolio is generally managed as an index fund, designed to mirror the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio's investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the

U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio.

---------------------------------------------------------------
Balanced Portfolio                                             To achieve our objective, we invest in a mix of equity
We invest in equity, debt and money market                     and equity-related securities, debt obligations and
securities -- in order to achieve diversification in a single  money market instruments. We adjust the percentage of
Portfolio. We seek to maintain a more aggressive mix of        Portfolio assets in each category depending on our
investments than the Conservative Balanced Portfolio.          expectations regarding the different markets. While we
This Portfolio may be appropriate for an investor looking      make every effort to achieve our objective, we can't
for diversification who is willing to accept a relatively high guarantee success and it is possible that you could lose
level of loss in an effort to achieve greater appreciation.    money.

--------------------------------------------

Generally, we will invest within the ranges shown below:

                       Asset Type        Minimum Normal Maximum
                       ----------        ------- ------ -------
                         Stocks            25%     60%    100%
                 Fixed income securities    0%     40%     75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans or assignments in the form of loan participations and mortgage-related securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in Real Estate Investment Trusts (REITs).

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use interest rate swaps in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey

07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                      Total advisory fees as %
Portfolio              of average net assets
---------             ------------------------
Conservative Balanced           0.55
Flexible Managed.....           0.60

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Prudential Investment Management, Inc. (PIM) serves as the sole sub-adviser for the Conservative Balanced Portfolio and the Flexible Managed Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Conservative Balanced and Flexible Managed Portfolios, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Conservative Balanced Portfolio and Flexible Managed Portfolio

These Portfolios are managed by a team of portfolio managers. M. Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The Fixed Income segments are managed by the Fixed Income Group of PIM. This Group uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

The equity portion of the Conservative Balanced Portfolio is managed by M. Stumpp, John Moschberger, and Michael Lenarcic. M. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within PIM's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

The equity portion of the Flexible Managed Portfolio is managed by M. Stumpp, and James Scott. The background of M. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM's Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order.

The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                            Conservative Balanced Portfolio
                                                  --------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  --------------------------------------------------
                                                    2001       2000       1999      1998      1997
                                                  --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                  --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income............................     0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses)
 on investments..................................    (0.75)     (0.65)      0.37      1.05      1.26
                                                  --------   --------   --------  --------  --------
   Total from investment operations..............    (0.31)     (0.06)      0.99      1.71      2.02
                                                  --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.............    (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains............    (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains....       --         --      (0.03)       --        --
                                                  --------   --------   --------  --------  --------
   Total distributions...........................    (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                  --------   --------   --------  --------  --------
Net Asset Value, end of year..................... $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                  ========   ========   ========  ========  ========
Total Investment Return:(a)......................    (2.02)%    (0.48)%    6.69 %   11.74 %   13.45 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
 Expenses........................................    0.58 %     0.60 %     0.57 %    0.57 %    0.56 %
 Net investment income...........................    3.05 %     3.79 %     4.02 %    4.19 %    4.48 %
Portfolio turnover rate..........................     239 %       85 %      109 %     167 %      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments    (1.35)     (0.86)      0.69      1.14      2.52
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (0.93)     (0.25)      1.27      1.72      3.11
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains....................    (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (5.68)%    (1.44)%    7.78 %   10.24 %   17.96 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
  Expenses...............................................    0.64 %     0.64 %     0.62 %    0.61 %    0.62 %
  Net investment income..................................    2.61 %     3.22 %     3.20 %    3.21 %    3.02 %
Portfolio turnover rate..................................     236 %      132 %       76 %     138 %     227 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                      F1

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                        Jennison 20/20 Focus Portfolio
                  SP Jennison International Growth Portfolio
                SP Strategic Partners Focused Growth Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               2  Principal Risks
               4  Evaluating Performance

               7  HOW THE PORTFOLIOS INVEST
               7  Investment Objectives and Policies
               7  Jennison 20/20 Focus Portfolio
               8  SP Jennison International Growth Portfolio
               9  SP Strategic Partners Focused Growth Portfolio

              12  OTHER INVESTMENTS AND STRATEGIES
              12  ADRs
              12  Convertible Debt and Convertible Preferred Stock
              12  Derivatives
              12  Dollar Rolls
              12  Equity Swaps
              12  Forward Foreign Currency Exchange Contracts
              12  Futures Contracts
              13  Interest Rate Swaps
              13  Joint Repurchase Account
              13  Loans and Assignments
              13  Mortgage-related Securities
              13  Options
              14  Real Estate Investment Trusts
              14  Repurchase Agreements
              14  Reverse Repurchase Agreements
              14  Short Sales
              14  Short Sales Against-the-Box
              14  When-Issued and Delayed Delivery Securities
              14  HOW THE FUND IS MANAGED
              14  Board of Directors
              15  Investment Adviser
              15  Investment Sub-Advisers
              15  Portfolio Managers
              16  HOW TO BUY AND SELL SHARES OF THE FUND
              17  Net Asset Value
              17  Distributor
              18  OTHER INFORMATION
              18  Federal Income Taxes
              18  Monitoring for Possible Conflicts
              18  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 2. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)

The Portfolio's investment objective is long-term growth of capital. We seek to achieve our objective by investing primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager will use a "value" approach, which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager will use a "growth" approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. "Growth" stocks usually involve a higher level of risk than "value" stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk

SP Strategic Partners Focused Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. This means the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio's shareholders.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]




Annual Returns* (Class I shares)

 2000     2001
 ----     ----
 (5.41%  (1.01)%

BEST QUARTER: 18.80% (4th quarter of 1999)
WORST QUARTER: -14.47% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                  SINCE     SINCE
                                                 CLASS I  CLASS II
                                                INCEPTION INCEPTION
                                        1 YEAR  (5/3/99)  (2/15/00)
                                        ------- --------- ---------
Class I shares                           -1.01%   4.12%      --
Class II shares                          -1.30%    --      -1.51%
S&P 500**                               -11.88%  -4.31%    -8.50%
Russell(R) 1000 Index***                -12.45%  -3.88%      --
Lipper Large Cap Core Funds Average**** -13.03%  -4.26%      --
Lipper Multi Cap Core Funds Average**** -12.94%    .23%      --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell(R) 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average and Multi Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.
    Source: Lipper, Inc. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (35.64)%

BEST QUARTER: 8.35% (4th quarter of 2001)    WORST QUARTER: -20.59% (1st
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE     SINCE
                                                      CLASS I  CLASS II
                                                     INCEPTION INCEPTION
                                             1 YEAR  (9/22/00) (10/4/00)
                                             ------- --------- ---------
Class I shares                               -35.64%  -37.67%     --
Class II shares                              -35.92%    --      -37.67%
MSCI EAFE Index**                            -21.44%  -19.33%   -19.33%
Lipper Average***                            -21.48%  -20.77%   -20.77%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, inc.
*** The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (15.32)%

BEST QUARTER: 13.30% (4th quarter of 2001)
WORST QUARTER: -19.07% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                          SINCE
                                         CLASS I
                                        INCEPTION
                                1 YEAR  (9/22/00)
                                ------- ---------
Class I shares                  -15.32%  -26.64%
S&P 500**                       -11.88%  -15.32%
Russell 1000(R) Growth Index*** -20.42%  -31.26%
Lipper Average****              -22.94%  -28.52%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 1/12/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
**** The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              To achieve this objective, the Portfolio will invest
Value & Growth Approaches                                 primarily in up to 40 equity securities of U.S. companies
Our strategy is to combine the efforts of two outstanding that are selected by the Portfolio's two portfolio
portfolio managers, each with a different investment      managers as having strong capital appreciation
style, and to invest in only the favorite stock picks of  potential. Each portfolio manager will manage his own
each manager. One manager will invest using a value       portion of the Portfolio's assets, which will usually
approach, which means he will attempt to identify strong  include a maximum of 20 securities. Because the companies selling at a discount from their perceived true Portfolio will be investing in 40 or fewer securities, an
value. The other manager will use a growth approach,      investment in this Portfolio may be riskier than an
which means he seeks companies that exhibit higher-       investment in a more widely diversified fund. We intend
than-average earnings growth.                             to be fully invested, under normal market conditions, but
--------------------------------------------              may accumulate cash and other short-term investments
                                                          in such amounts and for such temporary periods of time
                                                          as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market; purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts; and purchase or sell securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio
--------------------------------------------------------------------------------

In pursuing its objective of long-term growth of capital, the Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              The Portfolio's strategy is to combine the efforts of two
A Growth Stock Portfolio                                  investment advisers and to invest in the favorite stock
The Portfolio normally invests at least 65% of its total  selection ideas of three portfolio managers (two of whom assets in the equity-related securities of U.S. companies invest as a team). Each investment adviser to the
that are believed to have strong capital appreciation     Portfolio utilizes a growth style to select approximately
potential. The Portfolio is managed according to a        20 securities. The portfolio managers build a portfolio
growth investment style.                                  with stocks in which they have the highest confidence
--------------------------------------------              and may invest more than 5% of the Portfolio's assets in
                                                          any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

In addition to common stocks in which the Portfolio primarily invests, equity-related securities include nonconvertible preferred stocks; convertible debt and convertible preferred stock; American Depository Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio may buy common stocks of companies of every size -- small-, medium- and large-capitalization --although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.
Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management's portfolio manager, Alfred Harrison, utilizes the fundamental analysis and research of Alliance's large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates' portfolio managers, Spiros Segalas and Kathleen McCarragher, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio's federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may use repurchase agreements.

The Portfolio may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

The Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

The Portfolio will also use futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Portfolio may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

The Portfolio may use short sales.

The Portfolio may use various derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others for cash management purposes (the Portfolio can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                             Total advisory fees as %
Portfolio                                     of average net assets
---------                                    ------------------------
Jennison 20/20 Focus (formerly, 20/20 Focus)           0.75
SP Jennison International Growth............           0.85
SP Strategic Partners Focused Growth........           0.90

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sub-adviser for the Jennison 20/20 Focus Portfolio, and the SP Jennison International Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the SP Strategic Partners Focused Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Alliance Capital Management, L.P. (Alliance) serves as the sub-adviser for a portion of the SP Strategic Partners Focused Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of December 31, 2001, Alliance managed $455 billion in assets.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

Jennison 20/20 Focus Portfolio

Spiros Segalas, Director, Principal and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. Bradley Goldberg of Jennison manages the value portion of the Portfolio. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Mr. Goldberg joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and

Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from New York University. Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

SP Jennison International Growth Portfolio

The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.

SP Strategic Partners Focused Growth Portfolio

Alfred Harrison is portfolio manager for the portion of the Portfolio's assets advised by Alliance. Mr. Harrison joined Alliance in 1978 and is manager of the firm's Minneapolis office. He is Vice Chairman of Alliance Capital Management Corporation.

Spiros Segalas and Kathleen McCarragher are co-portfolio managers for the portion of the Portfolio's assets advised by Jennison. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC. Prior to 1992, Ms. McCarragher served as an analyst portfolio manager and member of the Investment Committee for State Street Research and Management Company.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                   Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
                                              ----------------------------------------------------------------------
                                                              Class I                              Class II
                                              ------------------------------------     -----------------------------
                                                                        May 3, 1999(a)              February 15, 2000(b)
                                               Year Ended   Year Ended     through      Year Ended        through
                                              December 31, December 31,  December 31,  December 31,     December 31,
                                                  2001         2000          1999          2001             2000
                                              ------------ ------------ -------------- ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........    $10.99       $11.88        $10.00        $10.99           $11.36
                                                 ------       ------        ------        ------           ------
Income From Investment Operations:
Net investment income........................      0.05         0.05          0.02          0.02             0.01
Net realized and unrealized gains (losses) on
 investments.................................     (0.15)       (0.71)         1.88         (0.15)           (0.19)
                                                 ------       ------        ------        ------           ------
   Total from investment operations..........     (0.10)       (0.66)         1.90         (0.13)           (0.18)
                                                 ------       ------        ------        ------           ------
Less Distributions:
Dividends from net investment income.........     (0.05)       (0.05)        (0.02)        (0.04)           (0.01)
Distributions from net realized gains........     (0.19)       (0.18)           --(e)      (0.19)           (0.18)
                                                 ------       ------        ------        ------           ------
   Total distributions.......................     (0.24)       (0.23)        (0.02)        (0.23)           (0.19)
                                                 ------       ------        ------        ------           ------
Net Asset Value, end of period...............    $10.65       $10.99        $11.88        $10.63           $10.99
                                                 ======       ======        ======        ======           ======
Total Investment Return(c)...................     (1.01)%      (5.41)%       18.95%        (1.30)%          (1.53)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......    $ 87.8       $ 95.8        $ 65.0        $  2.0           $  0.7
Ratios to average net assets:
  Expenses...................................      0.93%        0.88%         1.09%(d)      1.33%            1.28%(d)
  Net investment income......................      0.46%        0.45%         0.33%(d)      0.06%            0.10%(d)
Portfolio turnover rate......................       131%         163%           64%(f)       131%             163%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Less than $0.005 per share.

(f)Not annualized.


                                      F1

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.


                                      F2

Financial Highlights

                                                SP Strategic Partners Focused Growth Portfolio
                                        ----------------------------------------------------------
                                                         Class I                         Class II
                                        --------------------------------------     --------------------
                                                             September 22, 2000(a) January 12, 2001(b)
                                             Year Ended             through              through
                                        December 31, 2001(h)   December 31, 2000   December 31, 2001(h)
                                        -------------------- --------------------- --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...       $  7.94               $ 10.00              $  8.43
                                              -------               -------              -------
Income From Investment Operations:
Net investment income (loss)...........         (0.01)                   --(g)             (0.03)
Net realized and unrealized losses on
 investments...........................         (1.20)                (2.06)               (1.70)
                                              -------               -------              -------
   Total from investment operations....         (1.21)                (2.06)               (1.73)
                                              -------               -------              -------
Less Distributions:
Dividends from net investment income(g)            --                    --                   --
                                              -------               -------              -------
Net Asset Value, end of period.........       $  6.73               $  7.94              $  6.70
                                              =======               =======              =======
Total Investment Return(c).............        (15.32)%              (20.47)%             (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)       $   7.7               $   5.9              $   2.0
Ratios to average net assets:(e)
 Expenses..............................          1.01%                 1.01%(d)             1.41%(d)
 Net investment income (loss)..........         (0.16)%                0.18%(d)            (0.58)%(d)
Portfolio turnover rate................           116%                   37%(f)              116%(f)

(a) Commencement of offering of Class I shares.

(b) Commencement of offering of Class II shares.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been
   2.61% and (1.76)%, respectively, for Class I and 3.01% and (2.18)%, respectively, for Class II for the period ended December 31, 2001 and 3.88%
     and (2.69)%, respectively, for Class I for the period ended December 31, 2000.

(f) Not annualized.

(g) Less than $0.005 per share.

(h) Calculated based upon weighted average shares outstanding during the period.


                                      F3

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623

--------------------------------------------------------------------------------


PSF1

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                           High Yield Bond Portfolio
                              Jennison Portfolio
                            Money Market Portfolio
                             Stock Index Portfolio
                                Value Portfolio
                SP Aggressive Growth Asset Allocation Portfolio
                    SP Alliance Large Cap Growth Portfolio
                    SP Balanced Asset Allocation Portfolio
                  SP Conservative Asset Allocation Portfolio
                           SP Davis Value Portfolio
                  SP Deutsche International Equity Portfolio
                     SP Growth Asset Allocation Portfolio
                   SP INVESCO Small Company Growth Portfolio
                         SP Large Cap Value Portfolio
                    SP MFS Capital Opportunities Portfolio
                        SP MFS Mid-Cap Growth Portfolio
                         SP PIMCO High Yield Portfolio
                        SP PIMCO Total Return Portfolio
                       SP Small/Mid-Cap Value Portfolio

[LOGO]

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                      As with all mutual funds, the Securities and Exchange
                      Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
              10  Principal Risks
              13  Evaluating Performance

              37  HOW THE PORTFOLIOS INVEST
              37  Investment Objectives and Policies
              37  Conservative Balanced Portfolio
              38  Diversified Bond Portfolio
              39  Equity Portfolio
              40  Flexible Managed Portfolio
              42  Global Portfolio
              42  High Yield Bond Portfolio
              43  Jennison Portfolio
              44  Money Market Portfolio
              45  Stock Index Portfolio
              46  Value Portfolio
              47  SP Alliance Large Cap Growth Portfolio
              48  SP Asset Allocation Portfolios
              49  SP Aggressive Growth Asset Allocation Portfolio
              50  SP Balanced Asset Allocation Portfolio
              50  SP Conservative Asset Allocation Portfolio
              51  SP Growth Asset Allocation Portfolio
              51  SP Davis Value Portfolio
              53  SP Deutsche International Equity Portfolio
              55  SP INVESCO Small Company Growth Portfolio
              56  SP Jennison International Growth Portfolio
              57  SP Large Cap Value Portfolio
              58  SP MFS Capital Opportunities Portfolio
              59  SP MFS Mid-Cap Growth Portfolio
              60  SP PIMCO High Yield Portfolio
              61  SP PIMCO Total Return Portfolio
              63  SP Prudential U.S. Emerging Growth Portfolio
              65  SP Small/Mid-Cap Value Portfolio

              67  OTHER INVESTMENTS AND STRATEGIES
              67  ADRs
              67  Convertible Debt and Convertible Preferred Stock
              67  Derivatives
              67  Dollar Rolls
              67  Equity Swaps
              67  Forward Foreign Currency Exchange Contracts
              67  Futures Contracts
              68  Interest Rate Swaps
              68  Joint Repurchase Account
              68  Loans and Assignments
              68  Mortgage-related Securities
              68  Options
              69  Real Estate Investment Trusts
              69  Repurchase Agreements
              69  Reverse Repurchase Agreements

--------------------------------------------------------------------------------
Table of Contents (continued)

                69  Short Sales
                69  Short Sales Against-the-Box
                69  When-Issued and Delayed Delivery Securities
                70  HOW THE FUND IS MANAGED
                70  Board of Directors
                70  Investment Adviser
                71  Investment Sub-Advisers
                72  Portfolio Managers
                78  HOW TO BUY AND SELL SHARES OF THE FUND
                78  Net Asset Value
                80  Distributor
                80  OTHER INFORMATION
                80  Federal Income Taxes
                80  Monitoring for Possible Conflicts
                80  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 10. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

The Portfolio's investment objective is total investment return consistent with a conservatively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  management risk

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Flexible Managed Portfolio

The Portfolio's investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

High Yield Bond Portfolio

The Portfolio's investment objective is a high total return. In pursuing our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk

    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.


Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

SP Aggressive Growth Asset Allocation Portfolio

The SP Aggressive Growth Asset Allocation Portfolio seeks capital appreciation by investing in large cap equity Portfolios, international Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Aggressive Growth Asset Allocation Portfolio invests in shares of the following Fund Portfolios:

    . a large capitalization equity component (approximately 40% of the Portfolio, invested in shares of the SP Davis Value Portfolio (20% of Portfolio), the SP Alliance Large Cap Growth Portfolio (10% of Portfolio), and the Jennison Portfolio (10% of Portfolio)); and

    . an international component (approximately 35% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (17.5% of Portfolio) and the SP Deutsche International Equity Portfolio (17.5% of Portfolio)); and

    . a small/mid-capitalization equity component (approximately 25% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (12.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Alliance Large Cap Growth Portfolio

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio normally invests at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio's total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance Capital Management, L.P. ("Alliance") selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. "Alliance", "Alliance Capital" and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Balanced Asset Allocation Portfolio

The SP Balanced Asset Allocation Portfolio seeks to provide a balance between current income and growth of capital by investing in fixed income Portfolios, large cap equity Portfolios, small/mid-cap equity Portfolios, and international equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio invests in shares of the following
Portfolios:

    . a fixed income component (approximately 40% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (25% of Portfolio) and the SP PIMCO High Yield Portfolio (15% of Portfolio)); and

    . a large capitalization equity component (approximately 35% of the Portfolio, invested in shares of the SP Davis Value Portfolio (17.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (8.75% of Portfolio), and the Jennison Portfolio (8.75% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)); and

    . an international component (approximately 10% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (5% of Portfolio) and the SP Deutsche International Equity Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

The SP Conservative Asset Allocation Portfolio seeks to provide current income with low to moderate capital appreciation by investing in fixed income Portfolios, large cap equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio invests in shares of the following Portfolios:

    . a fixed income component (approximately 60% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (40% of Portfolio) and the SP PIMCO High Yield Portfolio (20% of Portfolio)); and

    . a large capitalization equity component (approximately 30% of the Portfolio, invested in shares of the SP Davis Value Portfolio (15% of Portfolio), the SP Alliance Large Cap Growth Portfolio (7.5% of Portfolio), and the Jennison Portfolio (7.5% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 10% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Davis Value Portfolio

SP Davis Value Portfolio's investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers use the investment philosophy of Davis Selected Advisers, L.P. to select common stocks of quality, overlooked growth companies at value prices and to hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company's true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that "Value" Stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Deutsche International Equity Portfolio

The Portfolio's investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio seeks to achieve its goal by investing primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Inc. (DAMI)

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Growth Asset Allocation Portfolio

The SP Growth Asset Allocation Portfolio seeks to provide long-term growth of capital with consideration also given to current income, by investing in large-cap equity Portfolios, fixed income Portfolios, international equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio invests in shares of the following
Portfolios:

    . a large capitalization equity component (approximately 45% of the Portfolio, invested in shares of the SP Davis Value Portfolio (22.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (11.25% of Portfolio), and the Jennison Portfolio (11.25% of Portfolio)); and

    . a fixed income component (approximately 20% of the Portfolio, invested in shares of the SP PIMCO High Yield Portfolio (10% of Portfolio) and the SP PIMCO Total Return Portfolio (10% of Portfolio)); and

    . an international component (approximately 20% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (10% of Portfolio) and the SP Deutsche International Equity Portfolio (10% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP INVESCO Small Company Growth Portfolio

The Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio will invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition, and have a higher rate of failure than larger companies. On the other hand, large companies were once small companies themselves, and the growth opportunities of some small companies may be quite high. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by INVESCO Funds Group, Inc.

   Principal Risks:
    .  company risk
    .  management risk
    .  market risk

SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk

SP Large Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk, to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP MFS Capital Opportunities Portfolio

The Portfolio's investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial

Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's portfolio manager and MFS's large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

SP MFS Mid-Cap Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests, under normal market conditions, at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Massachusetts Financial Services Company (MFS) believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 80% investment policy. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

SP PIMCO High Yield Portfolio

The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody's Investor Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade fixed income instruments. The average duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  leveraging risk
    .  liquidity risk
    .  management risk
    .  market risk
    .  mortgage risk

SP PIMCO Total Return Portfolio

The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  interest rate risk
    .  management risk

SP Prudential U.S. Emerging Growth Portfolio

The Portfolio's investment objective is long-term capital appreciation, which means that the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Small/Mid-Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with small to medium market capitalizations (those with market capitalizations similar to companies in the S&P Small Cap 600 or the Russell 2000 for small market capitalization and the S&P MidCap 400 or the Russell Midcap(R) Index for medium market capitalization). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow, or in relation to securities of other companies in the same industry, (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  liquidity risk
    .  management risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a

   Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio's shareholders.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I Shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
6.95%  12.20%  (0.97%) 17.27%  12.63%  13.45%  11.74%   6.69%  (0.48)%  (2.02)%

BEST QUARTER: 7.62% (2/nd/ quarter of 1997)
WORST QUARTER: (6.03)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                              1 YEAR  5 YEARS 10 YEARS
                                              ------- ------- --------
Class I shares                                 -2.02%  5.69%    7.55%
S&P 500**                                     -11.88% 10.70%   12.93%
Conservative Balanced Custom Blended Index***  -2.22%  8.81%    9.81%
Lipper Average****                             -2.87%  8.04%    9.19%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Conservative Balanced Custom Blended Index consists of the Standard &
   Poor's 500 Composite Stock Price Index (50%), the Lehman Aggregate Bond
   Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Bond Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.19%  10.13%  (3.23)%  20.73%  4.40%   8.57%   7.15%  (0.74)%  9.72%   6.98

BEST QUARTER: 7.32% (2nd quarter of 1995)     WORST QUARTER: -2.83% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                              1 YEAR 5 YEARS 10 YEARS
                              ------ ------- --------
Class I shares                6.98%   6.27%   6.92%
Lehman Aggregate Bond Index** 8.44%   7.43%   7.23%
Lipper Average***             7.57%   6.44%   7.07%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993     1994    1995    1996    1997    1998    1999     2000    2001
----    ----     ----    ----    ----    ----    ----    ----     ----    ----
7.61%   15.58%  (3.16)%  24.13%  13.64%  17.96%  10.24%  7.78%   (1.44)% (5.68)%

BEST QUARTER: 10.89% (2nd quarter of 1997)
WORST QUARTER: -9.46% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR  5 YEARS 10 YEARS
                                         ------- ------- --------
               Class I shares             -5.68%  5.43%    8.27%
               S&P 500**                 -11.88% 10.70%   12.93%
               Flexible Managed
                 Custom Blended Index***  -4.00%  9.26%   10.52%
               Lipper Average****         -5.27%  7.95%    9.62%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Flexible Managed Custom Blended Index consists of the S&P 500 (60%), the
   Lehman Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                      Annual Returns* (Class I shares)
                      --------------------------------
1992     1993    1994    1995    1996    1997   1998     1999     2000    2001
----     ----    ----    ----    ----    ----   ----     ----     ----    ----
(3.42)%  43.14% (4.89)%  15.88%  19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)
WORST QUARTER: -21.45% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                   1 YEAR  5 YEARS 10 YEARS
                   ------- ------- --------
Class I shares     -17.64%  6.11%   9.39%
MSCI World Index** -16.82%  5.37%   8.06%
Lipper Average***  -15.28%  6.38%   9.57%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
High Yield Bond Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
17.53%  19.27% (2.72)%  17.56%  11.39%  13.78% (2.36)%  4.61%  (7.91)%  (0.44)%

BEST QUARTER: 7.12% (1st quarter of 1992)
WORST QUARTER: -9.50% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR 5 YEARS 10 YEARS
                                         ------ ------- --------
               Class I shares            -0.44%  1.28%   6.64%
               Lehman High Yield Index**  5.28%  3.11%   7.58%
               Lipper Average***          1.13%  1.60%   6.59%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman High Yield Index is made up of over 700 noninvestment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

                                    [CHART]





Annual Returns* (Class I shares)

1992    1993    1994    1995    1996     1997    1998     1999    2000     2001
----    ----    ----    ----    ----     ----    ----     ----    ----     ----
3.79%   2.95%   4.05%   5.80%   5.22%    5.41%   5.39%    4.97%   6.20%    4.22%

BEST QUARTER: 1.59% (3rd quarter of 2000)
WORST QUARTER: 0.66% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                  1 YEAR    5 YEARS  10 YEARS
                 --------- --------- ---------
Class I shares       4.22%     5.24%     4.80%
Lipper Average**     3.73%     4.96%     4.54%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

7-Day Yield* (as of 12/31/01)

 Money Market Portfolio          1.89%
 Average Money Market Fund**     1.45%

 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.
** Source: iMoneyNet, Inc. As of 12/31/01, based on the iMoneyNet First and Second Tier General Purpose Retail Universe.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)
WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                  1 YEAR  5 YEARS 10 YEARS
                  ------  ------- --------
Class I shares    -12.05% 10.47%   12.61%
S&P 500**         -11.88% 10.70%   12.93%
Lipper Average*** -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]






Annual Returns* (Class I shares)

1992     1993   1994    1995    1996    1997    1998    1999    2000    2001
----     ----   ----    ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%   21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)
WORST QUARTER: -18.14% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                1 YEAR  5 YEARS 10 YEARS
                                                ------  ------- --------
       Class I Shares                            -2.08% 11.18%   13.14%
       S&P 500**                                -11.88% 10.70%   12.93%
       Russell(R) 1000 Value Index***            -5.59% 11.13%   14.13%
       Lipper Large Cap Value Funds
         Average****                             -5.98%  8.68%   12.38%
       Lipper Multi Cap Value Funds Average****  -0.22%  9.81%   11.17%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** TheRussell(R) 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]





Annual Returns* (Class I shares)

 2001
 ----
(17.92)%

BEST QUARTER: 12.24% (4th quarter of 2001)
WORST QUARTER: -18.08% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -17.92%  -18.84%
S&P 500**                                    -11.88%  -15.32%
Aggressive Growth AA Custom Blended Index*** -12.46%  -16.17%
Lipper Average****                           -12.94%  -15.14%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Aggressive Growth AA Custom Blended Index consists of the Russell(R)
   1000 Value Index (20%), the Russell 1000 Growth Index (20%), the Russell
   2500 Value Index (12.5%), the Russell Mid-Cap Growth Index (12.5%), and the MSCI EAFE Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (14.47)%

BEST QUARTER: 14.58% (4th quarter of 2001)   WORST QUARTER: -16.82% (3rd
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                              SINCE
                                                            INCEPTION
                                                    1 YEAR  (9/22/00)
                                                    ------- ---------
          Class I shares                            -14.47%  -21.71%
          Russell 1000(R) Index**                   -12.45%  -16.74%
          Russell 1000(R) Growth Index***           -20.42%  -31.26%
          Lipper Large Cap Growth Funds Average**** -21.88%  -28.52%
          Lipper Multi-Cap Core Funds Average****   -12.94%  -15.14%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
***The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average and Multi-Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Growth Funds Average is also shown, because the management of the portfolios included in the Large Cap Growth Funds average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (5.99)%

BEST QUARTER: 8.40% (4th quarter of 2001)   WORST QUARTER: -9.62% (3rd quarter
of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                SINCE
                                              INCEPTION
                                     1 YEAR   (9/22/00)
                                    --------- ---------
Class I shares                         -5.99%    -5.79%
S&P 500**                             -11.88%   -15.32%
Balanced AA Custom Blended Index***    -2.97%    -5.95%
Lipper Average****                     -2.87%    -2.87%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Balanced AA Custom Blended Index consists of the Russell 1000(R) Value
   Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (25%), the Lehman Brothers Intermediate BB Index (15%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (0.23)%

BEST QUARTER: 6.16% (4th quarter of 2001) WORST QUARTER: -5.09% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                    SINCE
                                                  INCEPTION
                                         1 YEAR   (9/22/00)
                                        --------- ---------
Class I shares                             -0.23%     0.47%
S&P 500**                                 -11.88%   -15.32%
Conservative AA Custom Blended Index***     1.68%    -0.63%
Lipper Average****                         -0.28%     0.70%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Conservative AA Custom Blended Index consists of the Russell 1000(R)
    Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2500 Value Index (5%), the Lehman Brothers Aggregate Bond Index (40%), the
    Lehman Brothers Intermediate BB Index (20%) and the Russell Mid-Cap Growth Index (5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Davis Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (10.46)%

BEST QUARTER: 10.65% (4th quarter of 2001) WORST QUARTER: -13.69% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                    SINCE
                                                  INCEPTION
                                         1 YEAR   (9/22/00)
                                        --------- ---------
Class I shares                            -10.46%  -7.08%
Russell 1000(R) Value Index**              -5.59%  -1.76%
Lipper Average***                          -5.98%  -1.00%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Russell 1000(R) Value Index consists of those companies in the Russell
    1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (22.07)%

BEST QUARTER: 7.00% (4th quarter of 2001)   WORST QUARTER: -15.78% (3rd
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -22.07%  -21.12%
MSCI EAFE Index**                            -21.44%  -19.33%
Lipper Average***                            -21.48%  -20.77%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
   (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (11.77)%

BEST QUARTER: 10.30% (4th quarter of 2001) WORST QUARTER: -13.64% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                                  1 YEAR  (9/22/00)
                                  ------- ---------
Class I shares                    -11.77%  -12.60%
S&P 500**                         -11.88%  -15.32%
Growth AA Custom Blended Index***  -8.47%  -11.50%
Lipper Average****                -12.94%  -15.14%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Growth AA Custom Blended Index consists of the Russell 1000(R) Value
   Index (22.5%), the Russell 1000 Growth Index (22.5%), the Russell 2500 Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (10%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.18)%

BEST QUARTER: 25.50% (4th quarter of 2001) WORST QUARTER: -26.36% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                         SINCE
                                                       INCEPTION
                                               1 YEAR  (9/22/00)
                                               ------- ---------
               Class I shares                  -17.18%  -24.90%
               Russell 2000(R) Index**           2.49%   -3.69%
               Russell 2000(R) Growth Index***  -9.23%  -22.74%
               Lipper Average****              -12.40%  -21.64%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 2000(R) Growth Index consists of those companies in the Russell
   2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (8.65)%

BEST QUARTER: 7.83% (4th quarter of 2001)
WORST QUARTER: -12.07% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                SINCE
                                                              INCEPTION
                                                      1 YEAR  (9/22/00)
                                                      ------- ---------
         Class I shares                                -8.65%    3.34%
         Russell 1000(R) Index**                      -12.45%  -16.74%
         Russell 1000(R) Value Index***                -5.59%   -1.76%
         Lipper Average****                            -5.98%   -4.97%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 1000(R) Index measures the performance of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 1000(R) Value Index measures the performance of those Russell
   1000(R) companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (23.28)%

BEST QUARTER: 17.92% (4th quarter of 2001)
WORST QUARTER: -25.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                  SINCE
                                                INCEPTION
                                        1 YEAR  (9/22/00)
                                        ------- ---------
Class I Shares                          -23.28%  -24.15%
S&P 500**                               -11.88%  -15.32%
Russell 1000(R) Index***                -12.45%  -16.74%
Lipper Multi-Cap Core Funds Average**** -12.94%  -15.14%
Lipper Large Cap Core Funds Average**** -13.03%  -15.58%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 1000(R) Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (20.93)%

BEST QUARTER: 29.37% (4th quarter of 2001)     WORST QUARTER: 33.97% (3rd
quarter of 2001))
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                                  1 YEAR  (9/22/00)
                                  ------  ---------
Class I shares                    -20.93%  -18.29%
Russell MidCap(R) Index**          -5.62%   -7.27%
Russell MidCap Growth(R) Index*** -20.15%  -32.41%
Lipper Average****                -23.31%  -31.98%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell MidCap(R) Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
***The Russell MidCap Growth(R) Growth Index consists of those securities included in the Russell MidCap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
****The Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.

--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.97%

BEST QUARTER:      WORST QUARTER:
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                           SINCE
                                                         INCEPTION
                                                  1 YEAR (9/22/00)
                                                  ------ ---------
Class I shares                                     3.97%    4.66%
Lehman Brothers Intermediate BB Corporate Index** 10.17%    7.99%
Lipper Average***                                  1.13%   -3.78%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Brothers Intermediate BB Corporate Index is an unmanaged index comprised of various fixed-income securities rated BB. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  8.66%

BEST QUARTER: 5.69% (3rd quarter of 2001)
WORST QUARTER: -0.32% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                            SINCE
                                                          INCEPTION
                                                   1 YEAR (9/22/00)
                                                   ------ ---------
            Class I shares                         8.66%   11.03%
            Lehman Brothers Aggregate Bond Index** 8.44%   10.28%
            Lipper Average***                      5.76%    5.98%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception'' return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General Bond Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception'' return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.11%

BEST QUARTER: 15.27% (4th quarter of 2001)
WORST QUARTER: -14.47% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         SINCE
                                       INCEPTION
                                1 YEAR (9/22/00)
                                ------ ---------
Class I shares                  3.11%   11.42%
Russell 2500(R) Index**         1.22%   -2.00%
Russell 2500(TM) Value Index*** 9.73%   15.05%
Lipper Average****              7.33%   11.96%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index, and the Russell 2000 Index consists of the smallest 2000 securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 2500(TM) Value Index measures the performance of Russell
   2500(TM) companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Mid-Cap Value Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.

-------------------------------------------------------------
Balanced Portfolio                                           To achieve our objective, we invest in a mix of equity and
We invest in equity, debt and money market securities in     equity-related securities, debt obligations and money
order to achieve diversification. We seek to maintain a      market instruments. We adjust the percentage of Portfolio
conservative blend of investments that will have strong      assets in each category depending on our expectations
performance in a down market and solid, but not              regarding the different markets. While we make every
necessarily outstanding, performance in up markets.          effort to achieve our objective, we can't guarantee
This Portfolio may be appropriate for an investor looking    success and it is possible that you could lose money.
for diversification with less risk than that of the Flexible
Managed Portfolio, while recognizing that this reduces       We will vary how much of the Portfolio's assets are
the chances of greater appreciation.                         invested in a particular type of security depending on
                                                             how we think the different markets will perform.
--------------------------------------------

Under normal conditions, we will invest within the ranges shown below:

                       Asset Type         Minimum Normal Maximum
                       ----------         ------- ------ -------
                         Stocks             15%     50%    75%
               Debt obligations and money   25%     50%    85%
                   market securities

The equity portion of the Portfolio is generally managed as an index fund, designed to mirror the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio's investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the

U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

-------------------------------------------------------------
Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

--------------------------------------------

Usually, at least 80% of the Portfolio's investable assets will be invested in debt securities that are investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc.-

(Moody's), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio.

---------------------------------------------------------------
Balanced Portfolio                                             To achieve our objective, we invest in a mix of equity
We invest in equity, debt and money market                     and equity-related securities, debt obligations and
securities -- in order to achieve diversification in a single  money market instruments. We adjust the percentage of
Portfolio. We seek to maintain a more aggressive mix of        Portfolio assets in each category depending on our
investments than the Conservative Balanced Portfolio.          expectations regarding the different markets. While we
This Portfolio may be appropriate for an investor looking      make every effort to achieve our objective, we can't
for diversification who is willing to accept a relatively high guarantee success and it is possible that you could lose
level of loss in an effort to achieve greater appreciation.    money.

--------------------------------------------

Generally, we will invest within the ranges shown below:

                       Asset Type        Minimum Normal Maximum
                       ----------        ------- ------ -------
                         Stocks            25%     60%    100%
                 Fixed income securities    0%     40%     75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans or assignments in the form of loan participations and mortgage-related securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in Real Estate Investment Trusts (REITs).

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use interest rate swaps in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
High Yield Bond Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high total return. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------
High Yield/High Risk                                      Normally, we will invest at least 80% of the Portfolio's
Lower rated and comparable unrated securities tend to     investable assets in medium to lower rated debt
offer better yields than higher rated securities with the securities. These high-yield or "junk bonds" are riskier same maturities because the issuer's financial condition  than higher rated bonds and are considered speculative.
may not have been as strong as that of higher rated
issuers. Changes in the perception of the                 The Portfolio may invest up to 20% of its total assets in
creditworthiness of the issuers of lower rated securities U.S. dollar denominated debt securities issued outside
tend to occur more frequently and in a more pronounced    the U.S. by foreign and U.S. issuers.
manner than for issuers of higher rated securities.
--------------------------------------------

The Portfolio may also acquire common and preferred stock, debt securities and convertible debt and preferred stock.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis. The Portfolio may invest in PIK bonds.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

-------------------------------------------------------------
--------------------------------------------                 We invest in a diversified portfolio of short-term debt
Steady Net Asset Value                                       obligations of the U.S. government, its agencies and
The net asset value for the Portfolio will ordinarily remain instrumentalities, as well as commercial paper, asset
issued at $10 per share because dividends are declared       backed securities, funding agreements, certificates of
and reinvested daily. The price of each share remains        deposit, floating and variable rate demand notes, notes
the same, but when dividends are declared the value of       and other obligations issued by banks, corporations and
your investment grows.                                       other companies (including trust structures), and
--------------------------------------------                 obligations issued by foreign banks, companies or
                                                             foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------            During market declines, while adding to positions in
Large Cap Growth                                        favored stocks, the Portfolio becomes somewhat
The Portfolio usually invests in about 40-60 companies, more aggressive, gradually reducing the number of
with the 25 most highly regarded of these companies     companies represented in its portfolio. Conversely,
generally constituting approximately 80% of the         in rising markets, while reducing or eliminating
Portfolio's investable assets. Alliance seeks to gain   fully-valued positions, the Portfolio becomes
positive returns in good markets while providing some   somewhat more conservative, gradually increasing
measure of protection in poor markets.                  the number of companies represented in the
--------------------------------------------            portfolio. Through this approach, Alliance seeks to
                                                        gain positive returns in good markets while
                                                        providing some measure of protection in poor
                                                        markets. The Portfolio also may invest up to 20%
                                                        of its investable assets in convertible debt and
                                                        convertible preferred stock and up to 15% of its
                                                        total assets in equity securities of non-U.S.
                                                        companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

Alliance normally invests at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index).

The Portfolio also may:

    .  invest up to 15% of its total assets in foreign securities;

    . purchase and sell exchange-traded index options and stock index futures contracts;

    . write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    .  make short sales "against-the-box" of up to 15% of its net assets; and

    .  invest up to 10% of its total assets in illiquid securities.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts
(ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Asset Allocation Portfolios
--------------------------------------------------------------------------------

There are four Asset Allocation Portfolios, entitled SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Directors at any time. While each Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

    . the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

    . the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

    . the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor's individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio's holdings in line with those target percentages. The manager expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, the manager will review the target percentages annually. Based on its evaluation the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, Prudential Investments LLC reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio's investment objective, we can't guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that Prudential Investments LLC will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------              The SP Aggressive Growth Asset Allocation Portfolio
An Asset Allocation Portfolio Investing Fully in          invests in shares of the following Fund Portfolios:
Equity Portfolios
This Portfolio aggressively seeks capital appreciation by     .a large capitalization equity component
investing in large cap equity Portfolios, international        (approximately 40% of the Portfolio, invested in
Portfolios, and small/mid-cap equity Portfolios.               shares of the SP Davis Value Portfolio (20% of
--------------------------------------------                   Portfolio), the SP Alliance Large Cap Growth
                                                               Portfolio (10% of Portfolio), and the Jennison
                                                               Portfolio (10% of Portfolio)); and

                                                              .an international component (approximately 35%
                                                               of the Portfolio, invested in shares of the SP
                                                               Jennison International Growth Portfolio (17.5%
                                                               of Portfolio) and the SP Deutsche International
                                                               Equity Portfolio (17.5% of Portfolio)); and

                                                              .a small/mid capitalization equity component
                                                               (approximately 25% of the Portfolio, invested in
                                                               shares of the SP Small/Mid-Cap Value Portfolio
                                                               (12.5% of Portfolio) and the SP Prudential U.S.
                                                               Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------               The SP Balanced Asset Allocation Portfolio invests in
A Balance Between Current Income And Capital               shares of the following Portfolios:
Appreciation
This Portfolio seeks to balance current income and             .a fixed income component (approximately 40%
growth of capital by investing in fixed income Portfolios,      of the Portfolio, invested in shares of the SP
large cap equity Portfolios, small/mid-cap equity               PIMCO Total Return Portfolio (25% of Portfolio)
Portfolios, and international equity Portfolios.                and the SP PIMCO High Yield Portfolio (15% of
--------------------------------------------                    Portfolio)); and

                                                               .a large capitalization equity component
                                                                (approximately 35% of the Portfolio, invested in
                                                                shares of the SP Davis Value Portfolio (17.5%
                                                                of Portfolio), the SP Alliance Large Cap Growth
                                                                Portfolio (8.75% of Portfolio), and the Jennison
                                                                Portfolio (8.75% of Portfolio)); and

                                                               .a small/mid capitalization equity component
                                                                (approximately 15% of the Portfolio, invested in
                                                                shares of the SP Small/Mid-Cap Value Portfolio
                                                                (7.5% of Portfolio) and the SP Prudential U.S.
                                                                Emerging Growth Portfolio (7.5% of Portfolio));
                                                                and

                                                               .an international component (approximately 10%
                                                                of the Portfolio, invested in shares of the SP
                                                                Jennison International Growth Portfolio (5% of
                                                                Portfolio) and the SP Deutsche International
                                                                Equity Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------          The SP Conservative Asset Allocation Portfolio invests
An Asset Allocation Portfolio Investing Primarily In  in shares of the following Portfolios:
Fixed Income Portfolios
This Portfolio is invested in fixed income, large cap     .a fixed income component (approximately 60%
equity, and small/mid-cap equity Portfolios.               of the Portfolio, invested in shares of the SP
--------------------------------------------               PIMCO Total Return Portfolio (40% of Portfolio)
                                                           and the SP PIMCO High Yield Portfolio (20% of
                                                           Portfolio)); and

                                                          .a large capitalization equity component
                                                           (approximately 30% of the Portfolio, invested in
                                                           shares of the SP Davis Value Portfolio (15% of
                                                           Portfolio), the SP Alliance Large Cap Growth
                                                           Portfolio (7.5% of Portfolio), and the Jennison
                                                           Portfolio (7.5% of Portfolio)); and

                                                          .a small/mid capitalization equity component
                                                           (approximately 10% of the Portfolio, invested in
                                                           shares of the SP Small/Mid-Cap Value Portfolio
                                                           (5% of Portfolio) and the SP Prudential U.S.
                                                           Emerging Growth Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------             The Growth Asset Allocation Portfolio invests in shares
An Asset Allocation Portfolio Investing                  of the following Portfolios:
Primarily In Equity Portfolios
This Portfolio seeks to provide long-term growth of          .a large capitalization equity component
capital with consideration also given to current income.      (approximately 45% of the Portfolio, invested in
--------------------------------------------                  shares of the SP Davis Value Portfolio (22.5%
                                                              of Portfolio), the SP Alliance Large Cap Growth
                                                              Portfolio (11.25% of Portfolio), and the
                                                              Jennison Portfolio (11.25% of Portfolio)); and

                                                             .a fixed income component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              PIMCO High Yield Portfolio (10% of Portfolio)
                                                              and the SP PIMCO Total Return Portfolio (10%
                                                              of Portfolio)); and

                                                             .an international component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              Jennison International Growth Portfolio (10% of
                                                              Portfolio) and the SP Deutsche International
                                                              Equity Portfolio (10% of Portfolio)); and

                                                             .a small/mid-capitalization equity component
                                                              (approximately 15% of the Portfolio, invested in
                                                              shares of the SP Small/Mid-Cap Value Portfolio
                                                              (7.5% of Portfolio) and the SP Prudential U.S.
                                                              Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Davis Value Portfolio
--------------------------------------------------------------------------------

SP Davis Value Portfolio's investment objective is growth of capital. In keeping with the Davis investment philosophy, the portfolio managers select common stocks that offer the potential for capital growth over the long-term. While we will try to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The Portfolio invests primarily in common stocks of U.S.
The Davis Back-to-Basics Approach                        companies with market capitalizations of at least $5
Under the Davis philosophy, Davis seeks to identify      billion, but it may also invest in foreign companies and
companies possessing ten basic characteristics, which    U.S. companies with smaller capitalizations.
Davis believes will foster sustainable long-term growth.
--------------------------------------------

COMMON STOCKS

What They Are.  Common stock represents ownership of a company.

How They Pick Them. The Davis investment philosophy stresses a back-to-basics approach: they use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, Davis searches for those possessing several of the characteristics that are listed below.

Why They Buy Them. SP Davis Value Portfolio buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

The Portfolio may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality overlooked growth stocks. Investment in foreign securities can also offer the Portfolio the potential for economic diversification.

WHAT DAVIS LOOKS FOR IN A COMPANY

1. First-Class Management. The Davis investment philosophy believes that great companies are created by great managers. In visiting companies, they look for managers with a record of doing what they say they are going to do.

2. Management Ownership. Just as they invest heavily in their own portfolios, they look for companies where individual managers own a significant stake.

3. Strong Returns on Capital. They want companies that invest their capital wisely and reap superior returns on those investments.

4. Lean Expense Structure. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. Dominant or Growing Market Share in a Growing Market. A company that is increasing its share of a growing market has the best of both worlds.

6. Proven Record as an Acquirer. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. Strong Balance Sheet. Strong finances give a company staying power to weather difficult economic cycles.

8. Competitive Products or Services. Davis invests in companies with products that are not vulnerable to obsolescence.

9. Successful International Operations. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10.Innovation. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

Other Securities and Investment Strategies

The Portfolio invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Portfolio may invest, and investment strategies which the Portfolio may employ, but they are not principal investment strategies. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Selected Advisers, L.P.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               The Portfolio invests for capital appreciation, not income;
International Equities From Developed Countries            any dividend or interest income is incidental to the
The Portfolio invests primarily in the stocks of companies pursuit of that goal.
located in developed foreign countries that make up the
MSCI EAFE Index, plus Canada. The Portfolio also may
invest in emerging markets securities.
--------------------------------------------

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Principal Investments

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio's strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including convertible securities, warrants, foreign securities, options (on stock, debt, stock indices, foreign currencies, and futures), futures contracts, forward foreign currency exchange contracts, interest rate swaps, loan participations, reverse repurchase agreements, dollar rolls, when-issued and delayed delivery securities, short sales, and illiquid securities. We explain each of these instruments in detail in the Statement of Additional Information.

Investment Process

Company research lies at the heart of Deutsche Asset Management Inc.'s (DAMI's) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.

Temporary Defensive Position. The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, DAMI monitors each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

    . its rate of price appreciation begins to trail that of its national stock index;

    . the financial analysts who follow the stock, both within DAMI and outside, cut their estimates of the stock's future earnings; or

    . the stock's price approaches the downside target set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, DAMI seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

    . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Portfolio invests, DAMI analyzes countries and regions to try to anticipate these risks.

    . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, DAMI devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

    . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

    . Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Portfolio diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one does not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. DAMI seeks to minimize this risk by actively managing the currency exposure of the Portfolio.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Portfolio carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Portfolio generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by small companies. Such opportunities pose unique risks. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, they are valued by the method that most accurately reflects their current worth in the judgment of the Board. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them.

The Portfolio is managed by Deutsche Asset Management, Inc. (DAMI).

--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital growth. Most holdings are in small-capitalization companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               INVESCO is primarily looking for companies in the
A Small-Cap Stock Portfolio                                accelerated developing stages of their life cycles,
The Portfolio generally invests primarily in the stocks of which are currently priced below INVESCO's
companies with small market capitalizations.               estimation of their potential, have earnings which may
--------------------------------------------               be expected to grow faster than the U.S. economy in
                                                           general, and/or offer earnings growth of sales, new
                                                           products, management changes, or structural
                                                           changes in the economy. The Portfolio may invest up
                                                           to 25% of its assets in securities of non-U.S. issuers.
                                                           Securities of Canadian issuers and ADRs are not
                                                           subject to this 25% limitation.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase. Although not a principal investment, the Portfolio may use derivatives. A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

Although not a principal investment, the Portfolio may invest in options and futures contracts. Options and futures contracts are common types of derivatives that the Portfolio may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.

Although not a principal investment, the Portfolio may invest in repurchase agreements. In addition, the Portfolio may invest in debt securities, ADRs, convertible securities, junk bonds, warrants, forward foreign currency exchange contracts, interest rate swaps, when-issued and delayed delivery securities, short sales against-the-box, U.S. government securities, Brady Bonds, and illiquid securities. The Portfolio may lend its portfolio securities. In response to adverse market conditions or when restructuring the Portfolio, INVESCO may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio
--------------------------------------------------------------------------------

The investment objective of the SP Large Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of the Portfolio's investable assets in securities of companies with large market capitalizations. The Portfolio normally invests its assets primarily in common stocks.

--------------------------------------------              Although a universal definition of large market
A Large-Cap Value Portfolio                               capitalization companies does not exist, FMR generally
The Portfolio is managed by Fidelity Management and       defines large market capitalization companies as those
Research Company. The Portfolio normally invests at       whose market capitalization is similar to the market
least 80% of its investable assets in securities of       capitalization of companies in the S&P 500 or the
companies with large market capitalizations. The          Russell 1000. A company's market capitalization is
Portfolio normally invests its assets primarily in common based on its current market capitalization or its market
stocks.                                                   capitalization at the time of the Portfolio's investment.
--------------------------------------------              Companies whose capitalization is below this level after
                                                          purchase continue to be considered to have large
                                                          market capitalizations for purposes of the 80% policy.

FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.

The Portfolio primarily invests in equity securities which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts, and exchange traded funds to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The Portfolio's reaction to these developments will be affected by the types of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factor can significantly affect the Portfolio's performance:

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

The Portfolio is managed by Fidelity Management and Research Company.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio
--------------------------------------------------------------------------------

The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The portfolio focuses on companies which
Capital Opportunities In Both U.S. and Foreign           Massachusetts Financial Services Company (MFS)
Stocks                                                   believes have favorable growth prospects and attractive
The Portfolio invests primarily in stocks, convertible   valuations based on current and expected earnings or
securities, and depositary receipts of companies in both cash flow. The Portfolio's investments may include
the United States and in foreign countries.              securities listed on a securities exchange or traded in the
--------------------------------------------             over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 35% of its net assets in foreign securities and (ii) 15% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including corporate debt, lower-rated bonds, U.S. Government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, Brady Bonds, depositary receipts, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities and stock indices), repurchase agreements, mortgage dollar rolls, restricted securities, short sales, short sales against-the-box, warrants, and when-issued and delayed delivery securities. The Portfolio may lend its securities. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible you could lose money.

--------------------------------------------             The Portfolio invests, under normal market conditions, at
A Mid-Cap Growth Stock Portfolio                         least 80% of its investable assets in common stocks and
The Portfolio invests primarily in companies with market related securities, such as preferred stocks, convertible
capitalizations equaling or exceeding $250 million but   securities and depositary receipts for those securities, of
not exceeding the top of the Russell Midcap(TM) Growth   companies with medium market capitalization which
Index range at the time of purchase.                     Massachusetts Financial Services Company (MFS)
--------------------------------------------             believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 80% investment policy. As of December 28, 2001, the top of the Russell Midcap(TM) Growth Index range was approximately $15.7 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of Portfolio holdings. The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including corporate debt, lower-rated bonds, U.S. government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, depository receipts, emerging markets equity securities, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities, and stock indices), repurchase agreements, restricted securities, short sales, short sales against-the-box, short-term debt, warrants, and when-issued and delayed delivery securities. The Portfolio may borrow for temporary purposes, and lend its portfolio securities.

In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in the securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is a high total return. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds.

--------------------------------------------             The Portfolio may invest up to 15% of its assets in
A High-Yield, High-Risk Bond Portfolio                   derivative instruments, such as options, futures
The Portfolio invests primarily in high-yield, high-risk contracts or swap agreements. The Portfolio may also
bonds, also known as "junk bonds."                       invest in mortgage-related securities or asset-backed
--------------------------------------------             securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may also invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

Securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or lower than BBB by Standard & Poor's Ratings Services ("S&P") are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may invest in inflation-indexed bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

The Portfolio may invest in convertible debt and convertible preferred stock securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to a Portfolio's limitations on borrowings.

The Portfolio may invest in "event-linked bonds," which are described in the section below on the SP PIMCO Total Return Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio
--------------------------------------------------------------------------------

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality.

---------------------------------------------------------
An Investment Grade Bond Portfolio                       The Portfolio may invest up to 20% of its assets in
The Portfolio invests primarily in investment grade debt securities denominated in foreign currencies, and may
securities, including foreign debt securities, but may   invest beyond this limit in U.S. dollar-denominated
invest some of its assets in high yield bonds.           securities of foreign issuers. The Portfolio will normally
--------------------------------------------             hedge at least 75% of its exposure to foreign currency to
                                                         reduce the risk of loss due to fluctuations in currency
                                                         exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may invest in convertible debt and convertible preferred stock.

The Portfolio may invest in mortgage-related securities or other asset-backed securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Portfolio may use interest rate swaps in the management of the Portfolio.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls.

The Portfolio may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term capital appreciation. This means the Portfolio seeks investments whose price will increase over several years. While we make every effort to achieve its objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               In deciding which equities to buy, the Portfolio uses what
A Small/Medium-Sized Stock Portfolio                       is known as a growth investment style. This means the
The Portfolio invests primarily in the stocks of small and Portfolio invests in companies that it believes could
medium-sized companies with the potential for above-       experience superior sales or earnings growth. In
average growth.                                            pursuing this objective, the Portfolio normally invests at
--------------------------------------------               least 80% of the Portfolio's investable assets in equity
                                                           securities of small and medium-sized U.S. companies
                                                           with the potential for above-average growth.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor's Mid-Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2001, this number was $10.5 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio may also use repurchase agreements.

The Portfolio may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.

The Portfolio may use various derivative strategies to try to improve its returns or protect its assets. The Portfolio cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

The Portfolio may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

The Portfolio may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Portfolio's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Composite Stock Price Index) and foreign currencies. The Portfolio may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase.

The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Portfolio Turnover

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio
--------------------------------------------------------------------------------

The investment objective of the SP Small/Mid-Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

--------------------------------------------        The Portfolio normally invests its assets primarily in
A Small/Mid-Cap Value Portfolio                     common stocks. Although universal definitions of small
The Portfolio normally invests at least 80% of its  and medium market capitalization does not exist, FMR investable assets in companies with small to medium generally defines small and medium market
market capitalizations.                             capitalization companies as those whose market
--------------------------------------------        capitalizations is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell
                                                    2000, and the S&P MidCap 400 or the Russell Midcap,
                                                    respectively. A company's market capitalization is based
                                                    on its current market capitalization or its market
                                                    capitalization at the time of the Portfolio's investment.
                                                    Companies whose capitalization is above this level after
                                                    purchase continue to have a small or medium market
                                                    capitalization for purposes of the 80% policy. The size of companies in each index changes with market
                                                    conditions, and the composition of each index. FMR may
                                                    also invest the Portfolio's assets in companies with
                                                    larger market capitalizations.

FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.

The Portfolio invests primarily in equity securities, which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs). If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Portfolio's reaction to these developments will be affected by the types of securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factors can significantly affect the Portfolio's performance:

The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small/Mid-Cap Value Portfolio may each borrow up to 33 1/3% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                         Total advisory fees as %
Portfolio                                 of average net assets
---------                                ------------------------
Conservative Balanced...................           0.55
Diversified Bond........................           0.40
Equity..................................           0.45
Flexible Managed........................           0.60
Global..................................           0.75
High Yield Bond.........................           0.55
Jennison (formerly, Prudential Jennison)           0.60
Money Market............................           0.40
Stock Index.............................           0.35
Value...................................           0.40
SP Aggressive Growth Asset Allocation...           0.84*
SP Alliance Large Cap Growth............           0.90
SP Balanced Asset Allocation............           0.75*
SP Conservative Asset Allocation........           0.71*
SP Davis Value..........................           0.75
SP Deutsche International Equity........           0.90
SP Growth Asset Allocation..............           0.80*
SP INVESCO Small Company Growth.........           0.95
SP Large Cap Value......................           0.80
SP MFS Capital Opportunities............           0.75
SP MFS Mid-Cap Growth...................           0.80
SP PIMCO High Yield.....................           0.60
SP PIMCO Total Return...................           0.60
SP Small/Mid-Cap Value..................           0.90

* Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The advisory fees for the Asset Allocation Portfolios are the product of a blend of the advisory fees of the underlying Fund Portfolios, plus a 0.05% annual advisory fee paid to PI. The only advisory fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Global Portfolio, the Jennison Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio and the Value Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Alliance Capital Management, L.P. (Alliance) serves as the sub-adviser to the SP Alliance Large Cap Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of December 31, 2001, Alliance managed $455 billion in assets.

Davis Selected Advisers, L.P. (Davis) serves as the sub-adviser to the SP Davis Value Portfolio. Davis is located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706. As of December 31, 2001, Davis managed approximately $41.8 billion in assets.

Deutsche Asset Management, Inc. (DAMI) serves as a sub-adviser to the SP Deutsche International Equity Portfolio and as subadviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.

Fidelity Management & Research Company (FMR) is the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. As of December 31, 2001, FMR and its wholly-owned subsidiaries had approximately $912 billion in assets under management. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

INVESCO Funds Group, Inc. (INVESCO), located at 4350 South Monaco Street, Denver, Colorado 80237, is the sub-adviser of the SP INVESCO Small Company Growth Portfolio. INVESCO was founded in 1932 and as of December 31, 2001, managed almost $35 billion in assets. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company based in London, with money managers in Europe, North and South America and the Far East.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts, acts as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. As of November 30, 2001, MFS managed over $135.3 billion in assets.

Pacific Investment Management Company LLC (PIMCO) acts as the sole sub-adviser for the SP PIMCO Total Return Portfolio and the SP PIMCO High Yield Portfolio. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660 and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2001, PIMCO managed over $241 billion in assets.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

Victory Capital Management Inc. (Victory) (formerly, Key Asset Management Inc.) serves as a sub-adviser for a portion of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of December 31, 2001, Victory's total assets under management exceeded $72 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, High Yield Bond, and Money Market Portfolios, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Conservative Balanced Portfolio and Flexible Managed Portfolio

These Portfolios are managed by a team of portfolio managers. M. Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The Fixed Income segments are managed by the Fixed Income Group of PIM. This Group uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

The equity portion of the Conservative Balanced Portfolio is managed by M. Stumpp, John Moschberger, and Michael Lenarcic. M. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within PIM's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

The equity portion of the Flexible Managed Portfolio is managed by M. Stumpp, and James Scott. The background of M. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM's Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

Diversified Bond Portfolio

The Corporate Team of PIM, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Corporate Team

   Assets Under Management (as of December 31, 2001):  $42 billion.

   Team Leader:  Steven Kellner, CFA. General Investment Experience:  16 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997.
Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

High Yield Bond Portfolio

The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield Team

   Assets Under Management (as of December 31, 2001):  $8 billion.

   Team Leader:  Paul Appleby. General Investment Experience:  15 years.

   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

   Sector:  Below-investment-grade corporate securities.

   Investment Strategy: The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector trends may contribute to securities selection when appropriate.

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Money Market Portfolio

The Money Market Team of PIM, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

Money Market Team

   Assets Under Management (as of December 31, 2001): $52 billion.

   Team Leader:  Joseph Tully. General Investment Experience:  18 years.

   Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

   Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

Value Portfolio

Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

SP Alliance Large Cap Growth Portfolio

Alfred Harrison, Director and Vice Chairman of Alliance Capital Management Corporation (ACMC) leads the team managing this Portfolio, with Syed Hasnain, a Senior Portfolio Manager, also being directly involved.

Mr. Hasnain joined ACMC after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University, and Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School. Investment experience: 12 years.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

SP Davis Value Portfolio

The following individuals provide day-to-day management of the SP Davis Value Portfolio.

Christopher C. Davis

Responsibilities:

    .  President of Davis New York Venture Fund, Inc.
    . Also manages or co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    . Portfolio Manager of Davis New York Venture Fund since October 1995. . Assistant Portfolio Manager and research analyst working with Shelby
       M.C. Davis from September 1989 to September 1995.

Kenneth Charles Feinberg

Responsibilities:

    . Co-Portfolio Manager of Davis New York Venture Fund with Christopher C. Davis since May 1998.
    .  Also co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    .  Research analyst at Davis Selected Advisers since December 1994.
    . Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.

SP Deutsche International Equity Portfolio

The following portfolio managers are responsible for the day-to-day management of the Portfolio's investments:

Irene Cheng, Manager Director

    .  Head of EAFE Portfolio Selection Team
    . Joined firm in 1993 after 10 years of experience as portfolio manager at Blackstone Group and an equity analyst at Sanford C. Bernstein & Co., Inc.
    . BA from Harvard / Radcliffe (1976), MS from MIT (1978) and MBA from Harvard Business School (1980)

Alex Tedder, Director

    . Portfolio Manager, EAFE Portfolio Selection Team; Head of International Select Equity strategy
    . Joined the Company in 1994, previously managing European equities and responsible for insurance sector with 4 years of experience at Schroder Investment Management
    .  MA from Freiburg University

Marc Slendebroek, Vice President

    .  Portfolio Manager, EAFE Portfolio Selection Team
    . Joined the Company in 1994 after 5 years of experience as an equity analyst at Kleinwort Benson Securities and at Enskilda Securities
    .  MA from University of Leiden, Netherlands

Clare Brody, CFA, Director

    .  Portfolio Manager, EAFE Portfolio Selection Team
    . Joined the Company in 1993 after 3 years of experience in international investments and corporate finance with Citicorp Securities
    .  BSc from Cornell University

Stuart Kirk, Associate Director

    .  Portfolio Manager, EAFE Portfolio Selection Team
    .  Joined the Company in 1995 as analyst and fund manager
    .  MA from Cambridge University

SP INVESCO Small Company Growth Portfolio

The following individual is primarily responsible for the day-to-day management of the Portfolio's holdings:

Stacie Cowell is the lead portfolio manager of the SP INVESCO Small Company Growth Portfolio and a Chartered Financial Analyst (CFA) who joined INVESCO in 1997. She is also a vice president of INVESCO. Before joining the company, she was senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. She holds a B.A. in Economics from Colgate University and an M.S from the University of Colorado (Boulder).

SP Jennison International Growth Portfolio

The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.

SP Large Cap Value Portfolio And SP Small/Mid-Cap Value Portfolio

Fidelity Management & Research Company (FMR) is the Portfolios' sub-adviser. Robert Macdonald is portfolio manager of the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. Mr. Macdonald is a senior vice president and portfolio manager for other accounts managed by FMR and its affiliates. He joined FMR in 1985.

SP MFS Capital Opportunities Portfolio

The Portfolio is managed by Maura A. Shaughnessy, a Senior Vice President of Massachusetts Financial Services Company (MFS), who has been employed in the investment management area of MFS since 1991.

SP MFS Mid-Cap Growth Portfolio

The Portfolio is managed by Mark Regan, a Senior Vice President of MFS, who has been employed in the investment management area of MFS since 1989 and David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of MFS since 1995.

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

SP PIMCO High Yield Portfolio

The Portfolio is managed by Benjamin L. Trosky. Mr. Trosky, Managing Director of PIMCO, joined PIMCO as a portfolio manager in 1990, and has managed fixed income accounts for various institutional clients and funds since that time.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch, Executive Vice President of Jennison, has managed the retail fund counterpart of this Portfolio since it began. Prior to joining Jennison, Ms. Hirsch was a Managing Director of Prudential Investments, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

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

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                            Conservative Balanced Portfolio
                                                  --------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  --------------------------------------------------
                                                    2001       2000       1999      1998      1997
                                                  --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                  --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income............................     0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses)
 on investments..................................    (0.75)     (0.65)      0.37      1.05      1.26
                                                  --------   --------   --------  --------  --------
   Total from investment operations..............    (0.31)     (0.06)      0.99      1.71      2.02
                                                  --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.............    (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains............    (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains....       --         --      (0.03)       --        --
                                                  --------   --------   --------  --------  --------
   Total distributions...........................    (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                  --------   --------   --------  --------  --------
Net Asset Value, end of year..................... $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                  ========   ========   ========  ========  ========
Total Investment Return:(a)......................    (2.02)%    (0.48)%    6.69 %   11.74 %   13.45 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
 Expenses........................................    0.58 %     0.60 %     0.57 %    0.57 %    0.56 %
 Net investment income...........................    3.05 %     3.79 %     4.02 %    4.19 %    4.48 %
Portfolio turnover rate..........................     239 %       85 %      109 %     167 %      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                              Diversified Bond Portfolio
                                                  -------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  -------------------------------------------------
                                                    2001      2000        1999       1998     1997
                                                  --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                  --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments.....................................     0.12      0.26       (0.75)      0.08    0.11
                                                  --------  --------    --------   --------  ------
   Total from investment operations..............     0.79      1.03       (0.08)      0.77    0.91
                                                  --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                  --------  --------    --------   --------  ------
   Total distributions...........................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                  --------  --------    --------   --------  ------
Net Asset Value, end of year..................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                  ========  ========    ========   ========  ======
Total Investment Return(a).......................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income...........................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..........................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(b)Annualized.
(c)Commencement of offering of Class II shares.

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments    (1.35)     (0.86)      0.69      1.14      2.52
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (0.93)     (0.25)      1.27      1.72      3.11
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains....................    (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (5.68)%    (1.44)%    7.78 %   10.24 %   17.96 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
  Expenses...............................................    0.64 %     0.64 %     0.62 %    0.61 %    0.62 %
  Net investment income..................................    2.61 %     3.22 %     3.20 %    3.21 %    3.02 %
Portfolio turnover rate..................................     236 %      132 %       76 %     138 %     227 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2001     2000     1999    1998     1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

                                              ----------

                                              ----------


                                              ----------
                                                2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %


                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                2000        1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

Financial Highlights

                                                  SP Aggressive Growth Asset Allocation Portfolio
                                                  -------------------------------------------
                                                                            September 22, 2000(a)
                                                     Year Ended                    through
                                                  December 31, 2001           December 31, 2000
                                                  -----------------         ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.33                     $10.00
                                                       -------                     ------
Income from Investment Operations:
Net investment income............................         0.02                       0.01
Net realized and unrealized losses on investments        (1.69)                     (0.67)
                                                       -------                     ------
   Total from investment operations..............        (1.67)                     (0.66)
                                                       -------                     ------
Less Distributions:
Dividends from net investment income.............        (0.02)                     (0.01)
Distributions from net realized gains............        (0.06)                        --
                                                       -------                     ------
   Total distributions...........................        (0.08)                     (0.01)
                                                       -------                     ------
Net Asset Value, end of period...................      $  7.58                     $ 9.33
                                                       =======                     ======
Total Investment Return(b).......................       (17.92)%                    (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.5                     $  2.1
Ratios to average net assets:
  Expenses.......................................        0.05 %                     0.05 %(c)
  Net investment income..........................        0.39 %                     0.36 %(c)
Portfolio turnover rate..........................          62 %                        6 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                                                  SP Alliance Large Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.55             $ 10.00
                                                       -------             -------
Income From Investment Operations:
Net investment income (loss).....................        (0.01)               0.01
Net realized and unrealized losses on investments        (1.23)              (1.45)
                                                       -------             -------
   Total from investment operations..............        (1.24)              (1.44)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Tax return of capital distributions..............           --(f)               --
                                                       -------             -------
   Total distributions...........................           --(f)            (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  7.31             $  8.55
                                                       =======             =======
Total Investment Return(b).......................       (14.47)%            (14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  35.9             $   7.1
Ratios to average net assets:(d)
  Expenses.......................................        1.10 %               1.10%(c)
  Net investment income (loss)...................        (0.08)%              0.44%(c)
Portfolio turnover rate..........................          47 %                 10%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

Financial Highlights

                                                  SP Balanced Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $ 9.80              $10.00
                                                       ------              ------
Income from Investment Operations:
Net investment income............................        0.14                0.06
Net realized and unrealized losses on investments       (0.73)              (0.20)
                                                       ------              ------
   Total from investment operations..............       (0.59)              (0.14)
                                                       ------              ------
Less Distributions:
Dividends from net investment income.............       (0.14)              (0.06)
Distributions from net realized gains............       (0.05)                 --
                                                       ------              ------
   Total distributions...........................       (0.19)              (0.06)
                                                       ------              ------
Net Asset Value, end of period...................      $ 9.02              $ 9.80
                                                       ======              ======
Total Investment Return(b).......................       (5.99)%             (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $ 66.1              $  3.7
Ratios to average net assets:
  Expenses.......................................       0.05 %              0.05 %(c)
  Net investment income..........................       3.26 %              4.89 %(c)
Portfolio turnover rate..........................         35 %                 4 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                                                          SP Conservative Asset Allocation Portfolio
                                                          --------------------------------------
                                                                               September 22, 2000(a)
                                                             Year Ended               through
                                                          December 31, 2001      December 31, 2000
                                                          -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.00                 $10.00
                                                               ------                 ------
Income From Investment Operations:
Net investment income....................................        0.21                   0.08
Net realized and unrealized gains (losses) on investments       (0.24)                    --(c)
                                                               ------                 ------
   Total from investment operations......................       (0.03)                  0.08
                                                               ------                 ------
Less Distributions:
Dividends from net investment income.....................       (0.16)                 (0.08)
Distributions from net realized gains....................       (0.04)                    --(c)
                                                               ------                 ------
   Total distributions...................................       (0.20)                 (0.08)
                                                               ------                 ------
Net Asset Value, end of period...........................      $ 9.77                 $10.00
                                                               ======                 ======
Total Investment Return(b)...............................       (0.23)%                 0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 47.9                 $  1.9
Ratios to average net assets:
  Expenses...............................................        0.05%                  0.05%(d)
  Net investment income..................................        4.76%                  8.07%(d)
Portfolio turnover rate..................................         29 %                    4 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

Financial Highlights

                                                                 SP Davis Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $ 10.15             $10.00
                                                               -------             ------
Income from Investment Operations:
Net investment income....................................         0.05               0.02
Net realized and unrealized gains (losses) on investments        (1.11)              0.15
                                                               -------             ------
   Total from investment operations......................        (1.06)              0.17
                                                               -------             ------
Less Dividends:
Dividends from net investment income.....................        (0.05)             (0.02)
                                                               -------             ------
Net Asset Value, end of period...........................      $  9.04             $10.15
                                                               =======             ======
Total Investment Return(b)...............................       (10.46)%             1.69%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $  94.4             $ 12.8
Ratios to average net assets:(d)
  Expenses...............................................        0.83 %              0.83%(c)
  Net investment income..................................        0.64 %              1.48%(c)
Portfolio turnover rate..................................          17 %                3 %(e)

(a)Commencement of operations.

(b)Total investment is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.03% and 0.43%, respectively, for the year ended December 31, 2001 and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                                  SP Deutsche International Equity Portfolio
                                                  --------------------------------------
                                                                       September 22, 2000(a)
                                                     Year Ended               through
                                                  December 31, 2001      December 31, 2000
                                                  -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.44                $10.00
                                                       -------                ------
Income From Investment Operations:
Net investment income............................         0.05                  0.01
Net realized and unrealized losses on investments        (2.09)                (0.57)
                                                       -------                ------
   Total from investment operations..............        (2.04)                (0.56)
                                                       -------                ------
Less Dividends:
Dividends from net investment income.............        (0.05)                   --
                                                       -------                ------
Net Asset Value, end of period...................      $  7.35                $ 9.44
                                                       =======                ======
Total Investment Return(c).......................       (22.07)%               (5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  24.7                $  7.8
Ratios to average net assets:(e)
  Expenses.......................................        1.10 %                 1.10%(d)
  Net investment income..........................        0.61 %                 0.55%(d)
Portfolio turnover rate..........................         155 %                   51%(f)

(a)Commencement of operations.

(b)Less than $0.01 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.27% and (1.56)%, respectively, for the year ended December 31, 2001 and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

Financial Highlights

                                                   SP Growth Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.52             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income............................         0.09               0.03
Net realized and unrealized losses on investments        (1.21)             (0.49)
                                                       -------             ------
   Total from investment operations..............        (1.12)             (0.46)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.08)             (0.02)
Distributions from net realized gains............        (0.05)                --
                                                       -------             ------
   Total distributions...........................        (0.13)             (0.02)
                                                       -------             ------
Net Asset Value, end of period...................      $  8.27             $ 9.52
                                                       =======             ======
Total Investment Return(b).......................       (11.77)%            (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  46.8             $  3.9
Ratios to average net assets:
  Expenses.......................................         0.05%              0.05%(c)
  Net investment income..........................         1.71%              2.95%(c)
Portfolio turnover rate..........................          43 %                39%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized

(d)Not annualized.

                                       SP INVESCO Small Company Growth Portfolio
                                       ------------------------------------
                                                           September 22, 2000(a)
                                          Year Ended              through
                                       December 31, 2001     December 31, 2000
                                       -----------------   ---------------------
 Per Share Operating Performance:
 Net Asset Value, beginning of
  period..............................      $  8.38               $ 10.00
                                            -------               -------
 Income From Investment Operations:
 Net investment loss..................        (0.02)                   --(f)
 Net realized and unrealized losses
  on investments......................        (1.42)                (1.62)
                                            -------               -------
    Total from investment operations..        (1.44)                (1.62)
                                            -------               -------
 Net Asset Value, end of period.......      $  6.94               $  8.38
                                            =======               =======
 Total Investment Return(b)...........       (17.18)%              (16.20)%
 Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)...........................      $   8.4               $   5.5
 Ratios to average net assets:(d)
  Expenses............................         1.15%                 1.15%(c)
  Net investment loss.................        (0.28)%               (0.10)%(c)
 Portfolio turnover rate..............           83%                   29%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

Financial Highlights

                                                               SP Large Cap Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.44              $10.00
                                                               ------              ------
Income from Investment Operations:
Net investment income....................................        0.09                0.04
Net realized and unrealized gains (losses) on investments       (0.99)               0.44
                                                               ------              ------
   Total from investment operations......................       (0.90)               0.48
                                                               ------              ------
Less Distributions:
Dividends from net investment income.....................       (0.10)              (0.04)
Distributions in excess of net investment income.........          --                  --(e)
                                                               ------              ------
   Total distributions...................................       (0.10)              (0.04)
                                                               ------              ------
Net Asset Value, end of period...........................      $ 9.44              $10.44
                                                               ======              ======
Total Investment Return(b)...............................       (8.65)%             4.82 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 23.7              $  3.9
Ratios to average net assets:(d)
  Expenses...............................................       0.90 %              0.90 %(c)
  Net investment income..................................       1.18 %              1.60 %(c)
Portfolio turnover rate..................................         61 %                13 %(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)Less than $0.005 per share.

(f)Not annualized.

                                                  SP MFS Capital Opportunities Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.15             $10.00
                                                       -------             ------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)           0.01
Net realized and unrealized losses on investments        (2.13)             (0.85)
                                                       -------             ------
   Total from investment operations..............        (2.13)             (0.84)
                                                       -------             ------
Less Dividends:
Dividends from net investment income.............        (0.01)             (0.01)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.01             $ 9.15
                                                       =======             ======
Total Investment Return(b).......................       (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   8.2             $  4.3
Ratios to average net assets:(d)
  Expenses.......................................         1.00%             1.00 %(c)
  Net investment income (loss)...................          (--)%(g)         0.40 %(c)
Portfolio turnover rate..........................          99 %               25 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Less than 0.005%.

Financial Highlights

                                                      SP MFS Mid-Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.69             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income (loss).....................        (0.01)              0.02
Net realized and unrealized losses on investments        (2.01)             (0.25)
                                                       -------             ------
   Total from investment operations..............        (2.02)             (0.23)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.01)             (0.02)
Distributions from net realized gains............        (0.04)             (0.06)
                                                       -------             ------
   Total distributions...........................        (0.05)             (0.08)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.62             $ 9.69
                                                       =======             ======
Total Investment Return(b).......................       (20.93)%            (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  15.9             $  5.6
Ratios to average net assets:(d)
 Expenses........................................         1.00%              1.00%(c)
 Net investment income (loss)....................        (0.20)%             1.16%(c)
Portfolio turnover rate..........................           93%                27%(e)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.

Financial Highlights

                                                                 SP PIMCO High Yield Portfolio
                                                            -----------------------------------
                                                                              September 22, 2000(a)
                                                               Year Ended            through
                                                            December 31, 2001   December 31, 2000
                                                            ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.......................      $10.02              $10.00
                                                                 ------              ------
Income from Investment Operations:
Net investment income......................................        0.59                0.17
Net realized and unrealized gains (losses) on investments..       (0.21)               0.02
                                                                 ------              ------
   Total from investment operations........................        0.38                0.19
                                                                 ------              ------
Less Distributions:
Dividends from net investment income.......................       (0.59)              (0.16)
Distributions from net realized gains......................          --               (0.01)
Distributions in excess of net realized capital gains......          --                  --(d)
                                                                 ------              ------
   Total distributions.....................................       (0.59)              (0.17)
                                                                 ------              ------
Net Asset Value, end of period.............................      $ 9.81              $10.02
                                                                 ======              ======
Total Investment Return(b).................................        3.97%               1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)....................      $ 52.0              $  8.0
Ratios to average net assets:(e)
 Expenses..................................................        0.82%               0.82%(c)
 Net investment income.....................................        7.44%               7.78%(c)
Portfolio turnover rate....................................         105%                 88%(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

Financial Highlights

                                                     SP PIMCO Total Return Portfolio
                                                 -----------------------------------
                                                                   September 22, 2000(a)
                                                    Year Ended            through
                                                 December 31, 2001   December 31, 2000
                                                 ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............      $10.40              $10.00
                                                      ------              ------
Income From Investment Operations:
Net investment income...........................        0.32                0.13
Net realized and unrealized gains on investments        0.57                0.39
                                                      ------              ------
   Total from investment operations.............        0.89                0.52
                                                      ------              ------
Less Distributions:
Dividends from net investment income............       (0.34)              (0.11)
Distributions from net realized gains...........       (0.25)              (0.01)
                                                      ------              ------
   Total distributions..........................       (0.59)              (0.12)
                                                      ------              ------
Net Asset Value, end of period..................      $10.70              $10.40
                                                      ======              ======
Total Investment Return(b)......................        8.66%               5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........      $147.0              $ 10.7
Ratios to average net assets(d):
  Expenses......................................        0.76%               0.76%(c)
  Net investment income.........................        3.69%               5.94%(c)
Portfolio turnover rate.........................         718%                239%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                                          SP Small/Mid Cap Value Portfolio
                                                       -----------------------------------
                                                                         September 22, 2000(a)
                                                          Year Ended            through
                                                       December 31, 2001   December 31, 2000
                                                       ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................      $11.13              $10.00
                                                            ------              ------
Income From Investment Operations:
Net investment income.................................        0.08                0.03
Net realized and unrealized gains on investments......        0.26                1.10
                                                            ------              ------
   Total from investment operations...................        0.34                1.13
                                                            ------              ------
Less Dividends:
Dividends from net investment income..................       (0.11)                 --(b)
                                                            ------              ------
Net Asset Value, end of period........................      $11.36              $11.13
                                                            ======              ======
Total Investment Return(c)............................        3.11%              11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...............      $ 47.4              $  6.1
Ratios to average net assets:(e)
 Expenses.............................................        1.05%               1.05%(d)
 Net investment income................................        1.08%               1.79%(d)
Portfolio turnover rate...............................          89%                 18%(f)

(a)   Commencement of operations.

(b)   Less than $0.005 per share.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)   Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)   Not annualized.

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:

publicinfo@sec.gov                         on the EDGAR Database at
(The SEC charges a fee to copy documents.) http://www.sec.gov

                                           SEC File No. 811-03623

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                              Jennison Portfolio
                        Jennison 20/20 Focus Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY

               1  Investment Objectives and Principal Strategies
               2  Principal Risks
               4  Evaluating Performance

               6  HOW THE PORTFOLIOS INVEST

               6  Investment Objectives and Policies
               6  Jennison Portfolio
               7  Jennison 20/20 Focus Portfolio

               8  OTHER INVESTMENTS AND STRATEGIES

               8  ADRs
               8  Convertible Debt and Convertible Preferred Stock
               8  Derivatives
               8  Dollar Rolls
               8  Equity Swaps
               8  Forward Foreign Currency Exchange Contracts
               8  Futures Contracts
               9  Interest Rate Swaps
               9  Joint Repurchase Account
               9  Loans and Assignments
               9  Mortgage-related Securities
               9  Options
              10  Real Estate Investment Trusts
              10  Repurchase Agreements
              10  Reverse Repurchase Agreements
              10  Short Sales
              10  Short Sales Against-the-Box
              10  When-Issued and Delayed Delivery Securities

              10  HOW THE FUND IS MANAGED

              10  Board of Directors
              11  Investment Adviser
              11  Investment Sub-Advisers
              11  Portfolio Managers

              12  HOW TO BUY AND SELL SHARES OF THE FUND

              12  Net Asset Value
              13  Distributor

              14  OTHER INFORMATION

              14  Federal Income Taxes
              14  Monitoring for Possible Conflicts

              14  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 2. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)

The Portfolio's investment objective is long-term growth of capital. We seek to achieve our objective by investing primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager will use a "value" approach, which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager will use a "growth" approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. "Growth" stocks usually involve a higher level of risk than "value" stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]




Annual Returns* (Class I shares)

 2000     2001
 ----     ----
 (5.41%  (1.01)%

BEST QUARTER: 18.80% (4th quarter of 1999)
WORST QUARTER: -14.47% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                  SINCE     SINCE
                                                 CLASS I  CLASS II
                                                INCEPTION INCEPTION
                                        1 YEAR  (5/3/99)  (2/15/00)
                                        ------- --------- ---------
Class I shares                           -1.01%   4.12%      --
Class II shares                          -1.30%    --      -1.51%
S&P 500**                               -11.88%  -4.31%    -8.50%
Russell(R) 1000 Index***                -12.45%  -3.88%      --
Lipper Large Cap Core Funds Average**** -13.03%  -4.26%      --
Lipper Multi Cap Core Funds Average**** -12.94%    .23%      --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell(R) 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average and Multi Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.
    Source: Lipper, Inc. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
---------------------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              To achieve this objective, the Portfolio will invest
Value & Growth Approaches                                 primarily in up to 40 equity securities of U.S. companies
Our strategy is to combine the efforts of two outstanding that are selected by the Portfolio's two portfolio
portfolio managers, each with a different investment      managers as having strong capital appreciation
style, and to invest in only the favorite stock picks of  potential. Each portfolio manager will manage his own
each manager. One manager will invest using a value       portion of the Portfolio's assets, which will usually
approach, which means he will attempt to identify strong  include a maximum of 20 securities. Because the companies selling at a discount from their perceived true Portfolio will be investing in 40 or fewer securities, an
value. The other manager will use a growth approach,      investment in this Portfolio may be riskier than an
which means he seeks companies that exhibit higher-       investment in a more widely diversified fund. We intend
than-average earnings growth.                             to be fully invested, under normal market conditions, but
--------------------------------------------              may accumulate cash and other short-term investments
                                                          in such amounts and for such temporary periods of time
                                                          as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market; purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts; and purchase or sell securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                             Total advisory fees as %
Portfolio                                     of average net assets
---------                                    ------------------------
Jennison 20/20 Focus (formerly, 20/20 Focus)           0.75
Jennison (formerly, Prudential Jennison)....           0.60

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Jennison Portfolio and the Jennison 20/20 Focus Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Jennison 20/20 Focus Portfolio

Spiros Segalas, Director, Principal and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. Bradley Goldberg of Jennison manages the value portion of the Portfolio. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Mr. Goldberg joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from New York University. Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, Short-term Debt Securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                            Jennison Portfolio (formerly, Prudential Jennison Portfolio)
                                -------------------------------------------------------------------------------
                                                     Class I                                   Class II
                                -------------------------------------------------  ----------------------------
                                                    Year Ended
                                                December 31, 2001                   Year Ended  February 10, 2000(a)
                                -------------------------------------------------  December 31,       through
                                  2001       2000        1999      1998     1997       2001      December 31, 2000
                                --------   --------    --------  --------  ------  ------------ --------------------
Per Share Operating
 Performance:
Net Asset Value, beginning of
 period........................ $  22.97   $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                --------   --------    --------  --------  ------    -------          -------
Income From Investment
 Operations:
Net investment income (loss)...     0.04       0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized
 gains (losses) on investments.    (4.22)     (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                --------   --------    --------  --------  ------    -------          -------
   Total from investment
    operations.................    (4.18)     (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                --------   --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment
 income........................    (0.03)        --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net
 realized gains................    (0.19)     (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                --------   --------    --------  --------  ------    -------          -------
   Total distributions.........    (0.22)     (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                --------   --------    --------  --------  ------    -------          -------
Net Asset Value, end of period. $  18.57   $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                ========   ========    ========  ========  ======    =======          =======
Total Investment Return(b).....   (18.25)%   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in
 millions)..................... $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
 Expenses......................    0.64 %     0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
 Net investment income (loss)..    0.18 %     0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate........      86 %       89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.

                                                   Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
                                              ----------------------------------------------------------------------
                                                              Class I                              Class II
                                              ------------------------------------     -----------------------------
                                                                        May 3, 1999(a)              February 15, 2000(b)
                                               Year Ended   Year Ended     through      Year Ended        through
                                              December 31, December 31,  December 31,  December 31,     December 31,
                                                  2001         2000          1999          2001             2000
                                              ------------ ------------ -------------- ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........    $10.99       $11.88        $10.00        $10.99           $11.36
                                                 ------       ------        ------        ------           ------
Income From Investment Operations:
Net investment income........................      0.05         0.05          0.02          0.02             0.01
Net realized and unrealized gains (losses) on
 investments.................................     (0.15)       (0.71)         1.88         (0.15)           (0.19)
                                                 ------       ------        ------        ------           ------
   Total from investment operations..........     (0.10)       (0.66)         1.90         (0.13)           (0.18)
                                                 ------       ------        ------        ------           ------
Less Distributions:
Dividends from net investment income.........     (0.05)       (0.05)        (0.02)        (0.04)           (0.01)
Distributions from net realized gains........     (0.19)       (0.18)           --(e)      (0.19)           (0.18)
                                                 ------       ------        ------        ------           ------
   Total distributions.......................     (0.24)       (0.23)        (0.02)        (0.23)           (0.19)
                                                 ------       ------        ------        ------           ------
Net Asset Value, end of period...............    $10.65       $10.99        $11.88        $10.63           $10.99
                                                 ======       ======        ======        ======           ======
Total Investment Return(c)...................     (1.01)%      (5.41)%       18.95%        (1.30)%          (1.53)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......    $ 87.8       $ 95.8        $ 65.0        $  2.0           $  0.7
Ratios to average net assets:
  Expenses...................................      0.93%        0.88%         1.09%(d)      1.33%            1.28%(d)
  Net investment income......................      0.46%        0.45%         0.33%(d)      0.06%            0.10%(d)
Portfolio turnover rate......................       131%         163%           64%(f)       131%             163%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Less than $0.005 per share.

(f)Not annualized.

                                      F1

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                               Equity Portfolio
                              Jennison Portfolio
                  SP Jennison International Growth Portfolio
                 SP Prudential U.S. Emerging Growth Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               2  Principal Risks
               4  Evaluating Performance

               8  HOW THE PORTFOLIOS INVEST
               8  Investment Objectives and Policies
               8  Equity Portfolio
               9  Jennison Portfolio
               9  SP Jennison International Growth Portfolio
              11  SP Prudential U.S. Emerging Growth Portfolio
              13  OTHER INVESTMENTS AND STRATEGIES
              13  ADRs
              13  Convertible Debt and Convertible Preferred Stock
              14  Derivatives
              14  Dollar Rolls
              14  Equity Swaps
              14  Forward Foreign Currency Exchange Contracts
              14  Futures Contracts
              14  Interest Rate Swaps
              15  Joint Repurchase Account
              15  Loans and Assignments
              15  Mortgage-related Securities
              15  Options
              15  Real Estate Investment Trusts
              16  Repurchase Agreements
              16  Reverse Repurchase Agreements
              16  Short Sales
              16  Short Sales Against-the-Box
              16  When-Issued and Delayed Delivery Securities
              16  HOW THE FUND IS MANAGED
              16  Board of Directors
              16  Investment Adviser
              17  Investment Sub-Advisers
              17  Portfolio Managers
              19  HOW TO BUY AND SELL SHARES OF THE FUND
              19  Net Asset Value
              20  Distributor
              21  OTHER INFORMATION
              21  Federal Income Taxes
              21  Monitoring for Possible Conflicts
              21  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 2. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk

SP Prudential U.S. Emerging Growth Portfolio

The Portfolio's investment objective is long-term capital appreciation, which means that the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio's shareholders.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (35.64)%

BEST QUARTER: 8.35% (4th quarter of 2001)    WORST QUARTER: -20.59% (1st
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE     SINCE
                                                      CLASS I  CLASS II
                                                     INCEPTION INCEPTION
                                             1 YEAR  (9/22/00) (10/4/00)
                                             ------- --------- ---------
Class I shares                               -35.64%  -37.67%     --
Class II shares                              -35.92%    --      -37.67%
MSCI EAFE Index**                            -21.44%  -19.33%   -19.33%
Lipper Average***                            -21.48%  -20.77%   -20.77%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.78)%

BEST QUARTER: 19.41% (4th quarter of 2001)
WORST QUARTER: -27.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                               SINCE
                                                              CLASS I
                                                             INCEPTION
                                                    1 YEAR   (9/22/00)
                                                    ------   ---------
          Class I Shares                            -17.78%   -25.26%
          S&P MidCap 400 Index**                    -0.62%     -3.57%
          Russell Midcap Growth(R) Index***         -20.15%   -32.41%
          Lipper Multi-Cap Growth Funds Average**** -26.81%   -35.76%
          Lipper Mid Cap Growth Funds Average****   -23.31%   -31.98%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 7/9/01).
   Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap
   400) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation -- gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell Midcap Growth(R) Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation.
   The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Growth Funds Average and Mid Cap Growth Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid Cap Growth Fund Average is also shown, because the management of the portfolios included in the Mid Cap Growth Funds Average is more consistent with the management of the Portfolio.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term capital appreciation. This means the Portfolio seeks investments whose price will increase over several years. While we make every effort to achieve its objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               In deciding which equities to buy, the Portfolio uses what
A Small/Medium-Sized Stock Portfolio                       is known as a growth investment style. This means the
The Portfolio invests primarily in the stocks of small and Portfolio invests in companies that it believes could
medium-sized companies with the potential for above-       experience superior sales or earnings growth. In
average growth.                                            pursuing this objective, the Portfolio normally invests at
--------------------------------------------               least 80% of the Portfolio's investable assets in equity
                                                           securities of small and medium-sized U.S. companies
                                                           with the potential for above-average growth.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor's Mid-Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2001, this number was $10.5 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio may also use repurchase agreements.

The Portfolio may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.

The Portfolio may use various derivative strategies to try to improve its returns or protect its assets. The Portfolio cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

The Portfolio may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

The Portfolio may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Portfolio's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Composite Stock Price Index) and foreign currencies. The Portfolio may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase.

The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Portfolio Turnover

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                         Total advisory fees as %
Portfolio                                 of average net assets
---------                                ------------------------
Equity..................................           0.45
Jennison (formerly, Prudential Jennison)           0.60
SP Jennison International Growth........           0.85
SP Prudential U.S. Emerging Growth......           0.60

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sub-adviser for the Jennison Portfolio, and the SP Jennison International Growth Portfolio and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio and the SP Strategic Partners Focused Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from

1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

SP Jennison International Growth Portfolio

The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch, Executive Vice President of Jennison, has managed the retail fund counterpart of this Portfolio since it began. Prior to joining Jennison, Ms. Hirsch was a Managing Director of Prudential Investments, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.

been in the investment business for over 41 years. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC. Prior to 1992, Ms. McCarragher served as an analyst portfolio manager and member of the Investment Committee for State Street Research and Management Company.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.


                                              ----------

                                              ----------


                                              ----------
                                                2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %


                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                2000        1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.


                                      F1

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.

                                      F2

Financial Highlights

                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ----------------------------------------------------
                                                        Class I                     Class II
                                        -----------------------------------     -----------------
                                                          September 22, 2000(a)  July 9, 2001(b)
                                           Year Ended            through             through
                                        December 31, 2001   December 31, 2000   December 31, 2001
                                        ----------------- --------------------- -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...      $  8.38             $ 10.00             $ 7.56
                                             -------             -------             ------
Income from Investment Operations:
Net investment income (loss)...........        (0.01)               0.01              (0.01)
Net realized and unrealized losses on
 investments...........................        (1.48)              (1.62)             (0.67)
                                             -------             -------             ------
   Total from investment operations....        (1.49)              (1.61)             (0.68)
                                             -------             -------             ------
Less Dividends:
Dividends from net investment income...           --               (0.01)                --
                                             -------             -------             ------
Net Asset Value, end of period.........      $  6.89             $  8.38             $ 6.88
                                             =======             =======             ======
Total Investment Return(c).............       (17.78)%            (16.11)%            (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $  31.2             $   6.4             $  0.2
Ratios to average net assets:(d)
 Expenses..............................         0.90%               0.90%(e)           1.30%(e)
 Net investment income (loss)..........        (0.37)%              0.49%(e)          (0.87)%(e)
Portfolio turnover rate................          258%                 82%(f)            258%(f)

(a)Commencement of operations.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.41% and (0.88)%, respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.

(e)Annualized.

(f)Not annualized.

                                      F3

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                          Government Income Portfolio
                             Stock Index Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               3  Principal Risks
               6  Evaluating Performance

              13  HOW THE PORTFOLIOS INVEST
              13  Investment Objectives and Policies
              13  Conservative Balanced Portfolio
              14  Diversified Bond Portfolio
              15  Equity Portfolio
              16  Flexible Managed Portfolio
              18  Global Portfolio
              18  Government Income Portfolio
              19  Stock Index Portfolio
              20  OTHER INVESTMENTS AND STRATEGIES
              20  ADRs
              20  Convertible Debt and Convertible Preferred Stock
              20  Derivatives
              20  Dollar Rolls
              20  Equity Swaps
              21  Forward Foreign Currency Exchange Contracts
              21  Futures Contracts
              21  Interest Rate Swaps
              21  Joint Repurchase Account
              21  Loans and Assignments
              21  Mortgage-related Securities
              22  Options
              22  Real Estate Investment Trusts
              22  Repurchase Agreements
              22  Reverse Repurchase Agreements
              22  Short Sales
              22  Short Sales Against-the-Box
              22  When-Issued and Delayed Delivery Securities
              23  HOW THE FUND IS MANAGED
              23  Board of Directors
              23  Investment Adviser
              24  Investment Sub-Advisers
              24  Portfolio Managers
              26  HOW TO BUY AND SELL SHARES OF THE FUND
              26  Net Asset Value
              28  Distributor

                     28  OTHER INFORMATION
                     28  Federal Income Taxes
                     28  Monitoring for Possible Conflicts

                            28  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 3. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

The Portfolio's investment objective is total investment return consistent with a conservatively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  management risk

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Flexible Managed Portfolio

The Portfolio's investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Government Income Portfolio

The Portfolio's investment objective is a high level of income over the long term consistent with the preservation of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk
    .  market risk
    .  mortgage risk

 An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.
                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I Shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
6.95%  12.20%  (0.97%) 17.27%  12.63%  13.45%  11.74%   6.69%  (0.48)%  (2.02)%

BEST QUARTER: 7.62% (2/nd/ quarter of 1997)
WORST QUARTER: (6.03)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                              1 YEAR  5 YEARS 10 YEARS
                                              ------- ------- --------
Class I shares                                 -2.02%  5.69%    7.55%
S&P 500**                                     -11.88% 10.70%   12.93%
Conservative Balanced Custom Blended Index***  -2.22%  8.81%    9.81%
Lipper Average****                             -2.87%  8.04%    9.19%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Conservative Balanced Custom Blended Index consists of the Standard &
   Poor's 500 Composite Stock Price Index (50%), the Lehman Aggregate Bond
   Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Bond Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.19%  10.13%  (3.23)%  20.73%  4.40%   8.57%   7.15%  (0.74)%  9.72%   6.98

BEST QUARTER: 7.32% (2nd quarter of 1995)     WORST QUARTER: -2.83% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                              1 YEAR 5 YEARS 10 YEARS
                              ------ ------- --------
Class I shares                6.98%   6.27%   6.92%
Lehman Aggregate Bond Index** 8.44%   7.43%   7.23%
Lipper Average***             7.57%   6.44%   7.07%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993     1994    1995    1996    1997    1998    1999     2000    2001
----    ----     ----    ----    ----    ----    ----    ----     ----    ----
7.61%   15.58%  (3.16)%  24.13%  13.64%  17.96%  10.24%  7.78%   (1.44)% (5.68)%

BEST QUARTER: 10.89% (2nd quarter of 1997)
WORST QUARTER: -9.46% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR  5 YEARS 10 YEARS
                                         ------- ------- --------
               Class I shares             -5.68%  5.43%    8.27%
               S&P 500**                 -11.88% 10.70%   12.93%
               Flexible Managed
                 Custom Blended Index***  -4.00%  9.26%   10.52%
               Lipper Average****         -5.27%  7.95%    9.62%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Flexible Managed Custom Blended Index consists of the S&P 500 (60%), the
   Lehman Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                      Annual Returns* (Class I shares)
                      --------------------------------
1992     1993    1994    1995    1996    1997   1998     1999     2000    2001
----     ----    ----    ----    ----    ----   ----     ----     ----    ----
(3.42)%  43.14% (4.89)%  15.88%  19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)
WORST QUARTER: -21.45% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                   1 YEAR  5 YEARS 10 YEARS
                   ------- ------- --------
Class I shares     -17.64%  6.11%   9.39%
MSCI World Index** -16.82%  5.37%   8.06%
Lipper Average***  -15.28%  6.38%   9.57%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Government Income Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]


Annual Return* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
5.85%  12.56%  (5.16)%  19.48%  2.22%   9.67%   9.09%  (2.70)%  12.78%  8.06%

BEST QUARTER: 6.72% (2nd quarter of 1995)     WORST QUARTER: (3.93)% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                          1 YEAR 5 YEARS 10 YEARS
                          ------ ------- --------
Class I shares            8.06%   7.24%   6.95%
Lehman Govt. Bond Index** 7.23%   7.40%   7.14%
Lipper Average***         6.68%   6.70%   6.55%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General U.S. Government Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)
WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                  1 YEAR  5 YEARS 10 YEARS
                  ------  ------- --------
Class I shares    -12.05% 10.47%   12.61%
S&P 500**         -11.88% 10.70%   12.93%
Lipper Average*** -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.

-------------------------------------------------------------
Balanced Portfolio                                           To achieve our objective, we invest in a mix of equity and
We invest in equity, debt and money market securities in     equity-related securities, debt obligations and money
order to achieve diversification. We seek to maintain a      market instruments. We adjust the percentage of Portfolio
conservative blend of investments that will have strong      assets in each category depending on our expectations
performance in a down market and solid, but not              regarding the different markets. While we make every
necessarily outstanding, performance in up markets.          effort to achieve our objective, we can't guarantee
This Portfolio may be appropriate for an investor looking    success and it is possible that you could lose money.
for diversification with less risk than that of the Flexible
Managed Portfolio, while recognizing that this reduces       We will vary how much of the Portfolio's assets are
the chances of greater appreciation.                         invested in a particular type of security depending on
                                                             how we think the different markets will perform.
--------------------------------------------

Under normal conditions, we will invest within the ranges shown below:

                       Asset Type         Minimum Normal Maximum
                       ----------         ------- ------ -------
                         Stocks             15%     50%    75%
               Debt obligations and money   25%     50%    85%
                   market securities

The equity portion of the Portfolio is generally managed as an index fund, designed to mirror the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio's investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the

U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

-------------------------------------------------------------
Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

--------------------------------------------

Usually, at least 80% of the Portfolio's investable assets will be invested in debt securities that are investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc.

(Moody's), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio.

---------------------------------------------------------------
Balanced Portfolio                                             To achieve our objective, we invest in a mix of equity
We invest in equity, debt and money market                     and equity-related securities, debt obligations and
securities -- in order to achieve diversification in a single  money market instruments. We adjust the percentage of
Portfolio. We seek to maintain a more aggressive mix of        Portfolio assets in each category depending on our
investments than the Conservative Balanced Portfolio.          expectations regarding the different markets. While we
This Portfolio may be appropriate for an investor looking      make every effort to achieve our objective, we can't
for diversification who is willing to accept a relatively high guarantee success and it is possible that you could lose
level of loss in an effort to achieve greater appreciation.    money.

--------------------------------------------

Generally, we will invest within the ranges shown below:

                       Asset Type        Minimum Normal Maximum
                       ----------        ------- ------ -------
                         Stocks            25%     60%    100%
                 Fixed income securities    0%     40%     75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans or assignments in the form of loan participations and mortgage-related securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in Real Estate Investment Trusts (REITs).

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use interest rate swaps in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Government Income Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. In pursuing our objective, we invest primarily in intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established, sponsored or guaranteed by the U.S. government, including mortgage-backed securities issued by government agencies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              Normally, we will invest at least 80% of the Portfolio's
U.S. Government Securities                                investable assets in U.S. government securities, which
U.S. government securities are considered among the       include Treasury securities, obligations issued or
most creditworthy of debt securities. Because they are    guaranteed by U.S. government agencies and
generally considered less risky, their yields tend to be  instrumentalities and mortgage-related securities lower than the yields from corporate debt. Like all debt  issued by U.S. government instrumentalities or non-
securities, the values of U.S. government securities will governmental corporations.
change as interest rates change.
--------------------------------------------

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. government and related entities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                                       Total advisory fees as %
Portfolio                                               of average net assets
---------                                              ------------------------
Conservative Balanced.................................           0.55
Diversified Bond......................................           0.40
Equity................................................           0.45
Flexible Managed......................................           0.60
Global................................................           0.75
Government Income.....................................           0.40
Stock Index...........................................           0.35

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Global Portfolio and as a sub-adviser for a portion of the assets of the Equity Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed and Government Income Portfolios, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Conservative Balanced Portfolio and Flexible Managed Portfolio

These Portfolios are managed by a team of portfolio managers. M. Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The Fixed Income segments are managed by the Fixed Income Group of PIM. This Group uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

The equity portion of the Conservative Balanced Portfolio is managed by M. Stumpp, John Moschberger, and Michael Lenarcic. M. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within PIM's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

The equity portion of the Flexible Managed Portfolio is managed by M. Stumpp, and James Scott. The background of M. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM's Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

Diversified Bond Portfolio

The Corporate Team of PIM, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Corporate Team

   Assets Under Management (as of December 31, 2001):  $42 billion.

   Team Leader:  Steven Kellner, CFA. General Investment Experience:  16 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio, except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S. traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                            Conservative Balanced Portfolio
                                                  --------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  --------------------------------------------------
                                                    2001       2000       1999      1998      1997
                                                  --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                  --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income............................     0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses)
 on investments..................................    (0.75)     (0.65)      0.37      1.05      1.26
                                                  --------   --------   --------  --------  --------
   Total from investment operations..............    (0.31)     (0.06)      0.99      1.71      2.02
                                                  --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.............    (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains............    (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains....       --         --      (0.03)       --        --
                                                  --------   --------   --------  --------  --------
   Total distributions...........................    (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                  --------   --------   --------  --------  --------
Net Asset Value, end of year..................... $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                  ========   ========   ========  ========  ========
Total Investment Return:(a)......................    (2.02)%    (0.48)%    6.69 %   11.74 %   13.45 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
 Expenses........................................    0.58 %     0.60 %     0.57 %    0.57 %    0.56 %
 Net investment income...........................    3.05 %     3.79 %     4.02 %    4.19 %    4.48 %
Portfolio turnover rate..........................     239 %       85 %      109 %     167 %      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                              Diversified Bond Portfolio
                                                  -------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  -------------------------------------------------
                                                    2001      2000        1999       1998     1997
                                                  --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                  --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments.....................................     0.12      0.26       (0.75)      0.08    0.11
                                                  --------  --------    --------   --------  ------
   Total from investment operations..............     0.79      1.03       (0.08)      0.77    0.91
                                                  --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                  --------  --------    --------   --------  ------
   Total distributions...........................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                  --------  --------    --------   --------  ------
Net Asset Value, end of year..................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                  ========  ========    ========   ========  ======
Total Investment Return(a).......................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income...........................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..........................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                      F1

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments    (1.35)     (0.86)      0.69      1.14      2.52
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (0.93)     (0.25)      1.27      1.72      3.11
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains....................    (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (5.68)%    (1.44)%    7.78 %   10.24 %   17.96 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
  Expenses...............................................    0.64 %     0.64 %     0.62 %    0.61 %    0.62 %
  Net investment income..................................    2.61 %     3.22 %     3.20 %    3.21 %    3.02 %
Portfolio turnover rate..................................     236 %      132 %       76 %     138 %     227 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F2

Financial Highlights

                                                            Global Portfolio
                                             ----------------------------------------------
                                                               Year Ended
                                                              December 31,
                                             ----------------------------------------------
                                              2001       2000       1999     1998     1997
                                             -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year.......... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                             -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income.......................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses)
 on investments.............................   (3.58)     (5.30)     10.04     4.38    1.11
                                             -------   --------   --------  -------  ------
   Total from investment operations.........   (3.49)     (5.23)     10.10     4.45    1.20
                                             -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income........   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment
 income.....................................      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains.......   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                             -------   --------   --------  -------  ------
   Total distributions......................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                             -------   --------   --------  -------  ------
Net Asset Value, end of year................ $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                             =======   ========   ========  =======  ======
Total Investment Return(a)..................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)....... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:
 Expenses...................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
 Net investment income......................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate.....................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                   Government Income Portfolio
                                             ---------------------------------------
                                                            Year Ended
                                                           December 31,
                                             ---------------------------------------
                                              2001    2000    1999     1998    1997
                                             ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year.......... $12.02  $11.55  $11.87   $11.52  $11.22
                                             ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income.......................   0.65    0.89    0.76     0.67    0.75
Net realized and unrealized gains (losses)
 on investments.............................   0.31    0.52   (1.08)    0.36    0.30
                                             ------  ------  ------   ------  ------
   Total from investment operations.........   0.96    1.41   (0.32)    1.03    1.05
                                             ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income........  (0.72)  (0.91)     --    (0.68)  (0.75)
Distribution from net realized gains........     --   (0.03)     --       --      --
                                             ------  ------  ------   ------  ------
   Total distributions......................  (0.72)  (0.94)     --    (0.68)  (0.75)
                                             ------  ------  ------   ------  ------
Net Asset Value, end of year................ $12.26  $12.02  $11.55   $11.87  $11.52
                                             ======  ======  ======   ======  ======
Total Investment Return(a)..................   8.06%  12.78%  (2.70)%   9.09%   9.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)....... $311.0  $291.5  $335.5   $443.2  $429.6
Ratios to average net assets:
 Expenses...................................  0.47 %  0.47 %  0.44 %    0.43%   0.44%
 Net investment income......................   5.53%   6.03%   5.72%    5.71%   6.40%
Portfolio turnover rate.....................    361%    184%    106%     109%     88%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



                                      F3

Financial Highlights

                                                            Stock Index Portfolio
                                             --------------------------------------------------
                                                                 Year Ended
                                                                December 31,
                                             --------------------------------------------------
                                               2001       2000       1999      1998      1997
                                             --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year.......... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                             --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income.......................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses)
 on investments.............................    (5.05)     (4.37)      7.23      8.11      7.34
                                             --------   --------   --------  --------  --------
   Total from investment operations.........    (4.69)     (4.01)      7.67      8.53      7.77
                                             --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income........    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains.......    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                             --------   --------   --------  --------  --------
   Total distributions......................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                             --------   --------   --------  --------  --------
Net Asset Value, end of year................ $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                             ========   ========   ========  ========  ========
Total Investment Return(a)..................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)....... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
 Expenses...................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
 Net investment income......................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate.....................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F4

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623

PSF1

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                       The Prudential Series Fund, Inc.
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                                  Prospectus

                                  May 1, 2002


                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                          Government Income Portfolio
                           High Yield Bond Portfolio
                              Jennison Portfolio
                            Money Market Portfolio
                          Natural Resources Portfolio
                     Small Capitalization Stock Portfolio
                             Stock Index Portfolio
                                Value Portfolio
                        Zero Coupon Bond Portfolio 2005
                SP Aggressive Growth Asset Allocation Portfolio
                      SP AIM Aggressive Growth Portfolio
                         SP AIM Core Equity Portfolio
                    SP Alliance Large Cap Growth Portfolio
                       SP Alliance Technology Portfolio
                    SP Balanced Asset Allocation Portfolio
                  SP Conservative Asset Allocation Portfolio
                           SP Davis Value Portfolio
                  SP Deutsche International Equity Portfolio
                     SP Growth Asset Allocation Portfolio
                   SP INVESCO Small Company Growth Portfolio
                  SP Jennison International Growth Portfolio
                         SP Large Cap Value Portfolio
                    SP MFS Capital Opportunities Portfolio
                        SP MFS Mid-Cap Growth Portfolio
                         SP PIMCO High Yield Portfolio
                        SP PIMCO Total Return Portfolio
                 SP Prudential U.S. Emerging Growth Portfolio
                       SP Small/Mid-Cap Value Portfolio
                SP Strategic Partners Focused Growth Portfolio

[LOGO]

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                      As with all mutual funds, the Securities and Exchange
                      Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

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Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
              13  Principal Risks
              16  Evaluating Performance

              50  HOW THE PORTFOLIOS INVEST
              50  Investment Objectives and Policies
              50  Conservative Balanced Portfolio
              51  Diversified Bond Portfolio
              52  Equity Portfolio
              53  Flexible Managed Portfolio
              55  Global Portfolio
              55  Government Income Portfolio
              56  High Yield Bond Portfolio
              57  Jennison Portfolio
              58  Money Market Portfolio
              59  Natural Resources Portfolio
              60  Small Capitalization Stock Portfolio
              61  Stock Index Portfolio
              62  Value Portfolio
              63  Zero Coupon Bond Portfolio 2005
              63  SP AIM Aggressive Growth Portfolio
              64  SP AIM Core Equity Portfolio
              67  SP Alliance Large Cap Growth Portfolio
              68  SP Alliance Technology Portfolio
              69  SP Asset Allocation Portfolios
              70  SP Aggressive Growth Asset Allocation Portfolio
              70  SP Balanced Asset Allocation Portfolio
              71  SP Conservative Asset Allocation Portfolio
              71  SP Growth Asset Allocation Portfolio
              72  SP Davis Value Portfolio
              73  SP Deutsche International Equity Portfolio
              75  SP INVESCO Small Company Growth Portfolio
              76  SP Jennison International Growth Portfolio
              77  SP Large Cap Value Portfolio
              79  SP MFS Capital Opportunities Portfolio
              79  SP MFS Mid-Cap Growth Portfolio
              80  SP PIMCO High Yield Portfolio
              82  SP PIMCO Total Return Portfolio
              83  SP Prudential U.S. Emerging Growth Portfolio
              86  SP Small/Mid-Cap Value Portfolio
              87  SP Strategic Partners Focused Growth Portfolio

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Table of Contents (continued)

              89   OTHER INVESTMENTS AND STRATEGIES
              89   ADRs
              89   Convertible Debt and Convertible Preferred Stock
              89   Derivatives
              90   Dollar Rolls
              90   Equity Swaps
              90   Forward Foreign Currency Exchange Contracts
              90   Futures Contracts
              90   Interest Rate Swaps
              90   Joint Repurchase Account
              90   Loans and Assignments
              91   Mortgage-related Securities
              91   Options
              91   Real Estate Investment Trusts
              91   Repurchase Agreements
              91   Reverse Repurchase Agreements
              91   Short Sales
              92   Short Sales Against-the-Box
              92   When-Issued and Delayed Delivery Securities
              92   HOW THE FUND IS MANAGED
              92   Board of Directors
              92   Investment Adviser
              93   Investment Sub-Advisers
              95   Portfolio Managers
             102   HOW TO BUY AND SELL SHARES OF THE FUND
             103   Net Asset Value
             104   Distributor
             105   OTHER INFORMATION
             105   Federal Income Taxes
             105   Monitoring for Possible Conflicts
             105   FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 13. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

The Portfolio's investment objective is total investment return consistent with a conservatively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  management risk

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Flexible Managed Portfolio

The Portfolio's investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Government Income Portfolio

The Portfolio's investment objective is a high level of income over the long term consistent with the preservation of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk
    .  market risk
    .  mortgage risk

 An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

High Yield Bond Portfolio

The Portfolio's investment objective is a high total return. In pursuing our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  industry/sector risk
    .  interest rate risk
    .  management risk
    .  market risk

Small Capitalization Stock Portfolio

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve our objective, we invest primarily in equity securities of publicly-traded companies with small market capitalizations. We attempt to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P Small Cap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2002, the S&P SmallCap 600 Index stocks had market capitalizations of between $46 million and $3.3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

Zero Coupon Bond Portfolio 2005

The Portfolio's investment objective is the highest predictable compound investment for a specific period of time, consistent with safety of invested capital. We seek to achieve this objective by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations. On the Portfolio's liquidation date, the Portfolio will redeem all investments. Please refer to your Contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk
    .  market risk

SP Aggressive Growth Asset Allocation Portfolio

The SP Aggressive Growth Asset Allocation Portfolio seeks capital appreciation by investing in large cap equity Portfolios, international Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Aggressive Growth Asset Allocation Portfolio invests in shares of the following Fund Portfolios:

    . a large capitalization equity component (approximately 40% of the Portfolio, invested in shares of the SP Davis Value Portfolio (20% of Portfolio), the SP Alliance Large Cap Growth Portfolio (10% of Portfolio), and the Jennison Portfolio (10% of Portfolio)); and

    . an international component (approximately 35% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (17.5% of Portfolio) and the SP Deutsche International Equity Portfolio (17.5% of Portfolio)); and

    . a small/mid-capitalization equity component (approximately 25% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (12.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP AIM Aggressive Growth Portfolio

The Portfolio's investment objective is to achieve long-term growth of capital. The Portfolio seeks to meet this objective by investing primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year. Growth stocks usually involve a higher level of risk than value stocks, because growth stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, A I M Capital Management, Inc. will invest in securities of small- and medium-sized growth companies, may invest up to 25% of its total assets in foreign securities and may invest up to 25% of its total assets in real estate investment trusts (REITs). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  liquidity risk
    .  management risk
    .  market risk

SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)

The Portfolio's primary investment objective is growth of capital with a secondary objective of current income. The Portfolio seeks to meet these objectives by investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. In complying with this 80% requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. A I M Capital Management, Inc. considers whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  interest rate risk
    .  leveraging risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Alliance Large Cap Growth Portfolio

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio normally invests at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio's total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance Capital Management, L.P. ("Alliance") selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. "Alliance", "Alliance Capital" and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Alliance Technology Portfolio

The Portfolio's objective is growth of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Portfolio may invest up to 25% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  industry/sector risk
    .  interest rate risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Balanced Asset Allocation Portfolio

The SP Balanced Asset Allocation Portfolio seeks to provide a balance between current income and growth of capital by investing in fixed income Portfolios, large cap equity Portfolios, small/mid-cap equity Portfolios, and international equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio invests in shares of the following
Portfolios:

    . a fixed income component (approximately 40% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (25% of Portfolio) and the SP PIMCO High Yield Portfolio (15% of Portfolio)); and

    . a large capitalization equity component (approximately 35% of the Portfolio, invested in shares of the SP Davis Value Portfolio (17.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (8.75% of Portfolio), and the Jennison Portfolio (8.75% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)); and

    . an international component (approximately 10% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (5% of Portfolio) and the SP Deutsche International Equity Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

The SP Conservative Asset Allocation Portfolio seeks to provide current income with low to moderate capital appreciation by investing in fixed income Portfolios, large cap equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio invests in shares of the following Portfolios:

    . a fixed income component (approximately 60% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (40% of Portfolio) and the SP PIMCO High Yield Portfolio (20% of Portfolio)); and

    . a large capitalization equity component (approximately 30% of the Portfolio, invested in shares of the SP Davis Value Portfolio (15% of Portfolio), the SP Alliance Large Cap Growth Portfolio (7.5% of Portfolio), and the Jennison Portfolio (7.5% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 10% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Davis Value Portfolio

SP Davis Value Portfolio's investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers use the investment philosophy of Davis Selected Advisers, L.P. to select common stocks of quality, overlooked growth companies at value prices and to hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company's true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that "Value" Stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Deutsche International Equity Portfolio

The Portfolio's investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio seeks to achieve its goal by investing primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Inc. (DAMI)

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Growth Asset Allocation Portfolio

The SP Growth Asset Allocation Portfolio seeks to provide long-term growth of capital with consideration also given to current income, by investing in large-cap equity Portfolios, fixed income Portfolios, international equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio invests in shares of the following
Portfolios:

    . a large capitalization equity component (approximately 45% of the Portfolio, invested in shares of the SP Davis Value Portfolio (22.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (11.25% of Portfolio), and the Jennison Portfolio (11.25% of Portfolio)); and

    . a fixed income component (approximately 20% of the Portfolio, invested in shares of the SP PIMCO High Yield Portfolio (10% of Portfolio) and the SP PIMCO Total Return Portfolio (10% of Portfolio)); and

    . an international component (approximately 20% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (10% of Portfolio) and the SP Deutsche International Equity Portfolio (10% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP INVESCO Small Company Growth Portfolio

The Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio will invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition, and have a higher rate of failure than larger companies. On the other hand, large companies were once small companies themselves, and the growth opportunities of some small companies may be quite high. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by INVESCO Funds Group, Inc.

   Principal Risks:
    .  company risk
    .  management risk
    .  market risk

SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk

SP Large Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk, to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP MFS Capital Opportunities Portfolio

The Portfolio's investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's portfolio manager and MFS's large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

SP MFS Mid-Cap Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests, under normal market conditions, at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Massachusetts Financial Services Company (MFS) believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 80% investment policy. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

SP PIMCO High Yield Portfolio

The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody's Investor Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade fixed income instruments. The average duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  leveraging risk
    .  liquidity risk
    .  management risk
    .  market risk
    .  mortgage risk

SP PIMCO Total Return Portfolio

The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  interest rate risk
    .  management risk

SP Prudential U.S. Emerging Growth Portfolio

The Portfolio's investment objective is long-term capital appreciation, which means that the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Small/Mid-Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with small to medium market capitalizations (those with market capitalizations similar to companies in the S&P Small Cap 600 or the Russell 2000 for small market capitalization and the S&P MidCap 400 or the Russell Midcap(R) Index for medium market capitalization). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow, or in relation to securities of other companies in the same industry, (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Strategic Partners Focused Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. This means the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio's shareholders.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I Shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
6.95%  12.20%  (0.97%) 17.27%  12.63%  13.45%  11.74%   6.69%  (0.48)%  (2.02)%

BEST QUARTER: 7.62% (2/nd/ quarter of 1997)
WORST QUARTER: (6.03)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                              1 YEAR  5 YEARS 10 YEARS
                                              ------- ------- --------
Class I shares                                 -2.02%  5.69%    7.55%
S&P 500**                                     -11.88% 10.70%   12.93%
Conservative Balanced Custom Blended Index***  -2.22%  8.81%    9.81%
Lipper Average****                             -2.87%  8.04%    9.19%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Conservative Balanced Custom Blended Index consists of the Standard &
   Poor's 500 Composite Stock Price Index (50%), the Lehman Aggregate Bond
   Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Bond Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.19%  10.13%  (3.23)%  20.73%  4.40%   8.57%   7.15%  (0.74)%  9.72%   6.98

BEST QUARTER: 7.32% (2nd quarter of 1995)     WORST QUARTER: -2.83% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                              1 YEAR 5 YEARS 10 YEARS
                              ------ ------- --------
Class I shares                6.98%   6.27%   6.92%
Lehman Aggregate Bond Index** 8.44%   7.43%   7.23%
Lipper Average***             7.57%   6.44%   7.07%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993     1994    1995    1996    1997    1998    1999     2000    2001
----    ----     ----    ----    ----    ----    ----    ----     ----    ----
7.61%   15.58%  (3.16)%  24.13%  13.64%  17.96%  10.24%  7.78%   (1.44)% (5.68)%

BEST QUARTER: 10.89% (2nd quarter of 1997)
WORST QUARTER: -9.46% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR  5 YEARS 10 YEARS
                                         ------- ------- --------
               Class I shares             -5.68%  5.43%    8.27%
               S&P 500**                 -11.88% 10.70%   12.93%
               Flexible Managed
                 Custom Blended Index***  -4.00%  9.26%   10.52%
               Lipper Average****         -5.27%  7.95%    9.62%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Flexible Managed Custom Blended Index consists of the S&P 500 (60%), the
   Lehman Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                      Annual Returns* (Class I shares)
                      --------------------------------
1992     1993    1994    1995    1996    1997   1998     1999     2000    2001
----     ----    ----    ----    ----    ----   ----     ----     ----    ----
(3.42)%  43.14% (4.89)%  15.88%  19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)
WORST QUARTER: -21.45% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                   1 YEAR  5 YEARS 10 YEARS
                   ------- ------- --------
Class I shares     -17.64%  6.11%   9.39%
MSCI World Index** -16.82%  5.37%   8.06%
Lipper Average***  -15.28%  6.38%   9.57%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Government Income Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]


Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
5.85%  12.56%  (5.16)%  19.48%  2.22%   9.67%   9.09%  (2.70)%  12.78%  8.06%

BEST QUARTER: 6.72% (2nd quarter of 1995)
WORST QUARTER: (3.93)% (1st quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                          1 YEAR 5 YEARS 10 YEARS
                          ------ ------- --------
Class I shares            8.06%   7.24%   6.95%
Lehman Govt. Bond Index** 7.23%   7.40%   7.14%
Lipper Average***         6.68%   6.70%   6.55%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General U.S. Government Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
High Yield Bond Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
17.53%  19.27% (2.72)%  17.56%  11.39%  13.78% (2.36)%  4.61%  (7.91)%  (0.44)%

BEST QUARTER: 7.12% (1st quarter of 1992)
WORST QUARTER: -9.50% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR 5 YEARS 10 YEARS
                                         ------ ------- --------
               Class I shares            -0.44%  1.28%   6.64%
               Lehman High Yield Index**  5.28%  3.11%   7.58%
               Lipper Average***          1.13%  1.60%   6.59%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman High Yield Index is made up of over 700 noninvestment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

                                    [CHART]





Annual Returns* (Class I shares)

1992    1993    1994    1995    1996     1997    1998     1999    2000     2001
----    ----    ----    ----    ----     ----    ----     ----    ----     ----
3.79%   2.95%   4.05%   5.80%   5.22%    5.41%   5.39%    4.97%   6.20%    4.22%

BEST QUARTER: 1.59% (3rd quarter of 2000)
WORST QUARTER: 0.66% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                  1 YEAR    5 YEARS  10 YEARS
                 --------- --------- ---------
Class I shares       4.22%     5.24%     4.80%
Lipper Average**     3.73%     4.96%     4.54%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

7-Day Yield* (as of 12/31/01)

 Money Market Portfolio          1.89%
 Average Money Market Fund**     1.45%

 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.
** Source: iMoneyNet, Inc. As of 12/31/01, based on the iMoneyNet First and Second Tier General Purpose Retail Universe.

--------------------------------------------------------------------------------
Natural Resources Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]


Annual Returns* (Class I shares)

1992   1993    1994    1995    1996    1997     1998     1999    2000    2001
----   ----    ----    ----    ----    ----     ----     ----    ----    ----
7.30%  25.15% (4.30)%  26.92%  30.88% (11.59)% (17.10)%  45.99%  37.66% (10.08)%

BEST QUARTER: 24.94% (2nd quarter of 1999)
WORST QUARTER: -21.60% (4th quarter of 1997)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                  1 YEAR     5 YEARS    10 YEARS
                                ----------- ---------- ----------
              Class I shares        -10.08%      5.78%     10.95%
              S&P 500**             -11.88%     10.70%     12.93%
              Lipper Average***     -11.50%      0.28%      5.10%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Natural Resources Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]



Annual Returns* (Class I shares)

1996      1997      1998      1999      2000      2001
----      ----      ----      ----      ----      ----
19.77%  25.17%     (0.76)%    12.68%    12.81%    5.53%

BEST QUARTER: 20.50% (4th quarter of 2001)
WORST QUARTER: -20.61% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                SINCE
                                              INCEPTION
                          1 YEAR    5 YEARS   (4/25/95)
                         --------- ---------- ----------
Class I shares               5.53%     10.75%     13.94%
S&P SmallCap 600 Index**     6.51%     10.65%     14.34%
Lipper Average***            2.85%      9.81%     13.00%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest month-end return. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)
WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                  1 YEAR  5 YEARS 10 YEARS
                  ------  ------- --------
Class I shares    -12.05% 10.47%   12.61%
S&P 500**         -11.88% 10.70%   12.93%
Lipper Average*** -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]






Annual Returns* (Class I shares)

1992     1993   1994    1995    1996    1997    1998    1999    2000    2001
----     ----   ----    ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%   21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)
WORST QUARTER: -18.14% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                1 YEAR  5 YEARS 10 YEARS
                                                ------  ------- --------
       Class I Shares                            -2.08% 11.18%   13.14%
       S&P 500**                                -11.88% 10.70%   12.93%
       Russell(R) 1000 Value Index***            -5.59% 11.13%   14.13%
       Lipper Large Cap Value Funds
         Average****                             -5.98%  8.68%   12.38%
       Lipper Multi Cap Value Funds Average****  -0.22%  9.81%   11.17%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** TheRussell(R) 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
Zero Coupon Bond Portfolio -- 2005

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolios will achieve similar results in the future.
                                    [CHART]


1992      9.66%
1993      21.94%
1994     -9.61%
1995      31.85%
1996     -1.01%
1997      11.18%
1998      12.35%
1999     -5.66%
2000     -9.03%
2001      8.11%

BEST QUARTER: 12.13% (2nd quarter of 1995)     WORST QUARTER: -7.55% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                          1 YEAR 5 YEARS 10 YEARS
                          ------ ------- --------
Class I shares            8.11%   7.70%   8.62%
Lehman Govt. Bond Index** 7.23%   7.40%   7.14%
Lipper Average***         6.33%   7.92%   9.16%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Brothers Government Bond Index (LGI) is a weighted index made up of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Target Maturity Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]





Annual Returns* (Class I shares)

 2001
 ----
(17.92)%

BEST QUARTER: 12.24% (4th quarter of 2001)
WORST QUARTER: -18.08% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -17.92%  -18.84%
S&P 500**                                    -11.88%  -15.32%
Aggressive Growth AA Custom Blended Index*** -12.46%  -16.17%
Lipper Average****                           -12.94%  -15.14%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Aggressive Growth AA Custom Blended Index consists of the Russell(R)
   1000 Value Index (20%), the Russell 1000 Growth Index (20%), the Russell
   2500 Value Index (12.5%), the Russell Mid-Cap Growth Index (12.5%), and the MSCI EAFE Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

 Annual Returns* (Class I shares)

  2001
  -----
 (24.53)%

BEST QUARTER:14.26%(4th quarter of 2001) WORST QUARTER:-24.17%(3rd quarter of
2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                          SINCE
                                                        INCEPTION
                                                1 YEAR  (9/22/00)
                                                ------  ---------
               Class I shares                   -24.53%  -28.74%
               Russell 2500(R) Index**            1.22%   -2.00%
               Russell 2500(TM) Growth Index*** -10.75%  -23.14%
               Lipper Average****               -23.31%  -32.40%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 **The Russell 2500(R) Index measures the performance of the 500 smallest companies in the Russell 1000 Index and all 2000 companies included in the Russell 2000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 2500(TM) Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Mid-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

 Annual Returns* (Class I shares)

  2001
  -----
 (22.68)%

BEST QUARTER:14.41%(4th quarter of 2001)  WORST QUARTER:-21.41%(3rd quarter of
2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                              SINCE
                                                            INCEPTION
                                                    1 YEAR  (9/22/00)
                                                    ------- ---------
          Class I Shares                            -22.68%  -28.53%
          S&P 500**                                 -11.88%  -15.32%
          Russell 1000(R) Index***                  -12.45%  -16.74%
          Lipper Large Cap Growth Funds Average**** -21.88%  -28.52%
          Lipper Large Cap Core Funds Average****   -13.03%  -15.58%

--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 1000(R) Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Large Cap Growth Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (14.47)%

BEST QUARTER: 14.58% (4th quarter of 2001)   WORST QUARTER: -16.82% (3rd
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                              SINCE
                                                            INCEPTION
                                                    1 YEAR  (9/22/00)
                                                    ------- ---------
          Class I shares                            -14.47%  -21.71%
          Russell 1000(R) Index**                   -12.45%  -16.74%
          Russell 1000(R) Growth Index***           -20.42%  -31.26%
          Lipper Large Cap Growth Funds Average**** -21.88%  -28.52%
          Lipper Multi-Cap Core Funds Average****   -12.94%  -15.14%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
***The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average and Multi-Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Growth Funds Average is also shown, because the management of the portfolios included in the Large Cap Growth Funds average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Alliance Technology Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (25.07)%

BEST QUARTER: 33.41% (4th quarter of 2001) WORST QUARTER: -34.25% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -25.07%  -35.49%
S&P 500**                                    -11.88%  -15.32%
S&P Supercomposite 1500
Technology Index***                          -22.16%  -39.58%
Lipper Average****                           -21.29%  -27.50%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Standard & Poor's Supercomposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (5.99)%

BEST QUARTER: 8.40% (4th quarter of 2001)   WORST QUARTER: -9.62% (3rd quarter
of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                SINCE
                                              INCEPTION
                                     1 YEAR   (9/22/00)
                                    --------- ---------
Class I shares                         -5.99%    -5.79%
S&P 500**                             -11.88%   -15.32%
Balanced AA Custom Blended Index***    -2.97%    -5.95%
Lipper Average****                     -2.87%    -2.87%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Balanced AA Custom Blended Index consists of the Russell 1000(R) Value
   Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (25%), the Lehman Brothers Intermediate BB Index (15%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (0.23)%

BEST QUARTER: 6.16% (4th quarter of 2001) WORST QUARTER: -5.09% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                    SINCE
                                                  INCEPTION
                                         1 YEAR   (9/22/00)
                                        --------- ---------
Class I shares                             -0.23%     0.47%
S&P 500**                                 -11.88%   -15.32%
Conservative AA Custom Blended Index***     1.68%    -0.63%
Lipper Average****                         -0.28%     0.70%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Conservative AA Custom Blended Index consists of the Russell 1000(R)
    Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2500 Value Index (5%), the Lehman Brothers Aggregate Bond Index (40%), the
    Lehman Brothers Intermediate BB Index (20%) and the Russell Mid-Cap Growth Index (5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Davis Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (10.46)%

BEST QUARTER: 10.65% (4th quarter of 2001) WORST QUARTER: -13.69% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                    SINCE
                                                  INCEPTION
                                         1 YEAR   (9/22/00)
                                        --------- ---------
Class I shares                            -10.46%  -7.08%
Russell 1000(R) Value Index**              -5.59%  -1.76%
Lipper Average***                          -5.98%  -1.00%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Russell 1000(R) Value Index consists of those companies in the Russell
    1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (22.07)%

BEST QUARTER: 7.00% (4th quarter of 2001)   WORST QUARTER: -15.78% (3rd
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -22.07%  -21.12%
MSCI EAFE Index**                            -21.44%  -19.33%
Lipper Average***                            -21.48%  -20.77%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
   (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (11.77)%

BEST QUARTER: 10.30% (4th quarter of 2001) WORST QUARTER: -13.64% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                                  1 YEAR  (9/22/00)
                                  ------- ---------
Class I shares                    -11.77%  -12.60%
S&P 500**                         -11.88%  -15.32%
Growth AA Custom Blended Index***  -8.47%  -11.50%
Lipper Average****                -12.94%  -15.14%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Growth AA Custom Blended Index consists of the Russell 1000(R) Value
   Index (22.5%), the Russell 1000 Growth Index (22.5%), the Russell 2500 Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (10%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.18)%

BEST QUARTER: 25.50% (4th quarter of 2001) WORST QUARTER: -26.36% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                         SINCE
                                                       INCEPTION
                                               1 YEAR  (9/22/00)
                                               ------- ---------
               Class I shares                  -17.18%  -24.90%
               Russell 2000(R) Index**           2.49%   -3.69%
               Russell 2000(R) Growth Index***  -9.23%  -22.74%
               Lipper Average****              -12.40%  -21.64%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 2000(R) Growth Index consists of those companies in the Russell
   2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (35.64)%

BEST QUARTER: 8.35% (4th quarter of 2001)    WORST QUARTER: -20.59% (1st
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE     SINCE
                                                      CLASS I  CLASS II
                                                     INCEPTION INCEPTION
                                             1 YEAR  (9/22/00) (10/4/00)
                                             ------- --------- ---------
Class I shares                               -35.64%  -37.67%     --
Class II shares                              -35.92%    --      -37.67%
MSCI EAFE Index**                            -21.44%  -19.33%   -19.33%
Lipper Average***                            -21.48%  -20.77%   -20.77%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, inc.
*** The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (8.65)%

BEST QUARTER: 7.83% (4th quarter of 2001)
WORST QUARTER: -12.07% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                SINCE
                                                              INCEPTION
                                                      1 YEAR  (9/22/00)
                                                      ------- ---------
         Class I shares                                -8.65%    3.34%
         Russell 1000(R) Index**                      -12.45%  -16.74%
         Russell 1000(R) Value Index***                -5.59%   -1.76%
         Lipper Average****                            -5.98%   -4.97%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 1000(R) Index measures the performance of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 1000(R) Value Index measures the performance of those Russell
   1000(R) companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (23.28)%

BEST QUARTER: 17.92% (4th quarter of 2001)
WORST QUARTER: -25.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                  SINCE
                                                INCEPTION
                                        1 YEAR  (9/22/00)
                                        ------- ---------
Class I Shares                          -23.28%  -24.15%
S&P 500**                               -11.88%  -15.32%
Russell 1000(R) Index***                -12.45%  -16.74%
Lipper Multi-Cap Core Funds Average**** -12.94%  -15.14%
Lipper Large Cap Core Funds Average**** -13.03%  -15.58%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 1000(R) Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (20.93)%

BEST QUARTER: 29.37% (4th quarter of 2001)     WORST QUARTER: 33.97% (3rd
quarter of 2001))
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                                  1 YEAR  (9/22/00)
                                  ------  ---------
Class I shares                    -20.93%  -18.29%
Russell MidCap(R) Index**          -5.62%   -7.27%
Russell MidCap Growth(R) Index*** -20.15%  -32.41%
Lipper Average****                -23.31%  -31.98%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell MidCap(R) Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
***The Russell MidCap Growth(R) Growth Index consists of those securities included in the Russell MidCap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
****The Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.

--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.97%

BEST QUARTER:      WORST QUARTER:
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                           SINCE
                                                         INCEPTION
                                                  1 YEAR (9/22/00)
                                                  ------ ---------
Class I shares                                     3.97%    4.66%
Lehman Brothers Intermediate BB Corporate Index** 10.17%    7.99%
Lipper Average***                                  1.13%   -3.78%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Brothers Intermediate BB Corporate Index is an unmanaged index comprised of various fixed-income securities rated BB. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  8.66%

BEST QUARTER: 5.69% (3rd quarter of 2001)
WORST QUARTER: -0.32% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                            SINCE
                                                          INCEPTION
                                                   1 YEAR (9/22/00)
                                                   ------ ---------
            Class I shares                         8.66%   11.03%
            Lehman Brothers Aggregate Bond Index** 8.44%   10.28%
            Lipper Average***                      5.76%    5.98%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception'' return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General Bond Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception'' return reflects the closest calendar month-end return. Source: Lipper, Inc.

SP Prudential U.S. Emerging Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.78)%

BEST QUARTER: 19.41% (4th quarter of 2001)
WORST QUARTER: -27.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                               SINCE
                                                              CLASS I
                                                             INCEPTION
                                                    1 YEAR   (9/22/00)
                                                    ------   ---------
          Class I Shares                            -17.78%   -25.26%
          S&P MidCap 400 Index**                    -0.62%     -3.57%
          Russell Midcap Growth(R) Index***         -20.15%   -32.41%
          Lipper Multi-Cap Growth Funds Average**** -26.81%   -35.76%
          Lipper Mid Cap Growth Funds Average****   -23.31%   -31.98%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 7/9/01).
   Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap
   400) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation -- gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell Midcap Growth(R) Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation.
   The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Growth Funds Average and Mid Cap Growth Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid Cap Growth Fund Average is also shown, because the management of the portfolios included in the Mid Cap Growth Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.11%

BEST QUARTER: 15.27% (4th quarter of 2001)
WORST QUARTER: -14.47% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         SINCE
                                       INCEPTION
                                1 YEAR (9/22/00)
                                ------ ---------
Class I shares                  3.11%   11.42%
Russell 2500(R) Index**         1.22%   -2.00%
Russell 2500(TM) Value Index*** 9.73%   15.05%
Lipper Average****              7.33%   11.96%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index, and the Russell 2000 Index consists of the smallest 2000 securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 2500(TM) Value Index measures the performance of Russell
   2500(TM) companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Mid-Cap Value Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (15.32)%

BEST QUARTER: 13.30% (4th quarter of 2001)
WORST QUARTER: -19.07% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                          SINCE
                                         CLASS I
                                        INCEPTION
                                1 YEAR  (9/22/00)
                                ------- ---------
Class I shares                  -15.32%  -26.64%
S&P 500**                       -11.88%  -15.32%
Russell 1000(R) Growth Index*** -20.42%  -31.26%
Lipper Average****              -22.94%  -28.52%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 1/12/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
**** The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.

-------------------------------------------------------------
Balanced Portfolio                                           To achieve our objective, we invest in a mix of equity and
We invest in equity, debt and money market securities in     equity-related securities, debt obligations and money
order to achieve diversification. We seek to maintain a      market instruments. We adjust the percentage of Portfolio
conservative blend of investments that will have strong      assets in each category depending on our expectations
performance in a down market and solid, but not              regarding the different markets. While we make every
necessarily outstanding, performance in up markets.          effort to achieve our objective, we can't guarantee
This Portfolio may be appropriate for an investor looking    success and it is possible that you could lose money.
for diversification with less risk than that of the Flexible
Managed Portfolio, while recognizing that this reduces       We will vary how much of the Portfolio's assets are
the chances of greater appreciation.                         invested in a particular type of security depending on
                                                             how we think the different markets will perform.
--------------------------------------------

Under normal conditions, we will invest within the ranges shown below:

                       Asset Type         Minimum Normal Maximum
                       ----------         ------- ------ -------
                         Stocks             15%     50%    75%
               Debt obligations and money   25%     50%    85%
                   market securities

The equity portion of the Portfolio is generally managed as an index fund, designed to mirror the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio's investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the

U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

-------------------------------------------------------------
Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

--------------------------------------------

Usually, at least 80% of the Portfolio's investable assets will be invested in debt securities that are investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc.-

(Moody's), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio.

---------------------------------------------------------------
Balanced Portfolio                                             To achieve our objective, we invest in a mix of equity
We invest in equity, debt and money market                     and equity-related securities, debt obligations and
securities -- in order to achieve diversification in a single  money market instruments. We adjust the percentage of
Portfolio. We seek to maintain a more aggressive mix of        Portfolio assets in each category depending on our
investments than the Conservative Balanced Portfolio.          expectations regarding the different markets. While we
This Portfolio may be appropriate for an investor looking      make every effort to achieve our objective, we can't
for diversification who is willing to accept a relatively high guarantee success and it is possible that you could lose
level of loss in an effort to achieve greater appreciation.    money.

--------------------------------------------

Generally, we will invest within the ranges shown below:

                       Asset Type        Minimum Normal Maximum
                       ----------        ------- ------ -------
                         Stocks            25%     60%    100%
                 Fixed income securities    0%     40%     75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans or assignments in the form of loan participations and mortgage-related securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in Real Estate Investment Trusts (REITs).

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use interest rate swaps in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Government Income Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. In pursuing our objective, we invest primarily in intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established, sponsored or guaranteed by the U.S. government, including mortgage-backed securities issued by government agencies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              Normally, we will invest at least 80% of the Portfolio's
U.S. Government Securities                                investable assets in U.S. government securities, which
U.S. government securities are considered among the       include Treasury securities, obligations issued or
most creditworthy of debt securities. Because they are    guaranteed by U.S. government agencies and
generally considered less risky, their yields tend to be  instrumentalities and mortgage-related securities lower than the yields from corporate debt. Like all debt  issued by U.S. government instrumentalities or non-
securities, the values of U.S. government securities will governmental corporations.
change as interest rates change.
--------------------------------------------

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. government and related entities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
High Yield Bond Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high total return. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------
High Yield/High Risk                                      Normally, we will invest at least 80% of the Portfolio's
Lower rated and comparable unrated securities tend to     investable assets in medium to lower rated debt
offer better yields than higher rated securities with the securities. These high-yield or "junk bonds" are riskier same maturities because the issuer's financial condition  than higher rated bonds and are considered speculative.
may not have been as strong as that of higher rated
issuers. Changes in the perception of the                 The Portfolio may invest up to 20% of its total assets in
creditworthiness of the issuers of lower rated securities U.S. dollar denominated debt securities issued outside
tend to occur more frequently and in a more pronounced    the U.S. by foreign and U.S. issuers.
manner than for issuers of higher rated securities.
--------------------------------------------

The Portfolio may also acquire common and preferred stock, debt securities and convertible debt and preferred stock.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis. The Portfolio may invest in PIK bonds.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

-------------------------------------------------------------
--------------------------------------------                 We invest in a diversified portfolio of short-term debt
Steady Net Asset Value                                       obligations of the U.S. government, its agencies and
The net asset value for the Portfolio will ordinarily remain instrumentalities, as well as commercial paper, asset
issued at $10 per share because dividends are declared       backed securities, funding agreements, certificates of
and reinvested daily. The price of each share remains        deposit, floating and variable rate demand notes, notes
the same, but when dividends are declared the value of       and other obligations issued by banks, corporations and
your investment grows.                                       other companies (including trust structures), and
--------------------------------------------                 obligations issued by foreign banks, companies or
                                                             foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
Natural Resources Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Natural Resource Companies are companies that            In pursuing our objective, we normally invest at least
primarily own, explore, mine, process or otherwise       80% of the Portfolio's investable assets in common
develop natural resources, or supply goods and services  stocks and convertible securities of natural resource
to such companies. Natural resources generally include   companies and in securities which are related to the
precious metals, such as gold, silver and platinum,      market value of some natural resource (asset-indexed
ferrous and nonferrous metals, such as iron, aluminum    securities).
and copper, strategic metals such as uranium and
titanium, hydrocarbons such as coal and oil, timberland, We seek securities that are attractively priced as undeveloped real property and agricultural commodities.  compared to the intrinsic value of the underlying natural
--------------------------------------------             resource or securities of companies in a position to
                                                         benefit from current or expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

Up to 30% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------            To achieve this objective, we attempt to duplicate the
S&P SmallCap index                                      performance of the S&P SmallCap 600 Index. Normally
We attempt to duplicate the performance of the Standard we do this by investing at least 80% of the Portfolio's
& Poor's Small Capitalization 600 Stock Index (S&P      investable assets in all or a representative sample of the
SmallCap 600 Index), a market-weighted index which      stocks in the S&P SmallCap 600 Index. Thus, the
consists of 600 smaller capitalization U.S. stocks. The Portfolio is not "managed" in the traditional sense of market capitalization of the companies that make up the using market and economic analyses to select stocks.
S&P SmallCap 600 Index may change from time to
time -- as of January 31, 2002, the S&P SmallCap 600    The Portfolio may also hold cash or cash equivalents, in
Index stocks had market capitalizations of between      which case its performance will differ from that of the
$46 million and $3.3 billion. They are selected for     Index.
market size, liquidity and industry group. The S&P
SmallCap 600 Index has above-average risk and may
fluctuate more than the S&P 500.
--------------------------------------------

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on equity securities and stock indexes; purchase and sell stock index futures contracts and options on those futures contracts; purchase and sell exchange-traded fund shares; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

 A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Zero Coupon Bond Portfolio 2005
--------------------------------------------------------------------------------

The investment objective of this Portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. We seek to achieve this objective by investing at least 80% of the Portfolio's investable assets in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities). On the liquidation date all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed. Please refer to your variable contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                In pursuing its objective, the Portfolio invests only in debt
Active Management                                           securities that do not involve substantial risk of loss of
The Portfolio seeks a higher yield than would be realized   capital through default and that can be readily sold.
by just holding the Portfolio's initial investments. We     Although these securities are not high-risk, their value
actively manage the Portfolio to take advantage of          does vary because of changes in interest rates.
trading opportunities that may arise from supply and
demand dynamics or perceived differences in the quality     In order to lessen the impact of interest rate changes, we
or liquidity of securities.                                 will keep the duration of the Portfolio within one year of the Portfolio's liquidation date. (Duration is a measure of
Of course, by pursuing this strategy, the Portfolio has the a "length" of a bond, or in this case, a portfolio of bonds.
risk that it will not realize the yield of its initial      It is a mathematical calculation that takes into account
investments.                                                the maturities of the bonds, coupon rates and prevailing
--------------------------------------------                interest rates.)

Generally, we invest at least 70% of the Portfolio's total assets in stripped securities that are obligations of the U.S. government and which mature within two years of the Portfolio's liquidation date. Up to 30% of the Portfolio's total assets may be invested in either stripped securities of corporations or interest bearing corporate debt securities rated no lower than Baa by a major rating service (or, if unrated, of comparable quality in our judgment).

Under normal conditions, no more than 20% of the Portfolio's investable assets may be invested in interest-bearing securities. However, as the liquidation date of the Portfolio draws near, we may invest more than 20% in interest bearing securities as a defensive measure.

Under normal circumstances, the Portfolio may invest in money market instruments for cash management purposes. As the Portfolio's liquidation date nears, we may increase our investment in money market instruments. In addition, in response to adverse market conditions, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

--------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is to achieve long-term growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders. The Portfolio seeks to meet this objective by investing principally in securities of companies whose earnings the portfolio managers expect to grow more than 15% per year. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           The Portfolio will invest in small- and medium-sized
Aggressive Growth Stock Investing                      growth companies. The portfolio managers focus on
The Portfolio invests primarily in the common stock of companies they believe are likely to benefit from new or small and medium-sized companies that are anticipated  innovative products, services or processes as well as
to have excellent prospects for long-term growth of    those that have experienced above-average, long-term
earnings.                                              growth in earnings and have excellent prospects for
--------------------------------------------           future growth. The portfolio managers consider whether
                                                       to sell a particular security when any of those factors
                                                       materially changes.

The Portfolio may invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Portfolio may invest up to 25% of its total assets in Real Estate Investment Trusts (REITs), and the Portfolio may invest in the securities of other investment companies to the extent otherwise permissible under the Investment Company Act of 1940, and the rules, regulations and orders promulgated thereunder. The Portfolio also may invest in preferred stock, convertible debt, convertible preferred stock, forward foreign currency exchange contracts, restricted securities, repurchase agreements, reverse repurchase agreements and dollar rolls, warrants, when-issued and delayed delivery securities, options on stock and debt securities, options on stock indexes, options on foreign currencies, and may loan portfolio securities. The Portfolio may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. The Portfolio may invest in U.S. Government securities and may make short sales against-the-box (no more than 10% of the Portfolio's total assets may be deposited or pledged as collateral for short sales at any one time).

The Portfolio is managed by A I M Capital Management, Inc.

--------------------------------------------------------------------------------
SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)
--------------------------------------------------------------------------------

The Portfolio's investment objective is growth of capital with a secondary objective of current income. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders. The Portfolio seeks to meet its objective by investing, normally, at least 80% of investible assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. In complying with this 80% requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

------------------------------------------------------------
Growth And Income Investing                                 The Portfolio may invest in corporate debt
This Portfolio invests in a wide variety of equity          securities. Corporations issue debt securities of
securities and debt securities in an effort to achieve both various types, including bonds and debentures
capital appreciation as well as current income.             (which are long-term), notes (which may be short-
                                                            or long-term), bankers acceptances (indirectly
--------------------------------------------                secured borrowings to facilitate commercial
                                                            transactions) and commercial paper (short-term
                                                            unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

To the extent consistent with its investment objective and policies, the Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 25% of the total assets of the Portfolio. To the extent that the Portfolio has the ability to invest in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Portfolio may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets.

The Portfolio may invest in reverse repurchase agreements with banks. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions;
(ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

The Portfolio may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

The Portfolio may invest in other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Portfolio may invest in the securities of other investment companies to the extent otherwise permissible under the Investment Company Act of 1940, and the rules, regulations and orders promulgated thereunder. The Portfolio also may invest in preferred stock, convertible debt, convertible preferred stock, forward foreign currency exchange contracts, restricted securities, repurchase agreements, reverse repurchase agreements and dollar rolls, warrants, when-issued and delayed delivery securities, options on stock and debt securities, options on stock indexes, options on foreign currencies, and may loan portfolio securities. The Portfolio may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. This Portfolio may invest in U.S. Government securities, and short sales "against-the-box" (no more than 10% of the Portfolio's total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------            During market declines, while adding to positions in
Large Cap Growth                                        favored stocks, the Portfolio becomes somewhat
The Portfolio usually invests in about 40-60 companies, more aggressive, gradually reducing the number of
with the 25 most highly regarded of these companies     companies represented in its portfolio. Conversely,
generally constituting approximately 80% of the         in rising markets, while reducing or eliminating
Portfolio's investable assets. Alliance seeks to gain   fully-valued positions, the Portfolio becomes
positive returns in good markets while providing some   somewhat more conservative, gradually increasing
measure of protection in poor markets.                  the number of companies represented in the
--------------------------------------------            portfolio. Through this approach, Alliance seeks to
                                                        gain positive returns in good markets while
                                                        providing some measure of protection in poor
                                                        markets. The Portfolio also may invest up to 20%
                                                        of its investable assets in convertible debt and
                                                        convertible preferred stock and up to 15% of its
                                                        total assets in equity securities of non-U.S.
                                                        companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

Alliance normally invests at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index).

The Portfolio also may:

    .  invest up to 15% of its total assets in foreign securities;

    . purchase and sell exchange-traded index options and stock index futures contracts;

    . write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    .  make short sales "against-the-box" of up to 15% of its net assets; and

    .  invest up to 10% of its total assets in illiquid securities.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts
(ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Alliance Technology Portfolio
--------------------------------------------------------------------------------

The Portfolio emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------        The Portfolio invests primarily in securities of companies
A Technology Focus                                  expected to benefit from technological advances and
This Portfolio normally invests at least 80% of its improvements (i.e., companies that use technology
investable assets in technology.                    extensively in the development of new or improved
--------------------------------------------        products or processes). The Portfolio will normally have
                                                    at least 80% of its investable assets invested in the
                                                    securities of these companies.

The Portfolio normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities. The Portfolio may seek income by writing listed call options.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    . write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    .  invest up to 10% of its total assets in warrants;

    .  invest up to 15% of its net assets in illiquid securities; and

    .  make loans of portfolio securities of up to 30% of its total assets.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Asset Allocation Portfolios
--------------------------------------------------------------------------------

There are four Asset Allocation Portfolios, entitled SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Directors at any time. While each Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

    . the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

    . the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

    . the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor's individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio's holdings in line with those target percentages. The manager expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, the manager will review the target percentages annually. Based on its evaluation the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, Prudential Investments LLC reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio's investment objective, we can't guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that Prudential Investments LLC will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------              The SP Aggressive Growth Asset Allocation Portfolio
An Asset Allocation Portfolio Investing Fully in          invests in shares of the following Fund Portfolios:
Equity Portfolios
This Portfolio aggressively seeks capital appreciation by     .a large capitalization equity component
investing in large cap equity Portfolios, international        (approximately 40% of the Portfolio, invested in
Portfolios, and small/mid-cap equity Portfolios.               shares of the SP Davis Value Portfolio (20% of
--------------------------------------------                   Portfolio), the SP Alliance Large Cap Growth
                                                               Portfolio (10% of Portfolio), and the Jennison
                                                               Portfolio (10% of Portfolio)); and

                                                              .an international component (approximately 35%
                                                               of the Portfolio, invested in shares of the SP
                                                               Jennison International Growth Portfolio (17.5%
                                                               of Portfolio) and the SP Deutsche International
                                                               Equity Portfolio (17.5% of Portfolio)); and

                                                              .a small/mid capitalization equity component
                                                               (approximately 25% of the Portfolio, invested in
                                                               shares of the SP Small/Mid-Cap Value Portfolio
                                                               (12.5% of Portfolio) and the SP Prudential U.S.
                                                               Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------               The SP Balanced Asset Allocation Portfolio invests in
A Balance Between Current Income And Capital               shares of the following Portfolios:
Appreciation
This Portfolio seeks to balance current income and             .a fixed income component (approximately 40%
growth of capital by investing in fixed income Portfolios,      of the Portfolio, invested in shares of the SP
large cap equity Portfolios, small/mid-cap equity               PIMCO Total Return Portfolio (25% of Portfolio)
Portfolios, and international equity Portfolios.                and the SP PIMCO High Yield Portfolio (15% of
--------------------------------------------                    Portfolio)); and

                                                               .a large capitalization equity component
                                                                (approximately 35% of the Portfolio, invested in
                                                                shares of the SP Davis Value Portfolio (17.5%
                                                                of Portfolio), the SP Alliance Large Cap Growth
                                                                Portfolio (8.75% of Portfolio), and the Jennison
                                                                Portfolio (8.75% of Portfolio)); and

                                                               .a small/mid capitalization equity component
                                                                (approximately 15% of the Portfolio, invested in
                                                                shares of the SP Small/Mid-Cap Value Portfolio
                                                                (7.5% of Portfolio) and the SP Prudential U.S.
                                                                Emerging Growth Portfolio (7.5% of Portfolio));
                                                                and

                                                               .an international component (approximately 10%
                                                                of the Portfolio, invested in shares of the SP
                                                                Jennison International Growth Portfolio (5% of
                                                                Portfolio) and the SP Deutsche International
                                                                Equity Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------          The SP Conservative Asset Allocation Portfolio invests
An Asset Allocation Portfolio Investing Primarily In  in shares of the following Portfolios:
Fixed Income Portfolios
This Portfolio is invested in fixed income, large cap     .a fixed income component (approximately 60%
equity, and small/mid-cap equity Portfolios.               of the Portfolio, invested in shares of the SP
--------------------------------------------               PIMCO Total Return Portfolio (40% of Portfolio)
                                                           and the SP PIMCO High Yield Portfolio (20% of
                                                           Portfolio)); and

                                                          .a large capitalization equity component
                                                           (approximately 30% of the Portfolio, invested in
                                                           shares of the SP Davis Value Portfolio (15% of
                                                           Portfolio), the SP Alliance Large Cap Growth
                                                           Portfolio (7.5% of Portfolio), and the Jennison
                                                           Portfolio (7.5% of Portfolio)); and

                                                          .a small/mid capitalization equity component
                                                           (approximately 10% of the Portfolio, invested in
                                                           shares of the SP Small/Mid-Cap Value Portfolio
                                                           (5% of Portfolio) and the SP Prudential U.S.
                                                           Emerging Growth Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------             The Growth Asset Allocation Portfolio invests in shares
An Asset Allocation Portfolio Investing                  of the following Portfolios:
Primarily In Equity Portfolios
This Portfolio seeks to provide long-term growth of          .a large capitalization equity component
capital with consideration also given to current income.      (approximately 45% of the Portfolio, invested in
--------------------------------------------                  shares of the SP Davis Value Portfolio (22.5%
                                                              of Portfolio), the SP Alliance Large Cap Growth
                                                              Portfolio (11.25% of Portfolio), and the
                                                              Jennison Portfolio (11.25% of Portfolio)); and

                                                             .a fixed income component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              PIMCO High Yield Portfolio (10% of Portfolio)
                                                              and the SP PIMCO Total Return Portfolio (10%
                                                              of Portfolio)); and

                                                             .an international component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              Jennison International Growth Portfolio (10% of
                                                              Portfolio) and the SP Deutsche International
                                                              Equity Portfolio (10% of Portfolio)); and

                                                             .a small/mid-capitalization equity component
                                                              (approximately 15% of the Portfolio, invested in
                                                              shares of the SP Small/Mid-Cap Value Portfolio
                                                              (7.5% of Portfolio) and the SP Prudential U.S.
                                                              Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Davis Value Portfolio
--------------------------------------------------------------------------------

SP Davis Value Portfolio's investment objective is growth of capital. In keeping with the Davis investment philosophy, the portfolio managers select common stocks that offer the potential for capital growth over the long-term. While we will try to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The Portfolio invests primarily in common stocks of U.S.
The Davis Back-to-Basics Approach                        companies with market capitalizations of at least $5
Under the Davis philosophy, Davis seeks to identify      billion, but it may also invest in foreign companies and
companies possessing ten basic characteristics, which    U.S. companies with smaller capitalizations.
Davis believes will foster sustainable long-term growth.
--------------------------------------------

COMMON STOCKS

What They Are.  Common stock represents ownership of a company.

How They Pick Them. The Davis investment philosophy stresses a back-to-basics approach: they use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, Davis searches for those possessing several of the characteristics that are listed below.

Why They Buy Them. SP Davis Value Portfolio buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

The Portfolio may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality overlooked growth stocks. Investment in foreign securities can also offer the Portfolio the potential for economic diversification.

WHAT DAVIS LOOKS FOR IN A COMPANY

1. First-Class Management. The Davis investment philosophy believes that great companies are created by great managers. In visiting companies, they look for managers with a record of doing what they say they are going to do.

2. Management Ownership. Just as they invest heavily in their own portfolios, they look for companies where individual managers own a significant stake.

3. Strong Returns on Capital. They want companies that invest their capital wisely and reap superior returns on those investments.

4. Lean Expense Structure. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. Dominant or Growing Market Share in a Growing Market. A company that is increasing its share of a growing market has the best of both worlds.

6. Proven Record as an Acquirer. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. Strong Balance Sheet. Strong finances give a company staying power to weather difficult economic cycles.

8. Competitive Products or Services. Davis invests in companies with products that are not vulnerable to obsolescence.

9. Successful International Operations. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10.Innovation. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

Other Securities and Investment Strategies

The Portfolio invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Portfolio may invest, and investment strategies which the Portfolio may employ, but they are not principal investment strategies. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Selected Advisers, L.P.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               The Portfolio invests for capital appreciation, not income;
International Equities From Developed Countries            any dividend or interest income is incidental to the
The Portfolio invests primarily in the stocks of companies pursuit of that goal.
located in developed foreign countries that make up the
MSCI EAFE Index, plus Canada. The Portfolio also may
invest in emerging markets securities.
--------------------------------------------

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Principal Investments

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio's strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including convertible securities, warrants, foreign securities, options (on stock, debt, stock indices, foreign currencies, and futures), futures contracts, forward foreign currency exchange contracts, interest rate swaps, loan participations, reverse repurchase agreements, dollar rolls, when-issued and delayed delivery securities, short sales, and illiquid securities. We explain each of these instruments in detail in the Statement of Additional Information.

Investment Process

Company research lies at the heart of Deutsche Asset Management Inc.'s (DAMI's) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.

Temporary Defensive Position. The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, DAMI monitors each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

    . its rate of price appreciation begins to trail that of its national stock index;

    . the financial analysts who follow the stock, both within DAMI and outside, cut their estimates of the stock's future earnings; or

    . the stock's price approaches the downside target set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, DAMI seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

    . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Portfolio invests, DAMI analyzes countries and regions to try to anticipate these risks.

    . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, DAMI devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

    . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

    . Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Portfolio diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one does not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. DAMI seeks to minimize this risk by actively managing the currency exposure of the Portfolio.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Portfolio carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Portfolio generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by small companies. Such opportunities pose unique risks. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, they are valued by the method that most accurately reflects their current worth in the judgment of the Board. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them.

The Portfolio is managed by Deutsche Asset Management, Inc. (DAMI).

--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital growth. Most holdings are in small-capitalization companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               INVESCO is primarily looking for companies in the
A Small-Cap Stock Portfolio                                accelerated developing stages of their life cycles,
The Portfolio generally invests primarily in the stocks of which are currently priced below INVESCO's
companies with small market capitalizations.               estimation of their potential, have earnings which may
--------------------------------------------               be expected to grow faster than the U.S. economy in
                                                           general, and/or offer earnings growth of sales, new
                                                           products, management changes, or structural
                                                           changes in the economy. The Portfolio may invest up
                                                           to 25% of its assets in securities of non-U.S. issuers.
                                                           Securities of Canadian issuers and ADRs are not
                                                           subject to this 25% limitation.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase. Although not a principal investment, the Portfolio may use derivatives. A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

Although not a principal investment, the Portfolio may invest in options and futures contracts. Options and futures contracts are common types of derivatives that the Portfolio may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.

Although not a principal investment, the Portfolio may invest in repurchase agreements. In addition, the Portfolio may invest in debt securities, ADRs, convertible securities, junk bonds, warrants, forward foreign currency exchange contracts, interest rate swaps, when-issued and delayed delivery securities, short sales against-the-box, U.S. government securities, Brady Bonds, and illiquid securities. The Portfolio may lend its portfolio securities. In response to adverse market conditions or when restructuring the Portfolio, INVESCO may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio
--------------------------------------------------------------------------------

The investment objective of the SP Large Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of the Portfolio's investable assets in securities of companies with large market capitalizations. The Portfolio normally invests its assets primarily in common stocks.

--------------------------------------------              Although a universal definition of large market
A Large-Cap Value Portfolio                               capitalization companies does not exist, FMR generally
The Portfolio is managed by Fidelity Management and       defines large market capitalization companies as those
Research Company. The Portfolio normally invests at       whose market capitalization is similar to the market
least 80% of its investable assets in securities of       capitalization of companies in the S&P 500 or the
companies with large market capitalizations. The          Russell 1000. A company's market capitalization is
Portfolio normally invests its assets primarily in common based on its current market capitalization or its market
stocks.                                                   capitalization at the time of the Portfolio's investment.
--------------------------------------------              Companies whose capitalization is below this level after
                                                          purchase continue to be considered to have large
                                                          market capitalizations for purposes of the 80% policy.

FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.

The Portfolio primarily invests in equity securities which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts, and exchange traded funds to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The Portfolio's reaction to these developments will be affected by the types of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factor can significantly affect the Portfolio's performance:

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

The Portfolio is managed by Fidelity Management and Research Company.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio
--------------------------------------------------------------------------------

The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The portfolio focuses on companies which
Capital Opportunities In Both U.S. and Foreign           Massachusetts Financial Services Company (MFS)
Stocks                                                   believes have favorable growth prospects and attractive
The Portfolio invests primarily in stocks, convertible   valuations based on current and expected earnings or
securities, and depositary receipts of companies in both cash flow. The Portfolio's investments may include
the United States and in foreign countries.              securities listed on a securities exchange or traded in the
--------------------------------------------             over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 35% of its net assets in foreign securities and (ii) 15% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including corporate debt, lower-rated bonds, U.S. Government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, Brady Bonds, depositary receipts, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities and stock indices), repurchase agreements, mortgage dollar rolls, restricted securities, short sales, short sales against-the-box, warrants, and when-issued and delayed delivery securities. The Portfolio may lend its securities. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible you could lose money.

--------------------------------------------             The Portfolio invests, under normal market conditions, at
A Mid-Cap Growth Stock Portfolio                         least 80% of its investable assets in common stocks and
The Portfolio invests primarily in companies with market related securities, such as preferred stocks, convertible
capitalizations equaling or exceeding $250 million but   securities and depositary receipts for those securities, of
not exceeding the top of the Russell Midcap(TM) Growth   companies with medium market capitalization which
Index range at the time of purchase.                     Massachusetts Financial Services Company (MFS)
--------------------------------------------             believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 80% investment policy. As of December 28, 2001, the top of the Russell Midcap(TM) Growth Index range was approximately $15.7 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of Portfolio holdings. The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including corporate debt, lower-rated bonds, U.S. government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, depository receipts, emerging markets equity securities, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities, and stock indices), repurchase agreements, restricted securities, short sales, short sales against-the-box, short-term debt, warrants, and when-issued and delayed delivery securities. The Portfolio may borrow for temporary purposes, and lend its portfolio securities.

In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in the securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is a high total return. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds.

--------------------------------------------             The Portfolio may invest up to 15% of its assets in
A High-Yield, High-Risk Bond Portfolio                   derivative instruments, such as options, futures
The Portfolio invests primarily in high-yield, high-risk contracts or swap agreements. The Portfolio may also
bonds, also known as "junk bonds."                       invest in mortgage-related securities or asset-backed
--------------------------------------------             securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may also invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

Securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or lower than BBB by Standard & Poor's Ratings Services ("S&P") are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may invest in inflation-indexed bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

The Portfolio may invest in convertible debt and convertible preferred stock securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to a Portfolio's limitations on borrowings.

The Portfolio may invest in "event-linked bonds," which are described in the section below on the SP PIMCO Total Return Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio
--------------------------------------------------------------------------------

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality.

---------------------------------------------------------
An Investment Grade Bond Portfolio                       The Portfolio may invest up to 20% of its assets in
The Portfolio invests primarily in investment grade debt securities denominated in foreign currencies, and may
securities, including foreign debt securities, but may   invest beyond this limit in U.S. dollar-denominated
invest some of its assets in high yield bonds.           securities of foreign issuers. The Portfolio will normally
--------------------------------------------             hedge at least 75% of its exposure to foreign currency to
                                                         reduce the risk of loss due to fluctuations in currency
                                                         exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may invest in convertible debt and convertible preferred stock.

The Portfolio may invest in mortgage-related securities or other asset-backed securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Portfolio may use interest rate swaps in the management of the Portfolio.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls.

The Portfolio may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term capital appreciation. This means the Portfolio seeks investments whose price will increase over several years. While we make every effort to achieve its objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               In deciding which equities to buy, the Portfolio uses what
A Small/Medium-Sized Stock Portfolio                       is known as a growth investment style. This means the
The Portfolio invests primarily in the stocks of small and Portfolio invests in companies that it believes could
medium-sized companies with the potential for above-       experience superior sales or earnings growth. In
average growth.                                            pursuing this objective, the Portfolio normally invests at
--------------------------------------------               least 80% of the Portfolio's investable assets in equity
                                                           securities of small and medium-sized U.S. companies
                                                           with the potential for above-average growth.

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

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor's Mid-Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2001, this number was $10.5 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio may also use repurchase agreements.

The Portfolio may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.

The Portfolio may use various derivative strategies to try to improve its returns or protect its assets. The Portfolio cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States,

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

the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

The Portfolio may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

The Portfolio may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Portfolio's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Composite Stock Price Index) and foreign currencies. The Portfolio may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase.

The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Portfolio Turnover

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio
--------------------------------------------------------------------------------

The investment objective of the SP Small/Mid-Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

--------------------------------------------        The Portfolio normally invests its assets primarily in
A Small/Mid-Cap Value Portfolio                     common stocks. Although universal definitions of small
The Portfolio normally invests at least 80% of its  and medium market capitalization does not exist, FMR investable assets in companies with small to medium generally defines small and medium market
market capitalizations.                             capitalization companies as those whose market
--------------------------------------------        capitalizations is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell
                                                    2000, and the S&P MidCap 400 or the Russell Midcap,
                                                    respectively. A company's market capitalization is based
                                                    on its current market capitalization or its market
                                                    capitalization at the time of the Portfolio's investment.
                                                    Companies whose capitalization is above this level after
                                                    purchase continue to have a small or medium market
                                                    capitalization for purposes of the 80% policy. The size of companies in each index changes with market
                                                    conditions, and the composition of each index. FMR may
                                                    also invest the Portfolio's assets in companies with
                                                    larger market capitalizations.

FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.

The Portfolio invests primarily in equity securities, which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs). If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Portfolio's reaction to these developments will be affected by the types of securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

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

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factors can significantly affect the Portfolio's performance:

The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio
--------------------------------------------------------------------------------

In pursuing its objective of long-term growth of capital, the Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              The Portfolio's strategy is to combine the efforts of two
A Growth Stock Portfolio                                  investment advisers and to invest in the favorite stock
The Portfolio normally invests at least 65% of its total  selection ideas of three portfolio managers (two of whom assets in the equity-related securities of U.S. companies invest as a team). Each investment adviser to the
that are believed to have strong capital appreciation     Portfolio utilizes a growth style to select approximately
potential. The Portfolio is managed according to a        20 securities. The portfolio managers build a portfolio
growth investment style.                                  with stocks in which they have the highest confidence
--------------------------------------------              and may invest more than 5% of the Portfolio's assets in
                                                          any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

In addition to common stocks in which the Portfolio primarily invests, equity-related securities include nonconvertible preferred stocks; convertible debt and convertible preferred stock; American Depository Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio may buy common stocks of companies of every size -- small-, medium- and large-capitalization --although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

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

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management's portfolio manager, Alfred Harrison, utilizes the fundamental analysis and research of Alliance's large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates' portfolio managers, Spiros Segalas and Kathleen McCarragher, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio's federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may use repurchase agreements.

The Portfolio may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

The Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

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

The Portfolio will also use futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Portfolio may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

The Portfolio may use short sales.

The Portfolio may use various derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others for cash management purposes (the Portfolio can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

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

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

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

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Except for the Money Market Portfolio and the Zero Coupon Bond Portfolio 2005, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small/Mid-Cap Value Portfolio may each borrow up to 33 1/3% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of

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

each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                                        Total advisory fees as %
Portfolio                                                of average net assets
---------                                               ------------------------
Conservative Balanced..................................           0.55
Diversified Bond.......................................           0.40
Equity.................................................           0.45
Flexible Managed.......................................           0.60
Global.................................................           0.75
Government Income......................................           0.40
High Yield Bond........................................           0.55
Jennison (formerly, Prudential Jennison)...............           0.60
Money Market...........................................           0.40
Natural Resources......................................           0.45
Small Capitalization Stock.............................           0.40
Stock Index............................................           0.35
Value..................................................           0.40
Zero Coupon Bond 2005..................................           0.40
SP Aggressive Growth Asset Allocation..................           0.84*
SP AIM Aggressive Growth...............................           0.95
SP AIM Core Equity (formerly, SP AIM Growth and Income)           0.85
SP Alliance Large Cap Growth...........................           0.90
SP Alliance Technology.................................           1.15
SP Balanced Asset Allocation...........................           0.75*
SP Conservative Asset Allocation.......................           0.71*
SP Davis Value.........................................           0.75
SP Deutsche International Equity.......................           0.90
SP Growth Asset Allocation.............................           0.80*
SP INVESCO Small Company Growth........................           0.95
SP Jennison International Growth.......................           0.85
SP Large Cap Value.....................................           0.80
SP MFS Capital Opportunities...........................           0.75
SP MFS Mid-Cap Growth..................................           0.80
SP PIMCO High Yield....................................           0.60
SP PIMCO Total Return..................................           0.60
SP Prudential U.S. Emerging Growth.....................           0.60
SP Small/Mid-Cap Value.................................           0.90
SP Strategic Partners Focused Growth...................           0.90

* Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The advisory fees for the Asset Allocation Portfolios are the product of a blend of the advisory fees of the underlying Fund Portfolios, plus a 0.05% annual advisory fee paid to PI. The only advisory fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.


--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.-

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

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Global Portfolio, the Natural Resources Portfolio, the Jennison Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio, the Value Portfolio and the SP Strategic Partners Focused Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (A I M Capital) serves as sub-adviser to the SP AIM Aggressive Growth Portfolio and the SP AIM Core Equity Portfolio. The firm is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The sub-adviser provides investment advisory services to each Portfolio by obtaining and evaluating economic, statistical and financial information and formulating and implementing investment programs. A I M Capital, together with its affiliates, advises or manages approximately 150 investment portfolios as of December 31, 2001, encompassing a broad range of investment objectives. A I M Capital uses a team approach to investment management. As of December 31, 2001, A I M and its affiliates managed approximately $158 billion in assets.

Alliance Capital Management, L.P. (Alliance) serves as the sub-adviser to the SP Alliance Technology Portfolio, SP Alliance Large Cap Growth Portfolio and a portion of the SP Strategic Partners Focused Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of December 31, 2001, Alliance managed $455 billion in assets.

Davis Selected Advisers, L.P. (Davis) serves as the sub-adviser to the SP Davis Value Portfolio. Davis is located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706. As of December 31, 2001, Davis managed approximately $41.8 billion in assets.

Deutsche Asset Management, Inc. (DAMI) serves as a sub-adviser to the SP Deutsche International Equity Portfolio and as subadviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.

Fidelity Management & Research Company (FMR) is the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. As of December 31, 2001, FMR and its wholly-owned subsidiaries had approximately $912 billion in assets under management. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

INVESCO Funds Group, Inc. (INVESCO), located at 4350 South Monaco Street, Denver, Colorado 80237, is the sub-adviser of the SP INVESCO Small Company Growth Portfolio. INVESCO was founded in 1932 and as of December 31, 2001, managed almost $35 billion in assets. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company based in London, with money managers in Europe, North and South America and the Far East.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts, acts as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. As of November 30, 2001, MFS managed over $135.3 billion in assets.

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

Pacific Investment Management Company LLC (PIMCO) acts as the sole sub-adviser for the SP PIMCO Total Return Portfolio and the SP PIMCO High Yield Portfolio. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660 and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2001, PIMCO managed over $241 billion in assets.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

Victory Capital Management Inc. (Victory) (formerly, Key Asset Management Inc.) serves as a sub-adviser for a portion of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of December 31, 2001, Victory's total assets under management exceeded $72 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, Money Market, and Zero Coupon Bond 2005 Portfolios, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Conservative Balanced Portfolio and Flexible Managed Portfolio

These Portfolios are managed by a team of portfolio managers. M. Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The Fixed Income segments are managed by the Fixed Income Group of PIM. This Group uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

The equity portion of the Conservative Balanced Portfolio is managed by M. Stumpp, John Moschberger, and Michael Lenarcic. M. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within PIM's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

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

The equity portion of the Flexible Managed Portfolio is managed by M. Stumpp, and James Scott. The background of M. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM's Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

Government Income Portfolio and Zero Coupon Bond Portfolio 2005

The U.S. Liquidity Team of PIM, headed by Peter Cordrey, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

U.S. Liquidity Team

   Assets Under Management (as of December 31, 2001):  $27 billion.

   Team Leader:  Peter Cordrey. General Investment Experience:  20 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. Treasuries, agencies and mortgages.

   Investment Strategy: Focus is on high quality, liquidity and controlled risk.

Diversified Bond Portfolio

The Corporate Team of PIM, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Corporate Team

   Assets Under Management (as of December 31, 2001):  $42 billion.

   Team Leader:  Steven Kellner, CFA. General Investment Experience:  16 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an

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

analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

High Yield Bond Portfolio

The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield Team

   Assets Under Management (as of December 31, 2001):  $8 billion.

   Team Leader:  Paul Appleby. General Investment Experience:  15 years.

   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

   Sector:  Below-investment-grade corporate securities.

   Investment Strategy: The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector trends may contribute to securities selection when appropriate.

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

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Money Market Portfolio

The Money Market Team of PIM, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

Money Market Team

   Assets Under Management (as of December 31, 2001): $52 billion.

   Team Leader:  Joseph Tully. General Investment Experience:  18 years.

   Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

   Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Natural Resources Portfolio

Leigh Goehring and Mark DeFranco manage this Portfolio. Mr. Goehring, a Vice President of Jennison since September 2000, has been managing this Portfolio since 1991. Prior to joining Jennison, he was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1986, Mr. Goehring managed general equity accounts in the Trust Department at The Bank of New York. He earned a B.A. from Hamilton College. Mr. DeFranco, a Vice President of Jennison, joined Jennison in 1998 with over 12 years of experience in the investment industry. Prior to joining Jennison he was a precious metals equity analyst and portfolio manager at Pomboy Capital and an equity analyst at Comstock Partners. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

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Value Portfolio

Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

SP AIM Aggressive Growth Portfolio

A I M Capital Management, Inc. (A I M Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are Ryan E. Crane, Portfolio Manager, who has been responsible for the Portfolio since 2000 and has been associated with A I M Capital and/or its affiliates since 1994, Jay K. Rushin, CFA, Portfolio Manager, who has been responsible for the Portfolio since 2001 and has been associated with A I M Capital and/or its affiliates since 1994, and Robert M. Kippes, Senior Portfolio Manager, who has been associated with A I M Capital and/or its affiliates since 1989.

SP AIM Core Equity Portfolio

A I M Capital Management, Inc. (A I M Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

Ronald Sloan, Senior Portfolio Manager, joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. Prior to Verissimo Research and Management, he was partner and executive vice president at Wood Island Associates, Inc./Siebel Capital Management, Inc. from 1981 to 1993. Mr. Sloan has been in the investment industry since 1971. Mr. Sloan holds a B.S. in business administration as well as an M.B.A. from the University of Missouri. He is a Chartered Financial Analyst.

Michael Yellen, Portfolio Manager, joined AIM Capital in 1994 from INVESCO
(NY), Inc., formerly known as Chancellor LGT Asset Management, Inc., as an investment analyst for health care industries. He also had primary responsibility for the GT Applied Science Fund and the GT Healthcare Fund, both offshore funds, until assuming his present responsibilities with AIM Capital. Mr. Yellen began his career at Franklin Resources, Inc. as a senior securities analyst. Mr. Yellen holds a B.A. from Stanford University.

SP Alliance Large Cap Growth Portfolio

Alfred Harrison, Director and Vice Chairman of Alliance Capital Management Corporation (ACMC) leads the team managing this Portfolio, with Syed Hasnain, a Senior Portfolio Manager, also being directly involved.

Mr. Hasnain joined ACMC after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University, and Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School. Investment experience: 12 years.

SP Alliance Technology Portfolio

Gerald T. Malone manages the SP Alliance Technology Portfolio. Mr. Malone is a Senior Vice President of Alliance Capital Management Corporation (ACMC) and has been associated with ACMC for more than five years.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

SP Davis Value Portfolio

The following individuals provide day-to-day management of the SP Davis Value Portfolio.

Christopher C. Davis

Responsibilities:

    .  President of Davis New York Venture Fund, Inc.
    . Also manages or co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    . Portfolio Manager of Davis New York Venture Fund since October 1995. . Assistant Portfolio Manager and research analyst working with Shelby
       M.C. Davis from September 1989 to September 1995.

Kenneth Charles Feinberg

Responsibilities:

    . Co-Portfolio Manager of Davis New York Venture Fund with Christopher C. Davis since May 1998.
    .  Also co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    .  Research analyst at Davis Selected Advisers since December 1994.
    . Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.

SP Deutsche International Equity Portfolio

The following portfolio managers are responsible for the day-to-day management of the Portfolio's investments:

Irene Cheng, Manager Director

    .  Head of EAFE Portfolio Selection Team
    . Joined firm in 1993 after 10 years of experience as portfolio manager at Blackstone Group and an equity analyst at Sanford C. Bernstein & Co., Inc.
    . BA from Harvard / Radcliffe (1976), MS from MIT (1978) and MBA from Harvard Business School (1980)

Alex Tedder, Director

    . Portfolio Manager, EAFE Portfolio Selection Team; Head of International Select Equity strategy
    . Joined the Company in 1994, previously managing European equities and responsible for insurance sector with 4 years of experience at Schroder Investment Management
    .  MA from Freiburg University

Marc Slendebroek, Vice President

    .  Portfolio Manager, EAFE Portfolio Selection Team
    . Joined the Company in 1994 after 5 years of experience as an equity analyst at Kleinwort Benson Securities and at Enskilda Securities
    .  MA from University of Leiden, Netherlands

Clare Brody, CFA, Director

    .  Portfolio Manager, EAFE Portfolio Selection Team
    . Joined the Company in 1993 after 3 years of experience in international investments and corporate finance with Citicorp Securities
    .  BSc from Cornell University

Stuart Kirk, Associate Director

    .  Portfolio Manager, EAFE Portfolio Selection Team
    .  Joined the Company in 1995 as analyst and fund manager
    .  MA from Cambridge University

SP INVESCO Small Company Growth Portfolio

The following individual is primarily responsible for the day-to-day management of the Portfolio's holdings:

Stacie Cowell is the lead portfolio manager of the SP INVESCO Small Company Growth Portfolio and a Chartered Financial Analyst (CFA) who joined INVESCO in 1997. She is also a vice president of INVESCO. Before joining the company, she was senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. She holds a B.A. in Economics from Colgate University and an M.S from the University of Colorado (Boulder).

SP Jennison International Growth Portfolio

The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.

SP Large Cap Value Portfolio And SP Small/Mid-Cap Value Portfolio

Fidelity Management & Research Company (FMR) is the Portfolios' sub-adviser. Robert Macdonald is portfolio manager of the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. Mr. Macdonald is a senior vice president and portfolio manager for other accounts managed by FMR and its affiliates. He joined FMR in 1985.

SP MFS Capital Opportunities Portfolio

The Portfolio is managed by Maura A. Shaughnessy, a Senior Vice President of Massachusetts Financial Services Company (MFS), who has been employed in the investment management area of MFS since 1991.

SP MFS Mid-Cap Growth Portfolio

The Portfolio is managed by Mark Regan, a Senior Vice President of MFS, who has been employed in the investment management area of MFS since 1989 and David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of MFS since 1995.

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

SP PIMCO High Yield Portfolio

The Portfolio is managed by Benjamin L. Trosky. Mr. Trosky, Managing Director of PIMCO, joined PIMCO as a portfolio manager in 1990, and has managed fixed income accounts for various institutional clients and funds since that time.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch, Executive Vice President of Jennison, has managed the retail fund counterpart of this Portfolio since it began. Prior to joining Jennison, Ms. Hirsch was a Managing Director of Prudential Investments, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.

SP Strategic Partners Focused Growth Portfolio

Alfred Harrison is portfolio manager for the portion of the Portfolio's assets advised by Alliance. Mr. Harrison joined Alliance in 1978 and is manager of the firm's Minneapolis office. He is Vice Chairman of Alliance Capital Management Corporation.

Spiros Segalas and Kathleen McCarragher are co-portfolio managers for the portion of the Portfolio's assets advised by Jennison. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC. Prior to 1992, Ms. McCarragher served as an analyst portfolio manager and member of the Investment Committee for State Street Research and Management Company.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                            Conservative Balanced Portfolio
                                                  --------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  --------------------------------------------------
                                                    2001       2000       1999      1998      1997
                                                  --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                  --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income............................     0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses)
 on investments..................................    (0.75)     (0.65)      0.37      1.05      1.26
                                                  --------   --------   --------  --------  --------
   Total from investment operations..............    (0.31)     (0.06)      0.99      1.71      2.02
                                                  --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.............    (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains............    (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains....       --         --      (0.03)       --        --
                                                  --------   --------   --------  --------  --------
   Total distributions...........................    (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                  --------   --------   --------  --------  --------
Net Asset Value, end of year..................... $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                  ========   ========   ========  ========  ========
Total Investment Return:(a)......................    (2.02)%    (0.48)%    6.69 %   11.74 %   13.45 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
 Expenses........................................    0.58 %     0.60 %     0.57 %    0.57 %    0.56 %
 Net investment income...........................    3.05 %     3.79 %     4.02 %    4.19 %    4.48 %
Portfolio turnover rate..........................     239 %       85 %      109 %     167 %      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                              Diversified Bond Portfolio
                                                  -------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  -------------------------------------------------
                                                    2001      2000        1999       1998     1997
                                                  --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                  --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments.....................................     0.12      0.26       (0.75)      0.08    0.11
                                                  --------  --------    --------   --------  ------
   Total from investment operations..............     0.79      1.03       (0.08)      0.77    0.91
                                                  --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                  --------  --------    --------   --------  ------
   Total distributions...........................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                  --------  --------    --------   --------  ------
Net Asset Value, end of year..................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                  ========  ========    ========   ========  ======
Total Investment Return(a).......................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income...........................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..........................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                      F1

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments    (1.35)     (0.86)      0.69      1.14      2.52
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (0.93)     (0.25)      1.27      1.72      3.11
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains....................    (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (5.68)%    (1.44)%    7.78 %   10.24 %   17.96 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
  Expenses...............................................    0.64 %     0.64 %     0.62 %    0.61 %    0.62 %
  Net investment income..................................    2.61 %     3.22 %     3.20 %    3.21 %    3.02 %
Portfolio turnover rate..................................     236 %      132 %       76 %     138 %     227 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



                                      F2

Financial Highlights

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                Government Income Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999     1998    1997
                                                          ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $12.02  $11.55  $11.87   $11.52  $11.22
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.89    0.76     0.67    0.75
Net realized and unrealized gains (losses) on investments   0.31    0.52   (1.08)    0.36    0.30
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   0.96    1.41   (0.32)    1.03    1.05
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.72)  (0.91)     --    (0.68)  (0.75)
Distribution from net realized gains.....................     --   (0.03)     --       --      --
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (0.72)  (0.94)     --    (0.68)  (0.75)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $12.26  $12.02  $11.55   $11.87  $11.52
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)...............................   8.06%  12.78%  (2.70)%   9.09%   9.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $311.0  $291.5  $335.5   $443.2  $429.6
Ratios to average net assets:
  Expenses...............................................  0.47 %  0.47 %  0.44 %    0.43%   0.44%
  Net investment income..................................   5.53%   6.03%   5.72%    5.71%   6.40%
Portfolio turnover rate..................................    361%    184%    106%     109%     88%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F3

Financial Highlights

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2001     2000     1999    1998     1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                              ----------

                                              ----------


                                              ----------
                                                2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %


                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                2000        1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.


                                      F4

Financial Highlights

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                   Natural Resources Portfolio
                                                          -------------------------------------------
                                                                           Year Ended
                                                                          December 31,
                                                          -------------------------------------------
                                                           2001      2000    1999    1998      1997
                                                          -------   ------  ------  -------   -------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.59   $17.38  $11.98  $ 15.24   $ 19.77
                                                          -------   ------  ------  -------   -------
Income From Investment Operations:
Net investment income....................................    0.43     0.13    0.10     0.09      0.12
Net realized and unrealized gains (losses) on investments   (2.89)    6.36    5.40    (2.48)    (2.43)
                                                          -------   ------  ------  -------   -------
   Total from investment operations......................   (2.46)    6.49    5.50    (2.39)    (2.31)
                                                          -------   ------  ------  -------   -------
Less Distributions:
Dividends from net investment income.....................   (0.55)   (0.16)  (0.10)   (0.11)    (0.10)
Distributions in excess of net investment income.........      --    (0.09)     --       --        --
Distributions from net realized gains....................   (1.47)   (0.03)     --    (0.75)    (2.12)
Tax return of capital distributions......................      --       --      --    (0.01)       --
                                                          -------   ------  ------  -------   -------
   Total distributions...................................   (2.02)   (0.28)  (0.10)   (0.87)    (2.22)
                                                          -------   ------  ------  -------   -------
Net Asset Value, end of year............................. $ 19.11   $23.59  $17.38  $ 11.98   $ 15.24
                                                          =======   ======  ======  =======   =======
Total Investment Return(a)...............................  (10.08)%  37.66%  45.99%  (17.10)%  (11.59)%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 336.1   $393.2  $289.5  $ 236.9   $ 358.0
Ratios to average net assets:
  Expenses...............................................    0.52%    0.58%   0.57%   0.61 %     0.54%
  Net investment income..................................    1.94%    0.67%   0.70%   0.63 %     0.60%
Portfolio turnover rate..................................     23 %     30 %    26 %     12 %      32 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F5

Financial Highlights

                                                            Small Capitalization Stock Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999    1998     1997
                                                          ------  ------  ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $17.11  $16.25  $14.71  $15.93   $13.79
                                                          ------  ------  ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.06    0.07    0.10    0.09     0.10
Net realized and unrealized gains (losses) on investments   0.67    1.81    1.71   (0.25)    3.32
                                                          ------  ------  ------  ------   ------
   Total from investment operations......................   0.73    1.88    1.81   (0.16)    3.42
                                                          ------  ------  ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.08)  (0.08)     --   (0.09)   (0.10)
Distributions from net realized gains....................  (2.28)  (0.94)  (0.27)  (0.97)   (1.18)
                                                          ------  ------  ------  ------   ------
   Total distributions...................................  (2.36)  (1.02)  (0.27)  (1.06)   (1.28)
                                                          ------  ------  ------  ------   ------
Net Asset Value, end of year............................. $15.48  $17.11  $16.25  $14.71   $15.93
                                                          ======  ======  ======  ======   ======
Total Investment Return(a)...............................   5.53%  12.81%  12.68%  (0.76)%  25.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $611.1  $568.3  $437.5  $360.4   $290.3
Ratios to average net assets:
  Expenses...............................................   0.48%   0.48%   0.45%   0.47%    0.50%
  Net investment income..................................   0.52%   0.59%   0.70%   0.57%    0.69%
Portfolio turnover rate..................................    23 %    29 %    31 %    26 %     31 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F6

Financial Highlights

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

                                                              Zero Coupon Bond Portfolio 2005
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999     1998    1997
                                                          ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $13.38  $12.68  $13.44   $12.60  $12.25
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.65    0.67     0.66    0.68
Net realized and unrealized gains (losses) on investments   0.42    1.02   (1.43)    0.87    0.66
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   1.07    1.67   (0.76)    1.53    1.34
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.64)  (0.67)     --    (0.67)  (0.71)
Distributions from net realized gains....................  (0.04)  (0.30)     --    (0.02)  (0.28)
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (0.68)  (0.97)     --    (0.69)  (0.99)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $13.77  $13.38  $12.68   $13.44  $12.60
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)...............................   8.11%  13.76%  (5.66)%  12.35%  11.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 55.0  $ 49.8  $ 45.4   $ 45.5  $ 30.8
Ratios to average net assets:
  Expenses...............................................   0.63%   0.65%   0.59%    0.61%   0.74%
  Net investment income..................................   5.05%   5.26%   5.31%    5.35%   5.71%
Portfolio turnover rate..................................    10 %    67 %    15 %      --%    35 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F7

Financial Highlights

                                                  SP Aggressive Growth Asset Allocation Portfolio
                                                  -------------------------------------------
                                                                            September 22, 2000(a)
                                                     Year Ended                    through
                                                  December 31, 2001           December 31, 2000
                                                  -----------------         ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.33                     $10.00
                                                       -------                     ------
Income from Investment Operations:
Net investment income............................         0.02                       0.01
Net realized and unrealized losses on investments        (1.69)                     (0.67)
                                                       -------                     ------
   Total from investment operations..............        (1.67)                     (0.66)
                                                       -------                     ------
Less Distributions:
Dividends from net investment income.............        (0.02)                     (0.01)
Distributions from net realized gains............        (0.06)                        --
                                                       -------                     ------
   Total distributions...........................        (0.08)                     (0.01)
                                                       -------                     ------
Net Asset Value, end of period...................      $  7.58                     $ 9.33
                                                       =======                     ======
Total Investment Return(b).......................       (17.92)%                    (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.5                     $  2.1
Ratios to average net assets:
  Expenses.......................................        0.05 %                     0.05 %(c)
  Net investment income..........................        0.39 %                     0.36 %(c)
Portfolio turnover rate..........................          62 %                        6 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                                                    SP AIM Aggressive Growth Portfolio
                                                  ----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.60             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment loss..............................        (0.04)              (0.01)
Net realized and unrealized losses on investments        (2.07)              (1.39)
                                                       -------             -------
   Total from investment operations..............        (2.11)              (1.40)
                                                       -------             -------
Net Asset Value, end of period...................      $  6.49             $  8.60
                                                       =======             =======
Total Investment Return(b).......................       (24.53)%            (14.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   5.7             $   3.9
Ratios to average net assets:(d)
  Expenses.......................................         1.07%              1.07 %(c)
  Net investment loss............................        (0.73)%             (0.40)%(c)
Portfolio turnover rate..........................          87 %                 16%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.


                                      F8

Financial Highlights

                                                           SP AIM Core Equity Portfolio
                                                  (formerly, SP AIM Growth and Income Portfolio)
                                                  ------------------------------------------
                                                                           September 22, 2000(a)
                                                     Year Ended                   through
                                                  December 31, 2001          December 31, 2000
                                                  -----------------        ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.41                    $ 10.00
                                                       -------                    -------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)                   0.01
Net realized and unrealized losses on investments        (1.90)                     (1.59)
                                                       -------                    -------
   Total from investment operations..............        (1.90)                     (1.58)
                                                       -------                    -------
Less Dividends:
Dividends from net investment income.............           --                      (0.01)
                                                       -------                    -------
Net Asset Value, end of period...................      $  6.51                    $  8.41
                                                       =======                    =======
Total Investment Return(b).......................       (22.68)%                   (15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  10.2                    $   4.3
Ratios to average net assets:(d)
  Expenses.......................................        1.00 %                     1.00 %(c)
  Net investment income (loss)...................        (0.02)%                    0.26 %(c)
Portfolio turnover rate..........................          65 %                       15 %(e)

(a)Commencement of operations.

(b)Total investment return calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.55% and (1.57)%, respectively, for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                                                  SP Alliance Large Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.55             $ 10.00
                                                       -------             -------
Income From Investment Operations:
Net investment income (loss).....................        (0.01)               0.01
Net realized and unrealized losses on investments        (1.23)              (1.45)
                                                       -------             -------
   Total from investment operations..............        (1.24)              (1.44)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Tax return of capital distributions..............           --(f)               --
                                                       -------             -------
   Total distributions...........................           --(f)            (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  7.31             $  8.55
                                                       =======             =======
Total Investment Return(b).......................       (14.47)%            (14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  35.9             $   7.1
Ratios to average net assets:(d)
  Expenses.......................................        1.10 %               1.10%(c)
  Net investment income (loss)...................        (0.08)%              0.44%(c)
Portfolio turnover rate..........................          47 %                 10%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                      F9

Financial Highlights

                                                     SP Alliance Technology Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  7.62             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment income (loss).....................        (0.03)               0.01
Net realized and unrealized losses on investments        (1.88)              (2.38)
                                                       -------             -------
   Total from investment operations..............        (1.91)              (2.37)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Distributions in excess of net investment income.           --                  --(b)
                                                       -------             -------
   Total distributions...........................           --               (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  5.71             $  7.62
                                                       =======             =======
Total Investment Return(c).......................       (25.07)%            (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.7             $   6.1
Ratios to average net assets: (e)
  Expenses.......................................        1.30 %               1.30%(d)
  Net investment income (loss)...................        (0.69)%              0.37%(d)
Portfolio turnover rate..........................          47 %                23 %(f)

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                                                  SP Balanced Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $ 9.80              $10.00
                                                       ------              ------
Income from Investment Operations:
Net investment income............................        0.14                0.06
Net realized and unrealized losses on investments       (0.73)              (0.20)
                                                       ------              ------
   Total from investment operations..............       (0.59)              (0.14)
                                                       ------              ------
Less Distributions:
Dividends from net investment income.............       (0.14)              (0.06)
Distributions from net realized gains............       (0.05)                 --
                                                       ------              ------
   Total distributions...........................       (0.19)              (0.06)
                                                       ------              ------
Net Asset Value, end of period...................      $ 9.02              $ 9.80
                                                       ======              ======
Total Investment Return(b).......................       (5.99)%             (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $ 66.1              $  3.7
Ratios to average net assets:
  Expenses.......................................       0.05 %              0.05 %(c)
  Net investment income..........................       3.26 %              4.89 %(c)
Portfolio turnover rate..........................         35 %                 4 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.


                                      F10

Financial Highlights

                                                          SP Conservative Asset Allocation Portfolio
                                                          --------------------------------------
                                                                               September 22, 2000(a)
                                                             Year Ended               through
                                                          December 31, 2001      December 31, 2000
                                                          -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.00                 $10.00
                                                               ------                 ------
Income From Investment Operations:
Net investment income....................................        0.21                   0.08
Net realized and unrealized gains (losses) on investments       (0.24)                    --(c)
                                                               ------                 ------
   Total from investment operations......................       (0.03)                  0.08
                                                               ------                 ------
Less Distributions:
Dividends from net investment income.....................       (0.16)                 (0.08)
Distributions from net realized gains....................       (0.04)                    --(c)
                                                               ------                 ------
   Total distributions...................................       (0.20)                 (0.08)
                                                               ------                 ------
Net Asset Value, end of period...........................      $ 9.77                 $10.00
                                                               ======                 ======
Total Investment Return(b)...............................       (0.23)%                 0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 47.9                 $  1.9
Ratios to average net assets:
  Expenses...............................................        0.05%                  0.05%(d)
  Net investment income..................................        4.76%                  8.07%(d)
Portfolio turnover rate..................................         29 %                    4 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

                                                                 SP Davis Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $ 10.15             $10.00
                                                               -------             ------
Income from Investment Operations:
Net investment income....................................         0.05               0.02
Net realized and unrealized gains (losses) on investments        (1.11)              0.15
                                                               -------             ------
   Total from investment operations......................        (1.06)              0.17
                                                               -------             ------
Less Dividends:
Dividends from net investment income.....................        (0.05)             (0.02)
                                                               -------             ------
Net Asset Value, end of period...........................      $  9.04             $10.15
                                                               =======             ======
Total Investment Return(b)...............................       (10.46)%             1.69%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $  94.4             $ 12.8
Ratios to average net assets:(d)
  Expenses...............................................        0.83 %              0.83%(c)
  Net investment income..................................        0.64 %              1.48%(c)
Portfolio turnover rate..................................          17 %                3 %(e)

(a)Commencement of operations.

(b)Total investment is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.03% and 0.43%, respectively, for the year ended December 31, 2001 and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.


                                      F11

Financial Highlights

                                                  SP Deutsche International Equity Portfolio
                                                  --------------------------------------
                                                                       September 22, 2000(a)
                                                     Year Ended               through
                                                  December 31, 2001      December 31, 2000
                                                  -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.44                $10.00
                                                       -------                ------
Income From Investment Operations:
Net investment income............................         0.05                  0.01
Net realized and unrealized losses on investments        (2.09)                (0.57)
                                                       -------                ------
   Total from investment operations..............        (2.04)                (0.56)
                                                       -------                ------
Less Dividends:
Dividends from net investment income.............        (0.05)                   --
                                                       -------                ------
Net Asset Value, end of period...................      $  7.35                $ 9.44
                                                       =======                ======
Total Investment Return(c).......................       (22.07)%               (5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  24.7                $  7.8
Ratios to average net assets:(e)
  Expenses.......................................        1.10 %                 1.10%(d)
  Net investment income..........................        0.61 %                 0.55%(d)
Portfolio turnover rate..........................         155 %                   51%(f)

(a)Commencement of operations.

(b)Less than $0.01 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.27% and (1.56)%, respectively, for the year ended December 31, 2001 and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                                                   SP Growth Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.52             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income............................         0.09               0.03
Net realized and unrealized losses on investments        (1.21)             (0.49)
                                                       -------             ------
   Total from investment operations..............        (1.12)             (0.46)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.08)             (0.02)
Distributions from net realized gains............        (0.05)                --
                                                       -------             ------
   Total distributions...........................        (0.13)             (0.02)
                                                       -------             ------
Net Asset Value, end of period...................      $  8.27             $ 9.52
                                                       =======             ======
Total Investment Return(b).......................       (11.77)%            (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  46.8             $  3.9
Ratios to average net assets:
  Expenses.......................................         0.05%              0.05%(c)
  Net investment income..........................         1.71%              2.95%(c)
Portfolio turnover rate..........................          43 %                39%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized

(d)Not annualized.


                                      F12

Financial Highlights

                                       SP INVESCO Small Company Growth Portfolio
                                       ------------------------------------
                                                           September 22, 2000(a)
                                          Year Ended              through
                                       December 31, 2001     December 31, 2000
                                       -----------------   ---------------------
 Per Share Operating Performance:
 Net Asset Value, beginning of
  period..............................      $  8.38               $ 10.00
                                            -------               -------
 Income From Investment Operations:
 Net investment loss..................        (0.02)                   --(f)
 Net realized and unrealized losses
  on investments......................        (1.42)                (1.62)
                                            -------               -------
    Total from investment operations..        (1.44)                (1.62)
                                            -------               -------
 Net Asset Value, end of period.......      $  6.94               $  8.38
                                            =======               =======
 Total Investment Return(b)...........       (17.18)%              (16.20)%
 Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)...........................      $   8.4               $   5.5
 Ratios to average net assets:(d)
  Expenses............................         1.15%                 1.15%(c)
  Net investment loss.................        (0.28)%               (0.10)%(c)
 Portfolio turnover rate..............           83%                   29%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                      F13

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.


                                      F14

Financial Highlights

                                                               SP Large Cap Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.44              $10.00
                                                               ------              ------
Income from Investment Operations:
Net investment income....................................        0.09                0.04
Net realized and unrealized gains (losses) on investments       (0.99)               0.44
                                                               ------              ------
   Total from investment operations......................       (0.90)               0.48
                                                               ------              ------
Less Distributions:
Dividends from net investment income.....................       (0.10)              (0.04)
Distributions in excess of net investment income.........          --                  --(e)
                                                               ------              ------
   Total distributions...................................       (0.10)              (0.04)
                                                               ------              ------
Net Asset Value, end of period...........................      $ 9.44              $10.44
                                                               ======              ======
Total Investment Return(b)...............................       (8.65)%             4.82 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 23.7              $  3.9
Ratios to average net assets:(d)
  Expenses...............................................       0.90 %              0.90 %(c)
  Net investment income..................................       1.18 %              1.60 %(c)
Portfolio turnover rate..................................         61 %                13 %(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)Less than $0.005 per share.

(f)Not annualized.


                                      F15

Financial Highlights

                                                  SP MFS Capital Opportunities Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.15             $10.00
                                                       -------             ------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)           0.01
Net realized and unrealized losses on investments        (2.13)             (0.85)
                                                       -------             ------
   Total from investment operations..............        (2.13)             (0.84)
                                                       -------             ------
Less Dividends:
Dividends from net investment income.............        (0.01)             (0.01)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.01             $ 9.15
                                                       =======             ======
Total Investment Return(b).......................       (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   8.2             $  4.3
Ratios to average net assets:(d)
  Expenses.......................................         1.00%             1.00 %(c)
  Net investment income (loss)...................          (--)%(g)         0.40 %(c)
Portfolio turnover rate..........................          99 %               25 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Less than 0.005%.

                                                      SP MFS Mid-Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.69             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income (loss).....................        (0.01)              0.02
Net realized and unrealized losses on investments        (2.01)             (0.25)
                                                       -------             ------
   Total from investment operations..............        (2.02)             (0.23)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.01)             (0.02)
Distributions from net realized gains............        (0.04)             (0.06)
                                                       -------             ------
   Total distributions...........................        (0.05)             (0.08)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.62             $ 9.69
                                                       =======             ======
Total Investment Return(b).......................       (20.93)%            (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  15.9             $  5.6
Ratios to average net assets:(d)
 Expenses........................................         1.00%              1.00%(c)
 Net investment income (loss)....................        (0.20)%             1.16%(c)
Portfolio turnover rate..........................           93%                27%(e)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.


                                      F16

Financial Highlights

                                                                 SP PIMCO High Yield Portfolio
                                                            -----------------------------------
                                                                              September 22, 2000(a)
                                                               Year Ended            through
                                                            December 31, 2001   December 31, 2000
                                                            ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.......................      $10.02              $10.00
                                                                 ------              ------
Income from Investment Operations:
Net investment income......................................        0.59                0.17
Net realized and unrealized gains (losses) on investments..       (0.21)               0.02
                                                                 ------              ------
   Total from investment operations........................        0.38                0.19
                                                                 ------              ------
Less Distributions:
Dividends from net investment income.......................       (0.59)              (0.16)
Distributions from net realized gains......................          --               (0.01)
Distributions in excess of net realized capital gains......          --                  --(d)
                                                                 ------              ------
   Total distributions.....................................       (0.59)              (0.17)
                                                                 ------              ------
Net Asset Value, end of period.............................      $ 9.81              $10.02
                                                                 ======              ======
Total Investment Return(b).................................        3.97%               1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)....................      $ 52.0              $  8.0
Ratios to average net assets:(e)
 Expenses..................................................        0.82%               0.82%(c)
 Net investment income.....................................        7.44%               7.78%(c)
Portfolio turnover rate....................................         105%                 88%(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)Not annualized.


                                      F17

Financial Highlights

                                                     SP PIMCO Total Return Portfolio
                                                 -----------------------------------
                                                                   September 22, 2000(a)
                                                    Year Ended            through
                                                 December 31, 2001   December 31, 2000
                                                 ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............      $10.40              $10.00
                                                      ------              ------
Income From Investment Operations:
Net investment income...........................        0.32                0.13
Net realized and unrealized gains on investments        0.57                0.39
                                                      ------              ------
   Total from investment operations.............        0.89                0.52
                                                      ------              ------
Less Distributions:
Dividends from net investment income............       (0.34)              (0.11)
Distributions from net realized gains...........       (0.25)              (0.01)
                                                      ------              ------
   Total distributions..........................       (0.59)              (0.12)
                                                      ------              ------
Net Asset Value, end of period..................      $10.70              $10.40
                                                      ======              ======
Total Investment Return(b)......................        8.66%               5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........      $147.0              $ 10.7
Ratios to average net assets(d):
  Expenses......................................        0.76%               0.76%(c)
  Net investment income.........................        3.69%               5.94%(c)
Portfolio turnover rate.........................         718%                239%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ----------------------------------------------------
                                                        Class I                     Class II
                                        -----------------------------------     -----------------
                                                          September 22, 2000(a)  July 9, 2001(b)
                                           Year Ended            through             through
                                        December 31, 2001   December 31, 2000   December 31, 2001
                                        ----------------- --------------------- -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...      $  8.38             $ 10.00             $ 7.56
                                             -------             -------             ------
Income from Investment Operations:
Net investment income (loss)...........        (0.01)               0.01              (0.01)
Net realized and unrealized losses on
 investments...........................        (1.48)              (1.62)             (0.67)
                                             -------             -------             ------
   Total from investment operations....        (1.49)              (1.61)             (0.68)
                                             -------             -------             ------
Less Dividends:
Dividends from net investment income...           --               (0.01)                --
                                             -------             -------             ------
Net Asset Value, end of period.........      $  6.89             $  8.38             $ 6.88
                                             =======             =======             ======
Total Investment Return(c).............       (17.78)%            (16.11)%            (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $  31.2             $   6.4             $  0.2
Ratios to average net assets:(d)
 Expenses..............................         0.90%               0.90%(e)           1.30%(e)
 Net investment income (loss)..........        (0.37)%              0.49%(e)          (0.87)%(e)
Portfolio turnover rate................          258%                 82%(f)            258%(f)

(a)Commencement of operations.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.41% and (0.88)%, respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.

(e)Annualized.

(f)Not annualized.


                                      F18

Financial Highlights

                                                          SP Small/Mid Cap Value Portfolio
                                                       -----------------------------------
                                                                         September 22, 2000(a)
                                                          Year Ended            through
                                                       December 31, 2001   December 31, 2000
                                                       ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................      $11.13              $10.00
                                                            ------              ------
Income From Investment Operations:
Net investment income.................................        0.08                0.03
Net realized and unrealized gains on investments......        0.26                1.10
                                                            ------              ------
   Total from investment operations...................        0.34                1.13
                                                            ------              ------
Less Dividends:
Dividends from net investment income..................       (0.11)                 --(b)
                                                            ------              ------
Net Asset Value, end of period........................      $11.36              $11.13
                                                            ======              ======
Total Investment Return(c)............................        3.11%              11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...............      $ 47.4              $  6.1
Ratios to average net assets:(e)
 Expenses.............................................        1.05%               1.05%(d)
 Net investment income................................        1.08%               1.79%(d)
Portfolio turnover rate...............................          89%                 18%(f)

(a)   Commencement of operations.

(b)   Less than $0.005 per share.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)   Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)   Not annualized.


                                      F19

Financial Highlights

                                                SP Strategic Partners Focused Growth Portfolio
                                        ----------------------------------------------------------
                                                         Class I                         Class II
                                        --------------------------------------     --------------------
                                                             September 22, 2000(a) January 12, 2001(b)
                                             Year Ended             through              through
                                        December 31, 2001(h)   December 31, 2000   December 31, 2001(h)
                                        -------------------- --------------------- --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...       $  7.94               $ 10.00              $  8.43
                                              -------               -------              -------
Income From Investment Operations:
Net investment income (loss)...........         (0.01)                   --(g)             (0.03)
Net realized and unrealized losses on
 investments...........................         (1.20)                (2.06)               (1.70)
                                              -------               -------              -------
   Total from investment operations....         (1.21)                (2.06)               (1.73)
                                              -------               -------              -------
Less Distributions:
Dividends from net investment income(g)            --                    --                   --
                                              -------               -------              -------
Net Asset Value, end of period.........       $  6.73               $  7.94              $  6.70
                                              =======               =======              =======
Total Investment Return(c).............        (15.32)%              (20.47)%             (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)       $   7.7               $   5.9              $   2.0
Ratios to average net assets:(e)
 Expenses..............................          1.01%                 1.01%(d)             1.41%(d)
 Net investment income (loss)..........         (0.16)%                0.18%(d)            (0.58)%(d)
Portfolio turnover rate................           116%                   37%(f)              116%(f)

(a) Commencement of offering of Class I shares.

(b) Commencement of offering of Class II shares.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been
   2.61% and (1.76)%, respectively, for Class I and 3.01% and (2.18)%, respectively, for Class II for the period ended December 31, 2001 and 3.88%
     and (2.69)%, respectively, for Class I for the period ended December 31, 2000.

(f) Not annualized.

(g) Less than $0.005 per share.

(h) Calculated based upon weighted average shares outstanding during the period.


                                      F20

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                          Government Income Portfolio
                           High Yield Bond Portfolio
                              Jennison Portfolio
                            Money Market Portfolio
                             Stock Index Portfolio
                                Value Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY

               1  Investment Objectives and Principal Strategies
               4  Principal Risks
               7  Evaluating Performance

              18  HOW THE PORTFOLIOS INVEST

              18  Investment Objectives and Policies
              18  Conservative Balanced Portfolio
              19  Diversified Bond Portfolio
              20  Equity Portfolio
              21  Flexible Managed Portfolio
              22  Global Portfolio
              23  Government Income Portfolio
              24  High Yield Bond Portfolio
              25  Jennison Portfolio
              25  Money Market Portfolio
              27  Stock Index Portfolio
              27  Value Portfolio

              28  OTHER INVESTMENTS AND STRATEGIES

              29  ADRs
              29  Convertible Debt and Convertible Preferred Stock
              29  Derivatives
              29  Dollar Rolls
              29  Equity Swaps
              29  Forward Foreign Currency Exchange Contracts
              29  Futures Contracts
              30  Interest Rate Swaps
              30  Joint Repurchase Account
              30  Loans and Assignments
              30  Mortgage-related Securities
              30  Options
              31  Real Estate Investment Trusts
              31  Repurchase Agreements
              31  Reverse Repurchase Agreements
              31  Short Sales
              31  Short Sales Against-the-Box
              31  When-Issued and Delayed Delivery Securities

              32  HOW THE FUND IS MANAGED

              32  Board of Directors
              32  Investment Adviser
              32  Investment Sub-Advisers
              33  Portfolio Managers

              37  HOW TO BUY AND SELL SHARES OF THE FUND

              37  Net Asset Value
              39  Distributor

--------------------------------------------------------------------------------

                     39  OTHER INFORMATION

                     39  Federal Income Taxes
                     39  Monitoring for Possible Conflicts

                     40  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 4. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

The Portfolio's investment objective is total investment return consistent with a conservatively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  management risk

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Flexible Managed Portfolio

The Portfolio's investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Government Income Portfolio

The Portfolio's investment objective is a high level of income over the long term consistent with the preservation of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk
    .  market risk
    .  mortgage risk

 An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

High Yield Bond Portfolio

The Portfolio's investment objective is a high total return. In pursuing our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I Shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
6.95%  12.20%  (0.97%) 17.27%  12.63%  13.45%  11.74%   6.69%  (0.48)%  (2.02)%

BEST QUARTER: 7.62% (2/nd/ quarter of 1997)
WORST QUARTER: (6.03)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                              1 YEAR  5 YEARS 10 YEARS
                                              ------- ------- --------
Class I shares                                 -2.02%  5.69%    7.55%
S&P 500**                                     -11.88% 10.70%   12.93%
Conservative Balanced Custom Blended Index***  -2.22%  8.81%    9.81%
Lipper Average****                             -2.87%  8.04%    9.19%

--------------------------------------------------------------------------------
   * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
  ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
     Lipper, Inc.
 *** The Conservative Balanced Custom Blended Index consists of the Standard &
     Poor's 500 Composite Stock Price Index (50%), the Lehman Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
     Prudential Investments LLC.
**** The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Bond Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.19%  10.13%  (3.23)%  20.73%  4.40%   8.57%   7.15%  (0.74)%  9.72%   6.98

BEST QUARTER: 7.32% (2nd quarter of 1995)     WORST QUARTER: -2.83% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                              1 YEAR 5 YEARS 10 YEARS
                              ------ ------- --------
Class I shares                6.98%   6.27%   6.92%
Lehman Aggregate Bond Index** 8.44%   7.43%   7.23%
Lipper Average***             7.57%   6.44%   7.07%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993     1994    1995    1996    1997    1998    1999     2000    2001
----    ----     ----    ----    ----    ----    ----    ----     ----    ----
7.61%   15.58%  (3.16)%  24.13%  13.64%  17.96%  10.24%  7.78%   (1.44)% (5.68)%

BEST QUARTER: 10.89% (2nd quarter of 1997)
WORST QUARTER: -9.46% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR  5 YEARS 10 YEARS
                                         ------- ------- --------
               Class I shares             -5.68%  5.43%    8.27%
               S&P 500**                 -11.88% 10.70%   12.93%
               Flexible Managed
                 Custom Blended Index***  -4.00%  9.26%   10.52%
               Lipper Average****         -5.27%  7.95%    9.62%

--------------------------------------------------------------------------------
   *The Portfolio's returns are after deduction of expenses and do not include
    Contract charges.
  **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
 ***The Flexible Managed Custom Blended Index consists of the S&P 500 (60%), the Lehman Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%).
    The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                      Annual Returns* (Class I shares)
                      --------------------------------
1992     1993    1994    1995    1996    1997   1998     1999     2000    2001
----     ----    ----    ----    ----    ----   ----     ----     ----    ----
(3.42)%  43.14% (4.89)%  15.88%  19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)
WORST QUARTER: -21.45% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                   1 YEAR  5 YEARS 10 YEARS
                   ------- ------- --------
Class I shares     -17.64%  6.11%   9.39%
MSCI World Index** -16.82%  5.37%   8.06%
Lipper Average***  -15.28%  6.38%   9.57%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Government Income Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]


Annual Return* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
5.85%  12.56%  (5.16)%  19.48%  2.22%   9.67%   9.09%  (2.70)%  12.78%  8.06%

BEST QUARTER: 6.72% (2nd quarter of 1995)     WORST QUARTER: (3.93)% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                          1 YEAR 5 YEARS 10 YEARS
                          ------ ------- --------
Class I shares            8.06%   7.24%   6.95%
Lehman Govt. Bond Index** 7.23%   7.40%   7.14%
Lipper Average***         6.68%   6.70%   6.55%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General U.S. Government Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
High Yield Bond Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
17.53%  19.27% (2.72)%  17.56%  11.39%  13.78% (2.36)%  4.61%  (7.91)%  (0.44)%

 BEST QUARTER: 7.12% (1st quarter of 1992)
 WORST QUARTER: -9.50% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR 5 YEARS 10 YEARS
                                         ------ ------- --------
               Class I shares            -0.44%  1.28%   6.64%
               Lehman High Yield Index**  5.28%  3.11%   7.58%
               Lipper Average***          1.13%  1.60%   6.59%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman High Yield Index is made up of over 700 noninvestment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

                                    [CHART]





Annual Returns* (Class I shares)

1992    1993    1994    1995    1996     1997    1998     1999    2000     2001
----    ----    ----    ----    ----     ----    ----     ----    ----     ----
3.79%   2.95%   4.05%   5.80%   5.22%    5.41%   5.39%    4.97%   6.20%    4.22%

BEST QUARTER: 1.59% (3rd quarter of 2000)
WORST QUARTER: 0.66% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                  1 YEAR    5 YEARS  10 YEARS
                 --------- --------- ---------
Class I shares       4.22%     5.24%     4.80%
Lipper Average**     3.73%     4.96%     4.54%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

7-Day Yield* (as of 12/31/01)

 Money Market Portfolio          1.89%
 Average Money Market Fund**     1.45%

 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.
** Source: iMoneyNet, Inc. As of 12/31/01, based on the iMoneyNet First and Second Tier General Purpose Retail Universe.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)
WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                  1 YEAR  5 YEARS 10 YEARS
                  ------  ------- --------
Class I shares    -12.05% 10.47%   12.61%
S&P 500**         -11.88% 10.70%   12.93%
Lipper Average*** -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]






Annual Returns* (Class I shares)

1992     1993   1994    1995    1996    1997    1998    1999    2000    2001
----     ----   ----    ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%   21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)
WORST QUARTER: -18.14% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                1 YEAR  5 YEARS 10 YEARS
                                                ------  ------- --------
       Class I Shares                            -2.08% 11.18%   13.14%
       S&P 500**                                -11.88% 10.70%   12.93%
       Russell(R) 1000 Value Index***            -5.59% 11.13%   14.13%
       Lipper Large Cap Value Funds
         Average****                             -5.98%  8.68%   12.38%
       Lipper Multi Cap Value Funds Average****  -0.22%  9.81%   11.17%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** TheRussell(R) 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.

-------------------------------------------------------------
Balanced Portfolio                                           To achieve our objective, we invest in a mix of equity and
We invest in equity, debt and money market securities in     equity-related securities, debt obligations and money
order to achieve diversification. We seek to maintain a      market instruments. We adjust the percentage of Portfolio
conservative blend of investments that will have strong      assets in each category depending on our expectations
performance in a down market and solid, but not              regarding the different markets. While we make every
necessarily outstanding, performance in up markets.          effort to achieve our objective, we can't guarantee
This Portfolio may be appropriate for an investor looking    success and it is possible that you could lose money.
for diversification with less risk than that of the Flexible
Managed Portfolio, while recognizing that this reduces       We will vary how much of the Portfolio's assets are
the chances of greater appreciation.                         invested in a particular type of security depending on
                                                             how we think the different markets will perform.
--------------------------------------------

Under normal conditions, we will invest within the ranges shown below:

                       Asset Type         Minimum Normal Maximum
                       ----------         ------- ------ -------
                         Stocks             15%     50%    75%
               Debt obligations and money   25%     50%    85%
                   market securities

The equity portion of the Portfolio is generally managed as an index fund, designed to mirror the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio's investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the

U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

-------------------------------------------------------------
Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

--------------------------------------------

Usually, at least 80% of the Portfolio's investable assets will be invested in debt securities that are investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc.-

(Moody's), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio.

---------------------------------------------------------------
Balanced Portfolio                                             To achieve our objective, we invest in a mix of equity
We invest in equity, debt and money market                     and equity-related securities, debt obligations and
securities -- in order to achieve diversification in a single  money market instruments. We adjust the percentage of
Portfolio. We seek to maintain a more aggressive mix of        Portfolio assets in each category depending on our
investments than the Conservative Balanced Portfolio.          expectations regarding the different markets. While we
This Portfolio may be appropriate for an investor looking      make every effort to achieve our objective, we can't
for diversification who is willing to accept a relatively high guarantee success and it is possible that you could lose
level of loss in an effort to achieve greater appreciation.    money.

--------------------------------------------

Generally, we will invest within the ranges shown below:

                       Asset Type        Minimum Normal Maximum
                       ----------        ------- ------ -------
                         Stocks            25%     60%    100%
                 Fixed income securities    0%     40%     75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans or assignments in the form of loan participations and mortgage-related securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in Real Estate Investment Trusts (REITs).

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use interest rate swaps in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Government Income Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. In pursuing our objective, we invest primarily in intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established, sponsored or guaranteed by the U.S. government, including mortgage-backed securities issued by government agencies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              Normally, we will invest at least 80% of the Portfolio's
U.S. Government Securities                                investable assets in U.S. government securities, which
U.S. government securities are considered among the       include Treasury securities, obligations issued or
most creditworthy of debt securities. Because they are    guaranteed by U.S. government agencies and
generally considered less risky, their yields tend to be  instrumentalities and mortgage-related securities lower than the yields from corporate debt. Like all debt  issued by U.S. government instrumentalities or non-
securities, the values of U.S. government securities will governmental corporations.
change as interest rates change.
--------------------------------------------

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. government and related entities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
High Yield Bond Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high total return. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------
High Yield/High Risk                                      Normally, we will invest at least 80% of the Portfolio's
Lower rated and comparable unrated securities tend to     investable assets in medium to lower rated debt
offer better yields than higher rated securities with the securities. These high-yield or "junk bonds" are riskier same maturities because the issuer's financial condition  than higher rated bonds and are considered speculative.
may not have been as strong as that of higher rated
issuers. Changes in the perception of the                 The Portfolio may invest up to 20% of its total assets in
creditworthiness of the issuers of lower rated securities U.S. dollar denominated debt securities issued outside
tend to occur more frequently and in a more pronounced    the U.S. by foreign and U.S. issuers.
manner than for issuers of higher rated securities.
--------------------------------------------

The Portfolio may also acquire common and preferred stock, debt securities and convertible debt and preferred stock.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis. The Portfolio may invest in PIK bonds.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

-------------------------------------------------------------
--------------------------------------------                 We invest in a diversified portfolio of short-term debt
Steady Net Asset Value                                       obligations of the U.S. government, its agencies and
The net asset value for the Portfolio will ordinarily remain instrumentalities, as well as commercial paper, asset
issued at $10 per share because dividends are declared       backed securities, funding agreements, certificates of
and reinvested daily. The price of each share remains        deposit, floating and variable rate demand notes, notes
the same, but when dividends are declared the value of       and other obligations issued by banks, corporations and
your investment grows.                                       other companies (including trust structures), and
--------------------------------------------                 obligations issued by foreign banks, companies or
                                                             foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                                        Total advisory fees as %
Portfolio                                                of average net assets
---------                                               ------------------------
Conservative Balanced..................................           0.55
Diversified Bond.......................................           0.40
Equity.................................................           0.45
Flexible Managed.......................................           0.60
Global.................................................           0.75
Government Income......................................           0.40
High Yield Bond........................................           0.55
Jennison (formerly, Prudential Jennison)...............           0.60
Money Market...........................................           0.40
Stock Index............................................           0.35
Value..................................................           0.40

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Global Portfolio, and the Jennison Portfolio, Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio and the Value Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio and the Stock Index Portfolio. PIM serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. (DAMI) serves as subadviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

Victory Capital Management Inc. (Victory) (formerly, Key Asset Management Inc.) serves as a sub-adviser for a portion of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of December 31, 2001, Victory's total assets under management exceeded $72 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, and Money Market Portfolios, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Conservative Balanced Portfolio and Flexible Managed Portfolio

These Portfolios are managed by a team of portfolio managers. M. Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The Fixed Income segments are managed by the Fixed Income Group of PIM. This Group uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

The equity portion of the Conservative Balanced Portfolio is managed by M. Stumpp, John Moschberger, and Michael Lenarcic. M. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within PIM's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

The equity portion of the Flexible Managed Portfolio is managed by M. Stumpp, and James Scott. The background of M. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM's Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

Government Income Portfolio

The U.S. Liquidity Team of PIM, headed by Peter Cordrey, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

U.S. Liquidity Team

   Assets Under Management (as of December 31, 2001):  $27 billion.

   Team Leader:  Peter Cordrey. General Investment Experience:  20 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. Treasuries, agencies and mortgages.

   Investment Strategy: Focus is on high quality, liquidity and controlled risk.

Diversified Bond Portfolio

The Corporate Team of PIM, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Corporate Team

   Assets Under Management (as of December 31, 2001):  $42 billion.

   Team Leader:  Steven Kellner, CFA. General Investment Experience:  16 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

High Yield Bond Portfolio

The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield Team

   Assets Under Management (as of December 31, 2001):  $8 billion.

   Team Leader:  Paul Appleby. General Investment Experience:  15 years.

   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

   Sector:  Below-investment-grade corporate securities.

   Investment Strategy: The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector trends may contribute to securities selection when appropriate.

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Money Market Portfolio

The Money Market Team of PIM, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

Money Market Team

   Assets Under Management (as of December 31, 2001): $52 billion.

   Team Leader:  Joseph Tully. General Investment Experience:  18 years.

   Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

   Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

Value Portfolio

Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order.

The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                            Conservative Balanced Portfolio
                                                  --------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  --------------------------------------------------
                                                    2001       2000       1999      1998      1997
                                                  --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                  --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income............................     0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses)
 on investments..................................    (0.75)     (0.65)      0.37      1.05      1.26
                                                  --------   --------   --------  --------  --------
   Total from investment operations..............    (0.31)     (0.06)      0.99      1.71      2.02
                                                  --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.............    (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains............    (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains....       --         --      (0.03)       --        --
                                                  --------   --------   --------  --------  --------
   Total distributions...........................    (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                  --------   --------   --------  --------  --------
Net Asset Value, end of year..................... $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                  ========   ========   ========  ========  ========
Total Investment Return:(a)......................    (2.02)%    (0.48)%    6.69 %   11.74 %   13.45 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
 Expenses........................................    0.58 %     0.60 %     0.57 %    0.57 %    0.56 %
 Net investment income...........................    3.05 %     3.79 %     4.02 %    4.19 %    4.48 %
Portfolio turnover rate..........................     239 %       85 %      109 %     167 %      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                              Diversified Bond Portfolio
                                                  -------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  -------------------------------------------------
                                                    2001      2000        1999       1998     1997
                                                  --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                  --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments.....................................     0.12      0.26       (0.75)      0.08    0.11
                                                  --------  --------    --------   --------  ------
   Total from investment operations..............     0.79      1.03       (0.08)      0.77    0.91
                                                  --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                  --------  --------    --------   --------  ------
   Total distributions...........................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                  --------  --------    --------   --------  ------
Net Asset Value, end of year..................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                  ========  ========    ========   ========  ======
Total Investment Return(a).......................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income...........................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..........................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                      F1

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments    (1.35)     (0.86)      0.69      1.14      2.52
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (0.93)     (0.25)      1.27      1.72      3.11
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains....................    (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (5.68)%    (1.44)%    7.78 %   10.24 %   17.96 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
  Expenses...............................................    0.64 %     0.64 %     0.62 %    0.61 %    0.62 %
  Net investment income..................................    2.61 %     3.22 %     3.20 %    3.21 %    3.02 %
Portfolio turnover rate..................................     236 %      132 %       76 %     138 %     227 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F2

Financial Highlights

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                Government Income Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999     1998    1997
                                                          ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $12.02  $11.55  $11.87   $11.52  $11.22
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.89    0.76     0.67    0.75
Net realized and unrealized gains (losses) on investments   0.31    0.52   (1.08)    0.36    0.30
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   0.96    1.41   (0.32)    1.03    1.05
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.72)  (0.91)     --    (0.68)  (0.75)
Distribution from net realized gains.....................     --   (0.03)     --       --      --
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (0.72)  (0.94)     --    (0.68)  (0.75)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $12.26  $12.02  $11.55   $11.87  $11.52
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)...............................   8.06%  12.78%  (2.70)%   9.09%   9.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $311.0  $291.5  $335.5   $443.2  $429.6
Ratios to average net assets:............................
  Expenses...............................................  0.47 %  0.47 %  0.44 %    0.43%   0.44%
  Net investment income..................................   5.53%   6.03%   5.72%    5.71%   6.40%
Portfolio turnover rate..................................    361%    184%    106%     109%     88%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F3

Financial Highlights

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2001     2000     1999    1998     1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                              ----------

                                              ----------


                                              ----------
                                                2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %


                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                2000        1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.


                                      F4

Financial Highlights

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F5

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.


                                      F6

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623



PSF1

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                              Jennison Portfolio

[LOGO] Prudential Financial

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               1  Principal Risks
               3  Evaluating Performance

               4  HOW THE PORTFOLIOS INVEST
               4  Investment Objectives and Policies
               4  Jennison Portfolio

               5  OTHER INVESTMENTS AND STRATEGIES
               5  ADRs
               5  Convertible Debt and Convertible Preferred Stock
               5  Derivatives
               5  Dollar Rolls
               5  Equity Swaps
               5  Forward Foreign Currency Exchange Contracts
               6  Futures Contracts
               6  Interest Rate Swaps
               6  Joint Repurchase Account
               6  Loans and Assignments
               6  Mortgage-related Securities
               7  Options
               7  Real Estate Investment Trusts
               7  Repurchase Agreements
               7  Reverse Repurchase Agreements
               7  Short Sales
               7  Short Sales Against-the-Box
               7  When-Issued and Delayed Delivery Securities
               8  HOW THE FUND IS MANAGED
               8  Board of Directors
               8  Investment Adviser
               8  Investment Sub-Advisers
               8  Portfolio Managers
               9  HOW TO BUY AND SELL SHARES OF THE FUND
               9  Net Asset Value
              11  Distributor
              11  OTHER INFORMATION
              11  Federal Income Taxes
              11  Monitoring for Possible Conflicts
              11  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about the Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for the Portfolio. We describe the terms listed as principal risks below. While we make every effort to achieve the investment objective for the Portfolio, we can't guarantee success and it is possible that you could lose money.

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolio above, we may use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

The Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to the Portfolio.

                                         Total advisory fees as %
Portfolio                                 of average net assets
---------                                ------------------------
Jennison (formerly, Prudential Jennison)           0.60

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

The Portfolio has a sub-adviser providing the day-to-day investment management. PI pays the sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sub-adviser for the Jennison Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For the Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of the Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

                                       Jennison Portfolio (formerly, Prudential Jennison Portfolio)
                           -------------------------------------------------------------------------------
                                                Class I                                   Class II
                           -------------------------------------------------  ----------------------------
                                               Year Ended
                                           December 31, 2001                   Year Ended  February 10, 2000(a)
                           -------------------------------------------------  December 31,       through
                             2001       2000        1999      1998     1997       2001      December 31, 2000
                           --------   --------    --------  --------  ------  ------------ --------------------
Per Share Operating
 Performance:
Net Asset Value,
 beginning of period...... $  22.97   $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                           --------   --------    --------  --------  ------    -------          -------
Income From Investment
 Operations:
Net investment income
 (loss)...................     0.04       0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and
 unrealized gains
 (losses) on investments..    (4.22)     (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                           --------   --------    --------  --------  ------    -------          -------
   Total from investment
    operations............    (4.18)     (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                           --------   --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net
 investment income........    (0.03)        --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net
 realized gains...........    (0.19)     (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                           --------   --------    --------  --------  ------    -------          -------
   Total distributions....    (0.22)     (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                           --------   --------    --------  --------  ------    -------          -------
Net Asset Value, end of
 period................... $  18.57   $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                           ========   ========    ========  ========  ======    =======          =======
Total Investment
 Return(b)................   (18.25)%   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of
 period (in millions)..... $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net
 assets:
 Expenses.................    0.64 %     0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
 Net investment income
   (loss).................    0.18 %     0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate...      86 %       89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.


                                      F1

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:

publicinfo@sec.gov                         on the EDGAR Database at
(The SEC charges a fee to copy documents.) http://www.sec.gov

                                           SEC File No. 811-03623

PSF1

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002



[LOGO] Prudential Financial

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.
                              Jennison Portfolio
                  SP Jennison International Growth Portfolio

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               1  Principal Risks
               4  Evaluating Performance

               6  HOW THE PORTFOLIOS INVEST
               6  Investment Objectives and Policies
               6  Jennison Portfolio
               7  SP Jennison International Growth Portfolio

               8  OTHER INVESTMENTS AND STRATEGIES
               8  ADRs
               8  Convertible Debt and Convertible Preferred Stock
               8  Derivatives
               9  Dollar Rolls
               9  Equity Swaps
               9  Forward Foreign Currency Exchange Contracts
               9  Futures Contracts
               9  Interest Rate Swaps
               9  Joint Repurchase Account
               9  Loans and Assignments
              10  Mortgage-related Securities
              10  Options
              10  Real Estate Investment Trusts
              10  Repurchase Agreements
              10  Reverse Repurchase Agreements
              11  Short Sales
              11  Short Sales Against-the-Box
              11  When-Issued and Delayed Delivery Securities
              11  HOW THE FUND IS MANAGED
              11  Board of Directors
              11  Investment Adviser
              12  Investment Sub-Advisers
              12  Portfolio Managers
              12  HOW TO BUY AND SELL SHARES OF THE FUND
              13  Net Asset Value
              14  Distributor
              14  OTHER INFORMATION
              14  Federal Income Taxes
              15  Monitoring for Possible Conflicts
              15  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks below. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (35.64)%

BEST QUARTER: 8.35% (4th quarter of 2001)    WORST QUARTER: -20.59% (1st
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE     SINCE
                                                      CLASS I  CLASS II
                                                     INCEPTION INCEPTION
                                             1 YEAR  (9/22/00) (10/4/00)
                                             ------- --------- ---------
Class I shares                               -35.64%  -37.67%     --
Class II shares                              -35.92%    --      -37.67%
MSCI EAFE Index**                            -21.44%  -19.33%   -19.33%
Lipper Average***                            -21.48%  -20.77%   -20.77%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, inc.
*** The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                         Total advisory fees as %
Portfolio                                 of average net assets
---------                                ------------------------
Jennison (formerly, Prudential Jennison)           0.60
SP Jennison International Growth........           0.85

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sub-adviser for the Jennison Portfolio, and the SP Jennison International Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

SP Jennison International Growth Portfolio

The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                              ----------

                                              ----------


                                              ----------
                                                2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %


                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                2000        1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623


PSF1

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                              Jennison Portfolio
                                Value Portfolio
                  SP Jennison International Growth Portfolio
                 SP Prudential U.S. Emerging Growth Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               1  Principal Risks
               4  Evaluating Performance

               8  HOW THE PORTFOLIOS INVEST
               8  Investment Objectives and Policies
               8  Jennison Portfolio
               9  Value Portfolio
              10  SP Jennison International Growth Portfolio
              11  SP Prudential U.S. Emerging Growth Portfolio

              13  OTHER INVESTMENTS AND STRATEGIES
              13  ADRs
              13  Convertible Debt and Convertible Preferred Stock
              14  Derivatives
              14  Dollar Rolls
              14  Equity Swaps
              14  Forward Foreign Currency Exchange Contracts
              14  Futures Contracts
              14  Interest Rate Swaps
              14  Joint Repurchase Account
              15  Loans and Assignments
              15  Mortgage-related Securities
              15  Options
              15  Real Estate Investment Trusts
              15  Repurchase Agreements
              16  Reverse Repurchase Agreements
              16  Short Sales
              16  Short Sales Against-the-Box
              16  When-Issued and Delayed Delivery Securities
              16  HOW THE FUND IS MANAGED
              16  Board of Directors
              16  Investment Adviser
              17  Investment Sub-Advisers
              17  Portfolio Managers
              18  HOW TO BUY AND SELL SHARES OF THE FUND
              19  Net Asset Value
              20  Distributor
              20  OTHER INFORMATION
              20  Federal Income Taxes
              21  Monitoring for Possible Conflicts
              21  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 2. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk

SP Prudential U.S. Emerging Growth Portfolio

The Portfolio's investment objective is long-term capital appreciation, which means that the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]






Annual Returns* (Class I shares)

1992     1993   1994    1995    1996    1997    1998    1999    2000    2001
----     ----   ----    ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%   21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)
WORST QUARTER: -18.14% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                1 YEAR  5 YEARS 10 YEARS
                                                ------  ------- --------
       Class I Shares                            -2.08% 11.18%   13.14%
       S&P 500**                                -11.88% 10.70%   12.93%
       Russell(R) 1000 Value Index***            -5.59% 11.13%   14.13%
       Lipper Large Cap Value Funds
         Average****                             -5.98%  8.68%   12.38%
       Lipper Multi Cap Value Funds Average****  -0.22%  9.81%   11.17%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** TheRussell(R) 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (35.64)%

BEST QUARTER: 8.35% (4th quarter of 2001)    WORST QUARTER: -20.59% (1st
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE     SINCE
                                                      CLASS I  CLASS II
                                                     INCEPTION INCEPTION
                                             1 YEAR  (9/22/00) (10/4/00)
                                             ------- --------- ---------
Class I shares                               -35.64%  -37.67%     --
Class II shares                              -35.92%    --      -37.67%
MSCI EAFE Index**                            -21.44%  -19.33%   -19.33%
Lipper Average***                            -21.48%  -20.77%   -20.77%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, inc.
*** The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.78)%

BEST QUARTER: 19.41% (4th quarter of 2001)
WORST QUARTER: -27.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                               SINCE
                                                              CLASS I
                                                             INCEPTION
                                                    1 YEAR   (9/22/00)
                                                    ------   ---------
          Class I Shares                            -17.78%   -25.26%
          S&P MidCap 400 Index**                    -0.62%     -3.57%
          Russell Midcap Growth(R) Index***         -20.15%   -32.41%
          Lipper Multi-Cap Growth Funds Average**** -26.81%   -35.76%
          Lipper Mid Cap Growth Funds Average****   -23.31%   -31.98%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 7/9/01).
   Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap
   400) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation -- gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell Midcap Growth(R) Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation.
   The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Growth Funds Average and Mid Cap Growth Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid Cap Growth Fund Average is also shown, because the management of the portfolios included in the Mid Cap Growth Funds Average is more consistent with the management of the Portfolio.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Value Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term capital appreciation. This means the Portfolio seeks investments whose price will increase over several years. While we make every effort to achieve its objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               In deciding which equities to buy, the Portfolio uses what
A Small/Medium-Sized Stock Portfolio                       is known as a growth investment style. This means the
The Portfolio invests primarily in the stocks of small and Portfolio invests in companies that it believes could
medium-sized companies with the potential for above-       experience superior sales or earnings growth. In
average growth.                                            pursuing this objective, the Portfolio normally invests at
--------------------------------------------               least 80% of the Portfolio's investable assets in equity
                                                           securities of small and medium-sized U.S. companies
                                                           with the potential for above-average growth.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor's Mid-Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2001, this number was $10.5 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio may also use repurchase agreements.

The Portfolio may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.

The Portfolio may use various derivative strategies to try to improve its returns or protect its assets. The Portfolio cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

The Portfolio may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

The Portfolio may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Portfolio's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Composite Stock Price Index) and foreign currencies. The Portfolio may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase.

The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Portfolio Turnover

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                         Total advisory fees as %
Portfolio                                 of average net assets
---------                                ------------------------
Jennison (formerly, Prudential Jennison)           0.60
Value...................................           0.40
SP Jennison International Growth........           0.85
SP Prudential U.S. Emerging Growth......           0.60

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sub-adviser for the Jennison Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Value Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Deutsche Asset Management, Inc. (DAMI) serves as a sub-adviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.

Victory Capital Management Inc. (Victory) (formerly, Key Asset Management Inc.) serves as a sub-adviser for a portion of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of December 31, 2001, Victory's total assets under management exceeded $72 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Value Portfolio

Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

SP Jennison International Growth Portfolio

The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch, Executive Vice President of Jennison, has managed the retail fund counterpart of this Portfolio since it began. Prior to joining Jennison, Ms. Hirsch was a Managing Director of Prudential Investments, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights


                                              ----------

                                              ----------


                                              ----------
                                                2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %


                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                2000        1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.


                                      F1

Financial Highlights

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.


                                      F2

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.


                                      F3

Financial Highlights

                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ----------------------------------------------------
                                                        Class I                     Class II
                                        -----------------------------------     -----------------
                                                          September 22, 2000(a)  July 9, 2001(b)
                                           Year Ended            through             through
                                        December 31, 2001   December 31, 2000   December 31, 2001
                                        ----------------- --------------------- -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...      $  8.38             $ 10.00             $ 7.56
                                             -------             -------             ------
Income from Investment Operations:
Net investment income (loss)...........        (0.01)               0.01              (0.01)
Net realized and unrealized losses on
 investments...........................        (1.48)              (1.62)             (0.67)
                                             -------             -------             ------
   Total from investment operations....        (1.49)              (1.61)             (0.68)
                                             -------             -------             ------
Less Dividends:
Dividends from net investment income...           --               (0.01)                --
                                             -------             -------             ------
Net Asset Value, end of period.........      $  6.89             $  8.38             $ 6.88
                                             =======             =======             ======
Total Investment Return(c).............       (17.78)%            (16.11)%            (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $  31.2             $   6.4             $  0.2
Ratios to average net assets:(d)
 Expenses..............................         0.90%               0.90%(e)           1.30%(e)
 Net investment income (loss)..........        (0.37)%              0.49%(e)          (0.87)%(e)
Portfolio turnover rate................          258%                 82%(f)            258%(f)

(a)Commencement of operations.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.41% and (0.88)%, respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.

(e)Annualized.

(f)Not annualized.


                                      F4

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623



PSF1

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                              Jennison Portfolio
                        Jennison 20/20 Focus Portfolio
                                Value Portfolio
                  SP Jennison International Growth Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               2  Principal Risks
               5  Evaluating Performance

               9  HOW THE PORTFOLIOS INVEST
               9  Investment Objectives and Policies
               9  Jennison Portfolio
              10  Jennison 20/20 Focus Portfolio
              11  Value Portfolio
              12  SP Jennison International Growth Portfolio
              13  OTHER INVESTMENTS AND STRATEGIES
              13  ADRs
              13  Convertible Debt and Convertible Preferred Stock
              14  Derivatives
              14  Dollar Rolls
              14  Equity Swaps
              14  Forward Foreign Currency Exchange Contracts
              14  Futures Contracts
              14  Interest Rate Swaps
              14  Joint Repurchase Account
              14  Loans and Assignments
              15  Mortgage-related Securities
              15  Options
              15  Real Estate Investment Trusts
              15  Repurchase Agreements
              15  Reverse Repurchase Agreements
              16  Short Sales
              16  Short Sales Against-the-Box
              16  When-Issued and Delayed Delivery Securities
              16  HOW THE FUND IS MANAGED
              16  Board of Directors
              17  Investment Adviser
              17  Investment Sub-Advisers
              17  Portfolio Managers
              18  HOW TO BUY AND SELL SHARES OF THE FUND
              19  Net Asset Value
              20  Distributor
              20  OTHER INFORMATION
              20  Federal Income Taxes
              20  Monitoring for Possible Conflicts
              21  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 2. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)

The Portfolio's investment objective is long-term growth of capital. We seek to achieve our objective by investing primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager will use a "value" approach, which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager will use a "growth" approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. "Growth" stocks usually involve a higher level of risk than "value" stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]




Annual Returns* (Class I shares)

 2000     2001
 ----     ----
 (5.41%  (1.01)%

BEST QUARTER: 18.80% (4th quarter of 1999)
WORST QUARTER: -14.47% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                  SINCE     SINCE
                                                 CLASS I  CLASS II
                                                INCEPTION INCEPTION
                                        1 YEAR  (5/3/99)  (2/15/00)
                                        ------- --------- ---------
Class I shares                           -1.01%   4.12%      --
Class II shares                          -1.30%    --      -1.51%
S&P 500**                               -11.88%  -4.31%    -8.50%
Russell(R) 1000 Index***                -12.45%  -3.88%      --
Lipper Large Cap Core Funds Average**** -13.03%  -4.26%      --
Lipper Multi Cap Core Funds Average**** -12.94%    .23%      --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell(R) 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average and Multi Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.
    Source: Lipper, Inc. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]






Annual Returns* (Class I shares)

1992     1993   1994    1995    1996    1997    1998    1999    2000    2001
----     ----   ----    ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%   21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)
WORST QUARTER: -18.14% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                1 YEAR  5 YEARS 10 YEARS
                                                ------  ------- --------
       Class I Shares                            -2.08% 11.18%   13.14%
       S&P 500**                                -11.88% 10.70%   12.93%
       Russell(R) 1000 Value Index***            -5.59% 11.13%   14.13%
       Lipper Large Cap Value Funds
         Average****                             -5.98%  8.68%   12.38%
       Lipper Multi Cap Value Funds Average****  -0.22%  9.81%   11.17%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** TheRussell(R) 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (35.64)%

BEST QUARTER: 8.35% (4th quarter of 2001)    WORST QUARTER: -20.59% (1st
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE     SINCE
                                                      CLASS I  CLASS II
                                                     INCEPTION INCEPTION
                                             1 YEAR  (9/22/00) (10/4/00)
                                             ------- --------- ---------
Class I shares                               -35.64%  -37.67%     --
Class II shares                              -35.92%    --      -37.67%
MSCI EAFE Index**                            -21.44%  -19.33%   -19.33%
Lipper Average***                            -21.48%  -20.77%   -20.77%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, inc.
*** The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              To achieve this objective, the Portfolio will invest
Value & Growth Approaches                                 primarily in up to 40 equity securities of U.S. companies
Our strategy is to combine the efforts of two outstanding that are selected by the Portfolio's two portfolio
portfolio managers, each with a different investment      managers as having strong capital appreciation
style, and to invest in only the favorite stock picks of  potential. Each portfolio manager will manage his own
each manager. One manager will invest using a value       portion of the Portfolio's assets, which will usually
approach, which means he will attempt to identify strong  include a maximum of 20 securities. Because the companies selling at a discount from their perceived true Portfolio will be investing in 40 or fewer securities, an
value. The other manager will use a growth approach,      investment in this Portfolio may be riskier than an
which means he seeks companies that exhibit higher-       investment in a more widely diversified fund. We intend
than-average earnings growth.                             to be fully invested, under normal market conditions, but
--------------------------------------------              may accumulate cash and other short-term investments
                                                          in such amounts and for such temporary periods of time
                                                          as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market; purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts; and purchase or sell securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.


                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                             Total advisory fees as %
Portfolio                                     of average net assets
---------                                    ------------------------
Jennison 20/20 Focus (formerly, 20/20 Focus)           0.75
Jennison (formerly, Prudential Jennison)....           0.60
Value.......................................           0.40
SP Jennison International Growth............           0.85

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Jennison Portfolio, the Jennison 20/20 Focus Portfolio and the SP Jennison International Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Value Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Deutsche Asset Management, Inc. (DAMI) serves as sub-adviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.


Victory Capital Management Inc. (Victory) (formerly, Key Asset Management Inc.) serves as a sub-adviser for a portion of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of December 31, 2001, Victory's total assets under management exceeded $72 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Jennison 20/20 Focus Portfolio

Spiros Segalas, Director, Principal and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. Bradley Goldberg of Jennison manages the value portion of the Portfolio. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Mr. Goldberg joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from New York University. Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

Value Portfolio

Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

SP Jennison International Growth Portfolio

The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities for each Portfolio, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights


                                              ----------

                                              ----------


                                              ----------
                                                2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %


                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                2000        1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.

                                                   Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
                                              ----------------------------------------------------------------------
                                                              Class I                              Class II
                                              ------------------------------------     -----------------------------
                                                                        May 3, 1999(a)              February 15, 2000(b)
                                               Year Ended   Year Ended     through      Year Ended        through
                                              December 31, December 31,  December 31,  December 31,     December 31,
                                                  2001         2000          1999          2001             2000
                                              ------------ ------------ -------------- ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........    $10.99       $11.88        $10.00        $10.99           $11.36
                                                 ------       ------        ------        ------           ------
Income From Investment Operations:
Net investment income........................      0.05         0.05          0.02          0.02             0.01
Net realized and unrealized gains (losses) on
 investments.................................     (0.15)       (0.71)         1.88         (0.15)           (0.19)
                                                 ------       ------        ------        ------           ------
   Total from investment operations..........     (0.10)       (0.66)         1.90         (0.13)           (0.18)
                                                 ------       ------        ------        ------           ------
Less Distributions:
Dividends from net investment income.........     (0.05)       (0.05)        (0.02)        (0.04)           (0.01)
Distributions from net realized gains........     (0.19)       (0.18)           --(e)      (0.19)           (0.18)
                                                 ------       ------        ------        ------           ------
   Total distributions.......................     (0.24)       (0.23)        (0.02)        (0.23)           (0.19)
                                                 ------       ------        ------        ------           ------
Net Asset Value, end of period...............    $10.65       $10.99        $11.88        $10.63           $10.99
                                                 ======       ======        ======        ======           ======
Total Investment Return(c)...................     (1.01)%      (5.41)%       18.95%        (1.30)%          (1.53)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......    $ 87.8       $ 95.8        $ 65.0        $  2.0           $  0.7
Ratios to average net assets:
  Expenses...................................      0.93%        0.88%         1.09%(d)      1.33%            1.28%(d)
  Net investment income......................      0.46%        0.45%         0.33%(d)      0.06%            0.10%(d)
Portfolio turnover rate......................       131%         163%           64%(f)       131%             163%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Less than $0.005 per share.

(f)Not annualized.

Financial Highlights

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

Financial Highlights                                             SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
                                                        86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:

publicinfo@sec.gov                         on the EDGAR Database at
(The SEC charges a fee to copy documents.) http://www.sec.gov

                                           SEC File No. 811-03623

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                   Diversified Conservative Growth Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                          Government Income Portfolio
                           High Yield Bond Portfolio
                              Jennison Portfolio
                        Jennison 20/20 Focus Portfolio
                            Money Market Portfolio
                          Natural Resources Portfolio
                     Small Capitalization Stock Portfolio
                             Stock Index Portfolio
                                Value Portfolio
                        Zero Coupon Bond Portfolio 2005

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               6  Principal Risks
               9  Evaluating Performance

              25  HOW THE PORTFOLIOS INVEST
              25  Investment Objectives and Policies
              25  Conservative Balanced Portfolio
              26  Diversified Bond Portfolio
              27  Diversified Conservative Growth Portfolio
              29  Equity Portfolio
              30  Flexible Managed Portfolio
              31  Global Portfolio
              32  Government Income Portfolio
              33  High Yield Bond Portfolio
              33  Jennison Portfolio
              34  Jennison 20/20 Focus Portfolio
              35  Money Market Portfolio
              36  Natural Resources Portfolio
              37  Small Capitalization Stock Portfolio
              38  Stock Index Portfolio
              39  Value Portfolio
              40  Zero Coupon Bond Portfolio 2005

              41  OTHER INVESTMENTS AND STRATEGIES
              41  ADRs
              41  Convertible Debt and Convertible Preferred Stock
              41  Derivatives
              41  Dollar Rolls
              41  Equity Swaps
              41  Forward Foreign Currency Exchange Contracts
              42  Futures Contracts
              42  Interest Rate Swaps
              42  Joint Repurchase Account
              42  Loans and Assignments
              42  Mortgage-related Securities
              43  Options
              43  Real Estate Investment Trusts
              43  Repurchase Agreements
              43  Reverse Repurchase Agreements
              43  Short Sales
              43  Short Sales Against-the-Box
              43  When-Issued and Delayed Delivery Securities

--------------------------------------------------------------------------------

                   44  HOW THE FUND IS MANAGED
                   44  Board of Directors
                   44  Investment Adviser
                   45  Investment Sub-Advisers
                   46  Portfolio Managers
                   51  HOW TO BUY AND SELL SHARES OF THE FUND
                   52  Net Asset Value
                   53  Distributor
                   54  OTHER INFORMATION
                   54  Federal Income Taxes
                   54  Monitoring for Possible Conflicts
                   54  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 6. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

The Portfolio's investment objective is total investment return consistent with a conservatively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  management risk

Diversified Conservative Growth Portfolio

The Portfolio's investment objective is to provide current income and a reasonable level of capital appreciation. To achieve our investment objective, we will invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio's total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Flexible Managed Portfolio

The Portfolio's investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Government Income Portfolio

The Portfolio's investment objective is a high level of income over the long term consistent with the preservation of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk
    .  market risk
    .  mortgage risk

 An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

High Yield Bond Portfolio

The Portfolio's investment objective is a high total return. In pursuing our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)

The Portfolio's investment objective is long-term growth of capital. We seek to achieve our objective by investing primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager will use a "value" approach, which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager will use a "growth" approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. "Growth" stocks usually involve a higher level of risk than "value" stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.


Natural Resources Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  industry/sector risk
    .  interest rate risk
    .  management risk
    .  market risk

Small Capitalization Stock Portfolio

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve our objective, we invest primarily in equity securities of publicly-traded companies with small market capitalizations. We attempt to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P Small Cap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2002, the S&P SmallCap 600 Index stocks had market capitalizations of between $46 million and $3.3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

Zero Coupon Bond Portfolio 2005

The Portfolio's investment objective is the highest predictable compound investment for a specific period of time, consistent with safety of invested capital. We seek to achieve this objective by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations. On the Portfolio's liquidation date, the Portfolio will redeem all investments. Please refer to your Contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio's shareholders.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I Shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
6.95%  12.20%  (0.97%) 17.27%  12.63%  13.45%  11.74%   6.69%  (0.48)%  (2.02)%

BEST QUARTER: 7.62% (2/nd/ quarter of 1997)
WORST QUARTER: (6.03)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                              1 YEAR  5 YEARS 10 YEARS
                                              ------- ------- --------
Class I shares                                 -2.02%  5.69%    7.55%
S&P 500**                                     -11.88% 10.70%   12.93%
Conservative Balanced Custom Blended Index***  -2.22%  8.81%    9.81%
Lipper Average****                             -2.87%  8.04%    9.19%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Conservative Balanced Custom Blended Index consists of the Standard &
   Poor's 500 Composite Stock Price Index (50%), the Lehman Aggregate Bond
   Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Bond Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.19%  10.13%  (3.23)%  20.73%  4.40%   8.57%   7.15%  (0.74)%  9.72%   6.98

BEST QUARTER: 7.32% (2nd quarter of 1995)     WORST QUARTER: -2.83% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                              1 YEAR 5 YEARS 10 YEARS
                              ------ ------- --------
Class I shares                6.98%   6.27%   6.92%
Lehman Aggregate Bond Index** 8.44%   7.43%   7.23%
Lipper Average***             7.57%   6.44%   7.07%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Conservative Growth Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

2000    2001
----    ----
3.79%   1.51%

BEST QUARTER: 7.80% (4th quarter of 1999)     WORST QUARTER: -5.74% (3rd
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                 SINCE
                                                               INCEPTION
                                                       1 YEAR  (5/3/99)
                                                       ------- ---------
        Class I shares                                   1.51%   4.26%
        S&P 500**                                      -11.88%  -4.31%
        Diversified Conservative Growth Custom Blended
          Index***                                       1.28%   2.39%
        Lipper Average****                              -0.28%   1.83%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
      Lipper, Inc.
*** The Diversified Conservative Growth Custom Blended Index consists of the Standard & Poor's Barra Value Index (15%), the Standard & Poor's Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Aggregate Bond Index (40%), and the Lehman High Yield Bond Index (20%). The "Since Inception" return reflects the closest calendar month-end return. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
      Prudential Investments LLC.
**** The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993     1994    1995    1996    1997    1998    1999     2000    2001
----    ----     ----    ----    ----    ----    ----    ----     ----    ----
7.61%   15.58%  (3.16)%  24.13%  13.64%  17.96%  10.24%  7.78%   (1.44)% (5.68)%

BEST QUARTER: 10.89% (2nd quarter of 1997)
WORST QUARTER: -9.46% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR  5 YEARS 10 YEARS
                                         ------- ------- --------
               Class I shares             -5.68%  5.43%    8.27%
               S&P 500**                 -11.88% 10.70%   12.93%
               Flexible Managed
                 Custom Blended Index***  -4.00%  9.26%   10.52%
               Lipper Average****         -5.27%  7.95%    9.62%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Flexible Managed Custom Blended Index consists of the S&P 500 (60%), the
   Lehman Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                      Annual Returns* (Class I shares)
                      --------------------------------
1992     1993    1994    1995    1996    1997   1998     1999     2000    2001
----     ----    ----    ----    ----    ----   ----     ----     ----    ----
(3.42)%  43.14% (4.89)%  15.88%  19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)
WORST QUARTER: -21.45% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                   1 YEAR  5 YEARS 10 YEARS
                   ------- ------- --------
Class I shares     -17.64%  6.11%   9.39%
MSCI World Index** -16.82%  5.37%   8.06%
Lipper Average***  -15.28%  6.38%   9.57%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Government Income Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]


Annual Return* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
5.85%  12.56%  (5.16)%  19.48%  2.22%   9.67%   9.09%  (2.70)%  12.78%  8.06%

BEST QUARTER: 6.72% (2nd quarter of 1995)     WORST QUARTER: (3.93)% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                          1 YEAR 5 YEARS 10 YEARS
                          ------ ------- --------
Class I shares            8.06%   7.24%   6.95%
Lehman Govt. Bond Index** 7.23%   7.40%   7.14%
Lipper Average***         6.68%   6.70%   6.55%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General U.S. Government Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
High Yield Bond Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
17.53%  19.27% (2.72)%  17.56%  11.39%  13.78% (2.36)%  4.61%  (7.91)%  (0.44)%

BEST QUARTER: 7.12% (1st quarter of 1992)
WORST QUARTER: -9.50% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR 5 YEARS 10 YEARS
                                         ------ ------- --------
               Class I shares            -0.44%  1.28%   6.64%
               Lehman High Yield Index**  5.28%  3.11%   7.58%
               Lipper Average***          1.13%  1.60%   6.59%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman High Yield Index is made up of over 700 noninvestment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]




Annual Returns* (Class I shares)

 2000     2001
 ----     ----
 (5.41%  (1.01)%

BEST QUARTER: 18.80% (4th quarter of 1999)
WORST QUARTER: -14.47% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                  SINCE     SINCE
                                                 CLASS I  CLASS II
                                                INCEPTION INCEPTION
                                        1 YEAR  (5/3/99)  (2/15/00)
                                        ------- --------- ---------
Class I shares                           -1.01%   4.12%      --
Class II shares                          -1.30%    --      -1.51%
S&P 500**                               -11.88%  -4.31%    -8.50%
Russell(R) 1000 Index***                -12.45%  -3.88%      --
Lipper Large Cap Core Funds Average**** -13.03%  -4.26%      --
Lipper Multi Cap Core Funds Average**** -12.94%    .23%      --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell(R) 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average and Multi Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.
    Source: Lipper, Inc. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

                                    [CHART]





Annual Returns* (Class I shares)

1992    1993    1994    1995    1996     1997    1998     1999    2000     2001
----    ----    ----    ----    ----     ----    ----     ----    ----     ----
3.79%   2.95%   4.05%   5.80%   5.22%    5.41%   5.39%    4.97%   6.20%    4.22%

BEST QUARTER: 1.59% (3rd quarter of 2000)
WORST QUARTER: 0.66% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                  1 YEAR    5 YEARS  10 YEARS
                 --------- --------- ---------
Class I shares       4.22%     5.24%     4.80%
Lipper Average**     3.73%     4.96%     4.54%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

7-Day Yield* (as of 12/31/01)

 Money Market Portfolio          1.89%
 Average Money Market Fund**     1.45%

 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.
** Source: iMoneyNet, Inc. As of 12/31/01, based on the iMoneyNet First and Second Tier General Purpose Retail Universe.

--------------------------------------------------------------------------------
Natural Resources Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]


Annual Returns* (Class I shares)

1992   1993    1994    1995    1996    1997     1998     1999    2000    2001
----   ----    ----    ----    ----    ----     ----     ----    ----    ----
7.30%  25.15% (4.30)%  26.92%  30.88% (11.59)% (17.10)%  45.99%  37.66% (10.08)%

BEST QUARTER: 24.94% (2nd quarter of 1999)
WORST QUARTER: -21.60% (4th quarter of 1997)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                  1 YEAR     5 YEARS    10 YEARS
                                ----------- ---------- ----------
              Class I shares        -10.08%      5.78%     10.95%
              S&P 500**             -11.88%     10.70%     12.93%
              Lipper Average***     -11.50%      0.28%      5.10%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Natural Resources Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]



Annual Returns* (Class I shares)

1996      1997      1998      1999      2000      2001
----      ----      ----      ----      ----      ----
19.77%  25.17%     (0.76)%    12.68%    12.81%    5.53%

BEST QUARTER: 20.50% (4th quarter of 2001)
WORST QUARTER: -20.61% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                SINCE
                                              INCEPTION
                          1 YEAR    5 YEARS   (4/25/95)
                         --------- ---------- ----------
Class I shares               5.53%     10.75%     13.94%
S&P SmallCap 600 Index**     6.51%     10.65%     14.34%
Lipper Average***            2.85%      9.81%     13.00%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest month-end return. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)
WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                  1 YEAR  5 YEARS 10 YEARS
                  ------  ------- --------
Class I shares    -12.05% 10.47%   12.61%
S&P 500**         -11.88% 10.70%   12.93%
Lipper Average*** -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]






Annual Returns* (Class I shares)

1992     1993   1994    1995    1996    1997    1998    1999    2000    2001
----     ----   ----    ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%   21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)
WORST QUARTER: -18.14% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                1 YEAR  5 YEARS 10 YEARS
                                                ------  ------- --------
       Class I Shares                            -2.08% 11.18%   13.14%
       S&P 500**                                -11.88% 10.70%   12.93%
       Russell(R) 1000 Value Index***            -5.59% 11.13%   14.13%
       Lipper Large Cap Value Funds Average****  -5.98%  8.68%   12.38%
       Lipper Multi Cap Value Funds Average****  -0.22%  9.81%   11.17%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** TheRussell(R) 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
Zero Coupon Bond Portfolio -- 2005

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolios will achieve similar results in the future.
                                    [CHART]


1992      9.66%
1993      21.94%
1994     -9.61%
1995      31.85%
1996     -1.01%
1997      11.18%
1998      12.35%
1999     -5.66%
2000     -9.03%
2001      8.11%

BEST QUARTER: 12.13% (2nd quarter of 1995)     WORST QUARTER: -7.55% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                          1 YEAR 5 YEARS 10 YEARS
                          ------ ------- --------
Class I shares            8.11%   7.70%   8.62%
Lehman Govt. Bond Index** 7.23%   7.40%   7.14%
Lipper Average***         6.33%   7.92%   9.16%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Brothers Government Bond Index (LGI) is a weighted index made up of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Target Maturity Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.

-------------------------------------------------------------
Balanced Portfolio                                           To achieve our objective, we invest in a mix of equity and
We invest in equity, debt and money market securities in     equity-related securities, debt obligations and money
order to achieve diversification. We seek to maintain a      market instruments. We adjust the percentage of Portfolio
conservative blend of investments that will have strong      assets in each category depending on our expectations
performance in a down market and solid, but not              regarding the different markets. While we make every
necessarily outstanding, performance in up markets.          effort to achieve our objective, we can't guarantee
This Portfolio may be appropriate for an investor looking    success and it is possible that you could lose money.
for diversification with less risk than that of the Flexible
Managed Portfolio, while recognizing that this reduces       We will vary how much of the Portfolio's assets are
the chances of greater appreciation.                         invested in a particular type of security depending on
                                                             how we think the different markets will perform.
--------------------------------------------

Under normal conditions, we will invest within the ranges shown below:

                       Asset Type         Minimum Normal Maximum
                       ----------         ------- ------ -------
                         Stocks             15%     50%    75%
               Debt obligations and money   25%     50%    85%
                   market securities

The equity portion of the Portfolio is generally managed as an index fund, designed to mirror the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio's investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the

U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

-------------------------------------------------------------
Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

--------------------------------------------

Usually, at least 80% of the Portfolio's investable assets will be invested in debt securities that are investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc.-

(Moody's), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Diversified Conservative Growth Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

------------------------------------------------------------
Asset Allocation                                            Under normal market conditions, we invest
This Portfolio is designed for investors who want           approximately 60% of the Portfolio's total assets in debt
investment professionals to make their asset allocation     securities of varying maturities with a dollar-weighted
decisions for them and are seeking current income and       average portfolio maturity of between 4 and 15 years.
low to moderate capital appreciation. We have               (The maturity of a bond is the number of years until the
contracted with five highly regarded sub-advisers who       principal is due and payable. Weighted average maturity
each will manage a portion of the Portfolio's assets. In    is calculated by adding the maturities of all of the bonds this way, the Portfolio offers diversification not only of  in the Portfolio and dividing by the number of bonds on a asset type, but also of investment style. Investors in this dollar-weighted basis.)
Portfolio should have both sufficient time and tolerance
for risk to accept periodic declines in the value of their
investment.

--------------------------------------------

The types of debt securities in which we can invest include U.S. government securities, corporate debt obligations, asset-backed securities, inflation-indexed bonds of governments and corporations and commercial paper. These debt securities will generally be investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio's total assets in lower rated securities that are riskier and considered speculative. At the time these high-yield or "junk bonds" are purchased they will have a minimum rating of B by Moody's, S&P or another major rating service. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Up to 25% of the Portfolio's total assets may be invested in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, supranational organizations, and foreign corporations or financial institutions. Up to 10% of the Portfolio's total assets may be invested in debt obligations of issuers in emerging markets.

The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies. Up to 15% of the Portfolio's total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Generally, the Portfolio's assets will be allocated as shown in the table below. However, we may rebalance the Portfolio's assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio's investment objective and policies.

Percent of
Portfolio  Asset
Assets     Class        Sub-Adviser                                      Investment Style
---------- -----        -----------                                      ----------------

   40%     Fixed income Pacific Investment Management Company LLC        Mostly high-quality debt
                                                                         instruments

   20%     Fixed income Prudential Investment Management, Inc. (PIM)     High-yield debt, including junk
                                                                         bonds and emerging market
                                                                         debt

   15%     Equities     Jennison Associates LLC                          Growth-oriented, focusing on
                                                                         large-cap stocks

   15%     Equities     Jennison Associates LLC                          Value-oriented, focusing on
                                                                         large-cap stocks

   5%      Equities     EARNEST Partners LLC (segment was managed by The Value-oriented, focusing on
                        Dreyfus Corporation until December 20, 2001)     small-cap and mid-cap stocks

   5%      Equities     Franklin Advisers, Inc.                          Growth-oriented, focusing on
                                                                         small-cap and mid-cap
                                                                         stocks.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, financial indexes and U.S. government securities; engage in foreign currency exchange contracts and related options; purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts; purchase and sell futures on debt securities, U.S. government securities, financial indexes, interest rates, interest rate swaps and related options; and invest in delayed delivery and when-issued securities.

The Portfolio may also enter into short sales. No more than 5% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may acquire convertible debt and preferred stock. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio.

---------------------------------------------------------------
Balanced Portfolio                                             To achieve our objective, we invest in a mix of equity
We invest in equity, debt and money market                     and equity-related securities, debt obligations and
securities -- in order to achieve diversification in a single  money market instruments. We adjust the percentage of
Portfolio. We seek to maintain a more aggressive mix of        Portfolio assets in each category depending on our
investments than the Conservative Balanced Portfolio.          expectations regarding the different markets. While we
This Portfolio may be appropriate for an investor looking      make every effort to achieve our objective, we can't
for diversification who is willing to accept a relatively high guarantee success and it is possible that you could lose
level of loss in an effort to achieve greater appreciation.    money.

--------------------------------------------

Generally, we will invest within the ranges shown below:

                       Asset Type        Minimum Normal Maximum
                       ----------        ------- ------ -------
                         Stocks            25%     60%    100%
                 Fixed income securities    0%     40%     75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans or assignments in the form of loan participations and mortgage-related securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in real estate investment trusts (REITs).

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use interest rate swaps in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Government Income Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. In pursuing our objective, we invest primarily in intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established, sponsored or guaranteed by the U.S. government, including mortgage-backed securities issued by government agencies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              Normally, we will invest at least 80% of the Portfolio's
U.S. Government Securities                                investable assets in U.S. government securities, which
U.S. government securities are considered among the       include Treasury securities, obligations issued or
most creditworthy of debt securities. Because they are    guaranteed by U.S. government agencies and
generally considered less risky, their yields tend to be  instrumentalities and mortgage-related securities lower than the yields from corporate debt. Like all debt  issued by U.S. government instrumentalities or non-
securities, the values of U.S. government securities will governmental corporations.
change as interest rates change.
--------------------------------------------

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. government and related entities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
High Yield Bond Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high total return. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------
High Yield/High Risk                                      Normally, we will invest at least 80% of the Portfolio's
Lower rated and comparable unrated securities tend to     investable assets in medium to lower rated debt
offer better yields than higher rated securities with the securities. These high-yield or "junk bonds" are riskier same maturities because the issuer's financial condition  than higher rated bonds and are considered speculative.
may not have been as strong as that of higher rated
issuers. Changes in the perception of the                 The Portfolio may invest up to 20% of its total assets in
creditworthiness of the issuers of lower rated securities U.S. dollar denominated debt securities issued outside
tend to occur more frequently and in a more pronounced    the U.S. by foreign and U.S. issuers.
manner than for issuers of higher rated securities.
--------------------------------------------

The Portfolio may also acquire common and preferred stock, debt securities and convertible debt and preferred stock.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis. The Portfolio may invest in PIK bonds.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              To achieve this objective, the Portfolio will invest
Value & Growth Approaches                                 primarily in up to 40 equity securities of U.S. companies
Our strategy is to combine the efforts of two outstanding that are selected by the Portfolio's two portfolio
portfolio managers, each with a different investment      managers as having strong capital appreciation
style, and to invest in only the favorite stock picks of  potential. Each portfolio manager will manage his own
each manager. One manager will invest using a value       portion of the Portfolio's assets, which will usually
approach, which means he will attempt to identify strong  include a maximum of 20 securities. Because the companies selling at a discount from their perceived true Portfolio will be investing in 40 or fewer securities, an
value. The other manager will use a growth approach,      investment in this Portfolio may be riskier than an
which means he seeks companies that exhibit higher-       investment in a more widely diversified fund. We intend
than-average earnings growth.                             to be fully invested, under normal market conditions, but
--------------------------------------------              may accumulate cash and other short-term investments
                                                          in such amounts and for such temporary periods of time
                                                          as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market; purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts; and purchase or sell securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

--------------------------------------------                 We invest in a diversified portfolio of short-term debt
Steady Net Asset Value                                       obligations of the U.S. government, its agencies and
The net asset value for the Portfolio will ordinarily remain instrumentalities, as well as commercial paper, asset
issued at $10 per share because dividends are declared       backed securities, funding agreements, certificates of
and reinvested daily. The price of each share remains        deposit, floating and variable rate demand notes, notes
the same, but when dividends are declared the value of       and other obligations issued by banks, corporations and
your investment grows.                                       other companies (including trust structures), and
--------------------------------------------                 obligations issued by foreign banks, companies or
                                                             foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
Natural Resources Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Natural Resource Companies are companies that            In pursuing our objective, we normally invest at least
primarily own, explore, mine, process or otherwise       80% of the Portfolio's investable assets in common
develop natural resources, or supply goods and services  stocks and convertible securities of natural resource
to such companies. Natural resources generally include   companies and in securities which are related to the
precious metals, such as gold, silver and platinum,      market value of some natural resource (asset-indexed
ferrous and nonferrous metals, such as iron, aluminum    securities).
and copper, strategic metals such as uranium and
titanium, hydrocarbons such as coal and oil, timberland, We seek securities that are attractively priced as undeveloped real property and agricultural commodities.  compared to the intrinsic value of the underlying natural
--------------------------------------------             resource or securities of companies in a position to
                                                         benefit from current or expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

Up to 30% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------            To achieve this objective, we attempt to duplicate the
S&P SmallCap index                                      performance of the S&P SmallCap 600 Index. Normally
We attempt to duplicate the performance of the Standard we do this by investing at least 80% of the Portfolio's
& Poor's Small Capitalization 600 Stock Index (S&P      investable assets in all or a representative sample of the
SmallCap 600 Index), a market-weighted index which      stocks in the S&P SmallCap 600 Index. Thus, the
consists of 600 smaller capitalization U.S. stocks. The Portfolio is not "managed" in the traditional sense of market capitalization of the companies that make up the using market and economic analyses to select stocks.
S&P SmallCap 600 Index may change from time to
time -- as of January 31, 2002, the S&P SmallCap 600    The Portfolio may also hold cash or cash equivalents, in
Index stocks had market capitalizations of between      which case its performance will differ from that of the
$46 million and $3.3 billion. They are selected for     Index.
market size, liquidity and industry group. The S&P
SmallCap 600 Index has above-average risk and may
fluctuate more than the S&P 500.
--------------------------------------------

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on equity securities and stock indexes; purchase and sell stock index futures contracts and options on those futures contracts; purchase and sell exchange-traded fund shares; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

 A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Zero Coupon Bond Portfolio 2005
--------------------------------------------------------------------------------

The investment objective of this Portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. We seek to achieve this objective by investing at least 80% of the Portfolio's investable assets in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities). On the liquidation date all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed. Please refer to your variable contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                In pursuing its objective, the Portfolio invests only in debt
Active Management                                           securities that do not involve substantial risk of loss of
The Portfolio seeks a higher yield than would be realized   capital through default and that can be readily sold.
by just holding the Portfolio's initial investments. We     Although these securities are not high-risk, their value
actively manage the Portfolio to take advantage of          does vary because of changes in interest rates.
trading opportunities that may arise from supply and
demand dynamics or perceived differences in the quality     In order to lessen the impact of interest rate changes, we
or liquidity of securities.                                 will keep the duration of the Portfolio within one year of the Portfolio's liquidation date. (Duration is a measure of
Of course, by pursuing this strategy, the Portfolio has the a "length" of a bond, or in this case, a portfolio of bonds.
risk that it will not realize the yield of its initial      It is a mathematical calculation that takes into account
investments.                                                the maturities of the bonds, coupon rates and prevailing
--------------------------------------------                interest rates.)

Generally, we invest at least 70% of the Portfolio's total assets in stripped securities that are obligations of the U.S. government and which mature within two years of the Portfolio's liquidation date. Up to 30% of the Portfolio's total assets may be invested in either stripped securities of corporations or interest bearing corporate debt securities rated no lower than Baa by a major rating service (or, if unrated, of comparable quality in our judgment).

Under normal conditions, no more than 20% of the Portfolio's investable assets may be invested in interest-bearing securities. However, as the liquidation date of the Portfolio draws near, we may invest more than 20% in interest bearing securities as a defensive measure.

Under normal circumstances, the Portfolio may invest in money market instruments for cash management purposes. As the Portfolio's liquidation date nears, we may increase our investment in money market instruments. In addition, in response to adverse market conditions, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Except for the Money Market Portfolio and the Zero Coupon Bond Portfolio 2005, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                             Total advisory fees as %
Portfolio                                     of average net assets
---------                                    ------------------------
Conservative Balanced.......................           0.55
Diversified Bond............................           0.40
Diversified Conservative Growth.............           0.75
Equity......................................           0.45
Flexible Managed............................           0.60
Global......................................           0.75
Government Income...........................           0.40
High Yield Bond.............................           0.55
Jennison 20/20 Focus (formerly, 20/20 Focus)           0.75
Jennison (formerly, Prudential Jennison)....           0.60
Money Market................................           0.40
Natural Resources...........................           0.45
Small Capitalization Stock..................           0.40
Stock Index.................................           0.35
Value.......................................           0.40
Zero Coupon Bond 2005.......................           0.40


--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Global Portfolio, the Natural Resources Portfolio, the Jennison Portfolio, the Jennison 20/20 Focus Portfolio, and the SP Jennison International Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio, the Equity Portfolio, and the Value Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIM serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. (DAMI) serves as subadviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.

EARNEST Partners LLC (EARNEST) serves as a sub-adviser to a portion of the assets of the Diversified Conservative Growth Portfolio. EARNEST was founded in 1997 and as of December 31, 2001, managed approximately $3.55 billion in assets. EARNEST's address is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309.

Franklin Advisers, Inc. (Franklin) serves as a sub-adviser to a portion of the Diversified Conservative Growth Portfolio. Franklin's address is One Franklin Parkway, San Mateo, California 94403. As of November 30, 2001, Franklin and its affiliates managed over $261 billion in assets.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

Victory Capital Management Inc. (Victory) (formerly, Key Asset Management Inc.) serves as a sub-adviser for a portion of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of December 31, 2001, Victory's total assets under management exceeded $72 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, Money Market, and Zero Coupon Bond 2005 Portfolios, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Conservative Balanced Portfolio and Flexible Managed Portfolio

These Portfolios are managed by a team of portfolio managers. M. Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The Fixed Income segments are managed by the Fixed Income Group of PIM. This Group uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

The equity portion of the Conservative Balanced Portfolio is managed by M. Stumpp, John Moschberger, and Michael Lenarcic. M. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within PIM's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

The equity portion of the Flexible Managed Portfolio is managed by M. Stumpp, and James Scott. The background of M. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM's Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

Government Income Portfolio and Zero Coupon Bond Portfolio 2005

The U.S. Liquidity Team of PIM, headed by Peter Cordrey, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

U.S. Liquidity Team

   Assets Under Management (as of December 31, 2001):  $27 billion.

   Team Leader:  Peter Cordrey. General Investment Experience:  20 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. Treasuries, agencies and mortgages.

   Investment Strategy: Focus is on high quality, liquidity and controlled risk.

Diversified Bond Portfolio

The Corporate Team of PIM, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Corporate Team

   Assets Under Management (as of December 31, 2001):  $42 billion.

   Team Leader:  Steven Kellner, CFA. General Investment Experience:  16 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Diversified Conservative Growth Portfolio

A portfolio management team led by William H. Gross manages the core fixed-income portion of the Diversified Conservative Growth Portfolio.
Mr. Gross is a founder and Managing Director of Pacific Investment Management Company (PIMCO) and has been associated with the firm for 30 years. As Chief Investment Officer of PIMCO he oversees the management of over $220 billion of fixed income securities. He has over 32 years of investment experience, and holds a bachelor's degree from Duke University and MBA from UCLA Graduate School of Business. The portfolio management team develops and implements investment strategy for its portion of the Portfolio.

The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield Team

   Assets Under Management (as of December 31, 2001):  $8 billion.

   Team Leader:  Paul Appleby. General Investment Experience:  15 respectively.

   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

   Sector:  Below-investment-grade corporate securities.

Investment Strategy: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.

The large-cap growth equity portion of the Portfolio advised by Jennison is managed by Spiros "Sig" Segalas, Michael A. Del Balso, and Kathleen A. McCarragher. Mr. Segalas is a founding member, and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

The large-cap value equity portion of the Portfolio advised by Jennison is managed by Tom Kolefas and Bradley L. Goldberg. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles & Company, L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

Edward B. Jamieson, Michael McCarthy and Aidan O'Connell manage the portion of the Portfolio assigned to Franklin. Mr. Jamieson is an Executive Vice President of Franklin and Managing Director of Franklin's equity and high yield groups. He has been with Franklin since 1987. Mr. McCarthy joined Franklin in 1992 and is a vice president and portfolio manager specializing in research analysis of several technology groups. Mr. O'Connell joined Franklin in 1998 and is a research analyst specializing in research analysis of the semiconductor and semiconductor capital equipment industries. Prior to joining Franklin, Mr. O'Connell was a research associate and corporate finance associate with Hambrecht & Quist.

Paul E. Viera, Jr. manages the small/mid-cap value portion of the Portfolio assigned to EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1992 to 1998.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

High Yield Bond Portfolio

The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield Team

   Assets Under Management (as of December 31, 2001):  $8 billion.

   Team Leader:  Paul Appleby. General Investment Experience:  15 years.

   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

   Sector:  Below-investment-grade corporate securities.

   Investment Strategy: The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector trends may contribute to securities selection when appropriate.

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Jennison 20/20 Focus Portfolio

Spiros Segalas, Director, Principal and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. Bradley Goldberg of Jennison manages the value portion of the Portfolio. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Mr. Goldberg joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from New York University. Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

Money Market Portfolio

The Money Market Team of PIM, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

Money Market Team

   Assets Under Management (as of December 31, 2001): $52 billion.

   Team Leader:  Joseph Tully. General Investment Experience:  18 years.

   Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

   Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Natural Resources Portfolio

Leigh Goehring and Mark DeFranco manage this Portfolio. Mr. Goehring, a Vice President of Jennison since September 2000, has been managing this Portfolio since 1991. Prior to joining Jennison, he was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1986, Mr. Goehring managed general equity accounts in the Trust Department at The Bank of New York. He earned a B.A. from Hamilton College. Mr. DeFranco, a Vice President of Jennison, joined Jennison in 1998 with over 12 years of experience in the investment industry. Prior to joining Jennison he was a precious metals equity analyst and portfolio manager at Pomboy Capital and an equity analyst at Comstock Partners. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

Value Portfolio

Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                            Conservative Balanced Portfolio
                                                  --------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  --------------------------------------------------
                                                    2001       2000       1999      1998      1997
                                                  --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                  --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income............................     0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses)
 on investments..................................    (0.75)     (0.65)      0.37      1.05      1.26
                                                  --------   --------   --------  --------  --------
   Total from investment operations..............    (0.31)     (0.06)      0.99      1.71      2.02
                                                  --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.............    (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains............    (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains....       --         --      (0.03)       --        --
                                                  --------   --------   --------  --------  --------
   Total distributions...........................    (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                  --------   --------   --------  --------  --------
Net Asset Value, end of year..................... $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                  ========   ========   ========  ========  ========
Total Investment Return:(a)......................    (2.02)%    (0.48)%    6.69 %   11.74 %   13.45 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
 Expenses........................................    0.58 %     0.60 %     0.57 %    0.57 %    0.56 %
 Net investment income...........................    3.05 %     3.79 %     4.02 %    4.19 %    4.48 %
Portfolio turnover rate..........................     239 %       85 %      109 %     167 %      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                              Diversified Bond Portfolio
                                                  -------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  -------------------------------------------------
                                                    2001      2000        1999       1998     1997
                                                  --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                  --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments.....................................     0.12      0.26       (0.75)      0.08    0.11
                                                  --------  --------    --------   --------  ------
   Total from investment operations..............     0.79      1.03       (0.08)      0.77    0.91
                                                  --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                  --------  --------    --------   --------  ------
   Total distributions...........................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                  --------  --------    --------   --------  ------
Net Asset Value, end of year..................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                  ========  ========    ========   ========  ======
Total Investment Return(a).......................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income...........................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..........................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                      F1

Financial Highlights

                                                          Diversified Conservative Growth Portfolio
                                                          -------------------------------------
                                                                Year Ended          May 3, 1999 (a)
                                                               December 31,             through
                                                          ---------------------      December 31,
                                                             2001           2000         1999
                                                            ------         ------   ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $10.16          $10.37        $10.00
                                                            ------         ------       ------
Income from Investment Operations:
Net investment income....................................   0.42            0.46          0.22
Net realized and unrealized gains (losses) on investments  (0.28)          (0.09)         0.39
                                                            ------         ------       ------
   Total from investment operations......................   0.14            0.37          0.61
                                                            ------         ------       ------
Less Distributions:
Dividends from net investment income.....................  (0.41)          (0.46)        (0.22)
Distributions in excess of net investment income.........     --           (0.01)        (0.02)
Distributions from net realized gains....................     --           (0.09)           --
Distributions in excess of net realized gains............     --           (0.02)           --
                                                            ------         ------       ------
   Total distributions...................................  (0.41)          (0.58)        (0.24)
                                                            ------         ------       ------
Net Asset Value, end of period........................... $ 9.89          $10.16        $10.37
                                                            ======         ======       ======
Total Investment Return(b)...............................   1.51%           3.79%         6.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $204.1          $204.8        $115.8
Ratios to average net assets:
  Expenses...............................................   0.94%           0.93%         1.05%(c)
  Net investment income..................................   4.17%           4.71%         3.74%(c)
Portfolio turnover rate..................................    315%            319%          107%(d)

(a)Commencement of investment operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.


                                      F2

Financial Highlights

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments    (1.35)     (0.86)      0.69      1.14      2.52
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (0.93)     (0.25)      1.27      1.72      3.11
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains....................    (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (5.68)%    (1.44)%    7.78 %   10.24 %   17.96 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
  Expenses...............................................    0.64 %     0.64 %     0.62 %    0.61 %    0.62 %
  Net investment income..................................    2.61 %     3.22 %     3.20 %    3.21 %    3.02 %
Portfolio turnover rate..................................     236 %      132 %       76 %     138 %     227 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F3

Financial Highlights

                                                                Government Income Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999     1998    1997
                                                          ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $12.02  $11.55  $11.87   $11.52  $11.22
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.89    0.76     0.67    0.75
Net realized and unrealized gains (losses) on investments   0.31    0.52   (1.08)    0.36    0.30
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   0.96    1.41   (0.32)    1.03    1.05
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.72)  (0.91)     --    (0.68)  (0.75)
Distribution from net realized gains.....................     --   (0.03)     --       --      --
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (0.72)  (0.94)     --    (0.68)  (0.75)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $12.26  $12.02  $11.55   $11.87  $11.52
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)...............................   8.06%  12.78%  (2.70)%   9.09%   9.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $311.0  $291.5  $335.5   $443.2  $429.6
Ratios to average net assets:............................
  Expenses...............................................  0.47 %  0.47 %  0.44 %    0.43%   0.44%
  Net investment income..................................   5.53%   6.03%   5.72%    5.71%   6.40%
Portfolio turnover rate..................................    361%    184%    106%     109%     88%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2001     2000     1999    1998     1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F4

Financial Highlights

                                              ----------

                                              ----------


                                              ----------
                                                2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %


                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                2000        1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.


                                      F5

Financial Highlights

                                                   Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
                                              ----------------------------------------------------------------------
                                                              Class I                              Class II
                                              ------------------------------------     -----------------------------
                                                                        May 3, 1999(a)              February 15, 2000(b)
                                               Year Ended   Year Ended     through      Year Ended        through
                                              December 31, December 31,  December 31,  December 31,     December 31,
                                                  2001         2000          1999          2001             2000
                                              ------------ ------------ -------------- ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........    $10.99       $11.88        $10.00        $10.99           $11.36
                                                 ------       ------        ------        ------           ------
Income From Investment Operations:
Net investment income........................      0.05         0.05          0.02          0.02             0.01
Net realized and unrealized gains (losses) on
 investments.................................     (0.15)       (0.71)         1.88         (0.15)           (0.19)
                                                 ------       ------        ------        ------           ------
   Total from investment operations..........     (0.10)       (0.66)         1.90         (0.13)           (0.18)
                                                 ------       ------        ------        ------           ------
Less Distributions:
Dividends from net investment income.........     (0.05)       (0.05)        (0.02)        (0.04)           (0.01)
Distributions from net realized gains........     (0.19)       (0.18)           --(e)      (0.19)           (0.18)
                                                 ------       ------        ------        ------           ------
   Total distributions.......................     (0.24)       (0.23)        (0.02)        (0.23)           (0.19)
                                                 ------       ------        ------        ------           ------
Net Asset Value, end of period...............    $10.65       $10.99        $11.88        $10.63           $10.99
                                                 ======       ======        ======        ======           ======
Total Investment Return(c)...................     (1.01)%      (5.41)%       18.95%        (1.30)%          (1.53)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......    $ 87.8       $ 95.8        $ 65.0        $  2.0           $  0.7
Ratios to average net assets:
  Expenses...................................      0.93%        0.88%         1.09%(d)      1.33%            1.28%(d)
  Net investment income......................      0.46%        0.45%         0.33%(d)      0.06%            0.10%(d)
Portfolio turnover rate......................       131%         163%           64%(f)       131%             163%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Less than $0.005 per share.

(f)Not annualized.

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F6

Financial Highlights

                                                                   Natural Resources Portfolio
                                                          -------------------------------------------
                                                                           Year Ended
                                                                          December 31,
                                                          -------------------------------------------
                                                           2001      2000    1999    1998      1997
                                                          -------   ------  ------  -------   -------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.59   $17.38  $11.98  $ 15.24   $ 19.77
                                                          -------   ------  ------  -------   -------
Income From Investment Operations:
Net investment income....................................    0.43     0.13    0.10     0.09      0.12
Net realized and unrealized gains (losses) on investments   (2.89)    6.36    5.40    (2.48)    (2.43)
                                                          -------   ------  ------  -------   -------
   Total from investment operations......................   (2.46)    6.49    5.50    (2.39)    (2.31)
                                                          -------   ------  ------  -------   -------
Less Distributions:
Dividends from net investment income.....................   (0.55)   (0.16)  (0.10)   (0.11)    (0.10)
Distributions in excess of net investment income.........      --    (0.09)     --       --        --
Distributions from net realized gains....................   (1.47)   (0.03)     --    (0.75)    (2.12)
Tax return of capital distributions......................      --       --      --    (0.01)       --
                                                          -------   ------  ------  -------   -------
   Total distributions...................................   (2.02)   (0.28)  (0.10)   (0.87)    (2.22)
                                                          -------   ------  ------  -------   -------
Net Asset Value, end of year............................. $ 19.11   $23.59  $17.38  $ 11.98   $ 15.24
                                                          =======   ======  ======  =======   =======
Total Investment Return(a)...............................  (10.08)%  37.66%  45.99%  (17.10)%  (11.59)%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 336.1   $393.2  $289.5  $ 236.9   $ 358.0
Ratios to average net assets:
  Expenses...............................................    0.52%    0.58%   0.57%   0.61 %     0.54%
  Net investment income..................................    1.94%    0.67%   0.70%   0.63 %     0.60%
Portfolio turnover rate..................................     23 %     30 %    26 %     12 %      32 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                            Small Capitalization Stock Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999    1998     1997
                                                          ------  ------  ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $17.11  $16.25  $14.71  $15.93   $13.79
                                                          ------  ------  ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.06    0.07    0.10    0.09     0.10
Net realized and unrealized gains (losses) on investments   0.67    1.81    1.71   (0.25)    3.32
                                                          ------  ------  ------  ------   ------
   Total from investment operations......................   0.73    1.88    1.81   (0.16)    3.42
                                                          ------  ------  ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.08)  (0.08)     --   (0.09)   (0.10)
Distributions from net realized gains....................  (2.28)  (0.94)  (0.27)  (0.97)   (1.18)
                                                          ------  ------  ------  ------   ------
   Total distributions...................................  (2.36)  (1.02)  (0.27)  (1.06)   (1.28)
                                                          ------  ------  ------  ------   ------
Net Asset Value, end of year............................. $15.48  $17.11  $16.25  $14.71   $15.93
                                                          ======  ======  ======  ======   ======
Total Investment Return(a)...............................   5.53%  12.81%  12.68%  (0.76)%  25.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $611.1  $568.3  $437.5  $360.4   $290.3
Ratios to average net assets:
  Expenses...............................................   0.48%   0.48%   0.45%   0.47%    0.50%
  Net investment income..................................   0.52%   0.59%   0.70%   0.57%    0.69%
Portfolio turnover rate..................................    23 %    29 %    31 %    26 %     31 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



                                      F7

Financial Highlights

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.


                                      F8

Financial Highlights

                                                              Zero Coupon Bond Portfolio 2005
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999     1998    1997
                                                          ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $13.38  $12.68  $13.44   $12.60  $12.25
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.65    0.67     0.66    0.68
Net realized and unrealized gains (losses) on investments   0.42    1.02   (1.43)    0.87    0.66
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   1.07    1.67   (0.76)    1.53    1.34
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.64)  (0.67)     --    (0.67)  (0.71)
Distributions from net realized gains....................  (0.04)  (0.30)     --    (0.02)  (0.28)
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (0.68)  (0.97)     --    (0.69)  (0.99)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $13.77  $13.38  $12.68   $13.44  $12.60
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)...............................   8.11%  13.76%  (5.66)%  12.35%  11.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 55.0  $ 49.8  $ 45.4   $ 45.5  $ 30.8
Ratios to average net assets:
  Expenses...............................................   0.63%   0.65%   0.59%    0.61%   0.74%
  Net investment income..................................   5.05%   5.26%   5.31%    5.35%   5.71%
Portfolio turnover rate..................................    10 %    67 %    15 %      --%    35 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



                                      F9

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623

--------------------------------------------------------------------------------

PSF1

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                          Diversified Bond Portfolio
                               Equity Portfolio
                               Global Portfolio
                           High Yield Bond Portfolio
                              Jennison Portfolio
                            Money Market Portfolio
                             Stock Index Portfolio
                SP Aggressive Growth Asset Allocation Portfolio
                      SP AIM Aggressive Growth Portfolio
                         SP AIM Core Equity Portfolio
                    SP Alliance Large Cap Growth Portfolio
                       SP Alliance Technology Portfolio
                    SP Balanced Asset Allocation Portfolio
                  SP Conservative Asset Allocation Portfolio
                           SP Davis Value Portfolio
                  SP Deutsche International Equity Portfolio
                     SP Growth Asset Allocation Portfolio
                   SP INVESCO Small Company Growth Portfolio
                  SP Jennison International Growth Portfolio
                         SP Large Cap Value Portfolio
                    SP MFS Capital Opportunities Portfolio
                        SP MFS Mid-Cap Growth Portfolio
                         SP PIMCO High Yield Portfolio
                        SP PIMCO Total Return Portfolio
                 SP Prudential U.S. Emerging Growth Portfolio
                       SP Small/Mid-Cap Value Portfolio
                SP Strategic Partners Focused Growth Portfolio

                                     [LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
              11  Principal Risks
              14  Evaluating Performance

              41  HOW THE PORTFOLIOS INVEST
              41  Investment Objectives and Policies
              41  Diversified Bond Portfolio
              42  Equity Portfolio
              43  Global Portfolio
              44  High Yield Bond Portfolio
              44  Jennison Portfolio
              45  Money Market Portfolio
              46  Stock Index Portfolio
              47  SP AIM Aggressive Growth Portfolio
              48  SP AIM Core Equity Portfolio
              50  SP Alliance Large Cap Growth Portfolio
              52  SP Alliance Technology Portfolio
              52  SP Asset Allocation Portfolios
              53  SP Aggressive Growth Asset Allocation Portfolio
              54  SP Balanced Asset Allocation Portfolio
              54  SP Conservative Asset Allocation Portfolio
              55  SP Growth Asset Allocation Portfolio
              55  SP Davis Value Portfolio
              56  SP Deutsche International Equity Portfolio
              59  SP INVESCO Small Company Growth Portfolio
              59  SP Jennison International Growth Portfolio
              61  SP Large Cap Value Portfolio
              62  SP MFS Capital Opportunities Portfolio
              63  SP MFS Mid-Cap Growth Portfolio
              64  SP PIMCO High Yield Portfolio
              65  SP PIMCO Total Return Portfolio
              67  SP Prudential U.S. Emerging Growth Portfolio
              69  SP Small/Mid-Cap Value Portfolio
              70  SP Strategic Partners Focused Growth Portfolio
              73  OTHER INVESTMENTS AND STRATEGIES
              73  ADRs
              73  Convertible Debt and Convertible Preferred Stock
              73  Derivatives
              73  Dollar Rolls
              73  Equity Swaps
              73  Forward Foreign Currency Exchange Contracts
              73  Futures Contracts
              74  Interest Rate Swaps
              74  Joint Repurchase Account
              74  Loans and Assignments
              74  Mortgage-related Securities
              74  Options

--------------------------------------------------------------------------------
Table of Contents (continued)

                75  Real Estate Investment Trusts
                75  Repurchase Agreements
                75  Reverse Repurchase Agreements
                75  Short Sales
                75  Short Sales Against-the-Box
                75  When-Issued and Delayed Delivery Securities
                76  HOW THE FUND IS MANAGED
                76  Board of Directors
                76  Investment Adviser
                77  Investment Sub-Advisers
                78  Portfolio Managers
                84  HOW TO BUY AND SELL SHARES OF THE FUND
                85  Net Asset Value
                86  Distributor
                86  OTHER INFORMATION
                86  Federal Income Taxes
                86  Monitoring for Possible Conflicts
                87  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 11. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  management risk

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

High Yield Bond Portfolio

The Portfolio's investment objective is a high total return. In pursuing our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

SP Aggressive Growth Asset Allocation Portfolio

The SP Aggressive Growth Asset Allocation Portfolio seeks capital appreciation by investing in large cap equity Portfolios, international Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Aggressive Growth Asset Allocation Portfolio invests in shares of the following Fund Portfolios:

    . a large capitalization equity component (approximately 40% of the Portfolio, invested in shares of the SP Davis Value Portfolio (20% of Portfolio), the SP Alliance Large Cap Growth Portfolio (10% of Portfolio), and the Jennison Portfolio (10% of Portfolio)); and

    . an international component (approximately 35% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (17.5% of Portfolio) and the SP Deutsche International Equity Portfolio (17.5% of Portfolio)); and

    . a small/mid-capitalization equity component (approximately 25% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (12.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP AIM Aggressive Growth Portfolio

The Portfolio's investment objective is to achieve long-term growth of capital. The Portfolio seeks to meet this objective by investing primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year. Growth stocks usually involve a higher level of risk than value stocks, because growth stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, A I M Capital Management, Inc. will invest in securities of small- and medium-sized growth companies, may invest up to 25% of its total assets in foreign securities and may invest up to 25% of its total assets in real estate investment trusts (REITs). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  liquidity risk
    .  management risk
    .  market risk

SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)

The Portfolio's primary investment objective is growth of capital with a secondary objective of current income. The Portfolio seeks to meet these objectives by investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. In complying with this 80% requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. A I M Capital Management, Inc. considers whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  interest rate risk
    .  leveraging risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Alliance Large Cap Growth Portfolio

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio normally invests at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio's total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance Capital Management, L.P. ("Alliance") selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. "Alliance", "Alliance Capital" and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Alliance Technology Portfolio

The Portfolio's objective is growth of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Portfolio may invest up to 25% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  industry/sector risk
    .  interest rate risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Balanced Asset Allocation Portfolio

The SP Balanced Asset Allocation Portfolio seeks to provide a balance between current income and growth of capital by investing in fixed income Portfolios, large cap equity Portfolios, small/mid-cap equity Portfolios, and international equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio invests in shares of the following
Portfolios:

    . a fixed income component (approximately 40% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (25% of Portfolio) and the SP PIMCO High Yield Portfolio (15% of Portfolio)); and

    . a large capitalization equity component (approximately 35% of the Portfolio, invested in shares of the SP Davis Value Portfolio (17.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (8.75% of Portfolio), and the Jennison Portfolio (8.75% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)); and

    . an international component (approximately 10% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (5% of Portfolio) and the SP Deutsche International Equity Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

The SP Conservative Asset Allocation Portfolio seeks to provide current income with low to moderate capital appreciation by investing in fixed income Portfolios, large cap equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio invests in shares of the following Portfolios:

    . a fixed income component (approximately 60% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (40% of Portfolio) and the SP PIMCO High Yield Portfolio (20% of Portfolio)); and

    . a large capitalization equity component (approximately 30% of the Portfolio, invested in shares of the SP Davis Value Portfolio (15% of Portfolio), the SP Alliance Large Cap Growth Portfolio (7.5% of Portfolio), and the Jennison Portfolio (7.5% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 10% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Davis Value Portfolio

SP Davis Value Portfolio's investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers use the investment philosophy of Davis Selected Advisers, L.P. to select common stocks of quality, overlooked growth companies at value prices and to hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company's true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that "Value" Stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Deutsche International Equity Portfolio

The Portfolio's investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio seeks to achieve its goal by investing primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Inc. (DAMI)

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Growth Asset Allocation Portfolio

The SP Growth Asset Allocation Portfolio seeks to provide long-term growth of capital with consideration also given to current income, by investing in large-cap equity Portfolios, fixed income Portfolios, international equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio invests in shares of the following
Portfolios:

    . a large capitalization equity component (approximately 45% of the Portfolio, invested in shares of the SP Davis Value Portfolio (22.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (11.25% of Portfolio), and the Jennison Portfolio (11.25% of Portfolio)); and

    . a fixed income component (approximately 20% of the Portfolio, invested in shares of the SP PIMCO High Yield Portfolio (10% of Portfolio) and the SP PIMCO Total Return Portfolio (10% of Portfolio)); and

    . an international component (approximately 20% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (10% of Portfolio) and the SP Deutsche International Equity Portfolio (10% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP INVESCO Small Company Growth Portfolio

The Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio will invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition, and have a higher rate of failure than larger companies. On the other hand, large companies were once small companies themselves, and the growth opportunities of some small companies may be quite high. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by INVESCO Funds Group, Inc.

   Principal Risks:
    .  company risk
    .  management risk
    .  market risk

SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk

SP Large Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk, to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP MFS Capital Opportunities Portfolio

The Portfolio's investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's portfolio manager and MFS's large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

SP MFS Mid-Cap Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests, under normal market conditions, at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Massachusetts Financial Services Company (MFS) believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 80% investment policy. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

SP PIMCO High Yield Portfolio

The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody's Investor Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade fixed income instruments. The average duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  leveraging risk
    .  liquidity risk
    .  management risk
    .  market risk
    .  mortgage risk

SP PIMCO Total Return Portfolio

The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  interest rate risk
    .  management risk

SP Prudential U.S. Emerging Growth Portfolio

The Portfolio's investment objective is long-term capital appreciation, which means that the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Small/Mid-Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with small to medium market capitalizations (those with market capitalizations similar to companies in the S&P Small Cap 600 or the Russell 2000 for small market capitalization and the S&P MidCap 400 or the Russell Midcap(R) Index for medium market capitalization). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow, or in relation to securities of other companies in the same industry, (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Strategic Partners Focused Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. This means the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk
    .  foreign investment risk

    .  management risk
    .  market risk
    .  portfolio turnover risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio's shareholders.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Diversified Bond Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.19%  10.13%  (3.23)%  20.73%  4.40%   8.57%   7.15%  (0.74)%  9.72%   6.98

BEST QUARTER: 7.32% (2nd quarter of 1995)     WORST QUARTER: -2.83% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                              1 YEAR 5 YEARS 10 YEARS
                              ------ ------- --------
Class I shares                6.98%   6.27%   6.92%
Lehman Aggregate Bond Index** 8.44%   7.43%   7.23%
Lipper Average***             7.57%   6.44%   7.07%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                      Annual Returns* (Class I shares)
                      --------------------------------
1992     1993    1994    1995    1996    1997   1998     1999     2000    2001
----     ----    ----    ----    ----    ----   ----     ----     ----    ----
(3.42)%  43.14% (4.89)%  15.88%  19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)
WORST QUARTER: -21.45% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                   1 YEAR  5 YEARS 10 YEARS
                   ------- ------- --------
Class I shares     -17.64%  6.11%   9.39%
MSCI World Index** -16.82%  5.37%   8.06%
Lipper Average***  -15.28%  6.38%   9.57%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
High Yield Bond Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
17.53%  19.27% (2.72)%  17.56%  11.39%  13.78% (2.36)%  4.61%  (7.91)%  (0.44)%

BEST QUARTER: 7.12% (1st quarter of 1992)
WORST QUARTER: -9.50% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR 5 YEARS 10 YEARS
                                         ------ ------- --------
               Class I shares            -0.44%  1.28%   6.64%
               Lehman High Yield Index**  5.28%  3.11%   7.58%
               Lipper Average***          1.13%  1.60%   6.59%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman High Yield Index is made up of over 700 noninvestment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

                                    [CHART]





Annual Returns* (Class I shares)

1992    1993    1994    1995    1996     1997    1998     1999    2000     2001
----    ----    ----    ----    ----     ----    ----     ----    ----     ----
3.79%   2.95%   4.05%   5.80%   5.22%    5.41%   5.39%    4.97%   6.20%    4.22%

BEST QUARTER: 1.59% (3rd quarter of 2000)
WORST QUARTER: 0.66% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                 1 YEAR 5 YEARS 10 YEARS
                 ------ ------- --------
Class I shares   4.22%   5.24%   4.80%
Lipper Average** 3.73%   4.96%   4.54%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

7-Day Yield* (as of 12/31/01)

 Money Market Portfolio          1.89%
 Average Money Market Fund**     1.45%

 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.
** Source: iMoneyNet, Inc. As of 12/31/01, based on the iMoneyNet First and Second Tier General Purpose Retail Universe.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)
WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                  1 YEAR  5 YEARS 10 YEARS
                  ------  ------- --------
Class I shares    -12.05% 10.47%   12.61%
S&P 500**         -11.88% 10.70%   12.93%
Lipper Average*** -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]





Annual Returns* (Class I shares)

 2001
 ----
(17.92)%

BEST QUARTER: 12.24% (4th quarter of 2001)
WORST QUARTER: -18.08% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -17.92%  -18.84%
S&P 500**                                    -11.88%  -15.32%
Aggressive Growth AA Custom Blended Index*** -12.46%  -16.17%
Lipper Average****                           -12.94%  -15.14%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Aggressive Growth AA Custom Blended Index consists of the Russell(R)
   1000 Value Index (20%), the Russell 1000 Growth Index (20%), the Russell
   2500 Value Index (12.5%), the Russell Mid-Cap Growth Index (12.5%), and the MSCI EAFE Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

 Annual Returns* (Class I shares)

  2001
  -----
 (24.53)%

BEST QUARTER:14.26%(4th quarter of 2001) WORST QUARTER:-24.17%(3rd quarter of
2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                          SINCE
                                                        INCEPTION
                                                1 YEAR  (9/22/00)
                                                ------  ---------
               Class I shares                   -24.53%  -28.74%
               Russell 2500(R) Index**            1.22%   -2.00%
               Russell 2500(TM) Growth Index*** -10.75%  -23.14%
               Lipper Average****               -23.31%  -32.40%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 **The Russell 2500(R) Index measures the performance of the 500 smallest companies in the Russell 1000 Index and all 2000 companies included in the Russell 2000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 2500(TM) Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Mid-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

 Annual Returns* (Class I shares)

  2001
  -----
 (22.68)%

BEST QUARTER:14.41%(4th quarter of 2001)  WORST QUARTER:-21.41%(3rd quarter of
2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                              SINCE
                                                            INCEPTION
                                                    1 YEAR  (9/22/00)
                                                    ------- ---------
          Class I Shares                            -22.68%  -28.53%
          S&P 500**                                 -11.88%  -15.32%
          Russell 1000(R) Index***                  -12.45%  -16.74%
          Lipper Large Cap Growth Funds Average**** -21.88%  -28.52%
          Lipper Large Cap Core Funds Average****   -13.03%  -15.58%

--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 1000(R) Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Large Cap Growth Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (14.47)%

BEST QUARTER: 14.58% (4th quarter of 2001)   WORST QUARTER: -16.82% (3rd
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                              SINCE
                                                            INCEPTION
                                                    1 YEAR  (9/22/00)
                                                    ------- ---------
          Class I shares                            -14.47%  -21.71%
          Russell 1000(R) Index**                   -12.45%  -16.74%
          Russell 1000(R) Growth Index***           -20.42%  -31.26%
          Lipper Large Cap Growth Funds Average**** -21.88%  -28.52%
          Lipper Multi-Cap Core Funds Average****   -12.94%  -15.14%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
***The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average and Multi-Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Growth Funds Average is also shown, because the management of the portfolios included in the Large Cap Growth Funds average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Alliance Technology Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (25.07)%

BEST QUARTER: 33.41% (4th quarter of 2001) WORST QUARTER: -34.25% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -25.07%  -35.49%
S&P 500**                                    -11.88%  -15.32%
S&P Supercomposite 1500
Technology Index***                          -22.16%  -39.58%
Lipper Average****                           -21.29%  -27.50%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Standard & Poor's Supercomposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (5.99)%

BEST QUARTER: 8.40% (4th quarter of 2001)   WORST QUARTER: -9.62% (3rd quarter
of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                SINCE
                                              INCEPTION
                                     1 YEAR   (9/22/00)
                                    --------- ---------
Class I shares                         -5.99%    -5.79%
S&P 500**                             -11.88%   -15.32%
Balanced AA Custom Blended Index***    -2.97%    -5.95%
Lipper Average****                     -2.87%    -2.87%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Balanced AA Custom Blended Index consists of the Russell 1000(R) Value
   Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (25%), the Lehman Brothers Intermediate BB Index (15%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (0.23)%

BEST QUARTER: 6.16% (4th quarter of 2001) WORST QUARTER: -5.09% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                    SINCE
                                                  INCEPTION
                                         1 YEAR   (9/22/00)
                                        --------- ---------
Class I shares                             -0.23%     0.47%
S&P 500**                                 -11.88%   -15.32%
Conservative AA Custom Blended Index***     1.68%    -0.63%
Lipper Average****                         -0.28%     0.70%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Conservative AA Custom Blended Index consists of the Russell 1000(R)
    Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2500 Value Index (5%), the Lehman Brothers Aggregate Bond Index (40%), the
    Lehman Brothers Intermediate BB Index (20%) and the Russell Mid-Cap Growth Index (5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Davis Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (10.46)%

BEST QUARTER: 10.65% (4th quarter of 2001) WORST QUARTER: -13.69% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                    SINCE
                                                  INCEPTION
                                         1 YEAR   (9/22/00)
                                        --------- ---------
Class I shares                            -10.46%  -7.08%
Russell 1000(R) Value Index**              -5.59%  -1.76%
Lipper Average***                          -5.98%  -1.00%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Russell 1000(R) Value Index consists of those companies in the Russell
    1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (22.07)%

BEST QUARTER: 7.00% (4th quarter of 2001)   WORST QUARTER: -15.78% (3rd
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -22.07%  -21.12%
MSCI EAFE Index**                            -21.44%  -19.33%
Lipper Average***                            -21.48%  -20.77%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
   (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (11.77)%

BEST QUARTER: 10.30% (4th quarter of 2001) WORST QUARTER: -13.64% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                                  1 YEAR  (9/22/00)
                                  ------- ---------
Class I shares                    -11.77%  -12.60%
S&P 500**                         -11.88%  -15.32%
Growth AA Custom Blended Index***  -8.47%  -11.50%
Lipper Average****                -12.94%  -15.14%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Growth AA Custom Blended Index consists of the Russell 1000(R) Value
   Index (22.5%), the Russell 1000 Growth Index (22.5%), the Russell 2500 Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (10%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.18)%

BEST QUARTER: 25.50% (4th quarter of 2001) WORST QUARTER: -26.36% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                         SINCE
                                                       INCEPTION
                                               1 YEAR  (9/22/00)
                                               ------- ---------
               Class I shares                  -17.18%  -24.90%
               Russell 2000(R) Index**           2.49%   -3.69%
               Russell 2000(R) Growth Index***  -9.23%  -22.74%
               Lipper Average****              -12.40%  -21.64%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 2000(R) Growth Index consists of those companies in the Russell
   2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (35.64)%

BEST QUARTER: 8.35% (4th quarter of 2001)    WORST QUARTER: -20.59% (1st
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE     SINCE
                                                      CLASS I  CLASS II
                                                     INCEPTION INCEPTION
                                             1 YEAR  (9/22/00) (10/4/00)
                                             ------- --------- ---------
Class I shares                               -35.64%  -37.67%     --
Class II shares                              -35.92%    --      -37.67%
MSCI EAFE Index**                            -21.44%  -19.33%   -19.33%
Lipper Average***                            -21.48%  -20.77%   -20.77%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
   (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, inc.
***The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (8.65)%

BEST QUARTER: 7.83% (4th quarter of 2001)
WORST QUARTER: -12.07% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                SINCE
                                                              INCEPTION
                                                      1 YEAR  (9/22/00)
                                                      ------- ---------
         Class I shares                                -8.65%    3.34%
         Russell 1000(R) Index**                      -12.45%  -16.74%
         Russell 1000(R) Value Index***                -5.59%   -1.76%
         Lipper Average****                            -5.98%   -4.97%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 1000(R) Index measures the performance of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 1000(R) Value Index measures the performance of those Russell
   1000(R) companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (23.28)%

BEST QUARTER: 17.92% (4th quarter of 2001)
WORST QUARTER: -25.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                  SINCE
                                                INCEPTION
                                        1 YEAR  (9/22/00)
                                        ------- ---------
Class I Shares                          -23.28%  -24.15%
S&P 500**                               -11.88%  -15.32%
Russell 1000(R) Index***                -12.45%  -16.74%
Lipper Multi-Cap Core Funds Average**** -12.94%  -15.14%
Lipper Large Cap Core Funds Average**** -13.03%  -15.58%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 1000(R) Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (20.93)%

BEST QUARTER: 29.37% (4th quarter of 2001)     WORST QUARTER: 33.97% (3rd
quarter of 2001))
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                                  1 YEAR  (9/22/00)
                                  ------  ---------
Class I shares                    -20.93%  -18.29%
Russell MidCap(R) Index**          -5.62%   -7.27%
Russell MidCap Growth(R) Index*** -20.15%  -32.41%
Lipper Average****                -23.31%  -31.98%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell MidCap(R) Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
***The Russell MidCap Growth(R) Growth Index consists of those securities included in the Russell MidCap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
****The Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.

--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.97%

BEST QUARTER:      WORST QUARTER:
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                           SINCE
                                                         INCEPTION
                                                  1 YEAR (9/22/00)
                                                  ------ ---------
Class I shares                                     3.97%    4.66%
Lehman Brothers Intermediate BB Corporate Index** 10.17%    7.99%
Lipper Average***                                  1.13%   -3.78%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Brothers Intermediate BB Corporate Index is an unmanaged index comprised of various fixed-income securities rated BB. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  8.66%

BEST QUARTER: 5.69% (3rd quarter of 2001)
WORST QUARTER: -0.32% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                            SINCE
                                                          INCEPTION
                                                   1 YEAR (9/22/00)
                                                   ------ ---------
            Class I shares                         8.66%   11.03%
            Lehman Brothers Aggregate Bond Index** 8.44%   10.28%
            Lipper Average***                      5.76%    5.98%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception'' return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General Bond Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception'' return reflects the closest calendar month-end return. Source: Lipper, Inc.

SP Prudential U.S. Emerging Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.78)%

BEST QUARTER: 19.41% (4th quarter of 2001)
WORST QUARTER: -27.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                               SINCE
                                                              CLASS I
                                                             INCEPTION
                                                    1 YEAR   (9/22/00)
                                                    ------   ---------
          Class I Shares                            -17.78%   -25.26%
          S&P MidCap 400 Index**                     -0.62%    -3.57%
          Russell Midcap Growth(R) Index***         -20.15%   -32.41%
          Lipper Multi-Cap Growth Funds Average**** -26.81%   -35.76%
          Lipper Mid Cap Growth Funds Average****   -23.31%   -31.98%

--------------------------------------------------------------------------------
   *The Portfolio's returns are after deduction of expenses and do not include
    Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 7/9/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
  **The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap
    400) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation -- gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
 ***The Russell Midcap Growth(R) Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
    Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Growth Funds Average and Mid Cap Growth Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid Cap Growth Fund Average is also shown, because the management of the portfolios included in the Mid Cap Growth Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.11%

BEST QUARTER: 15.27% (4th quarter of 2001)
WORST QUARTER: -14.47% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         SINCE
                                       INCEPTION
                                1 YEAR (9/22/00)
                                ------ ---------
Class I shares                  3.11%   11.42%
Russell 2500(R) Index**         1.22%   -2.00%
Russell 2500(TM) Value Index*** 9.73%   15.05%
Lipper Average****              7.33%   11.96%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index, and the Russell 2000 Index consists of the smallest 2000 securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 2500(TM) Value Index measures the performance of Russell
   2500(TM) companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Mid-Cap Value Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (15.32)%

BEST QUARTER: 13.30% (4th quarter of 2001)
WORST QUARTER: -19.07% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                          SINCE
                                         CLASS I
                                        INCEPTION
                                1 YEAR  (9/22/00)
                                ------- ---------
Class I shares                  -15.32%  -26.64%
S&P 500**                       -11.88%  -15.32%
Russell 1000(R) Growth Index*** -20.42%  -31.26%
Lipper Average****              -22.94%  -28.52%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 1/12/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
**** The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

-------------------------------------------------------------
Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

--------------------------------------------

Usually, at least 80% of the Portfolio's investable assets will be invested in debt securities that are investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc.- (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
High Yield Bond Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high total return. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------
High Yield/High Risk                                      Normally, we will invest at least 80% of the Portfolio's
Lower rated and comparable unrated securities tend to     investable assets in medium to lower rated debt
offer better yields than higher rated securities with the securities. These high-yield or "junk bonds" are riskier same maturities because the issuer's financial condition  than higher rated bonds and are considered speculative.
may not have been as strong as that of higher rated
issuers. Changes in the perception of the                 The Portfolio may invest up to 20% of its total assets in
creditworthiness of the issuers of lower rated securities U.S. dollar denominated debt securities issued outside
tend to occur more frequently and in a more pronounced    the U.S. by foreign and U.S. issuers.
manner than for issuers of higher rated securities.
--------------------------------------------

The Portfolio may also acquire common and preferred stock, debt securities and convertible debt and preferred stock.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis. The Portfolio may invest in PIK bonds.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

-------------------------------------------------------------
--------------------------------------------                 We invest in a diversified portfolio of short-term debt
Steady Net Asset Value                                       obligations of the U.S. government, its agencies and
The net asset value for the Portfolio will ordinarily remain instrumentalities, as well as commercial paper, asset
issued at $10 per share because dividends are declared       backed securities, funding agreements, certificates of
and reinvested daily. The price of each share remains        deposit, floating and variable rate demand notes, notes
the same, but when dividends are declared the value of       and other obligations issued by banks, corporations and
your investment grows.                                       other companies (including trust structures), and
--------------------------------------------                 obligations issued by foreign banks, companies or
                                                             foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is to achieve long-term growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders. The Portfolio seeks to meet this objective by investing principally in securities of companies whose earnings the portfolio managers expect to grow more than 15% per year. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           The Portfolio will invest in small- and medium-sized
Aggressive Growth Stock Investing                      growth companies. The portfolio managers focus on
The Portfolio invests primarily in the common stock of companies they believe are likely to benefit from new or small and medium-sized companies that are anticipated  innovative products, services or processes as well as
to have excellent prospects for long-term growth of    those that have experienced above-average, long-term
earnings.                                              growth in earnings and have excellent prospects for
--------------------------------------------           future growth. The portfolio managers consider whether
                                                       to sell a particular security when any of those factors
                                                       materially changes.

The Portfolio may invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Portfolio may invest up to 25% of its total assets in Real Estate Investment Trusts (REITs), and the Portfolio may invest in the securities of other investment companies to the extent otherwise permissible under the Investment Company Act of 1940, and the rules, regulations and orders promulgated thereunder. The Portfolio also may invest in preferred stock, convertible debt, convertible preferred stock, forward foreign currency exchange contracts, restricted securities, repurchase agreements, reverse repurchase agreements and dollar rolls, warrants, when-issued and delayed delivery securities, options on stock and debt securities, options on stock indexes, options on foreign currencies, and may loan portfolio securities. The Portfolio may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. The Portfolio may invest in U.S. Government securities and may make short sales against-the-box (no more than 10% of the Portfolio's total assets may be deposited or pledged as collateral for short sales at any one time).

The Portfolio is managed by A I M Capital Management, Inc.

--------------------------------------------------------------------------------
SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)
--------------------------------------------------------------------------------

The Portfolio's investment objective is growth of capital with a secondary objective of current income. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders. The Portfolio seeks to meet its objective by investing, normally, at least 80% of investible assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. In complying with this 80% requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

------------------------------------------------------------
Growth And Income Investing                                 The Portfolio may invest in corporate debt
This Portfolio invests in a wide variety of equity          securities. Corporations issue debt securities of
securities and debt securities in an effort to achieve both various types, including bonds and debentures
capital appreciation as well as current income.             (which are long-term), notes (which may be short-
                                                            or long-term), bankers acceptances (indirectly
--------------------------------------------                secured borrowings to facilitate commercial
                                                            transactions) and commercial paper (short-term
                                                            unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

To the extent consistent with its investment objective and policies, the Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 25% of the total assets of the Portfolio. To the extent that the Portfolio has the ability to invest in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Portfolio may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets.

The Portfolio may invest in reverse repurchase agreements with banks. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions;
(ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

The Portfolio may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

The Portfolio may invest in other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Portfolio may invest in the securities of other investment companies to the extent otherwise permissible under the Investment Company Act of 1940, and the rules, regulations and orders promulgated thereunder. The Portfolio also may invest in preferred stock, convertible debt, convertible preferred stock, forward foreign currency exchange contracts, restricted securities, repurchase agreements, reverse repurchase agreements and dollar rolls, warrants, when-issued and delayed delivery securities, options on stock and debt securities, options on stock indexes, options on foreign currencies, and may loan portfolio securities. The Portfolio may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. This Portfolio may invest in U.S. Government securities, and short sales "against-the-box" (no more than 10% of the Portfolio's total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------            During market declines, while adding to positions in
Large Cap Growth                                        favored stocks, the Portfolio becomes somewhat
The Portfolio usually invests in about 40-60 companies, more aggressive, gradually reducing the number of
with the 25 most highly regarded of these companies     companies represented in its portfolio. Conversely,
generally constituting approximately 80% of the         in rising markets, while reducing or eliminating
Portfolio's investable assets. Alliance seeks to gain   fully-valued positions, the Portfolio becomes
positive returns in good markets while providing some   somewhat more conservative, gradually increasing
measure of protection in poor markets.                  the number of companies represented in the
--------------------------------------------            portfolio. Through this approach, Alliance seeks to
                                                        gain positive returns in good markets while
                                                        providing some measure of protection in poor
                                                        markets. The Portfolio also may invest up to 20%
                                                        of its investable assets in convertible debt and
                                                        convertible preferred stock and up to 15% of its
                                                        total assets in equity securities of non-U.S.
                                                        companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

Alliance normally invests at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index).

The Portfolio also may:

    .  invest up to 15% of its total assets in foreign securities;

    . purchase and sell exchange-traded index options and stock index futures contracts;

    . write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    .  make short sales "against-the-box" of up to 15% of its net assets; and

    .  invest up to 10% of its total assets in illiquid securities.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts
(ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Alliance Technology Portfolio
--------------------------------------------------------------------------------

The Portfolio emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------        The Portfolio invests primarily in securities of companies
A Technology Focus                                  expected to benefit from technological advances and
This Portfolio normally invests at least 80% of its improvements (i.e., companies that use technology
investable assets in technology.                    extensively in the development of new or improved
--------------------------------------------        products or processes). The Portfolio will normally have
                                                    at least 80% of its investable assets invested in the
                                                    securities of these companies.

The Portfolio normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities. The Portfolio may seek income by writing listed call options.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    . write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    .  invest up to 10% of its total assets in warrants;

    .  invest up to 15% of its net assets in illiquid securities; and

    .  make loans of portfolio securities of up to 30% of its total assets.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Asset Allocation Portfolios
--------------------------------------------------------------------------------

There are four Asset Allocation Portfolios, entitled SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Directors at any time. While each Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

    . the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

    . the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

    . the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor's individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio's holdings in line with those target percentages. The manager expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, the manager will review the target percentages annually. Based on its evaluation the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, Prudential Investments LLC reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio's investment objective, we can't guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that Prudential Investments LLC will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------              The SP Aggressive Growth Asset Allocation Portfolio
An Asset Allocation Portfolio Investing Fully in          invests in shares of the following Fund Portfolios:
Equity Portfolios
This Portfolio aggressively seeks capital appreciation by     .a large capitalization equity component
investing in large cap equity Portfolios, international        (approximately 40% of the Portfolio, invested in
Portfolios, and small/mid-cap equity Portfolios.               shares of the SP Davis Value Portfolio (20% of
--------------------------------------------                   Portfolio), the SP Alliance Large Cap Growth
                                                               Portfolio (10% of Portfolio), and the Jennison
                                                               Portfolio (10% of Portfolio)); and

                                                              .an international component (approximately 35%
                                                               of the Portfolio, invested in shares of the SP
                                                               Jennison International Growth Portfolio (17.5%
                                                               of Portfolio) and the SP Deutsche International
                                                               Equity Portfolio (17.5% of Portfolio)); and

                                                              .a small/mid capitalization equity component
                                                               (approximately 25% of the Portfolio, invested in
                                                               shares of the SP Small/Mid-Cap Value Portfolio
                                                               (12.5% of Portfolio) and the SP Prudential U.S.
                                                               Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------               The SP Balanced Asset Allocation Portfolio invests in
A Balance Between Current Income And Capital               shares of the following Portfolios:
Appreciation
This Portfolio seeks to balance current income and             .a fixed income component (approximately 40%
growth of capital by investing in fixed income Portfolios,      of the Portfolio, invested in shares of the SP
large cap equity Portfolios, small/mid-cap equity               PIMCO Total Return Portfolio (25% of Portfolio)
Portfolios, and international equity Portfolios.                and the SP PIMCO High Yield Portfolio (15% of
--------------------------------------------                    Portfolio)); and

                                                               .a large capitalization equity component
                                                                (approximately 35% of the Portfolio, invested in
                                                                shares of the SP Davis Value Portfolio (17.5%
                                                                of Portfolio), the SP Alliance Large Cap Growth
                                                                Portfolio (8.75% of Portfolio), and the Jennison
                                                                Portfolio (8.75% of Portfolio)); and

                                                               .a small/mid capitalization equity component
                                                                (approximately 15% of the Portfolio, invested in
                                                                shares of the SP Small/Mid-Cap Value Portfolio
                                                                (7.5% of Portfolio) and the SP Prudential U.S.
                                                                Emerging Growth Portfolio (7.5% of Portfolio));
                                                                and

                                                               .an international component (approximately 10%
                                                                of the Portfolio, invested in shares of the SP
                                                                Jennison International Growth Portfolio (5% of
                                                                Portfolio) and the SP Deutsche International
                                                                Equity Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------          The SP Conservative Asset Allocation Portfolio invests
An Asset Allocation Portfolio Investing Primarily In  in shares of the following Portfolios:
Fixed Income Portfolios
This Portfolio is invested in fixed income, large cap     .a fixed income component (approximately 60%
equity, and small/mid-cap equity Portfolios.               of the Portfolio, invested in shares of the SP
--------------------------------------------               PIMCO Total Return Portfolio (40% of Portfolio)
                                                           and the SP PIMCO High Yield Portfolio (20% of
                                                           Portfolio)); and

                                                          .a large capitalization equity component
                                                           (approximately 30% of the Portfolio, invested in
                                                           shares of the SP Davis Value Portfolio (15% of
                                                           Portfolio), the SP Alliance Large Cap Growth
                                                           Portfolio (7.5% of Portfolio), and the Jennison
                                                           Portfolio (7.5% of Portfolio)); and

                                                          .a small/mid capitalization equity component
                                                           (approximately 10% of the Portfolio, invested in
                                                           shares of the SP Small/Mid-Cap Value Portfolio
                                                           (5% of Portfolio) and the SP Prudential U.S.
                                                           Emerging Growth Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------             The Growth Asset Allocation Portfolio invests in shares
An Asset Allocation Portfolio Investing                  of the following Portfolios:
Primarily In Equity Portfolios
This Portfolio seeks to provide long-term growth of          .a large capitalization equity component
capital with consideration also given to current income.      (approximately 45% of the Portfolio, invested in
--------------------------------------------                  shares of the SP Davis Value Portfolio (22.5%
                                                              of Portfolio), the SP Alliance Large Cap Growth
                                                              Portfolio (11.25% of Portfolio), and the
                                                              Jennison Portfolio (11.25% of Portfolio)); and

                                                             .a fixed income component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              PIMCO High Yield Portfolio (10% of Portfolio)
                                                              and the SP PIMCO Total Return Portfolio (10%
                                                              of Portfolio)); and

                                                             .an international component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              Jennison International Growth Portfolio (10% of
                                                              Portfolio) and the SP Deutsche International
                                                              Equity Portfolio (10% of Portfolio)); and

                                                             .a small/mid-capitalization equity component
                                                              (approximately 15% of the Portfolio, invested in
                                                              shares of the SP Small/Mid-Cap Value Portfolio
                                                              (7.5% of Portfolio) and the SP Prudential U.S.
                                                              Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Davis Value Portfolio
--------------------------------------------------------------------------------

SP Davis Value Portfolio's investment objective is growth of capital. In keeping with the Davis investment philosophy, the portfolio managers select common stocks that offer the potential for capital growth over the long-term. While we will try to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The Portfolio invests primarily in common stocks of U.S.
The Davis Back-to-Basics Approach                        companies with market capitalizations of at least $5
Under the Davis philosophy, Davis seeks to identify      billion, but it may also invest in foreign companies and
companies possessing ten basic characteristics, which    U.S. companies with smaller capitalizations.
Davis believes will foster sustainable long-term growth.
--------------------------------------------

COMMON STOCKS

What They Are.  Common stock represents ownership of a company.

How They Pick Them. The Davis investment philosophy stresses a back-to-basics approach: they use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, Davis searches for those possessing several of the characteristics that are listed below.

Why They Buy Them. SP Davis Value Portfolio buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

The Portfolio may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality overlooked growth stocks. Investment in foreign securities can also offer the Portfolio the potential for economic diversification.

WHAT DAVIS LOOKS FOR IN A COMPANY

1. First-Class Management. The Davis investment philosophy believes that great companies are created by great managers. In visiting companies, they look for managers with a record of doing what they say they are going to do.

2. Management Ownership. Just as they invest heavily in their own portfolios, they look for companies where individual managers own a significant stake.

3. Strong Returns on Capital. They want companies that invest their capital wisely and reap superior returns on those investments.

4. Lean Expense Structure. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. Dominant or Growing Market Share in a Growing Market. A company that is increasing its share of a growing market has the best of both worlds.

6. Proven Record as an Acquirer. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. Strong Balance Sheet. Strong finances give a company staying power to weather difficult economic cycles.

8. Competitive Products or Services. Davis invests in companies with products that are not vulnerable to obsolescence.

9. Successful International Operations. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10.Innovation. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

Other Securities and Investment Strategies

The Portfolio invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Portfolio may invest, and investment strategies which the Portfolio may employ, but they are not principal investment strategies. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Selected Advisers, L.P.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               The Portfolio invests for capital appreciation, not income;
International Equities From Developed Countries            any dividend or interest income is incidental to the
The Portfolio invests primarily in the stocks of companies pursuit of that goal.
located in developed foreign countries that make up the
MSCI EAFE Index, plus Canada. The Portfolio also may
invest in emerging markets securities.
--------------------------------------------

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Principal Investments

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio's strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including convertible securities, warrants, foreign securities, options (on stock, debt, stock indices, foreign currencies, and futures), futures contracts, forward foreign currency exchange contracts, interest rate swaps, loan participations, reverse repurchase agreements, dollar rolls, when-issued and delayed delivery securities, short sales, and illiquid securities. We explain each of these instruments in detail in the Statement of Additional Information.

Investment Process

Company research lies at the heart of Deutsche Asset Management Inc.'s (DAMI's) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.

Temporary Defensive Position. The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, DAMI monitors each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

    . its rate of price appreciation begins to trail that of its national stock index;

    . the financial analysts who follow the stock, both within DAMI and outside, cut their estimates of the stock's future earnings; or

    . the stock's price approaches the downside target set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, DAMI seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

    . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Portfolio invests, DAMI analyzes countries and regions to try to anticipate these risks.

    . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, DAMI devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

    . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

    . Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Portfolio diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one does not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. DAMI seeks to minimize this risk by actively managing the currency exposure of the Portfolio.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Portfolio carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Portfolio generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by small companies. Such opportunities pose unique risks. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, they are valued by the method that most accurately reflects their current worth in the judgment of the Board. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them.

The Portfolio is managed by Deutsche Asset Management, Inc. (DAMI).

--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital growth. Most holdings are in small-capitalization companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               INVESCO is primarily looking for companies in the
A Small-Cap Stock Portfolio                                accelerated developing stages of their life cycles,
The Portfolio generally invests primarily in the stocks of which are currently priced below INVESCO's
companies with small market capitalizations.               estimation of their potential, have earnings which may
--------------------------------------------               be expected to grow faster than the U.S. economy in
                                                           general, and/or offer earnings growth of sales, new
                                                           products, management changes, or structural
                                                           changes in the economy. The Portfolio may invest up
                                                           to 25% of its assets in securities of non-U.S. issuers.
                                                           Securities of Canadian issuers and ADRs are not
                                                           subject to this 25% limitation.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase. Although not a principal investment, the Portfolio may use derivatives. A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

Although not a principal investment, the Portfolio may invest in options and futures contracts. Options and futures contracts are common types of derivatives that the Portfolio may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.

Although not a principal investment, the Portfolio may invest in repurchase agreements. In addition, the Portfolio may invest in debt securities, ADRs, convertible securities, junk bonds, warrants, forward foreign currency exchange contracts, interest rate swaps, when-issued and delayed delivery securities, short sales against-the-box, U.S. government securities, Brady Bonds, and illiquid securities. The Portfolio may lend its portfolio securities. In response to adverse market conditions or when restructuring the Portfolio, INVESCO may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio
--------------------------------------------------------------------------------

The investment objective of the SP Large Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of the Portfolio's investable assets in securities of companies with large market capitalizations. The Portfolio normally invests its assets primarily in common stocks.

--------------------------------------------              Although a universal definition of large market
A Large-Cap Value Portfolio                               capitalization companies does not exist, FMR generally
The Portfolio is managed by Fidelity Management and       defines large market capitalization companies as those
Research Company. The Portfolio normally invests at       whose market capitalization is similar to the market
least 80% of its investable assets in securities of       capitalization of companies in the S&P 500 or the
companies with large market capitalizations. The          Russell 1000. A company's market capitalization is
Portfolio normally invests its assets primarily in common based on its current market capitalization or its market
stocks.                                                   capitalization at the time of the Portfolio's investment.
--------------------------------------------              Companies whose capitalization is below this level after
                                                          purchase continue to be considered to have large
                                                          market capitalizations for purposes of the 80% policy.

FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.

The Portfolio primarily invests in equity securities which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts, and exchange traded funds to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The Portfolio's reaction to these developments will be affected by the types of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factor can significantly affect the Portfolio's performance:

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

The Portfolio is managed by Fidelity Management and Research Company.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio
--------------------------------------------------------------------------------

The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The portfolio focuses on companies which
Capital Opportunities In Both U.S. and Foreign           Massachusetts Financial Services Company (MFS)
Stocks                                                   believes have favorable growth prospects and attractive
The Portfolio invests primarily in stocks, convertible   valuations based on current and expected earnings or
securities, and depositary receipts of companies in both cash flow. The Portfolio's investments may include
the United States and in foreign countries.              securities listed on a securities exchange or traded in the
--------------------------------------------             over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 35% of its net assets in foreign securities and (ii) 15% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including corporate debt, lower-rated bonds, U.S. Government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, Brady Bonds, depositary receipts, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities and stock indices), repurchase agreements, mortgage dollar rolls, restricted securities, short sales, short sales against-the-box, warrants, and when-issued and delayed delivery securities. The Portfolio may lend its securities. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible you could lose money.

--------------------------------------------             The Portfolio invests, under normal market conditions, at
A Mid-Cap Growth Stock Portfolio                         least 80% of its investable assets in common stocks and
The Portfolio invests primarily in companies with market related securities, such as preferred stocks, convertible
capitalizations equaling or exceeding $250 million but   securities and depositary receipts for those securities, of
not exceeding the top of the Russell Midcap(TM) Growth   companies with medium market capitalization which
Index range at the time of purchase.                     Massachusetts Financial Services Company (MFS)
--------------------------------------------             believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 80% investment policy. As of December 28, 2001, the top of the Russell Midcap(TM) Growth Index range was approximately $15.7 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of Portfolio holdings. The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including corporate debt, lower-rated bonds, U.S. government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, depository receipts, emerging markets equity securities, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities, and stock indices), repurchase agreements, restricted securities, short sales, short sales against-the-box, short-term debt, warrants, and when-issued and delayed delivery securities. The Portfolio may borrow for temporary purposes, and lend its portfolio securities.

In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in the securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is a high total return. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds.

--------------------------------------------             The Portfolio may invest up to 15% of its assets in
A High-Yield, High-Risk Bond Portfolio                   derivative instruments, such as options, futures
The Portfolio invests primarily in high-yield, high-risk contracts or swap agreements. The Portfolio may also
bonds, also known as "junk bonds."                       invest in mortgage-related securities or asset-backed
--------------------------------------------             securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may also invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

Securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or lower than BBB by Standard & Poor's Ratings Services ("S&P") are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may invest in inflation-indexed bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

The Portfolio may invest in convertible debt and convertible preferred stock securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to a Portfolio's limitations on borrowings.

The Portfolio may invest in "event-linked bonds," which are described in the section below on the SP PIMCO Total Return Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio
--------------------------------------------------------------------------------

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality.

---------------------------------------------------------
An Investment Grade Bond Portfolio                       The Portfolio may invest up to 20% of its assets in
The Portfolio invests primarily in investment grade debt securities denominated in foreign currencies, and may
securities, including foreign debt securities, but may   invest beyond this limit in U.S. dollar-denominated
invest some of its assets in high yield bonds.           securities of foreign issuers. The Portfolio will normally
--------------------------------------------             hedge at least 75% of its exposure to foreign currency to
                                                         reduce the risk of loss due to fluctuations in currency
                                                         exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may invest in convertible debt and convertible preferred stock.

The Portfolio may invest in mortgage-related securities or other asset-backed securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Portfolio may use interest rate swaps in the management of the Portfolio.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls.

The Portfolio may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term capital appreciation. This means the Portfolio seeks investments whose price will increase over several years. While we make every effort to achieve its objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               In deciding which equities to buy, the Portfolio uses what
A Small/Medium-Sized Stock Portfolio                       is known as a growth investment style. This means the
The Portfolio invests primarily in the stocks of small and Portfolio invests in companies that it believes could
medium-sized companies with the potential for above-       experience superior sales or earnings growth. In
average growth.                                            pursuing this objective, the Portfolio normally invests at
--------------------------------------------               least 80% of the Portfolio's investable assets in equity
                                                           securities of small and medium-sized U.S. companies
                                                           with the potential for above-average growth.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor's Mid-Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2001, this number was $10.5 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio may also use repurchase agreements.

The Portfolio may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.

The Portfolio may use various derivative strategies to try to improve its returns or protect its assets. The Portfolio cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

The Portfolio may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

The Portfolio may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Portfolio's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Composite Stock Price Index) and foreign currencies. The Portfolio may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase.

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The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Portfolio Turnover

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio
--------------------------------------------------------------------------------

The investment objective of the SP Small/Mid-Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

--------------------------------------------        The Portfolio normally invests its assets primarily in
A Small/Mid-Cap Value Portfolio                     common stocks. Although universal definitions of small
The Portfolio normally invests at least 80% of its  and medium market capitalization does not exist, FMR investable assets in companies with small to medium generally defines small and medium market
market capitalizations.                             capitalization companies as those whose market
--------------------------------------------        capitalizations is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell
                                                    2000, and the S&P MidCap 400 or the Russell Midcap,
                                                    respectively. A company's market capitalization is based
                                                    on its current market capitalization or its market
                                                    capitalization at the time of the Portfolio's investment.
                                                    Companies whose capitalization is above this level after
                                                    purchase continue to have a small or medium market
                                                    capitalization for purposes of the 80% policy. The size of companies in each index changes with market
                                                    conditions, and the composition of each index. FMR may
                                                    also invest the Portfolio's assets in companies with
                                                    larger market capitalizations.

FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.

The Portfolio invests primarily in equity securities, which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs). If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Portfolio's reaction to these developments will be affected by the types of securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factors can significantly affect the Portfolio's performance:

The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio
--------------------------------------------------------------------------------

In pursuing its objective of long-term growth of capital, the Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              The Portfolio's strategy is to combine the efforts of two
A Growth Stock Portfolio                                  investment advisers and to invest in the favorite stock
The Portfolio normally invests at least 65% of its total  selection ideas of three portfolio managers (two of whom assets in the equity-related securities of U.S. companies invest as a team). Each investment adviser to the
that are believed to have strong capital appreciation     Portfolio utilizes a growth style to select approximately
potential. The Portfolio is managed according to a        20 securities. The portfolio managers build a portfolio
growth investment style.                                  with stocks in which they have the highest confidence
--------------------------------------------              and may invest more than 5% of the Portfolio's assets in
                                                          any one issuer.

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

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

In addition to common stocks in which the Portfolio primarily invests, equity-related securities include nonconvertible preferred stocks; convertible debt and convertible preferred stock; American Depository Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio may buy common stocks of companies of every size -- small-, medium- and large-capitalization --although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management's portfolio manager, Alfred Harrison, utilizes the fundamental analysis and research of Alliance's large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates' portfolio managers, Spiros Segalas and Kathleen McCarragher, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio's federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may use repurchase agreements.

The Portfolio may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

The Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

The Portfolio will also use futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Portfolio may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

The Portfolio may use short sales.

The Portfolio may use various derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others for cash management purposes (the Portfolio can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

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

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it

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

gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small/Mid-Cap Value Portfolio may each borrow up to 33 1/3% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                                        Total advisory fees as %
Portfolio                                                of average net assets
---------                                               ------------------------
Diversified Bond.......................................           0.40
Equity.................................................           0.45
Global.................................................           0.75
High Yield Bond........................................           0.55
Jennison (formerly, Prudential Jennison)...............           0.60
Money Market...........................................           0.40
Stock Index............................................           0.35
SP Aggressive Growth Asset Allocation..................           0.84*
SP AIM Aggressive Growth...............................           0.95
SP AIM Core Equity (formerly, SP AIM Growth and Income)           0.85
SP Alliance Large Cap Growth...........................           0.90
SP Alliance Technology.................................           1.15
SP Balanced Asset Allocation...........................           0.75*
SP Conservative Asset Allocation.......................           0.71*
SP Davis Value.........................................           0.75
SP Deutsche International Equity.......................           0.90
SP Growth Asset Allocation.............................           0.80*
SP INVESCO Small Company Growth........................           0.95
SP Jennison International Growth.......................           0.85
SP Large Cap Value.....................................           0.80
SP MFS Capital Opportunities...........................           0.75
SP MFS Mid-Cap Growth..................................           0.80

                                     Total advisory fees as %
Portfolio                             of average net assets
---------                            ------------------------
SP PIMCO High Yield.................           0.60
SP PIMCO Total Return...............           0.60
SP Prudential U.S. Emerging Growth..           0.60
SP Small/Mid-Cap Value..............           0.90
SP Strategic Partners Focused Growth           0.90

* Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The advisory fees for the Asset Allocation Portfolios are the product of a blend of the advisory fees of the underlying Fund Portfolios, plus a 0.05% annual advisory fee paid to PI. The only advisory fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.


--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Global Portfolio, the Jennison Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio and the SP Strategic Partners Focused Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the sub-adviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (A I M Capital) serves as sub-adviser to the SP AIM Aggressive Growth Portfolio and the SP AIM Core Equity Portfolio. The firm is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The sub-adviser provides investment advisory services to each Portfolio by obtaining and evaluating economic, statistical and financial information and formulating and implementing investment programs. A I M Capital, together with its affiliates, advises or manages approximately 150 investment portfolios as of December 31, 2001, encompassing a broad range of investment objectives. A I M Capital uses a team approach to investment management. As of December 31, 2001, A I M and its affiliates managed approximately $158 billion in assets.

Alliance Capital Management, L.P. (Alliance) serves as the sub-adviser to the SP Alliance Technology Portfolio, SP Alliance Large Cap Growth Portfolio and a portion of the SP Strategic Partners Focused Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of December 31, 2001, Alliance managed $455 billion in assets.

Davis Selected Advisers, L.P. (Davis) serves as the sub-adviser to the SP Davis Value Portfolio. Davis is located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706. As of December 31, 2001, Davis managed approximately $41.8 billion in assets.

Deutsche Asset Management, Inc. (DAMI) serves as a sub-adviser to the SP Deutsche International Equity Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.

Fidelity Management & Research Company (FMR) is the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. As of December 31, 2001, FMR and its wholly-owned subsidiaries had approximately $912 billion in assets under management. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

INVESCO Funds Group, Inc. (INVESCO), located at 4350 South Monaco Street, Denver, Colorado 80237, is the sub-adviser of the SP INVESCO Small Company Growth Portfolio. INVESCO was founded in 1932 and as of December 31, 2001, managed almost $35 billion in assets. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company based in London, with money managers in Europe, North and South America and the Far East.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts, acts as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. As of November 30, 2001, MFS managed over $135.3 billion in assets.

Pacific Investment Management Company LLC (PIMCO) acts as the sub-adviser for the SP PIMCO Total Return Portfolio and the SP PIMCO High Yield Portfolio. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660 and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2001, PIMCO managed over $241 billion in assets.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Diversified Bond, High Yield Bond, and Money Market Portfolios, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Diversified Bond Portfolio

The Corporate Team of PIM, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Corporate Team

   Assets Under Management (as of December 31, 2001):  $42 billion.

   Team Leader:  Steven Kellner, CFA. General Investment Experience:  16 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

High Yield Bond Portfolio

The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield Team

   Assets Under Management (as of December 31, 2001):  $8 billion.

   Team Leader:  Paul Appleby. General Investment Experience:  15 years.

   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

   Sector:  Below-investment-grade corporate securities.

   Investment Strategy: The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector trends may contribute to securities selection when appropriate.

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Money Market Portfolio

The Money Market Team of PIM, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

Money Market Team

   Assets Under Management (as of December 31, 2001): $52 billion.

   Team Leader:  Joseph Tully. General Investment Experience:  18 years.

   Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

   Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

SP AIM Aggressive Growth Portfolio

A I M Capital Management, Inc. (A I M Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are Ryan E. Crane, Portfolio Manager, who has been responsible for the Portfolio since 2000 and has been associated with A I M Capital and/or its affiliates since 1994, Jay K. Rushin, CFA, Portfolio Manager, who has been responsible for the Portfolio since 2001 and has been associated with A I M Capital and/or its affiliates since 1994, and Robert M. Kippes, Senior Portfolio Manager, who has been associated with A I M Capital and/or its affiliates since 1989.

SP AIM Core Equity Portfolio

A I M Capital Management, Inc. (A I M Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

Ronald Sloan, Senior Portfolio Manager, joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. Prior to Verissimo Research and Management, he was partner and executive vice president at Wood Island Associates, Inc./Siebel Capital Management, Inc. from 1981 to 1993. Mr. Sloan has been in the investment industry since 1971. Mr. Sloan holds a B.S. in business administration as well as an M.B.A. from the University of Missouri. He is a Chartered Financial Analyst.

Michael Yellen, Portfolio Manager, joined AIM Capital in 1994 from INVESCO
(NY), Inc., formerly known as Chancellor LGT Asset Management, Inc., as an investment analyst for health care industries. He also had primary responsibility for the GT Applied Science Fund and the GT Healthcare Fund, both offshore funds, until assuming his present responsibilities with AIM Capital. Mr. Yellen began his career at Franklin Resources, Inc. as a senior securities analyst. Mr. Yellen holds a B.A. from Stanford University.

SP Alliance Large Cap Growth Portfolio

Alfred Harrison, Director and Vice Chairman of Alliance Capital Management Corporation (ACMC) leads the team managing this Portfolio, with Syed Hasnain, a Senior Portfolio Manager, also being directly involved.

Mr. Hasnain joined ACMC after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University, and Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School. Investment experience: 12 years.

SP Alliance Technology Portfolio

Gerald T. Malone manages the SP Alliance Technology Portfolio. Mr. Malone is a Senior Vice President of Alliance Capital Management Corporation (ACMC) and has been associated with ACMC for more than five years.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

SP Davis Value Portfolio

The following individuals provide day-to-day management of the SP Davis Value Portfolio.

Christopher C. Davis

Responsibilities:

    .  President of Davis New York Venture Fund, Inc.
    . Also manages or co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    . Portfolio Manager of Davis New York Venture Fund since October 1995. . Assistant Portfolio Manager and research analyst working with Shelby
       M.C. Davis from September 1989 to September 1995.

Kenneth Charles Feinberg

Responsibilities:

    . Co-Portfolio Manager of Davis New York Venture Fund with Christopher C. Davis since May 1998.
    .  Also co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    .  Research analyst at Davis Selected Advisers since December 1994.
    . Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.

SP Deutsche International Equity Portfolio

The following portfolio managers are responsible for the day-to-day management of the Portfolio's investments:

Irene Cheng, Manager Director

    .  Head of EAFE Portfolio Selection Team
    . Joined firm in 1993 after 10 years of experience as portfolio manager at Blackstone Group and an equity analyst at Sanford C. Bernstein & Co., Inc.
    . BA from Harvard / Radcliffe (1976), MS from MIT (1978) and MBA from Harvard Business School (1980)

Alex Tedder, Director

    . Portfolio Manager, EAFE Portfolio Selection Team; Head of International Select Equity strategy
    . Joined the Company in 1994, previously managing European equities and responsible for insurance sector with 4 years of experience at Schroder Investment Management
    .  MA from Freiburg University

Marc Slendebroek, Vice President

    .  Portfolio Manager, EAFE Portfolio Selection Team
    . Joined the Company in 1994 after 5 years of experience as an equity analyst at Kleinwort Benson Securities and at Enskilda Securities
    .  MA from University of Leiden, Netherlands

Clare Brody, CFA, Director

    .  Portfolio Manager, EAFE Portfolio Selection Team
    . Joined the Company in 1993 after 3 years of experience in international investments and corporate finance with Citicorp Securities
    .  BSc from Cornell University

Stuart Kirk, Associate Director

    .  Portfolio Manager, EAFE Portfolio Selection Team
    .  Joined the Company in 1995 as analyst and fund manager
    .  MA from Cambridge University

SP INVESCO Small Company Growth Portfolio

The following individual is primarily responsible for the day-to-day management of the Portfolio's holdings:

Stacie Cowell is the lead portfolio manager of the SP INVESCO Small Company Growth Portfolio and a Chartered Financial Analyst (CFA) who joined INVESCO in 1997. She is also a vice president of INVESCO. Before joining the company, she was senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. She holds a B.A. in Economics from Colgate University and an M.S from the University of Colorado (Boulder).

SP Jennison International Growth Portfolio

The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.

SP Large Cap Value Portfolio And SP Small/Mid-Cap Value Portfolio

Fidelity Management & Research Company (FMR) is the Portfolios' sub-adviser. Robert Macdonald is portfolio manager of the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. Mr. Macdonald is a senior vice president and portfolio manager for other accounts managed by FMR and its affiliates. He joined FMR in 1985.

SP MFS Capital Opportunities Portfolio

The Portfolio is managed by Maura A. Shaughnessy, a Senior Vice President of Massachusetts Financial Services Company (MFS), who has been employed in the investment management area of MFS since 1991.

SP MFS Mid-Cap Growth Portfolio

The Portfolio is managed by Mark Regan, a Senior Vice President of MFS, who has been employed in the investment management area of MFS since 1989 and David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of MFS since 1995.

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

SP PIMCO High Yield Portfolio

The Portfolio is managed by Benjamin L. Trosky. Mr. Trosky, Managing Director of PIMCO, joined PIMCO as a portfolio manager in 1990, and has managed fixed income accounts for various institutional clients and funds since that time.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch, Executive Vice President of Jennison, has managed the retail fund counterpart of this Portfolio since it began. Prior to joining Jennison, Ms. Hirsch was a Managing Director of Prudential Investments, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.

SP Strategic Partners Focused Growth Portfolio

Alfred Harrison is portfolio manager for the portion of the Portfolio's assets advised by Alliance. Mr. Harrison joined Alliance in 1978 and is manager of the firm's Minneapolis office. He is Vice Chairman of Alliance Capital Management Corporation.

Spiros Segalas and Kathleen McCarragher are co-portfolio managers for the portion of the Portfolio's assets advised by Jennison. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC. Prior to 1992, Ms. McCarragher served as an analyst portfolio manager and member of the Investment Committee for State Street Research and Management Company.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                              Diversified Bond Portfolio
                                                  -------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  -------------------------------------------------
                                                    2001      2000        1999       1998     1997
                                                  --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                  --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments.....................................     0.12      0.26       (0.75)      0.08    0.11
                                                  --------  --------    --------   --------  ------
   Total from investment operations..............     0.79      1.03       (0.08)      0.77    0.91
                                                  --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                  --------  --------    --------   --------  ------
   Total distributions...........................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                  --------  --------    --------   --------  ------
Net Asset Value, end of year..................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                  ========  ========    ========   ========  ======
Total Investment Return(a).......................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income...........................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..........................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                      F1

Financial Highlights

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2001     2000     1999    1998     1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F2

Financial Highlights

                                                    Jennison Portfolio (formerly, Prudential Jennison Portfolio)
                                        -------------------------------------------------------------------------------
                                                             Class I                                   Class II
                                        -------------------------------------------------  ----------------------------
                                                            Year Ended
                                                        December 31, 2001                   Year Ended  February 10, 2000(a)
                                        -------------------------------------------------  December 31,       through
                                          2001       2000        1999      1998     1997       2001      December 31, 2000
                                        --------   --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period... $  22.97   $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                        --------   --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss)...........     0.04       0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains
 (losses) on investments...............    (4.22)     (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                        --------   --------    --------  --------  ------    -------          -------
   Total from investment operations....    (4.18)     (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                        --------   --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income...    (0.03)        --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains..    (0.19)     (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                        --------   --------    --------  --------  ------    -------          -------
   Total distributions.................    (0.22)     (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                        --------   --------    --------  --------  ------    -------          -------
Net Asset Value, end of period......... $  18.57   $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                        ========   ========    ========  ========  ======    =======          =======
Total Investment Return(b).............   (18.25)%   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions) $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
 Expenses..............................    0.64 %     0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
 Net investment income (loss)..........    0.18 %     0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate................      86 %       89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.

                                                   Money Market Portfolio
                                        --------------------------------------------
                                                         Year Ended
                                                        December 31,
                                        --------------------------------------------
                                          2001      2000      1999     1998    1997
                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and
 unrealized gains......................     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                        ========  ========  ========  ======  ======
Total Investment Return(a).............    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
 Expenses..............................    0.43 %     0.44%    0.42 %   0.41%   0.43%
 Net investment income.................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F3

Financial Highlights

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                  SP Aggressive Growth Asset Allocation Portfolio
                                                  -------------------------------------------
                                                                            September 22, 2000(a)
                                                     Year Ended                    through
                                                  December 31, 2001           December 31, 2000
                                                  -----------------         ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.33                     $10.00
                                                       -------                     ------
Income from Investment Operations:
Net investment income............................         0.02                       0.01
Net realized and unrealized losses on investments        (1.69)                     (0.67)
                                                       -------                     ------
   Total from investment operations..............        (1.67)                     (0.66)
                                                       -------                     ------
Less Distributions:
Dividends from net investment income.............        (0.02)                     (0.01)
Distributions from net realized gains............        (0.06)                        --
                                                       -------                     ------
   Total distributions...........................        (0.08)                     (0.01)
                                                       -------                     ------
Net Asset Value, end of period...................      $  7.58                     $ 9.33
                                                       =======                     ======
Total Investment Return(b).......................       (17.92)%                    (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.5                     $  2.1
Ratios to average net assets:
  Expenses.......................................        0.05 %                     0.05 %(c)
  Net investment income..........................        0.39 %                     0.36 %(c)
Portfolio turnover rate..........................          62 %                        6 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.


                                      F4

Financial Highlights

                                                    SP AIM Aggressive Growth Portfolio
                                                  ----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.60             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment loss..............................        (0.04)              (0.01)
Net realized and unrealized losses on investments        (2.07)              (1.39)
                                                       -------             -------
   Total from investment operations..............        (2.11)              (1.40)
                                                       -------             -------
Net Asset Value, end of period...................      $  6.49             $  8.60
                                                       =======             =======
Total Investment Return(b).......................       (24.53)%            (14.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   5.7             $   3.9
Ratios to average net assets:(d)
  Expenses.......................................         1.07%              1.07 %(c)
  Net investment loss............................        (0.73)%             (0.40)%(c)
Portfolio turnover rate..........................          87 %                 16%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                                           SP AIM Core Equity Portfolio
                                                  (formerly, SP AIM Growth and Income Portfolio)
                                                  ------------------------------------------
                                                                           September 22, 2000(a)
                                                     Year Ended                   through
                                                  December 31, 2001          December 31, 2000
                                                  -----------------        ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.41                    $ 10.00
                                                       -------                    -------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)                   0.01
Net realized and unrealized losses on investments        (1.90)                     (1.59)
                                                       -------                    -------
   Total from investment operations..............        (1.90)                     (1.58)
                                                       -------                    -------
Less Dividends:
Dividends from net investment income.............           --                      (0.01)
                                                       -------                    -------
Net Asset Value, end of period...................      $  6.51                    $  8.41
                                                       =======                    =======
Total Investment Return(b).......................       (22.68)%                   (15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  10.2                    $   4.3
Ratios to average net assets:(d)
  Expenses.......................................        1.00 %                     1.00 %(c)
  Net investment income (loss)...................        (0.02)%                    0.26 %(c)
Portfolio turnover rate..........................          65 %                       15 %(e)

(a)Commencement of operations.

(b)Total investment return calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.55% and (1.57)%, respectively, for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                      F5

Financial Highlights

                                                  SP Alliance Large Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.55             $ 10.00
                                                       -------             -------
Income From Investment Operations:
Net investment income (loss).....................        (0.01)               0.01
Net realized and unrealized losses on investments        (1.23)              (1.45)
                                                       -------             -------
   Total from investment operations..............        (1.24)              (1.44)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Tax return of capital distributions..............           --(f)               --
                                                       -------             -------
   Total distributions...........................           --(f)            (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  7.31             $  8.55
                                                       =======             =======
Total Investment Return(b).......................       (14.47)%            (14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  35.9             $   7.1
Ratios to average net assets:(d)
  Expenses.......................................        1.10 %               1.10%(c)
  Net investment income (loss)...................        (0.08)%              0.44%(c)
Portfolio turnover rate..........................          47 %                 10%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                      F6

Financial Highlights

                                                     SP Alliance Technology Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  7.62             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment income (loss).....................        (0.03)               0.01
Net realized and unrealized losses on investments        (1.88)              (2.38)
                                                       -------             -------
   Total from investment operations..............        (1.91)              (2.37)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Distributions in excess of net investment income.           --                  --(b)
                                                       -------             -------
   Total distributions...........................           --               (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  5.71             $  7.62
                                                       =======             =======
Total Investment Return(c).......................       (25.07)%            (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.7             $   6.1
Ratios to average net assets: (e)
  Expenses.......................................        1.30 %               1.30%(d)
  Net investment income (loss)...................        (0.69)%              0.37%(d)
Portfolio turnover rate..........................          47 %                23 %(f)

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                                                  SP Balanced Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $ 9.80              $10.00
                                                       ------              ------
Income from Investment Operations:
Net investment income............................        0.14                0.06
Net realized and unrealized losses on investments       (0.73)              (0.20)
                                                       ------              ------
   Total from investment operations..............       (0.59)              (0.14)
                                                       ------              ------
Less Distributions:
Dividends from net investment income.............       (0.14)              (0.06)
Distributions from net realized gains............       (0.05)                 --
                                                       ------              ------
   Total distributions...........................       (0.19)              (0.06)
                                                       ------              ------
Net Asset Value, end of period...................      $ 9.02              $ 9.80
                                                       ======              ======
Total Investment Return(b).......................       (5.99)%             (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $ 66.1              $  3.7
Ratios to average net assets:
  Expenses.......................................       0.05 %              0.05 %(c)
  Net investment income..........................       3.26 %              4.89 %(c)
Portfolio turnover rate..........................         35 %                 4 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.


                                      F7

Financial Highlights

                                                          SP Conservative Asset Allocation Portfolio
                                                          --------------------------------------
                                                                               September 22, 2000(a)
                                                             Year Ended               through
                                                          December 31, 2001      December 31, 2000
                                                          -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.00                 $10.00
                                                               ------                 ------
Income From Investment Operations:
Net investment income....................................        0.21                   0.08
Net realized and unrealized gains (losses) on investments       (0.24)                    --(c)
                                                               ------                 ------
   Total from investment operations......................       (0.03)                  0.08
                                                               ------                 ------
Less Distributions:
Dividends from net investment income.....................       (0.16)                 (0.08)
Distributions from net realized gains....................       (0.04)                    --(c)
                                                               ------                 ------
   Total distributions...................................       (0.20)                 (0.08)
                                                               ------                 ------
Net Asset Value, end of period...........................      $ 9.77                 $10.00
                                                               ======                 ======
Total Investment Return(b)...............................       (0.23)%                 0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 47.9                 $  1.9
Ratios to average net assets:
  Expenses...............................................        0.05%                  0.05%(d)
  Net investment income..................................        4.76%                  8.07%(d)
Portfolio turnover rate..................................         29 %                    4 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

                                                                 SP Davis Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $ 10.15             $10.00
                                                               -------             ------
Income from Investment Operations:
Net investment income....................................         0.05               0.02
Net realized and unrealized gains (losses) on investments        (1.11)              0.15
                                                               -------             ------
   Total from investment operations......................        (1.06)              0.17
                                                               -------             ------
Less Dividends:
Dividends from net investment income.....................        (0.05)             (0.02)
                                                               -------             ------
Net Asset Value, end of period...........................      $  9.04             $10.15
                                                               =======             ======
Total Investment Return(b)...............................       (10.46)%             1.69%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $  94.4             $ 12.8
Ratios to average net assets:(d)
  Expenses...............................................        0.83 %              0.83%(c)
  Net investment income..................................        0.64 %              1.48%(c)
Portfolio turnover rate..................................          17 %                3 %(e)

(a)Commencement of operations.

(b)Total investment is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.03% and 0.43%, respectively, for the year ended December 31, 2001 and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.


                                      F8

Financial Highlights

                                                  SP Deutsche International Equity Portfolio
                                                  --------------------------------------
                                                                       September 22, 2000(a)
                                                     Year Ended               through
                                                  December 31, 2001      December 31, 2000
                                                  -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.44                $10.00
                                                       -------                ------
Income From Investment Operations:
Net investment income............................         0.05                  0.01
Net realized and unrealized losses on investments        (2.09)                (0.57)
                                                       -------                ------
   Total from investment operations..............        (2.04)                (0.56)
                                                       -------                ------
Less Dividends:
Dividends from net investment income.............        (0.05)                   --
                                                       -------                ------
Net Asset Value, end of period...................      $  7.35                $ 9.44
                                                       =======                ======
Total Investment Return(c).......................       (22.07)%               (5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  24.7                $  7.8
Ratios to average net assets:(e)
  Expenses.......................................        1.10 %                 1.10%(d)
  Net investment income..........................        0.61 %                 0.55%(d)
Portfolio turnover rate..........................         155 %                   51%(f)

(a)Commencement of operations.

(b)Less than $0.01 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.27% and (1.56)%, respectively, for the year ended December 31, 2001 and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                                                   SP Growth Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.52             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income............................         0.09               0.03
Net realized and unrealized losses on investments        (1.21)             (0.49)
                                                       -------             ------
   Total from investment operations..............        (1.12)             (0.46)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.08)             (0.02)
Distributions from net realized gains............        (0.05)                --
                                                       -------             ------
   Total distributions...........................        (0.13)             (0.02)
                                                       -------             ------
Net Asset Value, end of period...................      $  8.27             $ 9.52
                                                       =======             ======
Total Investment Return(b).......................       (11.77)%            (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  46.8             $  3.9
Ratios to average net assets:
  Expenses.......................................         0.05%              0.05%(c)
  Net investment income..........................         1.71%              2.95%(c)
Portfolio turnover rate..........................          43 %                39%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized

(d)Not annualized.


                                      F9

Financial Highlights

                                       SP INVESCO Small Company Growth Portfolio
                                       ------------------------------------
                                                           September 22, 2000(a)
                                          Year Ended              through
                                       December 31, 2001     December 31, 2000
                                       -----------------   ---------------------
 Per Share Operating Performance:
 Net Asset Value, beginning of
  period..............................      $  8.38               $ 10.00
                                            -------               -------
 Income From Investment Operations:
 Net investment loss..................        (0.02)                   --(f)
 Net realized and unrealized losses
  on investments......................        (1.42)                (1.62)
                                            -------               -------
    Total from investment operations..        (1.44)                (1.62)
                                            -------               -------
 Net Asset Value, end of period.......      $  6.94               $  8.38
                                            =======               =======
 Total Investment Return(b)...........       (17.18)%              (16.20)%
 Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)...........................      $   8.4               $   5.5
 Ratios to average net assets:(d)
  Expenses............................         1.15%                 1.15%(c)
  Net investment loss.................        (0.28)%               (0.10)%(c)
 Portfolio turnover rate..............           83%                   29%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                      F10

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.


                                      F11

Financial Highlights

                                                               SP Large Cap Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.44              $10.00
                                                               ------              ------
Income from Investment Operations:
Net investment income....................................        0.09                0.04
Net realized and unrealized gains (losses) on investments       (0.99)               0.44
                                                               ------              ------
   Total from investment operations......................       (0.90)               0.48
                                                               ------              ------
Less Distributions:
Dividends from net investment income.....................       (0.10)              (0.04)
Distributions in excess of net investment income.........          --                  --(e)
                                                               ------              ------
   Total distributions...................................       (0.10)              (0.04)
                                                               ------              ------
Net Asset Value, end of period...........................      $ 9.44              $10.44
                                                               ======              ======
Total Investment Return(b)...............................       (8.65)%             4.82 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 23.7              $  3.9
Ratios to average net assets:(d)
  Expenses...............................................       0.90 %              0.90 %(c)
  Net investment income..................................       1.18 %              1.60 %(c)
Portfolio turnover rate..................................         61 %                13 %(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)Less than $0.005 per share.

(f)Not annualized.


                                      F12

Financial Highlights

                                                  SP MFS Capital Opportunities Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.15             $10.00
                                                       -------             ------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)           0.01
Net realized and unrealized losses on investments        (2.13)             (0.85)
                                                       -------             ------
   Total from investment operations..............        (2.13)             (0.84)
                                                       -------             ------
Less Dividends:
Dividends from net investment income.............        (0.01)             (0.01)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.01             $ 9.15
                                                       =======             ======
Total Investment Return(b).......................       (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   8.2             $  4.3
Ratios to average net assets:(d)
  Expenses.......................................         1.00%             1.00 %(c)
  Net investment income (loss)...................          (--)%(g)         0.40 %(c)
Portfolio turnover rate..........................          99 %               25 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Less than 0.005%.

                                                      SP MFS Mid-Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.69             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income (loss).....................        (0.01)              0.02
Net realized and unrealized losses on investments        (2.01)             (0.25)
                                                       -------             ------
   Total from investment operations..............        (2.02)             (0.23)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.01)             (0.02)
Distributions from net realized gains............        (0.04)             (0.06)
                                                       -------             ------
   Total distributions...........................        (0.05)             (0.08)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.62             $ 9.69
                                                       =======             ======
Total Investment Return(b).......................       (20.93)%            (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  15.9             $  5.6
Ratios to average net assets:(d)
 Expenses........................................         1.00%              1.00%(c)
 Net investment income (loss)....................        (0.20)%             1.16%(c)
Portfolio turnover rate..........................           93%                27%(e)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.


                                      F13

Financial Highlights

                                                                 SP PIMCO High Yield Portfolio
                                                            -----------------------------------
                                                                              September 22, 2000(a)
                                                               Year Ended            through
                                                            December 31, 2001   December 31, 2000
                                                            ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.......................      $10.02              $10.00
                                                                 ------              ------
Income from Investment Operations:
Net investment income......................................        0.59                0.17
Net realized and unrealized gains (losses) on investments..       (0.21)               0.02
                                                                 ------              ------
   Total from investment operations........................        0.38                0.19
                                                                 ------              ------
Less Distributions:
Dividends from net investment income.......................       (0.59)              (0.16)
Distributions from net realized gains......................          --               (0.01)
Distributions in excess of net realized capital gains......          --                  --(d)
                                                                 ------              ------
   Total distributions.....................................       (0.59)              (0.17)
                                                                 ------              ------
Net Asset Value, end of period.............................      $ 9.81              $10.02
                                                                 ======              ======
Total Investment Return(b).................................        3.97%               1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)....................      $ 52.0              $  8.0
Ratios to average net assets:(e)
 Expenses..................................................        0.82%               0.82%(c)
 Net investment income.....................................        7.44%               7.78%(c)
Portfolio turnover rate....................................         105%                 88%(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)Not annualized.


                                      F14

Financial Highlights

                                                     SP PIMCO Total Return Portfolio
                                                 -----------------------------------
                                                                   September 22, 2000(a)
                                                    Year Ended            through
                                                 December 31, 2001   December 31, 2000
                                                 ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............      $10.40              $10.00
                                                      ------              ------
Income From Investment Operations:
Net investment income...........................        0.32                0.13
Net realized and unrealized gains on investments        0.57                0.39
                                                      ------              ------
   Total from investment operations.............        0.89                0.52
                                                      ------              ------
Less Distributions:
Dividends from net investment income............       (0.34)              (0.11)
Distributions from net realized gains...........       (0.25)              (0.01)
                                                      ------              ------
   Total distributions..........................       (0.59)              (0.12)
                                                      ------              ------
Net Asset Value, end of period..................      $10.70              $10.40
                                                      ======              ======
Total Investment Return(b)......................        8.66%               5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........      $147.0              $ 10.7
Ratios to average net assets(d):
  Expenses......................................        0.76%               0.76%(c)
  Net investment income.........................        3.69%               5.94%(c)
Portfolio turnover rate.........................         718%                239%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ----------------------------------------------------
                                                        Class I                     Class II
                                        -----------------------------------     -----------------
                                                          September 22, 2000(a)  July 9, 2001(b)
                                           Year Ended            through             through
                                        December 31, 2001   December 31, 2000   December 31, 2001
                                        ----------------- --------------------- -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...      $  8.38             $ 10.00             $ 7.56
                                             -------             -------             ------
Income from Investment Operations:
Net investment income (loss)...........        (0.01)               0.01              (0.01)
Net realized and unrealized losses on
 investments...........................        (1.48)              (1.62)             (0.67)
                                             -------             -------             ------
   Total from investment operations....        (1.49)              (1.61)             (0.68)
                                             -------             -------             ------
Less Dividends:
Dividends from net investment income...           --               (0.01)                --
                                             -------             -------             ------
Net Asset Value, end of period.........      $  6.89             $  8.38             $ 6.88
                                             =======             =======             ======
Total Investment Return(c).............       (17.78)%            (16.11)%            (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $  31.2             $   6.4             $  0.2
Ratios to average net assets:(d)
 Expenses..............................         0.90%               0.90%(e)           1.30%(e)
 Net investment income (loss)..........        (0.37)%              0.49%(e)          (0.87)%(e)
Portfolio turnover rate................          258%                 82%(f)            258%(f)

(a)Commencement of operations.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.41% and (0.88)%, respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.

(e)Annualized.

(f)Not annualized.


                                      F15

Financial Highlights

                                                          SP Small/Mid Cap Value Portfolio
                                                       -----------------------------------
                                                                         September 22, 2000(a)
                                                          Year Ended            through
                                                       December 31, 2001   December 31, 2000
                                                       ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................      $11.13              $10.00
                                                            ------              ------
Income From Investment Operations:
Net investment income.................................        0.08                0.03
Net realized and unrealized gains on investments......        0.26                1.10
                                                            ------              ------
   Total from investment operations...................        0.34                1.13
                                                            ------              ------
Less Dividends:
Dividends from net investment income..................       (0.11)                 --(b)
                                                            ------              ------
Net Asset Value, end of period........................      $11.36              $11.13
                                                            ======              ======
Total Investment Return(c)............................        3.11%              11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...............      $ 47.4              $  6.1
Ratios to average net assets:(e)
 Expenses.............................................        1.05%               1.05%(d)
 Net investment income................................        1.08%               1.79%(d)
Portfolio turnover rate...............................          89%                 18%(f)

(a)   Commencement of operations.

(b)   Less than $0.005 per share.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)   Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)   Not annualized.


                                      F16

Financial Highlights

                                                SP Strategic Partners Focused Growth Portfolio
                                        ----------------------------------------------------------
                                                         Class I                         Class II
                                        --------------------------------------     --------------------
                                                             September 22, 2000(a) January 12, 2001(b)
                                             Year Ended             through              through
                                        December 31, 2001(h)   December 31, 2000   December 31, 2001(h)
                                        -------------------- --------------------- --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...       $  7.94               $ 10.00              $  8.43
                                              -------               -------              -------
Income From Investment Operations:
Net investment income (loss)...........         (0.01)                   --(g)             (0.03)
Net realized and unrealized losses on
 investments...........................         (1.20)                (2.06)               (1.70)
                                              -------               -------              -------
   Total from investment operations....         (1.21)                (2.06)               (1.73)
                                              -------               -------              -------
Less Distributions:
Dividends from net investment income(g)            --                    --                   --
                                              -------               -------              -------
Net Asset Value, end of period.........       $  6.73               $  7.94              $  6.70
                                              =======               =======              =======
Total Investment Return(c).............        (15.32)%              (20.47)%             (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)       $   7.7               $   5.9              $   2.0
Ratios to average net assets:(e)
 Expenses..............................          1.01%                 1.01%(d)             1.41%(d)
 Net investment income (loss)..........         (0.16)%                0.18%(d)            (0.58)%(d)
Portfolio turnover rate................           116%                   37%(f)              116%(f)

(a) Commencement of offering of Class I shares.

(b) Commencement of offering of Class II shares.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been
   2.61% and (1.76)%, respectively, for Class I and 3.01% and (2.18)%, respectively, for Class II for the period ended December 31, 2001 and 3.88%
     and (2.69)%, respectively, for Class I for the period ended December 31, 2000.

(f) Not annualized.

(g) Less than $0.005 per share.

(h) Calculated based upon weighted average shares outstanding during the period.


                                      F17

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                          Government Income Portfolio
                           High Yield Bond Portfolio
                              Jennison Portfolio
                        Jennison 20/20 Focus Portfolio
                            Money Market Portfolio
                     Small Capitalization Stock Portfolio
                             Stock Index Portfolio
                                Value Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
               5  Principal Risks
               8  Evaluating Performance

              21  HOW THE PORTFOLIOS INVEST
              21  Investment Objectives and Policies
              21  Conservative Balanced Portfolio
              22  Diversified Bond Portfolio
              23  Equity Portfolio
              24  Flexible Managed Portfolio
              26  Global Portfolio
              26  Government Income Portfolio
              27  High Yield Bond Portfolio
              28  Jennison Portfolio
              29  Jennison 20/20 Focus Portfolio
              30  Money Market Portfolio
              31  Small Capitalization Stock Portfolio
              32  Stock Index Portfolio
              32  Value Portfolio
              34  OTHER INVESTMENTS AND STRATEGIES
              34  ADRs
              34  Convertible Debt and Convertible Preferred Stock
              34  Derivatives
              34  Dollar Rolls
              34  Equity Swaps
              34  Forward Foreign Currency Exchange Contracts
              34  Futures Contracts
              35  Interest Rate Swaps
              35  Joint Repurchase Account
              35  Loans and Assignments
              35  Mortgage-related Securities
              35  Options
              36  Real Estate Investment Trusts (REITs)
              36  Repurchase Agreements
              36  Reverse Repurchase Agreements
              36  Short Sales
              36  Short Sales Against-the-Box
              36  When-Issued and Delayed Delivery Securities
              37  HOW THE FUND IS MANAGED
              37  Board of Directors
              37  Investment Adviser
              37  Investment Sub-Advisers
              38  Portfolio Managers

--------------------------------------------------------------------------------

                   42  HOW TO BUY AND SELL SHARES OF THE FUND
                   43  Net Asset Value
                   44  Distributor
                   44  OTHER INFORMATION
                   44  Federal Income Taxes
                   45  Monitoring for Possible Conflicts
                   45  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 5. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

The Portfolio's investment objective is total investment return consistent with a conservatively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  management risk

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Flexible Managed Portfolio

The Portfolio's investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Government Income Portfolio

The Portfolio's investment objective is a high level of income over the long term consistent with the preservation of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk
    .  market risk
    .  mortgage risk

 An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

High Yield Bond Portfolio

The Portfolio's investment objective is a high total return. In pursuing our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)

The Portfolio's investment objective is long-term growth of capital. We seek to achieve our objective by investing primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager will use a "value" approach, which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager will use a "growth" approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. "Growth" stocks usually involve a higher level of risk than "value" stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.


Small Capitalization Stock Portfolio

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve our objective, we invest primarily in equity securities of publicly-traded companies with small market capitalizations. We attempt to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P Small Cap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2002, the S&P SmallCap 600 Index stocks had market capitalizations of between $46 million and $3.3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I Shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
6.95%  12.20%  (0.97%) 17.27%  12.63%  13.45%  11.74%   6.69%  (0.48)%  (2.02)%

BEST QUARTER: 7.62% (2/nd/ quarter of 1997)
WORST QUARTER: (6.03)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                              1 YEAR  5 YEARS 10 YEARS
                                              ------- ------- --------
Class I shares                                 -2.02%  5.69%    7.55%
S&P 500**                                     -11.88% 10.70%   12.93%
Conservative Balanced Custom Blended Index***  -2.22%  8.81%    9.81%
Lipper Average****                             -2.87%  8.04%    9.19%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Conservative Balanced Custom Blended Index consists of the Standard &
   Poor's 500 Composite Stock Price Index (50%), the Lehman Aggregate Bond
   Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Bond Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.19%  10.13%  (3.23)%  20.73%  4.40%   8.57%   7.15%  (0.74)%  9.72%   6.98

BEST QUARTER: 7.32% (2nd quarter of 1995)     WORST QUARTER: -2.83% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                              1 YEAR 5 YEARS 10 YEARS
                              ------ ------- --------
Class I shares                6.98%   6.27%   6.92%
Lehman Aggregate Bond Index** 8.44%   7.43%   7.23%
Lipper Average***             7.57%   6.44%   7.07%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993     1994    1995    1996    1997    1998    1999     2000    2001
----    ----     ----    ----    ----    ----    ----    ----     ----    ----
7.61%   15.58%  (3.16)%  24.13%  13.64%  17.96%  10.24%  7.78%   (1.44)% (5.68)%

BEST QUARTER: 10.89% (2nd quarter of 1997)
WORST QUARTER: -9.46% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR  5 YEARS 10 YEARS
                                         ------- ------- --------
               Class I shares             -5.68%  5.43%    8.27%
               S&P 500**                 -11.88% 10.70%   12.93%
               Flexible Managed
                 Custom Blended Index***  -4.00%  9.26%   10.52%
               Lipper Average****         -5.27%  7.95%    9.62%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***The Flexible Managed Custom Blended Index consists of the S&P 500 (60%), the
   Lehman Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                      Annual Returns* (Class I shares)
                      --------------------------------
1992     1993    1994    1995    1996    1997   1998     1999     2000    2001
----     ----    ----    ----    ----    ----   ----     ----     ----    ----
(3.42)%  43.14% (4.89)%  15.88%  19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)
WORST QUARTER: -21.45% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                   1 YEAR  5 YEARS 10 YEARS
                   ------- ------- --------
Class I shares     -17.64%  6.11%   9.39%
MSCI World Index** -16.82%  5.37%   8.06%
Lipper Average***  -15.28%  6.38%   9.57%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Government Income Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]


Annual Return* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
5.85%  12.56%  (5.16)%  19.48%  2.22%   9.67%   9.09%  (2.70)%  12.78%  8.06%

BEST QUARTER: 6.72% (2nd quarter of 1995)     WORST QUARTER: (3.93)% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                          1 YEAR 5 YEARS 10 YEARS
                          ------ ------- --------
Class I shares            8.06%   7.24%   6.95%
Lehman Govt. Bond Index** 7.23%   7.40%   7.14%
Lipper Average***         6.68%   6.70%   6.55%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General U.S. Government Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
High Yield Bond Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
17.53%  19.27% (2.72)%  17.56%  11.39%  13.78% (2.36)%  4.61%  (7.91)%  (0.44)%

BEST QUARTER: 7.12% (1st quarter of 1992)
WORST QUARTER: -9.50% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR 5 YEARS 10 YEARS
                                         ------ ------- --------
               Class I shares            -0.44%  1.28%   6.64%
               Lehman High Yield Index**  5.28%  3.11%   7.58%
               Lipper Average***          1.13%  1.60%   6.59%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman High Yield Index is made up of over 700 noninvestment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]




Annual Returns* (Class I shares)

 2000     2001
 ----     ----
 (5.41%  (1.01)%

BEST QUARTER: 18.80% (4th quarter of 1999)
WORST QUARTER: -14.47% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                  SINCE     SINCE
                                                 CLASS I  CLASS II
                                                INCEPTION INCEPTION
                                        1 YEAR  (5/3/99)  (2/15/00)
                                        ------- --------- ---------
Class I shares                           -1.01%   4.12%      --
Class II shares                          -1.30%    --      -1.51%
S&P 500**                               -11.88%  -4.31%    -8.50%
Russell(R) 1000 Index***                -12.45%  -3.88%      --
Lipper Large Cap Core Funds Average**** -13.03%  -4.26%      --
Lipper Multi Cap Core Funds Average**** -12.94%    .23%      --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell(R) 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average and Multi Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.
    Source: Lipper, Inc. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

                                    [CHART]





Annual Returns* (Class I shares)

1992    1993    1994    1995    1996     1997    1998     1999    2000     2001
----    ----    ----    ----    ----     ----    ----     ----    ----     ----
3.79%   2.95%   4.05%   5.80%   5.22%    5.41%   5.39%    4.97%   6.20%    4.22%

BEST QUARTER: 1.59% (3rd quarter of 2000)
WORST QUARTER: 0.66% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                  1 YEAR    5 YEARS  10 YEARS
                 --------- --------- ---------
Class I shares       4.22%     5.24%     4.80%
Lipper Average**     3.73%     4.96%     4.54%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

7-Day Yield* (as of 12/31/01)

 Money Market Portfolio          1.89%
 Average Money Market Fund**     1.45%

 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.
** Source: iMoneyNet, Inc. As of 12/31/01, based on the iMoneyNet First and Second Tier General Purpose Retail Universe.

--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]



Annual Returns* (Class I shares)

1996      1997      1998      1999      2000      2001
----      ----      ----      ----      ----      ----
19.77%  25.17%     (0.76)%    12.68%    12.81%    5.53%

BEST QUARTER: 20.50% (4th quarter of 2001)
WORST QUARTER: -20.61% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                SINCE
                                              INCEPTION
                          1 YEAR    5 YEARS   (4/25/95)
                         --------- ---------- ----------
Class I shares               5.53%     10.75%     13.94%
S&P SmallCap 600 Index**     6.51%     10.65%     14.34%
Lipper Average***            2.85%      9.81%     13.00%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest month-end return. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)
WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                  1 YEAR  5 YEARS 10 YEARS
                  ------  ------- --------
Class I shares    -12.05% 10.47%   12.61%
S&P 500**         -11.88% 10.70%   12.93%
Lipper Average*** -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]






Annual Returns* (Class I shares)

1992     1993   1994    1995    1996    1997    1998    1999    2000    2001
----     ----   ----    ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%   21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)
WORST QUARTER: -18.14% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                1 YEAR  5 YEARS 10 YEARS
                                                ------  ------- --------
       Class I Shares                            -2.08% 11.18%   13.14%
       S&P 500**                                -11.88% 10.70%   12.93%
       Russell(R) 1000 Value Index***            -5.59% 11.13%   14.13%
       Lipper Large Cap Value Funds
         Average****                             -5.98%  8.68%   12.38%
       Lipper Multi Cap Value Funds Average****  -0.22%  9.81%   11.17%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** TheRussell(R) 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.

-------------------------------------------------------------
Balanced Portfolio                                           To achieve our objective, we invest in a mix of equity and
We invest in equity, debt and money market securities in     equity-related securities, debt obligations and money
order to achieve diversification. We seek to maintain a      market instruments. We adjust the percentage of Portfolio
conservative blend of investments that will have strong      assets in each category depending on our expectations
performance in a down market and solid, but not              regarding the different markets. While we make every
necessarily outstanding, performance in up markets.          effort to achieve our objective, we can't guarantee
This Portfolio may be appropriate for an investor looking    success and it is possible that you could lose money.
for diversification with less risk than that of the Flexible
Managed Portfolio, while recognizing that this reduces       We will vary how much of the Portfolio's assets are
the chances of greater appreciation.                         invested in a particular type of security depending on
                                                             how we think the different markets will perform.
--------------------------------------------

Under normal conditions, we will invest within the ranges shown below:

                       Asset Type         Minimum Normal Maximum
                       ----------         ------- ------ -------
                         Stocks             15%     50%    75%
               Debt obligations and money   25%     50%    85%
                   market securities

The equity portion of the Portfolio is generally managed as an index fund, designed to mirror the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio's investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the

U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

-------------------------------------------------------------
Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

--------------------------------------------

Usually, at least 80% of the Portfolio's investable assets will be invested in debt securities that are investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc.-

(Moody's), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio.

---------------------------------------------------------------
Balanced Portfolio                                             To achieve our objective, we invest in a mix of equity
We invest in equity, debt and money market                     and equity-related securities, debt obligations and
securities -- in order to achieve diversification in a single  money market instruments. We adjust the percentage of
Portfolio. We seek to maintain a more aggressive mix of        Portfolio assets in each category depending on our
investments than the Conservative Balanced Portfolio.          expectations regarding the different markets. While we
This Portfolio may be appropriate for an investor looking      make every effort to achieve our objective, we can't
for diversification who is willing to accept a relatively high guarantee success and it is possible that you could lose
level of loss in an effort to achieve greater appreciation.    money.

--------------------------------------------

Generally, we will invest within the ranges shown below:

                       Asset Type        Minimum Normal Maximum
                       ----------        ------- ------ -------
                         Stocks            25%     60%    100%
                 Fixed income securities    0%     40%     75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans or assignments in the form of loan participations and mortgage-related securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in Real Estate Investment Trusts (REITs).

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use interest rate swaps in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Government Income Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. In pursuing our objective, we invest primarily in intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established, sponsored or guaranteed by the U.S. government, including mortgage-backed securities issued by government agencies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              Normally, we will invest at least 80% of the Portfolio's
U.S. Government Securities                                investable assets in U.S. government securities, which
U.S. government securities are considered among the       include Treasury securities, obligations issued or
most creditworthy of debt securities. Because they are    guaranteed by U.S. government agencies and
generally considered less risky, their yields tend to be  instrumentalities and mortgage-related securities lower than the yields from corporate debt. Like all debt  issued by U.S. government instrumentalities or non-
securities, the values of U.S. government securities will governmental corporations.
change as interest rates change.
--------------------------------------------

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. government and related entities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
High Yield Bond Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high total return. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------
High Yield/High Risk                                      Normally, we will invest at least 80% of the Portfolio's
Lower rated and comparable unrated securities tend to     investable assets in medium to lower rated debt
offer better yields than higher rated securities with the securities. These high-yield or "junk bonds" are riskier same maturities because the issuer's financial condition  than higher rated bonds and are considered speculative.
may not have been as strong as that of higher rated
issuers. Changes in the perception of the                 The Portfolio may invest up to 20% of its total assets in
creditworthiness of the issuers of lower rated securities U.S. dollar denominated debt securities issued outside
tend to occur more frequently and in a more pronounced    the U.S. by foreign and U.S. issuers.
manner than for issuers of higher rated securities.
--------------------------------------------

The Portfolio may also acquire common and preferred stock, debt securities and convertible debt and preferred stock.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis. The Portfolio may invest in PIK bonds.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              To achieve this objective, the Portfolio will invest
Value & Growth Approaches                                 primarily in up to 40 equity securities of U.S. companies
Our strategy is to combine the efforts of two outstanding that are selected by the Portfolio's two portfolio
portfolio managers, each with a different investment      managers as having strong capital appreciation
style, and to invest in only the favorite stock picks of  potential. Each portfolio manager will manage his own
each manager. One manager will invest using a value       portion of the Portfolio's assets, which will usually
approach, which means he will attempt to identify strong  include a maximum of 20 securities. Because the companies selling at a discount from their perceived true Portfolio will be investing in 40 or fewer securities, an
value. The other manager will use a growth approach,      investment in this Portfolio may be riskier than an
which means he seeks companies that exhibit higher-       investment in a more widely diversified fund. We intend
than-average earnings growth.                             to be fully invested, under normal market conditions, but
--------------------------------------------              may accumulate cash and other short-term investments
                                                          in such amounts and for such temporary periods of time
                                                          as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market; purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts; and purchase or sell securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

-------------------------------------------------------------
Steady Net Asset Value                                       We invest in a diversified portfolio of short-term debt
The net asset value for the Portfolio will ordinarily remain obligations of the U.S. government, its agencies and
issued at $10 per share because dividends are declared       instrumentalities, as well as commercial paper, asset
and reinvested daily. The price of each share remains        backed securities, funding agreements, certificates of
the same, but when dividends are declared the value of       deposit, floating and variable rate demand notes, notes
your investment grows.                                       and other obligations issued by banks, corporations and
--------------------------------------------                 other companies (including trust structures), and
                                                             obligations issued by foreign banks, companies or
                                                             foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------            To achieve this objective, we attempt to duplicate the
S&P SmallCap index                                      performance of the S&P SmallCap 600 Index. Normally
We attempt to duplicate the performance of the Standard we do this by investing at least 80% of the Portfolio's
& Poor's Small Capitalization 600 Stock Index (S&P      investable assets in all or a representative sample of the
SmallCap 600 Index), a market-weighted index which      stocks in the S&P SmallCap 600 Index. Thus, the
consists of 600 smaller capitalization U.S. stocks. The Portfolio is not "managed" in the traditional sense of market capitalization of the companies that make up the using market and economic analyses to select stocks.
S&P SmallCap 600 Index may change from time to
time -- as of January 31, 2002, the S&P SmallCap 600    The Portfolio may also hold cash or cash equivalents, in
Index stocks had market capitalizations of between      which case its performance will differ from that of the
$46 million and $3.3 billion. They are selected for     Index.
market size, liquidity and industry group. The S&P
SmallCap 600 Index has above-average risk and may
fluctuate more than the S&P 500.
--------------------------------------------

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on equity securities and stock indexes; purchase and sell stock index futures contracts and options on those futures contracts; purchase and sell exchange-traded fund shares; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

 A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                             Total advisory fees as %
Portfolio                                     of average net assets
---------                                    ------------------------
Conservative Balanced.......................           0.55
Diversified Bond............................           0.40
Equity......................................           0.45
Flexible Managed............................           0.60
Global......................................           0.75
Government Income...........................           0.40
High Yield Bond.............................           0.55
Jennison 20/20 Focus (formerly, 20/20 Focus)           0.75
Jennison (formerly, Prudential Jennison)....           0.60
Money Market................................           0.40
Small Capitalization Stock..................           0.40
Stock Index.................................           0.35
Value.......................................           0.40

--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Global Portfolio, the Jennison Portfolio, and the Jennison 20/20 Focus Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio and the Value Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. (DAMI) serves as a sub-adviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

Victory Capital Management Inc. (Victory) (formerly, Key Asset Management Inc.) serves as a sub-adviser for a portion of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of December 31, 2001, Victory's total assets under management exceeded $72 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, and Money Market, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Conservative Balanced Portfolio and Flexible Managed Portfolio

These Portfolios are managed by a team of portfolio managers. M. Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The Fixed Income segments are managed by the Fixed Income Group of PIM. This Group uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the

Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

The equity portion of the Conservative Balanced Portfolio is managed by M. Stumpp, John Moschberger, and Michael Lenarcic. M. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within PIM's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

The equity portion of the Flexible Managed Portfolio is managed by M. Stumpp, and James Scott. The background of M. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM's Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

Government Income Portfolio

The U.S. Liquidity Team of PIM, headed by Peter Cordrey, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

U.S. Liquidity Team

   Assets Under Management (as of December 31, 2001):  $27 billion.

   Team Leader:  Peter Cordrey. General Investment Experience:  20 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. Treasuries, agencies and mortgages.

   Investment Strategy: Focus is on high quality, liquidity and controlled risk.

Diversified Bond Portfolio

The Corporate Team of PIM, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Corporate Team

   Assets Under Management (as of December 31, 2001):  $42 billion.

   Team Leader:  Steven Kellner, CFA. General Investment Experience:  16 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

High Yield Bond Portfolio

The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield Team

   Assets Under Management (as of December 31, 2001):  $8 billion.

   Team Leader:  Paul Appleby. General Investment Experience:  15 years.

   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

   Sector:  Below-investment-grade corporate securities.

   Investment Strategy: The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector trends may contribute to securities selection when appropriate.

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Jennison 20/20 Focus Portfolio

Spiros Segalas, Director, Principal and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. Bradley Goldberg of Jennison manages the value portion of the Portfolio. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Mr. Goldberg joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from New York University. Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

Money Market Portfolio

The Money Market Team of PIM, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

Money Market Team

   Assets Under Management (as of December 31, 2001): $52 billion.

   Team Leader:  Joseph Tully. General Investment Experience:  18 years.

   Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

   Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

Value Portfolio

Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                            Conservative Balanced Portfolio
                                                  --------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  --------------------------------------------------
                                                    2001       2000       1999      1998      1997
                                                  --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                  --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income............................     0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses)
 on investments..................................    (0.75)     (0.65)      0.37      1.05      1.26
                                                  --------   --------   --------  --------  --------
   Total from investment operations..............    (0.31)     (0.06)      0.99      1.71      2.02
                                                  --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.............    (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains............    (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains....       --         --      (0.03)       --        --
                                                  --------   --------   --------  --------  --------
   Total distributions...........................    (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                  --------   --------   --------  --------  --------
Net Asset Value, end of year..................... $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                  ========   ========   ========  ========  ========
Total Investment Return:(a)......................    (2.02)%    (0.48)%    6.69 %   11.74 %   13.45 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
 Expenses........................................    0.58 %     0.60 %     0.57 %    0.57 %    0.56 %
 Net investment income...........................    3.05 %     3.79 %     4.02 %    4.19 %    4.48 %
Portfolio turnover rate..........................     239 %       85 %      109 %     167 %      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                              Diversified Bond Portfolio
                                                  -------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  -------------------------------------------------
                                                    2001      2000        1999       1998     1997
                                                  --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                  --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments.....................................     0.12      0.26       (0.75)      0.08    0.11
                                                  --------  --------    --------   --------  ------
   Total from investment operations..............     0.79      1.03       (0.08)      0.77    0.91
                                                  --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                  --------  --------    --------   --------  ------
   Total distributions...........................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                  --------  --------    --------   --------  ------
Net Asset Value, end of year..................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                  ========  ========    ========   ========  ======
Total Investment Return(a).......................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income...........................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..........................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                      F1

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments    (1.35)     (0.86)      0.69      1.14      2.52
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (0.93)     (0.25)      1.27      1.72      3.11
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains....................    (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (5.68)%    (1.44)%    7.78 %   10.24 %   17.96 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
  Expenses...............................................    0.64 %     0.64 %     0.62 %    0.61 %    0.62 %
  Net investment income..................................    2.61 %     3.22 %     3.20 %    3.21 %    3.02 %
Portfolio turnover rate..................................     236 %      132 %       76 %     138 %     227 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F2

Financial Highlights

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                Government Income Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999     1998    1997
                                                          ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $12.02  $11.55  $11.87   $11.52  $11.22
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.89    0.76     0.67    0.75
Net realized and unrealized gains (losses) on investments   0.31    0.52   (1.08)    0.36    0.30
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   0.96    1.41   (0.32)    1.03    1.05
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.72)  (0.91)     --    (0.68)  (0.75)
Distribution from net realized gains.....................     --   (0.03)     --       --      --
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (0.72)  (0.94)     --    (0.68)  (0.75)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $12.26  $12.02  $11.55   $11.87  $11.52
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)...............................   8.06%  12.78%  (2.70)%   9.09%   9.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $311.0  $291.5  $335.5   $443.2  $429.6
Ratios to average net assets:............................
  Expenses...............................................  0.47 %  0.47 %  0.44 %    0.43%   0.44%
  Net investment income..................................   5.53%   6.03%   5.72%    5.71%   6.40%
Portfolio turnover rate..................................    361%    184%    106%     109%     88%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F3

Financial Highlights

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2001     2000     1999    1998     1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                              ----------

                                              ----------


                                              ----------
                                                2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %


                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                2000        1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.


                                      F4

Financial Highlights

                                                   Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
                                              ----------------------------------------------------------------------
                                                              Class I                              Class II
                                              ------------------------------------     -----------------------------
                                                                        May 3, 1999(a)              February 15, 2000(b)
                                               Year Ended   Year Ended     through      Year Ended        through
                                              December 31, December 31,  December 31,  December 31,     December 31,
                                                  2001         2000          1999          2001             2000
                                              ------------ ------------ -------------- ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........    $10.99       $11.88        $10.00        $10.99           $11.36
                                                 ------       ------        ------        ------           ------
Income From Investment Operations:
Net investment income........................      0.05         0.05          0.02          0.02             0.01
Net realized and unrealized gains (losses) on
 investments.................................     (0.15)       (0.71)         1.88         (0.15)           (0.19)
                                                 ------       ------        ------        ------           ------
   Total from investment operations..........     (0.10)       (0.66)         1.90         (0.13)           (0.18)
                                                 ------       ------        ------        ------           ------
Less Distributions:
Dividends from net investment income.........     (0.05)       (0.05)        (0.02)        (0.04)           (0.01)
Distributions from net realized gains........     (0.19)       (0.18)           --(e)      (0.19)           (0.18)
                                                 ------       ------        ------        ------           ------
   Total distributions.......................     (0.24)       (0.23)        (0.02)        (0.23)           (0.19)
                                                 ------       ------        ------        ------           ------
Net Asset Value, end of period...............    $10.65       $10.99        $11.88        $10.63           $10.99
                                                 ======       ======        ======        ======           ======
Total Investment Return(c)...................     (1.01)%      (5.41)%       18.95%        (1.30)%          (1.53)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......    $ 87.8       $ 95.8        $ 65.0        $  2.0           $  0.7
Ratios to average net assets:
  Expenses...................................      0.93%        0.88%         1.09%(d)      1.33%            1.28%(d)
  Net investment income......................      0.46%        0.45%         0.33%(d)      0.06%            0.10%(d)
Portfolio turnover rate......................       131%         163%           64%(f)       131%             163%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Less than $0.005 per share.

(f)Not annualized.

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F5

Financial Highlights

                                                            Small Capitalization Stock Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999    1998     1997
                                                          ------  ------  ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $17.11  $16.25  $14.71  $15.93   $13.79
                                                          ------  ------  ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.06    0.07    0.10    0.09     0.10
Net realized and unrealized gains (losses) on investments   0.67    1.81    1.71   (0.25)    3.32
                                                          ------  ------  ------  ------   ------
   Total from investment operations......................   0.73    1.88    1.81   (0.16)    3.42
                                                          ------  ------  ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.08)  (0.08)     --   (0.09)   (0.10)
Distributions from net realized gains....................  (2.28)  (0.94)  (0.27)  (0.97)   (1.18)
                                                          ------  ------  ------  ------   ------
   Total distributions...................................  (2.36)  (1.02)  (0.27)  (1.06)   (1.28)
                                                          ------  ------  ------  ------   ------
Net Asset Value, end of year............................. $15.48  $17.11  $16.25  $14.71   $15.93
                                                          ======  ======  ======  ======   ======
Total Investment Return(a)...............................   5.53%  12.81%  12.68%  (0.76)%  25.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $611.1  $568.3  $437.5  $360.4   $290.3
Ratios to average net assets:
  Expenses...............................................   0.48%   0.48%   0.45%   0.47%    0.50%
  Net investment income..................................   0.52%   0.59%   0.70%   0.57%    0.69%
Portfolio turnover rate..................................    23 %    29 %    31 %    26 %     31 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F6

Financial Highlights

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.


                                      F7

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                          Diversified Bond Portfolio
                   Diversified Conservative Growth Portfolio
                               Equity Portfolio
                               Global Portfolio
                           High Yield Bond Portfolio
                              Jennison Portfolio
                        Jennison 20/20 Focus Portfolio
                            Money Market Portfolio
                     Small Capitalization Stock Portfolio
                             Stock Index Portfolio
                                Value Portfolio
                SP Aggressive Growth Asset Allocation Portfolio
                       SP Alliance Technology Portfolio
                    SP Balanced Asset Allocation Portfolio
                  SP Conservative Asset Allocation Portfolio
                     SP Growth Asset Allocation Portfolio
                   SP INVESCO Small Company Growth Portfolio
                  SP Jennison International Growth Portfolio
                         SP Large Cap Value Portfolio
                    SP MFS Capital Opportunities Portfolio
                        SP MFS Mid-Cap Growth Portfolio
                        SP PIMCO Total Return Portfolio
                 SP Prudential U.S. Emerging Growth Portfolio
                       SP Small/Mid-Cap Value Portfolio
                SP Strategic Partners Focused Growth Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
              11  Principal Risks
              15  Evaluating Performance

              40  HOW THE PORTFOLIOS INVEST
              40  Investment Objectives and Policies
              40  Diversified Bond Portfolio
              41  Diversified Conservative Growth Portfolio
              43  Equity Portfolio
              44  Global Portfolio
              44  High Yield Bond Portfolio
              45  Jennison Portfolio
              46  Jennison 20/20 Focus Portfolio
              47  Money Market Portfolio
              48  Small Capitalization Stock Portfolio
              49  Stock Index Portfolio
              50  Value Portfolio
              51  SP Alliance Large Cap Growth Portfolio
              52  SP Alliance Technology Portfolio
              52  SP Asset Allocation Portfolios
              53  SP Aggressive Growth Asset Allocation Portfolio
              54  SP Balanced Asset Allocation Portfolio
              54  SP Conservative Asset Allocation Portfolio
              55  SP Growth Asset Allocation Portfolio
              55  SP Davis Value Portfolio
              56  SP Deutsche International Equity Portfolio
              59  SP INVESCO Small Company Growth Portfolio
              59  SP Jennison International Growth Portfolio
              61  SP Large Cap Value Portfolio
              62  SP MFS Capital Opportunities Portfolio
              63  SP MFS Mid-Cap Growth Portfolio
              64  SP PIMCO High Yield Portfolio
              65  SP PIMCO Total Return Portfolio
              67  SP Prudential U.S. Emerging Growth Portfolio
              69  SP Small/Mid-Cap Value Portfolio
              70  SP Strategic Partners Focused Growth Portfolio

--------------------------------------------------------------------------------

              73  OTHER INVESTMENTS AND STRATEGIES
              73  ADRs
              73  Convertible Debt and Convertible Preferred Stock
              73  Derivatives
              73  Dollar Rolls
              73  Equity Swaps
              73  Forward Foreign Currency Exchange Contracts
              73  Futures Contracts
              74  Interest Rate Swaps
              74  Joint Repurchase Account
              74  Loans and Assignments
              74  Mortgage-related Securities
              74  Options
              75  Real Estate Investment Trusts
              75  Repurchase Agreements
              75  Reverse Repurchase Agreements
              75  Short Sales
              75  Short Sales Against-the-Box
              75  When-Issued and Delayed Delivery Securities
              76  HOW THE FUND IS MANAGED
              76  Board of Directors
              76  Investment Adviser
              77  Investment Sub-Advisers
              79  Portfolio Managers
              85  HOW TO BUY AND SELL SHARES OF THE FUND
              85  Net Asset Value
              87  Distributor
              87  OTHER INFORMATION
              87  Federal Income Taxes
              87  Monitoring for Possible Conflicts
              87  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 11. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  management risk

Diversified Conservative Growth Portfolio

The Portfolio's investment objective is to provide current income and a reasonable level of capital appreciation. To achieve our investment objective, we will invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio's total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

 An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

High Yield Bond Portfolio

The Portfolio's investment objective is a high total return. In pursuing our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)

The Portfolio's investment objective is long-term growth of capital. We seek to achieve our objective by investing primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager will use a "value" approach, which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager will use a "growth" approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. "Growth" stocks usually involve a higher level of risk than "value" stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.


Small Capitalization Stock Portfolio

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve our objective, we invest primarily in equity securities of publicly-traded companies with small market capitalizations. We attempt to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P Small Cap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2002, the S&P SmallCap 600 Index stocks had market capitalizations of between $46 million and $3.3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

SP Aggressive Growth Asset Allocation Portfolio

The SP Aggressive Growth Asset Allocation Portfolio seeks capital appreciation by investing in large cap equity Portfolios, international Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Aggressive Growth Asset Allocation Portfolio invests in shares of the following Fund Portfolios:

    . a large capitalization equity component (approximately 40% of the Portfolio, invested in shares of the SP Davis Value Portfolio (20% of Portfolio), the SP Alliance Large Cap Growth Portfolio (10% of Portfolio), and the Jennison Portfolio (10% of Portfolio)); and

    . an international component (approximately 35% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (17.5% of Portfolio) and the SP Deutsche International Equity Portfolio (17.5% of Portfolio)); and

    . a small/mid-capitalization equity component (approximately 25% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (12.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Alliance Large Cap Growth Portfolio

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio normally invests at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio's total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance Capital Management, L.P. ("Alliance") selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. "Alliance", "Alliance Capital" and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Alliance Technology Portfolio

The Portfolio's objective is growth of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Portfolio may invest up to 25% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  industry/sector risk
    .  interest rate risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Balanced Asset Allocation Portfolio

The SP Balanced Asset Allocation Portfolio seeks to provide a balance between current income and growth of capital by investing in fixed income Portfolios, large cap equity Portfolios, small/mid-cap equity Portfolios, and international equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio invests in shares of the following
Portfolios:

    . a fixed income component (approximately 40% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (25% of Portfolio) and the SP PIMCO High Yield Portfolio (15% of Portfolio)); and

    . a large capitalization equity component (approximately 35% of the Portfolio, invested in shares of the SP Davis Value Portfolio (17.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (8.75% of Portfolio), and the Jennison Portfolio (8.75% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)); and

    . an international component (approximately 10% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (5% of Portfolio) and the SP Deutsche International Equity Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

The SP Conservative Asset Allocation Portfolio seeks to provide current income with low to moderate capital appreciation by investing in fixed income Portfolios, large cap equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio invests in shares of the following Portfolios:

    . a fixed income component (approximately 60% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (40% of Portfolio) and the SP PIMCO High Yield Portfolio (20% of Portfolio)); and

    . a large capitalization equity component (approximately 30% of the Portfolio, invested in shares of the SP Davis Value Portfolio (15% of Portfolio), the SP Alliance Large Cap Growth Portfolio (7.5% of Portfolio), and the Jennison Portfolio (7.5% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 10% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Davis Value Portfolio

SP Davis Value Portfolio's investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers use the investment philosophy of Davis Selected Advisers, L.P. to select common stocks of quality, overlooked growth companies at value prices and to hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company's true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that "Value" Stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Deutsche International Equity Portfolio

The Portfolio's investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio seeks to achieve its goal by investing primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Inc. (DAMI)

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Growth Asset Allocation Portfolio

The SP Growth Asset Allocation Portfolio seeks to provide long-term growth of capital with consideration also given to current income, by investing in large-cap equity Portfolios, fixed income Portfolios, international equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio invests in shares of the following
Portfolios:

    . a large capitalization equity component (approximately 45% of the Portfolio, invested in shares of the SP Davis Value Portfolio (22.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (11.25% of Portfolio), and the Jennison Portfolio (11.25% of Portfolio)); and

    . a fixed income component (approximately 20% of the Portfolio, invested in shares of the SP PIMCO High Yield Portfolio (10% of Portfolio) and the SP PIMCO Total Return Portfolio (10% of Portfolio)); and

    . an international component (approximately 20% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (10% of Portfolio) and the SP Deutsche International Equity Portfolio (10% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP INVESCO Small Company Growth Portfolio

The Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio will invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition, and have a higher rate of failure than larger companies. On the other hand, large companies were once small companies themselves, and the growth opportunities of some small companies may be quite high. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by INVESCO Funds Group, Inc.

   Principal Risks:
    .  company risk
    .  management risk
    .  market risk

SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk

SP Large Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk, to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP MFS Capital Opportunities Portfolio

The Portfolio's investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's portfolio manager and MFS's large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

SP MFS Mid-Cap Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests, under normal market conditions, at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Massachusetts Financial Services Company (MFS) believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 80% investment policy. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

SP PIMCO High Yield Portfolio

The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody's Investor Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade fixed income instruments. The average duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  leveraging risk
    .  liquidity risk
    .  management risk
    .  market risk
    .  mortgage risk

SP PIMCO Total Return Portfolio

The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  interest rate risk
    .  management risk

SP Prudential U.S. Emerging Growth Portfolio

The Portfolio's investment objective is long-term capital appreciation, which means that the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Small/Mid-Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with small to medium market capitalizations (those with market capitalizations similar to companies in the S&P Small Cap 600 or the Russell 2000 for small market capitalization and the S&P MidCap 400 or the Russell Midcap(R) Index for medium market capitalization). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow, or in relation to securities of other companies in the same industry, (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Strategic Partners Focused Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. This means the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio's shareholders.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Diversified Bond Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.19%  10.13%  (3.23)%  20.73%  4.40%   8.57%   7.15%  (0.74)%  9.72%   6.98

BEST QUARTER: 7.32% (2nd quarter of 1995)     WORST QUARTER: -2.83% (1st
quarter of 1994)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                              1 YEAR 5 YEARS 10 YEARS
                              ------ ------- --------
Class I shares                6.98%   6.27%   6.92%
Lehman Aggregate Bond Index** 8.44%   7.43%   7.23%
Lipper Average***             7.57%   6.44%   7.07%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Conservative Growth Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

2000    2001
----    ----
3.79%   1.51%

BEST QUARTER: 7.80% (4th quarter of 1999)     WORST QUARTER: -5.74% (3rd
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                 SINCE
                                                               INCEPTION
                                                       1 YEAR  (5/3/99)
                                                       ------- ---------
        Class I shares                                   1.51%   4.26%
        S&P 500**                                      -11.88%  -4.31%
        Diversified Conservative Growth Custom Blended
          Index***                                       1.28%   2.39%
        Lipper Average****                              -0.28%   1.83%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
      Lipper, Inc.
*** The Diversified Conservative Growth Custom Blended Index consists of the Standard & Poor's Barra Value Index (15%), the Standard & Poor's Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Aggregate Bond Index (40%), and the Lehman High Yield Bond Index (20%). The "Since Inception" return reflects the closest calendar month-end return. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
      Prudential Investments LLC.
**** The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
   *The Portfolio's returns are after deduction of expenses and do not include
    Contract charges.
  **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
 ***The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                      Annual Returns* (Class I shares)
                      --------------------------------
1992     1993    1994    1995    1996    1997   1998     1999     2000    2001
----     ----    ----    ----    ----    ----   ----     ----     ----    ----
(3.42)%  43.14% (4.89)%  15.88%  19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)
WORST QUARTER: -21.45% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                   1 YEAR  5 YEARS 10 YEARS
                   ------- ------- --------
Class I shares     -17.64%  6.11%   9.39%
MSCI World Index** -16.82%  5.37%   8.06%
Lipper Average***  -15.28%  6.38%   9.57%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
High Yield Bond Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
17.53%  19.27% (2.72)%  17.56%  11.39%  13.78% (2.36)%  4.61%  (7.91)%  (0.44)%

BEST QUARTER: 7.12% (1st quarter of 1992)
WORST QUARTER: -9.50% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         1 YEAR 5 YEARS 10 YEARS
                                         ------ ------- --------
               Class I shares            -0.44%  1.28%   6.64%
               Lehman High Yield Index**  5.28%  3.11%   7.58%
               Lipper Average***          1.13%  1.60%   6.59%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman High Yield Index is made up of over 700 noninvestment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]




Annual Returns* (Class I shares)

 2000     2001
 ----     ----
 (5.41%  (1.01)%

BEST QUARTER: 18.80% (4th quarter of 1999)
WORST QUARTER: -14.47% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                  SINCE     SINCE
                                                 CLASS I  CLASS II
                                                INCEPTION INCEPTION
                                        1 YEAR  (5/3/99)  (2/15/00)
                                        ------- --------- ---------
Class I shares                           -1.01%   4.12%      --
Class II shares                          -1.30%    --      -1.51%
S&P 500**                               -11.88%  -4.31%    -8.50%
Russell(R) 1000 Index***                -12.45%  -3.88%      --
Lipper Large Cap Core Funds Average**** -13.03%  -4.26%      --
Lipper Multi Cap Core Funds Average**** -12.94%    .23%      --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
     Lipper, Inc.
*** The Russell(R) 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
**** The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average and Multi Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.
     Source: Lipper, Inc. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

                                    [CHART]





Annual Returns* (Class I shares)

1992    1993    1994    1995    1996     1997    1998     1999    2000     2001
----    ----    ----    ----    ----     ----    ----     ----    ----     ----
3.79%   2.95%   4.05%   5.80%   5.22%    5.41%   5.39%    4.97%   6.20%    4.22%

BEST QUARTER: 1.59% (3rd quarter of 2000)
WORST QUARTER: 0.66% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                  1 YEAR    5 YEARS  10 YEARS
                 --------- --------- ---------
Class I shares       4.22%     5.24%     4.80%
Lipper Average**     3.73%     4.96%     4.54%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

7-Day Yield* (as of 12/31/01)

 Money Market Portfolio          1.89%
 Average Money Market Fund**     1.45%

 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.
** Source: iMoneyNet, Inc. As of 12/31/01, based on the iMoneyNet First and Second Tier General Purpose Retail Universe.

--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]



Annual Returns* (Class I shares)

1996      1997      1998      1999      2000      2001
----      ----      ----      ----      ----      ----
19.77%  25.17%     (0.76)%    12.68%    12.81%    5.53%

BEST QUARTER: 20.50% (4th quarter of 2001)
WORST QUARTER: -20.61% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                SINCE
                                              INCEPTION
                          1 YEAR    5 YEARS   (4/25/95)
                         --------- ---------- ----------
Class I shares               5.53%     10.75%     13.94%
S&P SmallCap 600 Index**     6.51%     10.65%     14.34%
Lipper Average***            2.85%      9.81%     13.00%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest month-end return. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)
WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                  1 YEAR  5 YEARS 10 YEARS
                  ------  ------- --------
Class I shares    -12.05% 10.47%   12.61%
S&P 500**         -11.88% 10.70%   12.93%
Lipper Average*** -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]






Annual Returns* (Class I shares)

1992     1993   1994    1995    1996    1997    1998    1999    2000    2001
----     ----   ----    ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%   21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)
WORST QUARTER: -18.14% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                1 YEAR  5 YEARS 10 YEARS
                                                ------  ------- --------
       Class I Shares                            -2.08% 11.18%   13.14%
       S&P 500**                                -11.88% 10.70%   12.93%
       Russell(R) 1000 Value Index***            -5.59% 11.13%   14.13%
       Lipper Large Cap Value Funds Average****  -5.98%  8.68%   12.38%
       Lipper Multi Cap Value Funds Average****  -0.22%  9.81%   11.17%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell(R) 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
**** The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]





Annual Returns* (Class I shares)

 2001
 ----
(17.92)%

BEST QUARTER: 12.24% (4th quarter of 2001)
WORST QUARTER: -18.08% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -17.92%  -18.84%
S&P 500**                                    -11.88%  -15.32%
Aggressive Growth AA Custom Blended Index*** -12.46%  -16.17%
Lipper Average****                           -12.94%  -15.14%

--------------------------------------------------------------------------------
   *The Portfolio's returns are after deduction of expenses and do not include
    Contract charges.
  **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
 ***The Aggressive Growth AA Custom Blended Index consists of the Russell(R)
    1000 Value Index (20%), the Russell 1000 Growth Index (20%), the Russell 2500 Value Index (12.5%), the Russell Mid-Cap Growth Index (12.5%), and the MSCI EAFE Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Alliance Technology Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (25.07)%

BEST QUARTER: 33.41% (4th quarter of 2001) WORST QUARTER: -34.25% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -25.07%  -35.49%
S&P 500**                                    -11.88%  -15.32%
S&P Supercomposite 1500
Technology Index***                          -22.16%  -39.58%
Lipper Average****                           -21.29%  -27.50%

--------------------------------------------------------------------------------
   *The Portfolio's returns are after deduction of expenses and do not include
    Contract charges.
  **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
 ***The Standard & Poor's Supercomposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (5.99)%

BEST QUARTER: 8.40% (4th quarter of 2001)   WORST QUARTER: -9.62% (3rd quarter
of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                SINCE
                                              INCEPTION
                                     1 YEAR   (9/22/00)
                                    --------- ---------
Class I shares                         -5.99%    -5.79%
S&P 500**                             -11.88%   -15.32%
Balanced AA Custom Blended Index***    -2.97%    -5.95%
Lipper Average****                     -2.87%    -2.87%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
     Lipper, Inc.
*** The Balanced AA Custom Blended Index consists of the Russell 1000(R) Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (25%), the Lehman Brothers Intermediate BB Index (15%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
     Prudential Investments LLC.
**** The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (0.23)%

BEST QUARTER: 6.16% (4th quarter of 2001) WORST QUARTER: -5.09% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                    SINCE
                                                  INCEPTION
                                         1 YEAR   (9/22/00)
                                        --------- ---------
Class I shares                             -0.23%     0.47%
S&P 500**                                 -11.88%   -15.32%
Conservative AA Custom Blended Index***     1.68%    -0.63%
Lipper Average****                         -0.28%     0.70%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Conservative AA Custom Blended Index consists of the Russell 1000(R)
    Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2500 Value Index (5%), the Lehman Brothers Aggregate Bond Index (40%), the
    Lehman Brothers Intermediate BB Index (20%) and the Russell Mid-Cap Growth Index (5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (11.77)%

BEST QUARTER: 10.30% (4th quarter of 2001) WORST QUARTER: -13.64% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                                  1 YEAR  (9/22/00)
                                  ------- ---------
Class I shares                    -11.77%  -12.60%
S&P 500**                         -11.88%  -15.32%
Growth AA Custom Blended Index***  -8.47%  -11.50%
Lipper Average****                -12.94%  -15.14%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
     Lipper, Inc.
*** The Growth AA Custom Blended Index consists of the Russell 1000(R) Value Index (22.5%), the Russell 1000 Growth Index (22.5%), the Russell 2500 Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (10%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
     Prudential Investments LLC.
**** The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.18)%

BEST QUARTER: 25.50% (4th quarter of 2001) WORST QUARTER: -26.36% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                         SINCE
                                                       INCEPTION
                                               1 YEAR  (9/22/00)
                                               ------- ---------
               Class I shares                  -17.18%  -24.90%
               Russell 2000(R) Index**           2.49%   -3.69%
               Russell 2000(R) Growth Index***  -9.23%  -22.74%
               Lipper Average****              -12.40%  -21.64%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
     Lipper, Inc.
*** The Russell 2000(R) Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
**** The Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds
     Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (35.64)%

BEST QUARTER: 8.35% (4th quarter of 2001)    WORST QUARTER: -20.59% (1st
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE     SINCE
                                                      CLASS I  CLASS II
                                                     INCEPTION INCEPTION
                                             1 YEAR  (9/22/00) (10/4/00)
                                             ------- --------- ---------
Class I shares                               -35.64%  -37.67%     --
Class II shares                              -35.92%    --      -37.67%
MSCI EAFE Index**                            -21.44%  -19.33%   -19.33%
Lipper Average***                            -21.48%  -20.77%   -20.77%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, inc.
*** The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (8.65)%

BEST QUARTER: 7.83% (4th quarter of 2001)
WORST QUARTER: -12.07% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                SINCE
                                                              INCEPTION
                                                      1 YEAR  (9/22/00)
                                                      ------- ---------
         Class I shares                                -8.65%    3.34%
         Russell 1000(R) Index**                      -12.45%  -16.74%
         Russell 1000(R) Value Index***                -5.59%   -1.76%
         Lipper Average****                            -5.98%   -4.97%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Russell 1000(R) Index measures the performance of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
**** The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (23.28)%

BEST QUARTER: 17.92% (4th quarter of 2001)
WORST QUARTER: -25.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                  SINCE
                                                INCEPTION
                                        1 YEAR  (9/22/00)
                                        ------- ---------
Class I Shares                          -23.28%  -24.15%
S&P 500**                               -11.88%  -15.32%
Russell 1000(R) Index***                -12.45%  -16.74%
Lipper Multi-Cap Core Funds Average**** -12.94%  -15.14%
Lipper Large Cap Core Funds Average**** -13.03%  -15.58%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
     Source: Lipper, Inc.
**** The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (20.93)%

BEST QUARTER: 29.37% (4th quarter of 2001)     WORST QUARTER: 33.97% (3rd
quarter of 2001))
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                                  1 YEAR  (9/22/00)
                                  ------  ---------
Class I shares                    -20.93%  -18.29%
Russell MidCap(R) Index**          -5.62%   -7.27%
Russell MidCap Growth(R) Index*** -20.15%  -32.41%
Lipper Average****                -23.31%  -31.98%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Russell MidCap(R) Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell MidCap Growth(R) Growth Index consists of those securities included in the Russell MidCap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
**** The Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  8.66%

BEST QUARTER: 5.69% (3rd quarter of 2001)
WORST QUARTER: -0.32% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                            SINCE
                                                          INCEPTION
                                                   1 YEAR (9/22/00)
                                                   ------ ---------
            Class I shares                         8.66%   11.03%
            Lehman Brothers Aggregate Bond Index** 8.44%   10.28%
            Lipper Average***                      5.76%    5.98%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception'' return reflects the closest calendar month-end return.
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General Bond Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception'' return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.78)%

BEST QUARTER: 19.41% (4th quarter of 2001)
WORST QUARTER: -27.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                               SINCE
                                                              CLASS I
                                                             INCEPTION
                                                    1 YEAR   (9/22/00)
                                                    ------   ---------
          Class I Shares                            -17.78%   -25.26%
          S&P MidCap 400 Index**                    -0.62%     -3.57%
          Russell Midcap Growth(R) Index***         -20.15%   -32.41%
          Lipper Multi-Cap Growth Funds Average**** -26.81%   -35.76%
          Lipper Mid Cap Growth Funds Average****   -23.31%   -31.98%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 7/9/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
**   The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap
     400) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation -- gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell Midcap Growth(R) Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
**** The Lipper Variable Insurance Products (VIP) Multi-Cap Growth Funds
     Average and Mid Cap Growth Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid Cap Growth Fund Average is also shown, because the management of the portfolios included in the Mid Cap Growth Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.11%

BEST QUARTER: 15.27% (4th quarter of 2001)
WORST QUARTER: -14.47% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         SINCE
                                       INCEPTION
                                1 YEAR (9/22/00)
                                ------ ---------
Class I shares                  3.11%   11.42%
Russell 2500(R) Index**         1.22%   -2.00%
Russell 2500(TM) Value Index*** 9.73%   15.05%
Lipper Average****              7.33%   11.96%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index, and the Russell 2000 Index consists of the smallest 2000 securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 2500(TM) Value Index measures the performance of Russell 2500(TM) companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
     Source: Lipper, Inc.
**** The Lipper Variable Insurance Products (VIP) Mid-Cap Value Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (15.32)%

BEST QUARTER: 13.30% (4th quarter of 2001)
WORST QUARTER: -19.07% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                          SINCE
                                         CLASS I
                                        INCEPTION
                                1 YEAR  (9/22/00)
                                ------- ---------
Class I shares                  -15.32%  -26.64%
S&P 500**                       -11.88%  -15.32%
Russell 1000(R) Growth Index*** -20.42%  -31.26%
Lipper Average****              -22.94%  -28.52%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 1/12/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
**** The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

-------------------------------------------------------------
Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

--------------------------------------------

Usually, at least 80% of the Portfolio's investable assets will be invested in debt securities that are investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Diversified Conservative Growth Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

------------------------------------------------------------
Asset Allocation                                            Under normal market conditions, we invest
This Portfolio is designed for investors who want           approximately 60% of the Portfolio's total assets in debt
investment professionals to make their asset allocation     securities of varying maturities with a dollar-weighted
decisions for them and are seeking current income and       average portfolio maturity of between 4 and 15 years.
low to moderate capital appreciation. We have               (The maturity of a bond is the number of years until the
contracted with five highly regarded sub-advisers who       principal is due and payable. Weighted average maturity
each will manage a portion of the Portfolio's assets. In    is calculated by adding the maturities of all of the bonds this way, the Portfolio offers diversification not only of  in the Portfolio and dividing by the number of bonds on a asset type, but also of investment style. Investors in this dollar-weighted basis.)
Portfolio should have both sufficient time and tolerance
for risk to accept periodic declines in the value of their
investment.

--------------------------------------------

The types of debt securities in which we can invest include U.S. government securities, corporate debt obligations, asset-backed securities, inflation-indexed bonds of governments and corporations and commercial paper. These debt securities will generally be investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio's total assets in lower rated securities that are riskier and considered speculative. At the time these high-yield or "junk bonds" are purchased they will have a minimum rating of B by Moody's, S&P or another major rating service. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Up to 25% of the Portfolio's total assets may be invested in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, supranational organizations, and foreign corporations or financial institutions. Up to 10% of the Portfolio's total assets may be invested in debt obligations of issuers in emerging markets.

The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies. Up to 15% of the Portfolio's total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Generally, the Portfolio's assets will be allocated as shown in the table below. However, we may rebalance the Portfolio's assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio's investment objective and policies.

Percent of
Portfolio  Asset
Assets     Class        Sub-Adviser                                      Investment Style
---------- -----        -----------                                      ----------------

   40%     Fixed income Pacific Investment Management Company LLC        Mostly high-quality debt
                                                                         instruments

   20%     Fixed income Prudential Investment Management, Inc. (PIM)     High-yield debt, including junk
                                                                         bonds and emerging market
                                                                         debt

   15%     Equities     Jennison Associates LLC                          Growth-oriented, focusing on
                                                                         large-cap stocks

   15%     Equities     Jennison Associates LLC                          Value-oriented, focusing on
                                                                         large-cap stocks

   5%      Equities     EARNEST Partners LLC (segment was managed by The Value-oriented, focusing on
                        Dreyfus Corporation until December 20, 2001)     small-cap and mid-cap stocks

   5%      Equities     Franklin Advisers, Inc.                          Growth-oriented, focusing on
                                                                         small-cap and mid-cap
                                                                         stocks.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, financial indexes and U.S. government securities; engage in foreign currency exchange contracts and related options; purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts; purchase and sell futures on debt securities, U.S. government securities, financial indexes, interest rates, interest rate swaps and related options; and invest in delayed delivery and when-issued securities.

The Portfolio may also enter into short sales. No more than 5% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may acquire convertible debt and preferred stock. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
High Yield Bond Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high total return. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------
High Yield/High Risk                                      Normally, we will invest at least 80% of the Portfolio's
Lower rated and comparable unrated securities tend to     investable assets in medium to lower rated debt
offer better yields than higher rated securities with the securities. These high-yield or "junk bonds" are riskier same maturities because the issuer's financial condition  than higher rated bonds and are considered speculative.
may not have been as strong as that of higher rated
issuers. Changes in the perception of the                 The Portfolio may invest up to 20% of its total assets in
creditworthiness of the issuers of lower rated securities U.S. dollar denominated debt securities issued outside
tend to occur more frequently and in a more pronounced    the U.S. by foreign and U.S. issuers.
manner than for issuers of higher rated securities.
--------------------------------------------

The Portfolio may also acquire common and preferred stock, debt securities and convertible debt and preferred stock.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis. The Portfolio may invest in PIK bonds.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              To achieve this objective, the Portfolio will invest
Value & Growth Approaches                                 primarily in up to 40 equity securities of U.S. companies
Our strategy is to combine the efforts of two outstanding that are selected by the Portfolio's two portfolio
portfolio managers, each with a different investment      managers as having strong capital appreciation
style, and to invest in only the favorite stock picks of  potential. Each portfolio manager will manage his own
each manager. One manager will invest using a value       portion of the Portfolio's assets, which will usually
approach, which means he will attempt to identify strong  include a maximum of 20 securities. Because the companies selling at a discount from their perceived true Portfolio will be investing in 40 or fewer securities, an
value. The other manager will use a growth approach,      investment in this Portfolio may be riskier than an
which means he seeks companies that exhibit higher-       investment in a more widely diversified fund. We intend
than-average earnings growth.                             to be fully invested, under normal market conditions, but
--------------------------------------------              may accumulate cash and other short-term investments
                                                          in such amounts and for such temporary periods of time
                                                          as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market; purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts; and purchase or sell securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

-------------------------------------------------------------
--------------------------------------------                 We invest in a diversified portfolio of short-term debt
Steady Net Asset Value                                       obligations of the U.S. government, its agencies and
The net asset value for the Portfolio will ordinarily remain instrumentalities, as well as commercial paper, asset
issued at $10 per share because dividends are declared       backed securities, funding agreements, certificates of
and reinvested daily. The price of each share remains        deposit, floating and variable rate demand notes, notes
the same, but when dividends are declared the value of       and other obligations issued by banks, corporations and
your investment grows.                                       other companies (including trust structures), and
--------------------------------------------                 obligations issued by foreign banks, companies or
                                                             foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------            To achieve this objective, we attempt to duplicate the
S&P SmallCap index                                      performance of the S&P SmallCap 600 Index. Normally
We attempt to duplicate the performance of the Standard we do this by investing at least 80% of the Portfolio's
& Poor's Small Capitalization 600 Stock Index (S&P      investable assets in all or a representative sample of the
SmallCap 600 Index), a market-weighted index which      stocks in the S&P SmallCap 600 Index. Thus, the
consists of 600 smaller capitalization U.S. stocks. The Portfolio is not "managed" in the traditional sense of market capitalization of the companies that make up the using market and economic analyses to select stocks.
S&P SmallCap 600 Index may change from time to
time -- as of January 31, 2002, the S&P SmallCap 600    The Portfolio may also hold cash or cash equivalents, in
Index stocks had market capitalizations of between      which case its performance will differ from that of the
$46 million and $3.3 billion. They are selected for     Index.
market size, liquidity and industry group. The S&P
SmallCap 600 Index has above-average risk and may
fluctuate more than the S&P 500.
--------------------------------------------

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on equity securities and stock indexes; purchase and sell stock index futures contracts and options on those futures contracts; purchase and sell exchange-traded fund shares; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

 A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------            During market declines, while adding to positions in
Large Cap Growth                                        favored stocks, the Portfolio becomes somewhat
The Portfolio usually invests in about 40-60 companies, more aggressive, gradually reducing the number of
with the 25 most highly regarded of these companies     companies represented in its portfolio. Conversely,
generally constituting approximately 80% of the         in rising markets, while reducing or eliminating
Portfolio's investable assets. Alliance seeks to gain   fully-valued positions, the Portfolio becomes
positive returns in good markets while providing some   somewhat more conservative, gradually increasing
measure of protection in poor markets.                  the number of companies represented in the
--------------------------------------------            portfolio. Through this approach, Alliance seeks to
                                                        gain positive returns in good markets while
                                                        providing some measure of protection in poor
                                                        markets. The Portfolio also may invest up to 20%
                                                        of its investable assets in convertible debt and
                                                        convertible preferred stock and up to 15% of its
                                                        total assets in equity securities of non-U.S.
                                                        companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

Alliance normally invests at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index).

--------------------------------------------------------------------------------
SP Alliance Technology Portfolio
--------------------------------------------------------------------------------

The Portfolio emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------        The Portfolio invests primarily in securities of companies
A Technology Focus                                  expected to benefit from technological advances and
This Portfolio normally invests at least 80% of its improvements (i.e., companies that use technology
investable assets in technology.                    extensively in the development of new or improved
--------------------------------------------        products or processes). The Portfolio will normally have
                                                    at least 80% of its investable assets invested in the
                                                    securities of these companies.

The Portfolio normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities. The Portfolio may seek income by writing listed call options.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    . write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    .  invest up to 10% of its total assets in warrants;

    .  invest up to 15% of its net assets in illiquid securities; and

    .  make loans of portfolio securities of up to 30% of its total assets.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Asset Allocation Portfolios
--------------------------------------------------------------------------------

There are four Asset Allocation Portfolios, entitled SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Directors at any time. While each Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

    . the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

    . the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

    . the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor's individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio's holdings in line with those target percentages. The manager expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, the manager will review the target percentages annually. Based on its evaluation the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, Prudential Investments LLC reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio's investment objective, we can't guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that Prudential Investments LLC will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------              The SP Aggressive Growth Asset Allocation Portfolio
An Asset Allocation Portfolio Investing Fully in          invests in shares of the following Fund Portfolios:
Equity Portfolios
This Portfolio aggressively seeks capital appreciation by     .a large capitalization equity component
investing in large cap equity Portfolios, international        (approximately 40% of the Portfolio, invested in
Portfolios, and small/mid-cap equity Portfolios.               shares of the SP Davis Value Portfolio (20% of
--------------------------------------------                   Portfolio), the SP Alliance Large Cap Growth
                                                               Portfolio (10% of Portfolio), and the Jennison
                                                               Portfolio (10% of Portfolio)); and

                                                              .an international component (approximately 35%
                                                               of the Portfolio, invested in shares of the SP
                                                               Jennison International Growth Portfolio (17.5%
                                                               of Portfolio) and the SP Deutsche International
                                                               Equity Portfolio (17.5% of Portfolio)); and

                                                              .a small/mid capitalization equity component
                                                               (approximately 25% of the Portfolio, invested in
                                                               shares of the SP Small/Mid-Cap Value Portfolio
                                                               (12.5% of Portfolio) and the SP Prudential U.S.
                                                               Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------               The SP Balanced Asset Allocation Portfolio invests in
A Balance Between Current Income And Capital               shares of the following Portfolios:
Appreciation
This Portfolio seeks to balance current income and             .a fixed income component (approximately 40%
growth of capital by investing in fixed income Portfolios,      of the Portfolio, invested in shares of the SP
large cap equity Portfolios, small/mid-cap equity               PIMCO Total Return Portfolio (25% of Portfolio)
Portfolios, and international equity Portfolios.                and the SP PIMCO High Yield Portfolio (15% of
--------------------------------------------                    Portfolio)); and

                                                               .a large capitalization equity component
                                                                (approximately 35% of the Portfolio, invested in
                                                                shares of the SP Davis Value Portfolio (17.5%
                                                                of Portfolio), the SP Alliance Large Cap Growth
                                                                Portfolio (8.75% of Portfolio), and the Jennison
                                                                Portfolio (8.75% of Portfolio)); and

                                                               .a small/mid capitalization equity component
                                                                (approximately 15% of the Portfolio, invested in
                                                                shares of the SP Small/Mid-Cap Value Portfolio
                                                                (7.5% of Portfolio) and the SP Prudential U.S.
                                                                Emerging Growth Portfolio (7.5% of Portfolio));
                                                                and

                                                               .an international component (approximately 10%
                                                                of the Portfolio, invested in shares of the SP
                                                                Jennison International Growth Portfolio (5% of
                                                                Portfolio) and the SP Deutsche International
                                                                Equity Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------          The SP Conservative Asset Allocation Portfolio invests
An Asset Allocation Portfolio Investing Primarily In  in shares of the following Portfolios:
Fixed Income Portfolios
This Portfolio is invested in fixed income, large cap     .a fixed income component (approximately 60%
equity, and small/mid-cap equity Portfolios.               of the Portfolio, invested in shares of the SP
--------------------------------------------               PIMCO Total Return Portfolio (40% of Portfolio)
                                                           and the SP PIMCO High Yield Portfolio (20% of
                                                           Portfolio)); and

                                                          .a large capitalization equity component
                                                           (approximately 30% of the Portfolio, invested in
                                                           shares of the SP Davis Value Portfolio (15% of
                                                           Portfolio), the SP Alliance Large Cap Growth
                                                           Portfolio (7.5% of Portfolio), and the Jennison
                                                           Portfolio (7.5% of Portfolio)); and

                                                          .a small/mid capitalization equity component
                                                           (approximately 10% of the Portfolio, invested in
                                                           shares of the SP Small/Mid-Cap Value Portfolio
                                                           (5% of Portfolio) and the SP Prudential U.S.
                                                           Emerging Growth Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------             The Growth Asset Allocation Portfolio invests in shares
An Asset Allocation Portfolio Investing                  of the following Portfolios:
Primarily In Equity Portfolios
This Portfolio seeks to provide long-term growth of          .a large capitalization equity component
capital with consideration also given to current income.      (approximately 45% of the Portfolio, invested in
--------------------------------------------                  shares of the SP Davis Value Portfolio (22.5%
                                                              of Portfolio), the SP Alliance Large Cap Growth
                                                              Portfolio (11.25% of Portfolio), and the
                                                              Jennison Portfolio (11.25% of Portfolio)); and

                                                             .a fixed income component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              PIMCO High Yield Portfolio (10% of Portfolio)
                                                              and the SP PIMCO Total Return Portfolio (10%
                                                              of Portfolio)); and

                                                             .an international component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              Jennison International Growth Portfolio (10% of
                                                              Portfolio) and the SP Deutsche International
                                                              Equity Portfolio (10% of Portfolio)); and

                                                             .a small/mid-capitalization equity component
                                                              (approximately 15% of the Portfolio, invested in
                                                              shares of the SP Small/Mid-Cap Value Portfolio
                                                              (7.5% of Portfolio) and the SP Prudential U.S.
                                                              Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Davis Value Portfolio
--------------------------------------------------------------------------------

SP Davis Value Portfolio's investment objective is growth of capital. In keeping with the Davis investment philosophy, the portfolio managers select common stocks that offer the potential for capital growth over the long-term. While we will try to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The Portfolio invests primarily in common stocks of U.S.
The Davis Back-to-Basics Approach                        companies with market capitalizations of at least $5
Under the Davis philosophy, Davis seeks to identify      billion, but it may also invest in foreign companies and
companies possessing ten basic characteristics, which    U.S. companies with smaller capitalizations.
Davis believes will foster sustainable long-term growth.
--------------------------------------------

COMMON STOCKS

What They Are.  Common stock represents ownership of a company.

How They Pick Them. The Davis investment philosophy stresses a back-to-basics approach: they use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, Davis searches for those possessing several of the characteristics that are listed below.

Why They Buy Them. SP Davis Value Portfolio buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

The Portfolio may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality overlooked growth stocks. Investment in foreign securities can also offer the Portfolio the potential for economic diversification.

WHAT DAVIS LOOKS FOR IN A COMPANY

1. First-Class Management. The Davis investment philosophy believes that great companies are created by great managers. In visiting companies, they look for managers with a record of doing what they say they are going to do.

2. Management Ownership. Just as they invest heavily in their own portfolios, they look for companies where individual managers own a significant stake.

3. Strong Returns on Capital. They want companies that invest their capital wisely and reap superior returns on those investments.

4. Lean Expense Structure. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. Dominant or Growing Market Share in a Growing Market. A company that is increasing its share of a growing market has the best of both worlds.

6. Proven Record as an Acquirer. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. Strong Balance Sheet. Strong finances give a company staying power to weather difficult economic cycles.

8. Competitive Products or Services. Davis invests in companies with products that are not vulnerable to obsolescence.

9. Successful International Operations. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10.Innovation. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

Other Securities and Investment Strategies

The Portfolio invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Portfolio may invest, and investment strategies which the Portfolio may employ, but they are not principal investment strategies. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Selected Advisers, L.P.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               The Portfolio invests for capital appreciation, not income;
International Equities From Developed Countries            any dividend or interest income is incidental to the
The Portfolio invests primarily in the stocks of companies pursuit of that goal.
located in developed foreign countries that make up the
MSCI EAFE Index, plus Canada. The Portfolio also may
invest in emerging markets securities.
--------------------------------------------

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Principal Investments

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio's strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including convertible securities, warrants, foreign securities, options (on stock, debt, stock indices, foreign currencies, and futures), futures contracts, forward foreign currency exchange contracts, interest rate swaps, loan participations, reverse repurchase agreements, dollar rolls, when-issued and delayed delivery securities, short sales, and illiquid securities. We explain each of these instruments in detail in the Statement of Additional Information.

Investment Process

Company research lies at the heart of Deutsche Asset Management Inc.'s (DAMI's) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.

Temporary Defensive Position. The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, DAMI monitors each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

    . its rate of price appreciation begins to trail that of its national stock index;

    . the financial analysts who follow the stock, both within DAMI and outside, cut their estimates of the stock's future earnings; or

    . the stock's price approaches the downside target set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, DAMI seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

    . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Portfolio invests, DAMI analyzes countries and regions to try to anticipate these risks.

    . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, DAMI devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

    . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

    . Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Portfolio diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one does not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. DAMI seeks to minimize this risk by actively managing the currency exposure of the Portfolio.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Portfolio carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Portfolio generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by small companies. Such opportunities pose unique risks. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, they are valued by the method that most accurately reflects their current worth in the judgment of the Board. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them.

The Portfolio is managed by Deutsche Asset Management, Inc. (DAMI).

--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital growth. Most holdings are in small-capitalization companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               INVESCO is primarily looking for companies in the
A Small-Cap Stock Portfolio                                accelerated developing stages of their life cycles,
The Portfolio generally invests primarily in the stocks of which are currently priced below INVESCO's
companies with small market capitalizations.               estimation of their potential, have earnings which may
--------------------------------------------               be expected to grow faster than the U.S. economy in
                                                           general, and/or offer earnings growth of sales, new
                                                           products, management changes, or structural
                                                           changes in the economy. The Portfolio may invest up
                                                           to 25% of its assets in securities of non-U.S. issuers.
                                                           Securities of Canadian issuers and ADRs are not
                                                           subject to this 25% limitation.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase. Although not a principal investment, the Portfolio may use derivatives. A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

Although not a principal investment, the Portfolio may invest in options and futures contracts. Options and futures contracts are common types of derivatives that the Portfolio may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.

Although not a principal investment, the Portfolio may invest in repurchase agreements. In addition, the Portfolio may invest in debt securities, ADRs, convertible securities, junk bonds, warrants, forward foreign currency exchange contracts, interest rate swaps, when-issued and delayed delivery securities, short sales against-the-box, U.S. government securities, Brady Bonds, and illiquid securities. The Portfolio may lend its portfolio securities. In response to adverse market conditions or when restructuring the Portfolio, INVESCO may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio
--------------------------------------------------------------------------------

The investment objective of the SP Large Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of the Portfolio's investable assets in securities of companies with large market capitalizations. The Portfolio normally invests its assets primarily in common stocks.

--------------------------------------------              Although a universal definition of large market
A Large-Cap Value Portfolio                               capitalization companies does not exist, FMR generally
The Portfolio is managed by Fidelity Management and       defines large market capitalization companies as those
Research Company. The Portfolio normally invests at       whose market capitalization is similar to the market
least 80% of its investable assets in securities of       capitalization of companies in the S&P 500 or the
companies with large market capitalizations. The          Russell 1000. A company's market capitalization is
Portfolio normally invests its assets primarily in common based on its current market capitalization or its market
stocks.                                                   capitalization at the time of the Portfolio's investment.
--------------------------------------------              Companies whose capitalization is below this level after
                                                          purchase continue to be considered to have large
                                                          market capitalizations for purposes of the 80% policy.

FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.

The Portfolio primarily invests in equity securities which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts, and exchange traded funds to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The Portfolio's reaction to these developments will be affected by the types of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factor can significantly affect the Portfolio's performance:

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

The Portfolio is managed by Fidelity Management and Research Company.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio
--------------------------------------------------------------------------------

The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The portfolio focuses on companies which
Capital Opportunities In Both U.S. and Foreign           Massachusetts Financial Services Company (MFS)
Stocks                                                   believes have favorable growth prospects and attractive
The Portfolio invests primarily in stocks, convertible   valuations based on current and expected earnings or
securities, and depositary receipts of companies in both cash flow. The Portfolio's investments may include
the United States and in foreign countries.              securities listed on a securities exchange or traded in the
--------------------------------------------             over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 35% of its net assets in foreign securities and (ii) 15% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including corporate debt, lower-rated bonds, U.S. Government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, Brady Bonds, depositary receipts, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities and stock indices), repurchase agreements, mortgage dollar rolls, restricted securities, short sales, short sales against-the-box, warrants, and when-issued and delayed delivery securities. The Portfolio may lend its securities. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible you could lose money.

--------------------------------------------             The Portfolio invests, under normal market conditions, at
A Mid-Cap Growth Stock Portfolio                         least 80% of its investable assets in common stocks and
The Portfolio invests primarily in companies with market related securities, such as preferred stocks, convertible
capitalizations equaling or exceeding $250 million but   securities and depositary receipts for those securities, of
not exceeding the top of the Russell Midcap(TM) Growth   companies with medium market capitalization which
Index range at the time of purchase.                     Massachusetts Financial Services Company (MFS)
--------------------------------------------             believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 80% investment policy. As of December 28, 2001, the top of the Russell Midcap(TM) Growth Index range was approximately $15.7 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of Portfolio holdings. The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including corporate debt, lower-rated bonds, U.S. government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, depository receipts, emerging markets equity securities, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities, and stock indices), repurchase agreements, restricted securities, short sales, short sales against-the-box, short-term debt, warrants, and when-issued and delayed delivery securities. The Portfolio may borrow for temporary purposes, and lend its portfolio securities.

In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in the securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is a high total return. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds.

--------------------------------------------             The Portfolio may invest up to 15% of its assets in
A High-Yield, High-Risk Bond Portfolio                   derivative instruments, such as options, futures
The Portfolio invests primarily in high-yield, high-risk contracts or swap agreements. The Portfolio may also
bonds, also known as "junk bonds."                       invest in mortgage-related securities or asset-backed
--------------------------------------------             securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may also invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

Securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or lower than BBB by Standard & Poor's Ratings Services ("S&P") are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may invest in inflation-indexed bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

The Portfolio may invest in convertible debt and convertible preferred stock securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to a Portfolio's limitations on borrowings.

The Portfolio may invest in "event-linked bonds," which are described in the section below on the SP PIMCO Total Return Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio
--------------------------------------------------------------------------------

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality.

---------------------------------------------------------
An Investment Grade Bond Portfolio                       The Portfolio may invest up to 20% of its assets in
The Portfolio invests primarily in investment grade debt securities denominated in foreign currencies, and may
securities, including foreign debt securities, but may   invest beyond this limit in U.S. dollar-denominated
invest some of its assets in high yield bonds.           securities of foreign issuers. The Portfolio will normally
--------------------------------------------             hedge at least 75% of its exposure to foreign currency to
                                                         reduce the risk of loss due to fluctuations in currency
                                                         exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may invest in convertible debt and convertible preferred stock.

The Portfolio may invest in mortgage-related securities or other asset-backed securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Portfolio may use interest rate swaps in the management of the Portfolio.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls.

The Portfolio may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term capital appreciation. This means the Portfolio seeks investments whose price will increase over several years. While we make every effort to achieve its objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               In deciding which equities to buy, the Portfolio uses what
A Small/Medium-Sized Stock Portfolio                       is known as a growth investment style. This means the
The Portfolio invests primarily in the stocks of small and Portfolio invests in companies that it believes could
medium-sized companies with the potential for above-       experience superior sales or earnings growth. In
average growth.                                            pursuing this objective, the Portfolio normally invests at
--------------------------------------------               least 80% of the Portfolio's investable assets in equity
                                                           securities of small and medium-sized U.S. companies
                                                           with the potential for above-average growth.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor's Mid-Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2001, this number was $10.5 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio may also use repurchase agreements.

The Portfolio may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.

The Portfolio may use various derivative strategies to try to improve its returns or protect its assets. The Portfolio cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

The Portfolio may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

The Portfolio may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Portfolio's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Composite Stock Price Index) and foreign currencies. The Portfolio may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase.

The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Portfolio Turnover

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio
--------------------------------------------------------------------------------

The investment objective of the SP Small/Mid-Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

--------------------------------------------        The Portfolio normally invests its assets primarily in
A Small/Mid-Cap Value Portfolio                     common stocks. Although universal definitions of small
The Portfolio normally invests at least 80% of its  and medium market capitalization does not exist, FMR investable assets in companies with small to medium generally defines small and medium market
market capitalizations.                             capitalization companies as those whose market
--------------------------------------------        capitalizations is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell
                                                    2000, and the S&P MidCap 400 or the Russell Midcap,
                                                    respectively. A company's market capitalization is based
                                                    on its current market capitalization or its market
                                                    capitalization at the time of the Portfolio's investment.
                                                    Companies whose capitalization is above this level after
                                                    purchase continue to have a small or medium market
                                                    capitalization for purposes of the 80% policy. The size of companies in each index changes with market
                                                    conditions, and the composition of each index. FMR may
                                                    also invest the Portfolio's assets in companies with
                                                    larger market capitalizations.

FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.

The Portfolio invests primarily in equity securities, which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs). If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Portfolio's reaction to these developments will be affected by the types of securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factors can significantly affect the Portfolio's performance:

The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio
--------------------------------------------------------------------------------

In pursuing its objective of long-term growth of capital, the Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              The Portfolio's strategy is to combine the efforts of two
A Growth Stock Portfolio                                  investment advisers and to invest in the favorite stock
The Portfolio normally invests at least 65% of its total  selection ideas of three portfolio managers (two of whom assets in the equity-related securities of U.S. companies invest as a team). Each investment adviser to the
that are believed to have strong capital appreciation     Portfolio utilizes a growth style to select approximately
potential. The Portfolio is managed according to a        20 securities. The portfolio managers build a portfolio
growth investment style.                                  with stocks in which they have the highest confidence
--------------------------------------------              and may invest more than 5% of the Portfolio's assets in
                                                          any one issuer.

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

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

In addition to common stocks in which the Portfolio primarily invests, equity-related securities include nonconvertible preferred stocks; convertible debt and convertible preferred stock; American Depository Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio may buy common stocks of companies of every size -- small-, medium- and large-capitalization --although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management's portfolio manager, Alfred Harrison, utilizes the fundamental analysis and research of Alliance's large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates' portfolio managers, Spiros Segalas and Kathleen McCarragher, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio's federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may use repurchase agreements.

The Portfolio may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

The Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

The Portfolio will also use futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Portfolio may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

The Portfolio may use short sales.

The Portfolio may use various derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others for cash management purposes (the Portfolio can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

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OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the

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underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it

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gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small/Mid-Cap Value Portfolio may each borrow up to 33 1/3% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

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HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

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The following chart lists the total annualized investment advisory fees paid in
2001 with respect to each of the Fund's Portfolios.

                                             Total advisory fees as %
Portfolio                                     of average net assets
---------                                    ------------------------
Diversified Bond............................           0.40
Diversified Conservative Growth.............           0.75
Equity......................................           0.45
Global......................................           0.75
High Yield Bond.............................           0.55
Jennison 20/20 Focus (formerly, 20/20 Focus)           0.75
Jennison (formerly, Prudential Jennison)....           0.60
Money Market................................           0.40
Small Capitalization Stock..................           0.40
Stock Index.................................           0.35
Value.......................................           0.40
SP Aggressive Growth Asset Allocation.......           0.84*
SP Alliance Technology......................           1.15
SP Balanced Asset Allocation................           0.75*
SP Conservative Asset Allocation............           0.71*
SP Growth Asset Allocation..................           0.80*
SP INVESCO Small Company Growth.............           0.95
SP Jennison International Growth............           0.85
SP Large Cap Value..........................           0.80
SP MFS Capital Opportunities................           0.75
SP MFS Mid-Cap Growth.......................           0.80
SP PIMCO Total Return.......................           0.60
SP Prudential U.S. Emerging Growth..........           0.60
SP Small/Mid-Cap Value......................           0.90
SP Strategic Partners Focused Growth........           0.90

* Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The advisory fees for the Asset Allocation Portfolios are the product of a blend of the advisory fees of the underlying Fund Portfolios, plus a 0.05% annual advisory fee paid to PI. The only advisory fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.


--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Global Portfolio, Portfolio, the Jennison Portfolio, the Jennison 20/20 Focus Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio, the Equity Portfolio, the Value Portfolio and the SP Strategic Partners Focused Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the sole sub-adviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, and the Stock Index Portfolio. PIM serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

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

Alliance Capital Management, L.P. (Alliance) serves as the sub-adviser to the SP Alliance Technology Portfolio, and a portion of the SP Strategic Partners Focused Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of December 31, 2001, Alliance managed $455 billion in assets.

Deutsche Asset Management, Inc. (DAMI) serves as a subadviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.

EARNEST Partners LLC (EARNEST) serves as a sub-adviser to a portion of the assets of the Diversified Conservative Growth Portfolio. EARNEST was founded in 1997 and as of December 31, 2001, managed approximately $3.55 billion in assets. EARNEST's address is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309.

Fidelity Management & Research Company (FMR) is the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. As of December 31, 2001, FMR and its wholly-owned subsidiaries had approximately $912 billion in assets under management. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

Franklin Advisers, Inc. (Franklin) serves as a sub-adviser to a portion of the Diversified Conservative Growth Portfolio. Franklin's address is One Franklin Parkway, San Mateo, California 94403. As of November 30, 2001, Franklin and its affiliates managed over $261 billion in assets.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

INVESCO Funds Group, Inc. (INVESCO), located at 4350 South Monaco Street, Denver, Colorado 80237, is the sub-adviser of the SP INVESCO Small Company Growth Portfolio. INVESCO was founded in 1932 and as of December 31, 2001, managed almost $35 billion in assets. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company based in London, with money managers in Europe, North and South America and the Far East.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts, acts as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. As of November 30, 2001, MFS managed over $135.3 billion in assets.

Pacific Investment Management Company LLC (PIMCO) acts as the sub-adviser for a portion of the Diversified Conservative Growth Portfolio and is the sole sub-adviser for the SP PIMCO Total Return Portfolio. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660 and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2001, PIMCO managed over $241 billion in assets.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

Victory Capital Management Inc. (Victory) (formerly, Key Asset Management Inc.) serves as a sub-adviser for a portion of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of December 31, 2001, Victory's total assets under management exceeded $72 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.

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--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Diversified Bond, Diversified Conservative Growth, High Yield Bond and Money Market, Portfolios, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Diversified Bond Portfolio

The Corporate Team of PIM, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Corporate Team

   Assets Under Management (as of December 31, 2001):  $42 billion.

   Team Leader:  Steven Kellner, CFA. General Investment Experience:  16 years.

   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector:  U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Diversified Conservative Growth Portfolio

A portfolio management team led by William H. Gross manages the core fixed-income portion of the Diversified Conservative Growth Portfolio.
Mr. Gross is a founder and Managing Director of Pacific Investment Management Company (PIMCO) and has been associated with the firm for 30 years. As Chief Investment Officer of PIMCO he oversees the management of over $220 billion of fixed income securities. He has over 32 years of investment experience, and holds a bachelor's degree from Duke University and MBA from UCLA Graduate School of Business. The portfolio management team develops and implements investment strategy for its portion of the Portfolio.

The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

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

High Yield Team

   Assets Under Management (as of December 31, 2001):  $8 billion.

   Team Leader:  Paul Appleby. General Investment Experience:  15 respectively.

   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

   Sector:  Below-investment-grade corporate securities.

Investment Strategy: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.

The large-cap growth equity portion of the Portfolio advised by Jennison is managed by Spiros "Sig" Segalas, Michael A. Del Balso, and Kathleen A. McCarragher. Mr. Segalas is a founding member, and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

The large-cap value equity portion of the Portfolio advised by Jennison is managed by Tom Kolefas and Bradley L. Goldberg. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles & Company, L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

Edward B. Jamieson, Michael McCarthy and Aidan O'Connell manage the portion of the Portfolio assigned to Franklin. Mr. Jamieson is an Executive Vice President of Franklin and Managing Director of Franklin's equity and high yield groups. He has been with Franklin since 1987. Mr. McCarthy joined Franklin in 1992 and is a vice president and portfolio manager specializing in research analysis of several technology groups. Mr. O'Connell joined Franklin in 1998 and is a research analyst specializing in research analysis of the semiconductor and semiconductor capital equipment industries. Prior to joining Franklin, Mr. O'Connell was a research associate and corporate finance associate with Hambrecht & Quist.

Paul E. Viera, Jr. manages the small/mid-cap value portion of the Portfolio assigned to EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1992 to 1998.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also

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serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

High Yield Bond Portfolio

The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield Team

   Assets Under Management (as of December 31, 2001):  $8 billion.

   Team Leader:  Paul Appleby. General Investment Experience:  15 years.

   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.

   Sector:  Below-investment-grade corporate securities.

   Investment Strategy: The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector trends may contribute to securities selection when appropriate.

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Jennison 20/20 Focus Portfolio

Spiros Segalas, Director, Principal and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. Bradley Goldberg of Jennison manages the value portion of the Portfolio. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Mr. Goldberg joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from New York University. Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

Money Market Portfolio

The Money Market Team of PIM, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

Money Market Team

   Assets Under Management (as of December 31, 2001): $52 billion.

   Team Leader:  Joseph Tully. General Investment Experience:  18 years.

   Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

   Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

Value Portfolio

Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

SP Alliance Large Cap Growth Portfolio

Alfred Harrison, Director and Vice Chairman of Alliance Capital Management Corporation (ACMC) leads the team managing this Portfolio, with Syed Hasnain, a Senior Portfolio Manager, also being directly involved.

Mr. Hasnain joined ACMC after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University, and Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School. Investment experience: 12 years.

SP Alliance Technology Portfolio

Gerald T. Malone manages the SP Alliance Technology Portfolio. Mr. Malone is a Senior Vice President of Alliance Capital Management Corporation (ACMC) and has been associated with ACMC for more than five years.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios within the product according to the percentage allocations discussed in this prospectus.

SP INVESCO Small Company Growth Portfolio

The following individual is primarily responsible for the day-to-day management of the Portfolio's holdings:

Stacie Cowell is the lead portfolio manager of the SP INVESCO Small Company Growth Portfolio and a Chartered Financial Analyst (CFA) who joined INVESCO in 1997. She is also a vice president of INVESCO. Before joining the company, she was senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. She holds a B.A. in Economics from Colgate University and an M.S from the University of Colorado (Boulder).

SP Jennison International Growth Portfolio

The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.

SP Large Cap Value Portfolio And SP Small/Mid-Cap Value Portfolio

Fidelity Management & Research Company (FMR) is the Portfolios' sub-adviser. Robert Macdonald is portfolio manager of the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. Mr. Macdonald is a senior vice president and portfolio manager for other accounts managed by FMR and its affiliates. He joined FMR in 1985.

SP MFS Capital Opportunities Portfolio

The Portfolio is managed by Maura A. Shaughnessy, a Senior Vice President of Massachusetts Financial Services Company (MFS), who has been employed in the investment management area of MFS since 1991.

SP MFS Mid-Cap Growth Portfolio

The Portfolio is managed by Mark Regan, a Senior Vice President of MFS, who has been employed in the investment management area of MFS since 1989 and David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of MFS since 1995.

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch, Executive Vice President of Jennison, has managed the retail fund counterpart of this Portfolio since it began. Prior to joining Jennison, Ms. Hirsch was a Managing Director of Prudential Investments, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.

SP Strategic Partners Focused Growth Portfolio

Alfred Harrison is portfolio manager for the portion of the Portfolio's assets advised by Alliance. Mr. Harrison joined Alliance in 1978 and is manager of the firm's Minneapolis office. He is Vice Chairman of Alliance Capital Management Corporation.

Spiros Segalas and Kathleen McCarragher are co-portfolio managers for the portion of the Portfolio's assets advised by Jennison. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC. Prior to 1992, Ms. McCarragher served as an analyst portfolio manager and member of the Investment Committee for State Street Research and Management Company.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                              Diversified Bond Portfolio
                                                  -------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  -------------------------------------------------
                                                    2001      2000        1999       1998     1997
                                                  --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                  --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments.....................................     0.12      0.26       (0.75)      0.08    0.11
                                                  --------  --------    --------   --------  ------
   Total from investment operations..............     0.79      1.03       (0.08)      0.77    0.91
                                                  --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                  --------  --------    --------   --------  ------
   Total distributions...........................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                  --------  --------    --------   --------  ------
Net Asset Value, end of year..................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                  ========  ========    ========   ========  ======
Total Investment Return(a).......................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income...........................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..........................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                                          Diversified Conservative Growth Portfolio
                                                          -------------------------------------
                                                                Year Ended          May 3, 1999 (a)
                                                               December 31,             through
                                                          ---------------------      December 31,
                                                             2001           2000         1999
                                                            ------         ------   ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $10.16          $10.37        $10.00
                                                            ------         ------       ------
Income from Investment Operations:
Net investment income....................................   0.42            0.46          0.22
Net realized and unrealized gains (losses) on investments  (0.28)          (0.09)         0.39
                                                            ------         ------       ------
   Total from investment operations......................   0.14            0.37          0.61
                                                            ------         ------       ------
Less Distributions:
Dividends from net investment income.....................  (0.41)          (0.46)        (0.22)
Distributions in excess of net investment income.........     --           (0.01)        (0.02)
Distributions from net realized gains....................     --           (0.09)           --
Distributions in excess of net realized gains............     --           (0.02)           --
                                                            ------         ------       ------
   Total distributions...................................  (0.41)          (0.58)        (0.24)
                                                            ------         ------       ------
Net Asset Value, end of period........................... $ 9.89          $10.16        $10.37
                                                            ======         ======       ======
Total Investment Return(b)...............................   1.51%           3.79%         6.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $204.1          $204.8        $115.8
Ratios to average net assets:
  Expenses...............................................   0.94%           0.93%         1.05%(c)
  Net investment income..................................   4.17%           4.71%         3.74%(c)
Portfolio turnover rate..................................    315%            319%          107%(d)

(a)Commencement of investment operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.


                                      F1

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F2

Financial Highlights

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2001     2000     1999    1998     1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                              ----------

                                              ----------


                                              ----------
                                                2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %


                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                2000        1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.


                                      F3

Financial Highlights

                                                   Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
                                              ----------------------------------------------------------------------
                                                              Class I                              Class II
                                              ------------------------------------     -----------------------------
                                                                        May 3, 1999(a)              February 15, 2000(b)
                                               Year Ended   Year Ended     through      Year Ended        through
                                              December 31, December 31,  December 31,  December 31,     December 31,
                                                  2001         2000          1999          2001             2000
                                              ------------ ------------ -------------- ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........    $10.99       $11.88        $10.00        $10.99           $11.36
                                                 ------       ------        ------        ------           ------
Income From Investment Operations:
Net investment income........................      0.05         0.05          0.02          0.02             0.01
Net realized and unrealized gains (losses) on
 investments.................................     (0.15)       (0.71)         1.88         (0.15)           (0.19)
                                                 ------       ------        ------        ------           ------
   Total from investment operations..........     (0.10)       (0.66)         1.90         (0.13)           (0.18)
                                                 ------       ------        ------        ------           ------
Less Distributions:
Dividends from net investment income.........     (0.05)       (0.05)        (0.02)        (0.04)           (0.01)
Distributions from net realized gains........     (0.19)       (0.18)           --(e)      (0.19)           (0.18)
                                                 ------       ------        ------        ------           ------
   Total distributions.......................     (0.24)       (0.23)        (0.02)        (0.23)           (0.19)
                                                 ------       ------        ------        ------           ------
Net Asset Value, end of period...............    $10.65       $10.99        $11.88        $10.63           $10.99
                                                 ======       ======        ======        ======           ======
Total Investment Return(c)...................     (1.01)%      (5.41)%       18.95%        (1.30)%          (1.53)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......    $ 87.8       $ 95.8        $ 65.0        $  2.0           $  0.7
Ratios to average net assets:
  Expenses...................................      0.93%        0.88%         1.09%(d)      1.33%            1.28%(d)
  Net investment income......................      0.46%        0.45%         0.33%(d)      0.06%            0.10%(d)
Portfolio turnover rate......................       131%         163%           64%(f)       131%             163%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Less than $0.005 per share.

(f)Not annualized.

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F4

Financial Highlights

                                                            Small Capitalization Stock Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999    1998     1997
                                                          ------  ------  ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $17.11  $16.25  $14.71  $15.93   $13.79
                                                          ------  ------  ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.06    0.07    0.10    0.09     0.10
Net realized and unrealized gains (losses) on investments   0.67    1.81    1.71   (0.25)    3.32
                                                          ------  ------  ------  ------   ------
   Total from investment operations......................   0.73    1.88    1.81   (0.16)    3.42
                                                          ------  ------  ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.08)  (0.08)     --   (0.09)   (0.10)
Distributions from net realized gains....................  (2.28)  (0.94)  (0.27)  (0.97)   (1.18)
                                                          ------  ------  ------  ------   ------
   Total distributions...................................  (2.36)  (1.02)  (0.27)  (1.06)   (1.28)
                                                          ------  ------  ------  ------   ------
Net Asset Value, end of year............................. $15.48  $17.11  $16.25  $14.71   $15.93
                                                          ======  ======  ======  ======   ======
Total Investment Return(a)...............................   5.53%  12.81%  12.68%  (0.76)%  25.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $611.1  $568.3  $437.5  $360.4   $290.3
Ratios to average net assets:
  Expenses...............................................   0.48%   0.48%   0.45%   0.47%    0.50%
  Net investment income..................................   0.52%   0.59%   0.70%   0.57%    0.69%
Portfolio turnover rate..................................    23 %    29 %    31 %    26 %     31 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                      F5

Financial Highlights

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

                                                  SP Aggressive Growth Asset Allocation Portfolio
                                                  -------------------------------------------
                                                                            September 22, 2000(a)
                                                     Year Ended                    through
                                                  December 31, 2001           December 31, 2000
                                                  -----------------         ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.33                     $10.00
                                                       -------                     ------
Income from Investment Operations:
Net investment income............................         0.02                       0.01
Net realized and unrealized losses on investments        (1.69)                     (0.67)
                                                       -------                     ------
   Total from investment operations..............        (1.67)                     (0.66)
                                                       -------                     ------
Less Distributions:
Dividends from net investment income.............        (0.02)                     (0.01)
Distributions from net realized gains............        (0.06)                        --
                                                       -------                     ------
   Total distributions...........................        (0.08)                     (0.01)
                                                       -------                     ------
Net Asset Value, end of period...................      $  7.58                     $ 9.33
                                                       =======                     ======
Total Investment Return(b).......................       (17.92)%                    (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.5                     $  2.1
Ratios to average net assets:
  Expenses.......................................        0.05 %                     0.05 %(c)
  Net investment income..........................        0.39 %                     0.36 %(c)
Portfolio turnover rate..........................          62 %                        6 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.


                                      F6

Financial Highlights

                                                     SP Alliance Technology Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  7.62             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment income (loss).....................        (0.03)               0.01
Net realized and unrealized losses on investments        (1.88)              (2.38)
                                                       -------             -------
   Total from investment operations..............        (1.91)              (2.37)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Distributions in excess of net investment income.           --                  --(b)
                                                       -------             -------
   Total distributions...........................           --               (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  5.71             $  7.62
                                                       =======             =======
Total Investment Return(c).......................       (25.07)%            (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.7             $   6.1
Ratios to average net assets: (e)
  Expenses.......................................        1.30 %               1.30%(d)
  Net investment income (loss)...................        (0.69)%              0.37%(d)
Portfolio turnover rate..........................          47 %                23 %(f)

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                                                  SP Balanced Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $ 9.80              $10.00
                                                       ------              ------
Income from Investment Operations:
Net investment income............................        0.14                0.06
Net realized and unrealized losses on investments       (0.73)              (0.20)
                                                       ------              ------
   Total from investment operations..............       (0.59)              (0.14)
                                                       ------              ------
Less Distributions:
Dividends from net investment income.............       (0.14)              (0.06)
Distributions from net realized gains............       (0.05)                 --
                                                       ------              ------
   Total distributions...........................       (0.19)              (0.06)
                                                       ------              ------
Net Asset Value, end of period...................      $ 9.02              $ 9.80
                                                       ======              ======
Total Investment Return(b).......................       (5.99)%             (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $ 66.1              $  3.7
Ratios to average net assets:
  Expenses.......................................       0.05 %              0.05 %(c)
  Net investment income..........................       3.26 %              4.89 %(c)
Portfolio turnover rate..........................         35 %                 4 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.


                                      F7

Financial Highlights

                                                          SP Conservative Asset Allocation Portfolio
                                                          --------------------------------------
                                                                               September 22, 2000(a)
                                                             Year Ended               through
                                                          December 31, 2001      December 31, 2000
                                                          -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.00                 $10.00
                                                               ------                 ------
Income From Investment Operations:
Net investment income....................................        0.21                   0.08
Net realized and unrealized gains (losses) on investments       (0.24)                    --(c)
                                                               ------                 ------
   Total from investment operations......................       (0.03)                  0.08
                                                               ------                 ------
Less Distributions:
Dividends from net investment income.....................       (0.16)                 (0.08)
Distributions from net realized gains....................       (0.04)                    --(c)
                                                               ------                 ------
   Total distributions...................................       (0.20)                 (0.08)
                                                               ------                 ------
Net Asset Value, end of period...........................      $ 9.77                 $10.00
                                                               ======                 ======
Total Investment Return(b)...............................       (0.23)%                 0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 47.9                 $  1.9
Ratios to average net assets:
  Expenses...............................................        0.05%                  0.05%(d)
  Net investment income..................................        4.76%                  8.07%(d)
Portfolio turnover rate..................................         29 %                    4 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

Financial Highlights

                                                   SP Growth Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.52             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income............................         0.09               0.03
Net realized and unrealized losses on investments        (1.21)             (0.49)
                                                       -------             ------
   Total from investment operations..............        (1.12)             (0.46)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.08)             (0.02)
Distributions from net realized gains............        (0.05)                --
                                                       -------             ------
   Total distributions...........................        (0.13)             (0.02)
                                                       -------             ------
Net Asset Value, end of period...................      $  8.27             $ 9.52
                                                       =======             ======
Total Investment Return(b).......................       (11.77)%            (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  46.8             $  3.9
Ratios to average net assets:
  Expenses.......................................         0.05%              0.05%(c)
  Net investment income..........................         1.71%              2.95%(c)
Portfolio turnover rate..........................          43 %                39%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized

(d)Not annualized.


                                      F8

Financial Highlights

                                       SP INVESCO Small Company Growth Portfolio
                                       ------------------------------------
                                                           September 22, 2000(a)
                                          Year Ended              through
                                       December 31, 2001     December 31, 2000
                                       -----------------   ---------------------
 Per Share Operating Performance:
 Net Asset Value, beginning of
  period..............................      $  8.38               $ 10.00
                                            -------               -------
 Income From Investment Operations:
 Net investment loss..................        (0.02)                   --(f)
 Net realized and unrealized losses
  on investments......................        (1.42)                (1.62)
                                            -------               -------
    Total from investment operations..        (1.44)                (1.62)
                                            -------               -------
 Net Asset Value, end of period.......      $  6.94               $  8.38
                                            =======               =======
 Total Investment Return(b)...........       (17.18)%              (16.20)%
 Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)...........................      $   8.4               $   5.5
 Ratios to average net assets:(d)
  Expenses............................         1.15%                 1.15%(c)
  Net investment loss.................        (0.28)%               (0.10)%(c)
 Portfolio turnover rate..............           83%                   29%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                      F9

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.


                                      F10

Financial Highlights

                                                       SP Large Cap Value Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $10.44              $10.00
                                                       ------              ------
Income from Investment Operations:
Net investment income............................        0.09                0.04
Net realized and unrealized gains (losses) on
 investments.....................................       (0.99)               0.44
                                                       ------              ------
   Total from investment operations..............       (0.90)               0.48
                                                       ------              ------
Less Distributions:
Dividends from net investment income.............       (0.10)              (0.04)
Distributions in excess of net investment income.          --                  --(e)
                                                       ------              ------
   Total distributions...........................       (0.10)              (0.04)
                                                       ------              ------
Net Asset Value, end of period...................      $ 9.44              $10.44
                                                       ======              ======
Total Investment Return(b).......................       (8.65)%             4.82 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $ 23.7              $  3.9
Ratios to average net assets:(d)
 Expenses........................................       0.90 %              0.90 %(c)
 Net investment income...........................       1.18 %              1.60 %(c)
Portfolio turnover rate..........................         61 %                13 %(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)Less than $0.005 per share.

(f)Not annualized.


                                      F11

Financial Highlights

                                                  SP MFS Capital Opportunities Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.15             $10.00
                                                       -------             ------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)           0.01
Net realized and unrealized losses on investments        (2.13)             (0.85)
                                                       -------             ------
   Total from investment operations..............        (2.13)             (0.84)
                                                       -------             ------
Less Dividends:
Dividends from net investment income.............        (0.01)             (0.01)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.01             $ 9.15
                                                       =======             ======
Total Investment Return(b).......................       (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   8.2             $  4.3
Ratios to average net assets:(d)
  Expenses.......................................         1.00%             1.00 %(c)
  Net investment income (loss)...................          (--)%(g)         0.40 %(c)
Portfolio turnover rate..........................          99 %               25 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Less than 0.005%.

                                                      SP MFS Mid-Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.69             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income (loss).....................        (0.01)              0.02
Net realized and unrealized losses on investments        (2.01)             (0.25)
                                                       -------             ------
   Total from investment operations..............        (2.02)             (0.23)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.01)             (0.02)
Distributions from net realized gains............        (0.04)             (0.06)
                                                       -------             ------
   Total distributions...........................        (0.05)             (0.08)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.62             $ 9.69
                                                       =======             ======
Total Investment Return(b).......................       (20.93)%            (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  15.9             $  5.6
Ratios to average net assets:(d)
 Expenses........................................         1.00%              1.00%(c)
 Net investment income (loss)....................        (0.20)%             1.16%(c)
Portfolio turnover rate..........................           93%                27%(e)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.


                                      F12

Financial Highlights

                                                     SP PIMCO Total Return Portfolio
                                                 -----------------------------------
                                                                   September 22, 2000(a)
                                                    Year Ended            through
                                                 December 31, 2001   December 31, 2000
                                                 ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............      $10.40              $10.00
                                                      ------              ------
Income From Investment Operations:
Net investment income...........................        0.32                0.13
Net realized and unrealized gains on investments        0.57                0.39
                                                      ------              ------
   Total from investment operations.............        0.89                0.52
                                                      ------              ------
Less Distributions:
Dividends from net investment income............       (0.34)              (0.11)
Distributions from net realized gains...........       (0.25)              (0.01)
                                                      ------              ------
   Total distributions..........................       (0.59)              (0.12)
                                                      ------              ------
Net Asset Value, end of period..................      $10.70              $10.40
                                                      ======              ======
Total Investment Return(b)......................        8.66%               5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........      $147.0              $ 10.7
Ratios to average net assets(d):
  Expenses......................................        0.76%               0.76%(c)
  Net investment income.........................        3.69%               5.94%(c)
Portfolio turnover rate.........................         718%                239%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ----------------------------------------------------
                                                        Class I                     Class II
                                        -----------------------------------     -----------------
                                                          September 22, 2000(a)  July 9, 2001(b)
                                           Year Ended            through             through
                                        December 31, 2001   December 31, 2000   December 31, 2001
                                        ----------------- --------------------- -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...      $  8.38             $ 10.00             $ 7.56
                                             -------             -------             ------
Income from Investment Operations:
Net investment income (loss)...........        (0.01)               0.01              (0.01)
Net realized and unrealized losses on
 investments...........................        (1.48)              (1.62)             (0.67)
                                             -------             -------             ------
   Total from investment operations....        (1.49)              (1.61)             (0.68)
                                             -------             -------             ------
Less Dividends:
Dividends from net investment income...           --               (0.01)                --
                                             -------             -------             ------
Net Asset Value, end of period.........      $  6.89             $  8.38             $ 6.88
                                             =======             =======             ======
Total Investment Return(c).............       (17.78)%            (16.11)%            (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $  31.2             $   6.4             $  0.2
Ratios to average net assets:(d)
 Expenses..............................         0.90%               0.90%(e)           1.30%(e)
 Net investment income (loss)..........        (0.37)%              0.49%(e)          (0.87)%(e)
Portfolio turnover rate................          258%                 82%(f)            258%(f)

(a)Commencement of operations.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.41% and (0.88)%, respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.

(e)Annualized.

(f)Not annualized.


                                      F13

Financial Highlights

                                                          SP Small/Mid Cap Value Portfolio
                                                       -----------------------------------
                                                                         September 22, 2000(a)
                                                          Year Ended            through
                                                       December 31, 2001   December 31, 2000
                                                       ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................      $11.13              $10.00
                                                            ------              ------
Income From Investment Operations:
Net investment income.................................        0.08                0.03
Net realized and unrealized gains on investments......        0.26                1.10
                                                            ------              ------
   Total from investment operations...................        0.34                1.13
                                                            ------              ------
Less Dividends:
Dividends from net investment income..................       (0.11)                 --(b)
                                                            ------              ------
Net Asset Value, end of period........................      $11.36              $11.13
                                                            ======              ======
Total Investment Return(c)............................        3.11%              11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...............      $ 47.4              $  6.1
Ratios to average net assets:(e)
 Expenses.............................................        1.05%               1.05%(d)
 Net investment income................................        1.08%               1.79%(d)
Portfolio turnover rate...............................          89%                 18%(f)

(a)   Commencement of operations.

(b)   Less than $0.005 per share.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)   Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)   Not annualized.


                                      F14

Financial Highlights

                                                SP Strategic Partners Focused Growth Portfolio
                                        ----------------------------------------------------------
                                                         Class I                         Class II
                                        --------------------------------------     --------------------
                                                             September 22, 2000(a) January 12, 2001(b)
                                             Year Ended             through              through
                                        December 31, 2001(h)   December 31, 2000   December 31, 2001(h)
                                        -------------------- --------------------- --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...       $  7.94               $ 10.00              $  8.43
                                              -------               -------              -------
Income From Investment Operations:
Net investment income (loss)...........         (0.01)                   --(g)             (0.03)
Net realized and unrealized losses on
 investments...........................         (1.20)                (2.06)               (1.70)
                                              -------               -------              -------
   Total from investment operations....         (1.21)                (2.06)               (1.73)
                                              -------               -------              -------
Less Distributions:
Dividends from net investment income(g)            --                    --                   --
                                              -------               -------              -------
Net Asset Value, end of period.........       $  6.73               $  7.94              $  6.70
                                              =======               =======              =======
Total Investment Return(c).............        (15.32)%              (20.47)%             (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)       $   7.7               $   5.9              $   2.0
Ratios to average net assets:(e)
 Expenses..............................          1.01%                 1.01%(d)             1.41%(d)
 Net investment income (loss)..........         (0.16)%                0.18%(d)            (0.58)%(d)
Portfolio turnover rate................           116%                   37%(f)              116%(f)

(a) Commencement of offering of Class I shares.

(b) Commencement of offering of Class II shares.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been
   2.61% and (1.76)%, respectively, for Class I and 3.01% and (2.18)%, respectively, for Class II for the period ended December 31, 2001 and 3.88%
     and (2.69)%, respectively, for Class I for the period ended December 31, 2000.

(f) Not annualized.

(g) Less than $0.005 per share.

(h) Calculated based upon weighted average shares outstanding during the period.


                                      F15

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623


PSF1

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus

                                  May 1, 2002


                               Equity Portfolio
                               Global Portfolio
                              Jennison Portfolio
                            Money Market Portfolio
                             Stock Index Portfolio
                                Value Portfolio
                SP Aggressive Growth Asset Allocation Portfolio
                      SP AIM Aggressive Growth Portfolio
                         SP AIM Core Equity Portfolio
                    SP Alliance Large Cap Growth Portfolio
                       SP Alliance Technology Portfolio
                    SP Balanced Asset Allocation Portfolio
                  SP Conservative Asset Allocation Portfolio
                           SP Davis Value Portfolio
                  SP Deutsche International Equity Portfolio
                     SP Growth Asset Allocation Portfolio
                   SP INVESCO Small Company Growth Portfolio
                  SP Jennison International Growth Portfolio
                         SP Large Cap Value Portfolio
                    SP MFS Capital Opportunities Portfolio
                        SP MFS Mid-Cap Growth Portfolio
                         SP PIMCO High Yield Portfolio
                        SP PIMCO Total Return Portfolio
                 SP Prudential U.S. Emerging Growth Portfolio
                       SP Small/Mid-Cap Value Portfolio
                SP Strategic Partners Focused Growth Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
              10  Principal Risks
              14  Evaluating Performance

              40  HOW THE PORTFOLIOS INVEST

              40  Investment Objectives and Policies

              40  Equity Portfolio
              41  Global Portfolio
              41  Jennison Portfolio
              42  Money Market Portfolio
              43  Stock Index Portfolio
              44  Value Portfolio
              45  SP AIM Aggressive Growth Portfolio
              46  SP AIM Core Equity Portfolio
              48  SP Alliance Large Cap Growth Portfolio
              50  SP Alliance Technology Portfolio
              50  SP Asset Allocation Portfolios
              51  SP Aggressive Growth Asset Allocation Portfolio
              52  SP Balanced Asset Allocation Portfolio
              52  SP Conservative Asset Allocation Portfolio
              53  SP Growth Asset Allocation Portfolio
              53  SP Davis Value Portfolio
              54  SP Deutsche International Equity Portfolio
              57  SP INVESCO Small Company Growth Portfolio
              57  SP Jennison International Growth Portfolio
              59  SP Large Cap Value Portfolio
              60  SP MFS Capital Opportunities Portfolio
              61  SP MFS Mid-Cap Growth Portfolio
              62  SP PIMCO High Yield Portfolio
              63  SP PIMCO Total Return Portfolio
              65  SP Prudential U.S. Emerging Growth Portfolio
              67  SP Small/Mid-Cap Value Portfolio
              68  SP Strategic Partners Focused Growth Portfolio

              71  OTHER INVESTMENTS AND STRATEGIES

              71  ADRs
              71  Convertible Debt and Convertible Preferred Stock
              71  Derivatives
              71  Dollar Rolls
              71  Equity Swaps
              71  Forward Foreign Currency Exchange Contracts
              71  Futures Contracts
              72  Interest Rate Swaps
              72  Joint Repurchase Account
              72  Loans and Assignments
              72  Mortgage-related Securities
              72  Options
              73  Real Estate Investment Trusts

--------------------------------------------------------------------------------

                73  Repurchase Agreements
                73  Reverse Repurchase Agreements
                73  Short Sales
                73  Short Sales Against-the-Box
                73  When-Issued and Delayed Delivery Securities
                74  HOW THE FUND IS MANAGED
                74  Board of Directors
                74  Investment Adviser
                75  Investment Sub-Advisers
                77  Portfolio Managers
                82  HOW TO BUY AND SELL SHARES OF THE FUND
                83  Net Asset Value
                84  Distributor
                85  OTHER INFORMATION
                85  Federal Income Taxes
                85  Monitoring for Possible Conflicts
                85  FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio available under your Contract. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 10. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Equity Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk
    .  management risk

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.


Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  market risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

SP Aggressive Growth Asset Allocation Portfolio

The SP Aggressive Growth Asset Allocation Portfolio seeks capital appreciation by investing in large cap equity Portfolios, international Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Aggressive Growth Asset Allocation Portfolio invests in shares of the following Fund Portfolios:

    . a large capitalization equity component (approximately 40% of the Portfolio, invested in shares of the SP Davis Value Portfolio (20% of Portfolio), the SP Alliance Large Cap Growth Portfolio (10% of Portfolio), and the Jennison Portfolio (10% of Portfolio)); and

    . an international component (approximately 35% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (17.5% of Portfolio) and the SP Deutsche International Equity Portfolio (17.5% of Portfolio)); and

    . a small/mid-capitalization equity component (approximately 25% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (12.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP AIM Aggressive Growth Portfolio

The Portfolio's investment objective is to achieve long-term growth of capital. The Portfolio seeks to meet this objective by investing primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year. Growth stocks usually involve a higher level of risk than value stocks, because growth stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, A I M Capital Management, Inc. will invest in securities of small- and medium-sized growth companies, may invest up to 25% of its total assets in foreign securities and may invest up to 25% of its total assets in real estate investment trusts (REITs). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  liquidity risk
    .  management risk
    .  market risk

SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)

The Portfolio's primary investment objective is growth of capital with a secondary objective of current income. The Portfolio seeks to meet these objectives by investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. In complying with this 80% requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. A I M Capital Management, Inc. considers whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  interest rate risk
    .  leveraging risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Alliance Large Cap Growth Portfolio

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio normally invests at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio's total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance Capital Management, L.P. ("Alliance") selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. "Alliance", "Alliance Capital" and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Alliance Technology Portfolio

The Portfolio's objective is growth of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Portfolio may invest up to 25% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  industry/sector risk
    .  interest rate risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Balanced Asset Allocation Portfolio

The SP Balanced Asset Allocation Portfolio seeks to provide a balance between current income and growth of capital by investing in fixed income Portfolios, large cap equity Portfolios, small/mid-cap equity Portfolios, and international equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio invests in shares of the following
Portfolios:

    . a fixed income component (approximately 40% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (25% of Portfolio) and the SP PIMCO High Yield Portfolio (15% of Portfolio)); and

    . a large capitalization equity component (approximately 35% of the Portfolio, invested in shares of the SP Davis Value Portfolio (17.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (8.75% of Portfolio), and the Jennison Portfolio (8.75% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)); and

    . an international component (approximately 10% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (5% of Portfolio) and the SP Deutsche International Equity Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

The SP Conservative Asset Allocation Portfolio seeks to provide current income with low to moderate capital appreciation by investing in fixed income Portfolios, large cap equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio invests in shares of the following Portfolios:

    . a fixed income component (approximately 60% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (40% of Portfolio) and the SP PIMCO High Yield Portfolio (20% of Portfolio)); and

    . a large capitalization equity component (approximately 30% of the Portfolio, invested in shares of the SP Davis Value Portfolio (15% of Portfolio), the SP Alliance Large Cap Growth Portfolio (7.5% of Portfolio), and the Jennison Portfolio (7.5% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 10% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Davis Value Portfolio

SP Davis Value Portfolio's investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers use the investment philosophy of Davis Selected Advisers, L.P. to select common stocks of quality, overlooked growth companies at value prices and to hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company's true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that "Value" Stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Deutsche International Equity Portfolio

The Portfolio's investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio seeks to achieve its goal by investing primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Inc. (DAMI)

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Growth Asset Allocation Portfolio

The SP Growth Asset Allocation Portfolio seeks to provide long-term growth of capital with consideration also given to current income, by investing in large-cap equity Portfolios, fixed income Portfolios, international equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio invests in shares of the following
Portfolios:

    . a large capitalization equity component (approximately 45% of the Portfolio, invested in shares of the SP Davis Value Portfolio (22.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (11.25% of Portfolio), and the Jennison Portfolio (11.25% of Portfolio)); and

    . a fixed income component (approximately 20% of the Portfolio, invested in shares of the SP PIMCO High Yield Portfolio (10% of Portfolio) and the SP PIMCO Total Return Portfolio (10% of Portfolio)); and

    . an international component (approximately 20% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (10% of Portfolio) and the SP Deutsche International Equity Portfolio (10% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP INVESCO Small Company Growth Portfolio

The Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio will invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition, and have a higher rate of failure than larger companies. On the other hand, large companies were once small companies themselves, and the growth opportunities of some small companies may be quite high. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by INVESCO Funds Group, Inc.

   Principal Risks:
    .  company risk
    .  management risk
    .  market risk

SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  market risk

SP Large Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk, to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP MFS Capital Opportunities Portfolio

The Portfolio's investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's portfolio manager and MFS's large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

SP MFS Mid-Cap Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests, under normal market conditions, at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Massachusetts Financial Services Company (MFS) believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 80% investment policy. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

SP PIMCO High Yield Portfolio

The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody's Investor Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade fixed income instruments. The average duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  leveraging risk
    .  liquidity risk
    .  management risk
    .  market risk
    .  mortgage risk

SP PIMCO Total Return Portfolio

The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  interest rate risk
    .  management risk

SP Prudential U.S. Emerging Growth Portfolio

The Portfolio's investment objective is long-term capital appreciation, which means that the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk

SP Small/Mid-Cap Value Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with small to medium market capitalizations (those with market capitalizations similar to companies in the S&P Small Cap 600 or the Russell 2000 for small market capitalization and the S&P MidCap 400 or the Russell Midcap(R) Index for medium market capitalization). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow, or in relation to securities of other companies in the same industry, (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Strategic Partners Focused Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. This means the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  management risk
    .  market risk
    .  portfolio turnover risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio's shareholders.

                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                      Annual Returns* (Class I shares)
                      --------------------------------
1992     1993    1994    1995    1996    1997   1998     1999     2000    2001
----     ----    ----    ----    ----    ----   ----     ----     ----    ----
(3.42)%  43.14% (4.89)%  15.88%  19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)
WORST QUARTER: -21.45% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                   1 YEAR  5 YEARS 10 YEARS
                   ------- ------- --------
Class I shares     -17.64%  6.11%   9.39%
MSCI World Index** -16.82%  5.37%   8.06%
Lipper Average***  -15.28%  6.38%   9.57%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

                                    [CHART]





Annual Returns* (Class I shares)

1992    1993    1994    1995    1996     1997    1998     1999    2000     2001
----    ----    ----    ----    ----     ----    ----     ----    ----     ----
3.79%   2.95%   4.05%   5.80%   5.22%    5.41%   5.39%    4.97%   6.20%    4.22%

BEST QUARTER: 1.59% (3rd quarter of 2000)
WORST QUARTER: 0.66% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                  1 YEAR    5 YEARS  10 YEARS
                 --------- --------- ---------
Class I shares       4.22%     5.24%     4.80%
Lipper Average**     3.73%     4.96%     4.54%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

7-Day Yield* (as of 12/31/01)

 Money Market Portfolio          1.89%
 Average Money Market Fund**     1.45%

 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.
** Source: iMoneyNet, Inc. As of 12/31/01, based on the iMoneyNet First and Second Tier General Purpose Retail Universe.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)
WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                  1 YEAR  5 YEARS 10 YEARS
                  ------  ------- --------
Class I shares    -12.05% 10.47%   12.61%
S&P 500**         -11.88% 10.70%   12.93%
Lipper Average*** -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]






Annual Returns* (Class I shares)

1992     1993   1994    1995    1996    1997    1998    1999    2000    2001
----     ----   ----    ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%   21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)
WORST QUARTER: -18.14% (3rd quarter of 1998)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                1 YEAR  5 YEARS 10 YEARS
                                                ------  ------- --------
       Class I Shares                            -2.08% 11.18%   13.14%
       S&P 500**                                -11.88% 10.70%   12.93%
       Russell(R) 1000 Value Index***            -5.59% 11.13%   14.13%
       Lipper Large Cap Value Funds Average****  -5.98%  8.68%   12.38%
       Lipper Multi Cap Value Funds Average****  -0.22%  9.81%   11.17%

--------------------------------------------------------------------------------
   * The Portfolio's returns are after deduction of expenses and do not include Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
  ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
 *** The Russell(R) 1000 value index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment of management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
**** The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]





Annual Returns* (Class I shares)

 2001
 ----
(17.92)%

BEST QUARTER: 12.24% (4th quarter of 2001)
WORST QUARTER: -18.08% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -17.92%  -18.84%
S&P 500**                                    -11.88%  -15.32%
Aggressive Growth AA Custom Blended Index*** -12.46%  -16.17%
Lipper Average****                           -12.94%  -15.14%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Aggressive Growth AA Custom Blended Index consists of the Russell(R)
   1000 Value Index (20%), the Russell 1000 Growth Index (20%), the Russell
   2500 Value Index (12.5%), the Russell Mid-Cap Growth Index (12.5%), and the MSCI EAFE Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

 Annual Returns* (Class I shares)

  2001
  -----
 (24.53)%

BEST QUARTER:14.26%(4th quarter of 2001) WORST QUARTER:-24.17%(3rd quarter of
2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                          SINCE
                                                        INCEPTION
                                                1 YEAR  (9/22/00)
                                                ------  ---------
               Class I shares                   -24.53%  -28.74%
               Russell 2500(R) Index**            1.22%   -2.00%
               Russell 2500(TM) Growth Index*** -10.75%  -23.14%
               Lipper Average****               -23.31%  -32.40%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 **The Russell 2500(R) Index measures the performance of the 500 smallest companies in the Russell 1000 Index and all 2000 companies included in the Russell 2000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 2500(TM) Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Mid-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

 Annual Returns* (Class I shares)

  2001
  -----
 (22.68)%

BEST QUARTER:14.41%(4th quarter of 2001)  WORST QUARTER:-21.41%(3rd quarter of
2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                              SINCE
                                                            INCEPTION
                                                    1 YEAR  (9/22/00)
                                                    ------- ---------
          Class I Shares                            -22.68%  -28.53%
          S&P 500**                                 -11.88%  -15.32%
          Russell 1000(R) Index***                  -12.45%  -16.74%
          Lipper Large Cap Growth Funds Average**** -21.88%  -28.52%
          Lipper Large Cap Core Funds Average****   -13.03%  -15.58%

--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 1000(R) Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Large Cap Growth Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (14.47)%

BEST QUARTER: 14.58% (4th quarter of 2001)   WORST QUARTER: -16.82% (3rd
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                              SINCE
                                                            INCEPTION
                                                    1 YEAR  (9/22/00)
                                                    ------- ---------
          Class I shares                            -14.47%  -21.71%
          Russell 1000(R) Index**                   -12.45%  -16.74%
          Russell 1000(R) Growth Index***           -20.42%  -31.26%
          Lipper Large Cap Growth Funds Average**** -21.88%  -28.52%
          Lipper Multi-Cap Core Funds Average****   -12.94%  -15.14%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
***The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average and Multi-Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Growth Funds Average is also shown, because the management of the portfolios included in the Large Cap Growth Funds average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Alliance Technology Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (25.07)%

BEST QUARTER: 33.41% (4th quarter of 2001) WORST QUARTER: -34.25% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                        SINCE
                                                      INCEPTION
                                              1 YEAR  (9/22/00)
                                             -------- ---------
Class I shares                                -25.07%  -35.49%
S&P 500**                                     -11.88%  -15.32%
S&P Supercomposite 1500                       -21.05%  -39.73%
Technology Index***                           -22.16%  -39.58%
Lipper Average****                            -21.29%  -27.50%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Standard & Poor's Supercomposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (5.99)%

BEST QUARTER: 8.40% (4th quarter of 2001)   WORST QUARTER: -9.62% (3rd quarter
of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                SINCE
                                              INCEPTION
                                     1 YEAR   (9/22/00)
                                    --------- ---------
Class I shares                         -5.99%    -5.79%
S&P 500**                             -11.88%   -15.32%
Balanced AA Custom Blended Index***    -2.97%    -5.95%
Lipper Average****                     -2.87%    -2.87%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Balanced AA Custom Blended Index consists of the Russell 1000(R) Value
   Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (25%), the Lehman Brothers Intermediate BB Index (15%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (0.23)%

BEST QUARTER: 6.16% (4th quarter of 2001) WORST QUARTER: -5.09% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                    SINCE
                                                  INCEPTION
                                         1 YEAR   (9/22/00)
                                        --------- ---------
Class I shares                             -0.23%     0.47%
S&P 500**                                 -11.88%   -15.32%
Conservative AA Custom Blended Index***     1.68%    -0.63%
Lipper Average****                         -0.28%     0.70%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Conservative AA Custom Blended Index consists of the Russell 1000(R)
    Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2500 Value Index (5%), the Lehman Brothers Aggregate Bond Index (40%), the
    Lehman Brothers Intermediate BB Index (20%) and the Russell Mid-Cap Growth Index (5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Davis Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (10.46)%

BEST QUARTER: 10.65% (4th quarter of 2001) WORST QUARTER: -13.69% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                    SINCE
                                                  INCEPTION
                                         1 YEAR   (9/22/00)
                                        --------- ---------
Class I shares                            -10.46%  -7.08%
Russell 1000(R) Value Index**              -5.59%  -1.76%
Lipper Average***                          -5.98%  -1.00%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Russell 1000(R) Value Index consists of those companies in the Russell
    1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (22.07)%

BEST QUARTER: 7.00% (4th quarter of 2001)   WORST QUARTER: -15.78% (3rd
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -22.07%  -21.12%
MSCI EAFE Index**                            -21.44%  -19.33%
Lipper Average***                            -21.48%  -20.77%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
   (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (11.77)%

BEST QUARTER: 10.30% (4th quarter of 2001) WORST QUARTER: -13.64% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                                  1 YEAR  (9/22/00)
                                  ------- ---------
Class I shares                    -11.77%  -12.60%
S&P 500**                         -11.88%  -15.32%
Growth AA Custom Blended Index***  -8.47%  -11.50%
Lipper Average****                -12.94%  -15.14%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Growth AA Custom Blended Index consists of the Russell 1000(R) Value
   Index (22.5%), the Russell 1000 Growth Index (22.5%), the Russell 2500 Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (10%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.18)%

BEST QUARTER: 25.50% (4th quarter of 2001) WORST QUARTER: -26.36% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                         SINCE
                                                       INCEPTION
                                               1 YEAR  (9/22/00)
                                               ------- ---------
               Class I shares                  -17.18%  -24.90%
               Russell 2000(R) Index**           2.49%   -3.69%
               Russell 2000(R) Growth Index***  -9.23%  -22.74%
               Lipper Average****              -12.40%  -21.64%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 2000(R) Growth Index consists of those companies in the Russell
   2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (35.64)%

BEST QUARTER: 8.35% (4th quarter of 2001)    WORST QUARTER: -20.59% (1st
quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                       SINCE     SINCE
                                                      CLASS I  CLASS II
                                                     INCEPTION INCEPTION
                                             1 YEAR  (9/22/00) (10/4/00)
                                             ------- --------- ---------
Class I shares                               -35.64%  -37.67%     --
Class II shares                              -35.92%    --      -37.67%
MSCI EAFE Index**                            -21.44%  -19.33%   -19.33%
Lipper Average***                            -21.48%  -20.77%   -20.77%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, inc.
*** The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (8.65)%

BEST QUARTER: 7.83% (4th quarter of 2001)
WORST QUARTER: -12.07% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                SINCE
                                                              INCEPTION
                                                      1 YEAR  (9/22/00)
                                                      ------- ---------
         Class I shares                                -8.65%    3.34%
         Russell 1000(R) Index**                      -12.45%  -16.74%
         Russell 1000(R) Value Index***                -5.59%   -1.76%
         Lipper Average****                            -5.98%   -4.97%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 1000(R) Index measures the performance of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 1000(R) Value Index measures the performance of those Russell
   1000(R) companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (23.28)%

BEST QUARTER: 17.92% (4th quarter of 2001)
WORST QUARTER: -25.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                  SINCE
                                                INCEPTION
                                        1 YEAR  (9/22/00)
                                        ------- ---------
Class I Shares                          -23.28%  -24.15%
S&P 500**                               -11.88%  -15.32%
Russell 1000(R) Index***                -12.45%  -16.74%
Lipper Multi-Cap Core Funds Average**** -12.94%  -15.14%
Lipper Large Cap Core Funds Average**** -13.03%  -15.58%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 1000(R) Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (20.93)%

BEST QUARTER: 29.37% (4th quarter of 2001)     WORST QUARTER: 33.97% (3rd
quarter of 2001))
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                                  1 YEAR  (9/22/00)
                                  ------  ---------
Class I shares                    -20.93%  -18.29%
Russell MidCap(R) Index**          -5.62%   -7.27%
Russell MidCap Growth(R) Index*** -20.15%  -32.41%
Lipper Average****                -23.31%  -31.98%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell MidCap(R) Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
***The Russell MidCap Growth(R) Growth Index consists of those securities included in the Russell MidCap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
****The Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.

--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.97%

BEST QUARTER:      WORST QUARTER:
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                           SINCE
                                                         INCEPTION
                                                  1 YEAR (9/22/00)
                                                  ------ ---------
Class I shares                                     3.97%    4.66%
Lehman Brothers Intermediate BB Corporate Index** 10.17%    7.99%
Lipper Average***                                  1.13%   -3.78%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Brothers Intermediate BB Corporate Index is an unmanaged index comprised of various fixed-income securities rated BB. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  8.66%

BEST QUARTER: 5.69% (3rd quarter of 2001)
WORST QUARTER: -0.32% (4th quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                            SINCE
                                                          INCEPTION
                                                   1 YEAR (9/22/00)
                                                   ------ ---------
            Class I shares                         8.66%   11.03%
            Lehman Brothers Aggregate Bond Index** 8.44%   10.28%
            Lipper Average***                      5.76%    5.98%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception'' return reflects the closest calendar month-end return. Source:
   Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General Bond Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception'' return reflects the closest calendar month-end return. Source: Lipper, Inc.

SP Prudential U.S. Emerging Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.78)%

BEST QUARTER: 19.41% (4th quarter of 2001)
WORST QUARTER: -27.97% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                                               SINCE
                                                              CLASS I
                                                             INCEPTION
                                                    1 YEAR   (9/22/00)
                                                    ------   ---------
          Class I Shares                            -17.78%   -25.26%
          S&P MidCap 400 Index**                    -0.62%     -3.57%
          Russell Midcap Growth(R) Index***         -20.15%   -32.41%
          Lipper Multi-Cap Growth Funds Average**** -26.81%   -35.76%
          Lipper Mid Cap Growth Funds Average****   -23.31%   -31.98%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 7/9/01).
   Returns for Class II shares would have been lower than for Class I due to higher expenses.
 **The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap
   400) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation -- gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell Midcap Growth(R) Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation.
   The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Multi-Cap Growth Funds Average and Mid Cap Growth Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid Cap Growth Fund Average is also shown, because the management of the portfolios included in the Mid Cap Growth Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.11%

BEST QUARTER: 15.27% (4th quarter of 2001)
WORST QUARTER: -14.47% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                         SINCE
                                       INCEPTION
                                1 YEAR (9/22/00)
                                ------ ---------
Class I shares                  3.11%   11.42%
Russell 2500(R) Index**         1.22%   -2.00%
Russell 2500(TM) Value Index*** 9.73%   15.05%
Lipper Average****              7.33%   11.96%

--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.
 **The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index, and the Russell 2000 Index consists of the smallest 2000 securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
***The Russell 2500(TM) Value Index measures the performance of Russell
   2500(TM) companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.
****The Lipper Variable Insurance Products (VIP) Mid-Cap Value Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.
                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (15.32)%

BEST QUARTER: 13.30% (4th quarter of 2001)
WORST QUARTER: -19.07% (3rd quarter of 2001)
* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                          SINCE
                                         CLASS I
                                        INCEPTION
                                1 YEAR  (9/22/00)
                                ------- ---------
Class I shares                  -15.32%  -26.64%
S&P 500**                       -11.88%  -15.32%
Russell 1000(R) Growth Index*** -20.42%  -31.26%
Lipper Average****              -22.94%  -28.52%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 1/12/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
*** The Russell 1000(R) Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.
**** The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Jennison Portfolio (formerly, Prudential Jennison Portfolio)
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

-------------------------------------------------------------
--------------------------------------------                 We invest in a diversified portfolio of short-term debt
Steady Net Asset Value                                       obligations of the U.S. government, its agencies and
The net asset value for the Portfolio will ordinarily remain instrumentalities, as well as commercial paper, asset
issued at $10 per share because dividends are declared       backed securities, funding agreements, certificates of
and reinvested daily. The price of each share remains        deposit, floating and variable rate demand notes, notes
the same, but when dividends are declared the value of       and other obligations issued by banks, corporations and
your investment grows.                                       other companies (including trust structures), and
--------------------------------------------                 obligations issued by foreign banks, companies or
                                                             foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P.

We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.

--------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is to achieve long-term growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders. The Portfolio seeks to meet this objective by investing principally in securities of companies whose earnings the portfolio managers expect to grow more than 15% per year. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------           The Portfolio will invest in small- and medium-sized
Aggressive Growth Stock Investing                      growth companies. The portfolio managers focus on
The Portfolio invests primarily in the common stock of companies they believe are likely to benefit from new or small and medium-sized companies that are anticipated  innovative products, services or processes as well as
to have excellent prospects for long-term growth of    those that have experienced above-average, long-term
earnings.                                              growth in earnings and have excellent prospects for
--------------------------------------------           future growth. The portfolio managers consider whether
                                                       to sell a particular security when any of those factors
                                                       materially changes.

The Portfolio may invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Portfolio may invest up to 25% of its total assets in Real Estate Investment Trusts (REITs), and the Portfolio may invest in the securities of other investment companies to the extent otherwise permissible under the Investment Company Act of 1940, and the rules, regulations and orders promulgated thereunder. The Portfolio also may invest in preferred stock, convertible debt, convertible preferred stock, forward foreign currency exchange contracts, restricted securities, repurchase agreements, reverse repurchase agreements and dollar rolls, warrants, when-issued and delayed delivery securities, options on stock and debt securities, options on stock indexes, options on foreign currencies, and may loan portfolio securities. The Portfolio may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depository Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. The Portfolio may invest in U.S. Government securities and may make short sales against-the-box (no more than 10% of the Portfolio's total assets may be deposited or pledged as collateral for short sales at any one time).

The Portfolio is managed by A I M Capital Management, Inc.

--------------------------------------------------------------------------------
SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)
--------------------------------------------------------------------------------

The Portfolio's investment objective is growth of capital with a secondary objective of current income. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders. The Portfolio seeks to meet its objective by investing, normally, at least 80% of investible assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. In complying with this 80% requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

------------------------------------------------------------
Growth And Income Investing                                 The Portfolio may invest in corporate debt
This Portfolio invests in a wide variety of equity          securities. Corporations issue debt securities of
securities and debt securities in an effort to achieve both various types, including bonds and debentures
capital appreciation as well as current income.             (which are long-term), notes (which may be short-
                                                            or long-term), bankers acceptances (indirectly
--------------------------------------------                secured borrowings to facilitate commercial
                                                            transactions) and commercial paper (short-term
                                                            unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

To the extent consistent with its investment objective and policies, the Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts ("REITs"). Such investments will not exceed 25% of the total assets of the Portfolio. To the extent that the Portfolio has the ability to invest in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Portfolio may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets.

The Portfolio may invest in reverse repurchase agreements with banks. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions;
(ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

The Portfolio may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

The Portfolio may invest in other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Portfolio may invest in the securities of other investment companies to the extent otherwise permissible under the Investment Company Act of 1940, and the rules, regulations and orders promulgated thereunder. The Portfolio also may invest in preferred stock, convertible debt, convertible preferred stock, forward foreign currency exchange contracts, restricted securities, repurchase agreements, reverse repurchase agreements and dollar rolls, warrants, when-issued and delayed delivery securities, options on stock and debt securities, options on stock indexes, options on foreign currencies, and may loan portfolio securities. The Portfolio may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. This Portfolio may invest in U.S. Government securities, and short sales "against-the-box" (no more than 10% of the Portfolio's total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------            During market declines, while adding to positions in
Large Cap Growth                                        favored stocks, the Portfolio becomes somewhat
The Portfolio usually invests in about 40-60 companies, more aggressive, gradually reducing the number of
with the 25 most highly regarded of these companies     companies represented in its portfolio. Conversely,
generally constituting approximately 80% of the         in rising markets, while reducing or eliminating
Portfolio's investable assets. Alliance seeks to gain   fully-valued positions, the Portfolio becomes
positive returns in good markets while providing some   somewhat more conservative, gradually increasing
measure of protection in poor markets.                  the number of companies represented in the
--------------------------------------------            portfolio. Through this approach, Alliance seeks to
                                                        gain positive returns in good markets while
                                                        providing some measure of protection in poor
                                                        markets. The Portfolio also may invest up to 20%
                                                        of its investable assets in convertible debt and
                                                        convertible preferred stock and up to 15% of its
                                                        total assets in equity securities of non-U.S.
                                                        companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

Alliance normally invests at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index).

The Portfolio also may:

    .  invest up to 15% of its total assets in foreign securities;

    . purchase and sell exchange-traded index options and stock index futures contracts;

    . write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    .  make short sales "against-the-box" of up to 15% of its net assets; and

    .  invest up to 10% of its total assets in illiquid securities.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts
(ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Alliance Technology Portfolio
--------------------------------------------------------------------------------

The Portfolio emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------        The Portfolio invests primarily in securities of companies
A Technology Focus                                  expected to benefit from technological advances and
This Portfolio normally invests at least 80% of its improvements (i.e., companies that use technology
investable assets in technology.                    extensively in the development of new or improved
--------------------------------------------        products or processes). The Portfolio will normally have
                                                    at least 80% of its investable assets invested in the
                                                    securities of these companies.

The Portfolio normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities. The Portfolio may seek income by writing listed call options.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    . write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    .  invest up to 10% of its total assets in warrants;

    .  invest up to 15% of its net assets in illiquid securities; and

    .  make loans of portfolio securities of up to 30% of its total assets.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Asset Allocation Portfolios
--------------------------------------------------------------------------------

There are four Asset Allocation Portfolios, entitled SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Directors at any time. While each Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

    . the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

    . the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

    . the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor's individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio's holdings in line with those target percentages. The manager expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, the manager will review the target percentages annually. Based on its evaluation the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, Prudential Investments LLC reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio's investment objective, we can't guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that Prudential Investments LLC will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------              The SP Aggressive Growth Asset Allocation Portfolio
An Asset Allocation Portfolio Investing Fully in          invests in shares of the following Fund Portfolios:
Equity Portfolios
This Portfolio aggressively seeks capital appreciation by     .a large capitalization equity component
investing in large cap equity Portfolios, international        (approximately 40% of the Portfolio, invested in
Portfolios, and small/mid-cap equity Portfolios.               shares of the SP Davis Value Portfolio (20% of
--------------------------------------------                   Portfolio), the SP Alliance Large Cap Growth
                                                               Portfolio (10% of Portfolio), and the Jennison
                                                               Portfolio (10% of Portfolio)); and

                                                              .an international component (approximately 35%
                                                               of the Portfolio, invested in shares of the SP
                                                               Jennison International Growth Portfolio (17.5%
                                                               of Portfolio) and the SP Deutsche International
                                                               Equity Portfolio (17.5% of Portfolio)); and

                                                              .a small/mid capitalization equity component
                                                               (approximately 25% of the Portfolio, invested in
                                                               shares of the SP Small/Mid-Cap Value Portfolio
                                                               (12.5% of Portfolio) and the SP Prudential U.S.
                                                               Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------               The SP Balanced Asset Allocation Portfolio invests in
A Balance Between Current Income And Capital               shares of the following Portfolios:
Appreciation
This Portfolio seeks to balance current income and             .a fixed income component (approximately 40%
growth of capital by investing in fixed income Portfolios,      of the Portfolio, invested in shares of the SP
large cap equity Portfolios, small/mid-cap equity               PIMCO Total Return Portfolio (25% of Portfolio)
Portfolios, and international equity Portfolios.                and the SP PIMCO High Yield Portfolio (15% of
--------------------------------------------                    Portfolio)); and

                                                               .a large capitalization equity component
                                                                (approximately 35% of the Portfolio, invested in
                                                                shares of the SP Davis Value Portfolio (17.5%
                                                                of Portfolio), the SP Alliance Large Cap Growth
                                                                Portfolio (8.75% of Portfolio), and the Jennison
                                                                Portfolio (8.75% of Portfolio)); and

                                                               .a small/mid capitalization equity component
                                                                (approximately 15% of the Portfolio, invested in
                                                                shares of the SP Small/Mid-Cap Value Portfolio
                                                                (7.5% of Portfolio) and the SP Prudential U.S.
                                                                Emerging Growth Portfolio (7.5% of Portfolio));
                                                                and

                                                               .an international component (approximately 10%
                                                                of the Portfolio, invested in shares of the SP
                                                                Jennison International Growth Portfolio (5% of
                                                                Portfolio) and the SP Deutsche International
                                                                Equity Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------          The SP Conservative Asset Allocation Portfolio invests
An Asset Allocation Portfolio Investing Primarily In  in shares of the following Portfolios:
Fixed Income Portfolios
This Portfolio is invested in fixed income, large cap     .a fixed income component (approximately 60%
equity, and small/mid-cap equity Portfolios.               of the Portfolio, invested in shares of the SP
--------------------------------------------               PIMCO Total Return Portfolio (40% of Portfolio)
                                                           and the SP PIMCO High Yield Portfolio (20% of
                                                           Portfolio)); and

                                                          .a large capitalization equity component
                                                           (approximately 30% of the Portfolio, invested in
                                                           shares of the SP Davis Value Portfolio (15% of
                                                           Portfolio), the SP Alliance Large Cap Growth
                                                           Portfolio (7.5% of Portfolio), and the Jennison
                                                           Portfolio (7.5% of Portfolio)); and

                                                          .a small/mid capitalization equity component
                                                           (approximately 10% of the Portfolio, invested in
                                                           shares of the SP Small/Mid-Cap Value Portfolio
                                                           (5% of Portfolio) and the SP Prudential U.S.
                                                           Emerging Growth Portfolio (5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

--------------------------------------------             The Growth Asset Allocation Portfolio invests in shares
An Asset Allocation Portfolio Investing                  of the following Portfolios:
Primarily In Equity Portfolios
This Portfolio seeks to provide long-term growth of          .a large capitalization equity component
capital with consideration also given to current income.      (approximately 45% of the Portfolio, invested in
--------------------------------------------                  shares of the SP Davis Value Portfolio (22.5%
                                                              of Portfolio), the SP Alliance Large Cap Growth
                                                              Portfolio (11.25% of Portfolio), and the
                                                              Jennison Portfolio (11.25% of Portfolio)); and

                                                             .a fixed income component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              PIMCO High Yield Portfolio (10% of Portfolio)
                                                              and the SP PIMCO Total Return Portfolio (10%
                                                              of Portfolio)); and

                                                             .an international component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              Jennison International Growth Portfolio (10% of
                                                              Portfolio) and the SP Deutsche International
                                                              Equity Portfolio (10% of Portfolio)); and

                                                             .a small/mid-capitalization equity component
                                                              (approximately 15% of the Portfolio, invested in
                                                              shares of the SP Small/Mid-Cap Value Portfolio
                                                              (7.5% of Portfolio) and the SP Prudential U.S.
                                                              Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Davis Value Portfolio
--------------------------------------------------------------------------------

SP Davis Value Portfolio's investment objective is growth of capital. In keeping with the Davis investment philosophy, the portfolio managers select common stocks that offer the potential for capital growth over the long-term. While we will try to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The Portfolio invests primarily in common stocks of U.S.
The Davis Back-to-Basics Approach                        companies with market capitalizations of at least $5
Under the Davis philosophy, Davis seeks to identify      billion, but it may also invest in foreign companies and
companies possessing ten basic characteristics, which    U.S. companies with smaller capitalizations.
Davis believes will foster sustainable long-term growth.
--------------------------------------------

COMMON STOCKS

What They Are.  Common stock represents ownership of a company.

How They Pick Them. The Davis investment philosophy stresses a back-to-basics approach: they use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, Davis searches for those possessing several of the characteristics that are listed below.

Why They Buy Them. SP Davis Value Portfolio buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

The Portfolio may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality overlooked growth stocks. Investment in foreign securities can also offer the Portfolio the potential for economic diversification.

WHAT DAVIS LOOKS FOR IN A COMPANY

1. First-Class Management. The Davis investment philosophy believes that great companies are created by great managers. In visiting companies, they look for managers with a record of doing what they say they are going to do.

2. Management Ownership. Just as they invest heavily in their own portfolios, they look for companies where individual managers own a significant stake.

3. Strong Returns on Capital. They want companies that invest their capital wisely and reap superior returns on those investments.

4. Lean Expense Structure. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. Dominant or Growing Market Share in a Growing Market. A company that is increasing its share of a growing market has the best of both worlds.

6. Proven Record as an Acquirer. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. Strong Balance Sheet. Strong finances give a company staying power to weather difficult economic cycles.

8. Competitive Products or Services. Davis invests in companies with products that are not vulnerable to obsolescence.

9. Successful International Operations. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10.Innovation. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

Other Securities and Investment Strategies

The Portfolio invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Portfolio may invest, and investment strategies which the Portfolio may employ, but they are not principal investment strategies. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Selected Advisers, L.P.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               The Portfolio invests for capital appreciation, not income;
International Equities From Developed Countries            any dividend or interest income is incidental to the
The Portfolio invests primarily in the stocks of companies pursuit of that goal.
located in developed foreign countries that make up the
MSCI EAFE Index, plus Canada. The Portfolio also may
invest in emerging markets securities.
--------------------------------------------

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Principal Investments

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio's strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including convertible securities, warrants, foreign securities, options (on stock, debt, stock indices, foreign currencies, and futures), futures contracts, forward foreign currency exchange contracts, interest rate swaps, loan participations, reverse repurchase agreements, dollar rolls, when-issued and delayed delivery securities, short sales, and illiquid securities. We explain each of these instruments in detail in the Statement of Additional Information.

Investment Process

Company research lies at the heart of Deutsche Asset Management Inc.'s (DAMI's) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.

Temporary Defensive Position. The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, DAMI monitors each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

    . its rate of price appreciation begins to trail that of its national stock index;

    . the financial analysts who follow the stock, both within DAMI and outside, cut their estimates of the stock's future earnings; or

    . the stock's price approaches the downside target set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, DAMI seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

    . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Portfolio invests, DAMI analyzes countries and regions to try to anticipate these risks.

    . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, DAMI devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

    . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

    . Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Portfolio diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one does not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. DAMI seeks to minimize this risk by actively managing the currency exposure of the Portfolio.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Portfolio carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Portfolio generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by small companies. Such opportunities pose unique risks. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, they are valued by the method that most accurately reflects their current worth in the judgment of the Board. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them.

The Portfolio is managed by Deutsche Asset Management, Inc. (DAMI).

--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital growth. Most holdings are in small-capitalization companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               INVESCO is primarily looking for companies in the
A Small-Cap Stock Portfolio                                accelerated developing stages of their life cycles,
The Portfolio generally invests primarily in the stocks of which are currently priced below INVESCO's
companies with small market capitalizations.               estimation of their potential, have earnings which may
--------------------------------------------               be expected to grow faster than the U.S. economy in
                                                           general, and/or offer earnings growth of sales, new
                                                           products, management changes, or structural
                                                           changes in the economy. The Portfolio may invest up
                                                           to 25% of its assets in securities of non-U.S. issuers.
                                                           Securities of Canadian issuers and ADRs are not
                                                           subject to this 25% limitation.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase. Although not a principal investment, the Portfolio may use derivatives. A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

Although not a principal investment, the Portfolio may invest in options and futures contracts. Options and futures contracts are common types of derivatives that the Portfolio may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.

Although not a principal investment, the Portfolio may invest in repurchase agreements. In addition, the Portfolio may invest in debt securities, ADRs, convertible securities, junk bonds, warrants, forward foreign currency exchange contracts, interest rate swaps, when-issued and delayed delivery securities, short sales against-the-box, U.S. government securities, Brady Bonds, and illiquid securities. The Portfolio may lend its portfolio securities. In response to adverse market conditions or when restructuring the Portfolio, INVESCO may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio
--------------------------------------------------------------------------------

The investment objective of the SP Large Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of the Portfolio's investable assets in securities of companies with large market capitalizations. The Portfolio normally invests its assets primarily in common stocks.

--------------------------------------------              Although a universal definition of large market
A Large-Cap Value Portfolio                               capitalization companies does not exist, FMR generally
The Portfolio is managed by Fidelity Management and       defines large market capitalization companies as those
Research Company. The Portfolio normally invests at       whose market capitalization is similar to the market
least 80% of its investable assets in securities of       capitalization of companies in the S&P 500 or the
companies with large market capitalizations. The          Russell 1000. A company's market capitalization is
Portfolio normally invests its assets primarily in common based on its current market capitalization or its market
stocks.                                                   capitalization at the time of the Portfolio's investment.
--------------------------------------------              Companies whose capitalization is below this level after
                                                          purchase continue to be considered to have large
                                                          market capitalizations for purposes of the 80% policy.

FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.

The Portfolio primarily invests in equity securities which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts, and exchange traded funds to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The Portfolio's reaction to these developments will be affected by the types of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factor can significantly affect the Portfolio's performance:

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

The Portfolio is managed by Fidelity Management and Research Company.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio
--------------------------------------------------------------------------------

The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The portfolio focuses on companies which
Capital Opportunities In Both U.S. and Foreign           Massachusetts Financial Services Company (MFS)
Stocks                                                   believes have favorable growth prospects and attractive
The Portfolio invests primarily in stocks, convertible   valuations based on current and expected earnings or
securities, and depositary receipts of companies in both cash flow. The Portfolio's investments may include
the United States and in foreign countries.              securities listed on a securities exchange or traded in the
--------------------------------------------             over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 35% of its net assets in foreign securities and (ii) 15% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including corporate debt, lower-rated bonds, U.S. Government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, Brady Bonds, depositary receipts, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities and stock indices), repurchase agreements, mortgage dollar rolls, restricted securities, short sales, short sales against-the-box, warrants, and when-issued and delayed delivery securities. The Portfolio may lend its securities. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible you could lose money.

--------------------------------------------             The Portfolio invests, under normal market conditions, at
A Mid-Cap Growth Stock Portfolio                         least 80% of its investable assets in common stocks and
The Portfolio invests primarily in companies with market related securities, such as preferred stocks, convertible
capitalizations equaling or exceeding $250 million but   securities and depositary receipts for those securities, of
not exceeding the top of the Russell Midcap(TM) Growth   companies with medium market capitalization which
Index range at the time of purchase.                     Massachusetts Financial Services Company (MFS)
--------------------------------------------             believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 80% investment policy. As of December 28, 2001, the top of the Russell Midcap(TM) Growth Index range was approximately $15.7 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of Portfolio holdings. The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including corporate debt, lower-rated bonds, U.S. government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, depository receipts, emerging markets equity securities, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities, and stock indices), repurchase agreements, restricted securities, short sales, short sales against-the-box, short-term debt, warrants, and when-issued and delayed delivery securities. The Portfolio may borrow for temporary purposes, and lend its portfolio securities.

In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in the securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is a high total return. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds.

--------------------------------------------             The Portfolio may invest up to 15% of its assets in
A High-Yield, High-Risk Bond Portfolio                   derivative instruments, such as options, futures
The Portfolio invests primarily in high-yield, high-risk contracts or swap agreements. The Portfolio may also
bonds, also known as "junk bonds."                       invest in mortgage-related securities or asset-backed
--------------------------------------------             securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may also invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

Securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or lower than BBB by Standard & Poor's Ratings Services ("S&P") are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may invest in inflation-indexed bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

The Portfolio may invest in convertible debt and convertible preferred stock securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to a Portfolio's limitations on borrowings.

The Portfolio may invest in "event-linked bonds," which are described in the section below on the SP PIMCO Total Return Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio
--------------------------------------------------------------------------------

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality.

---------------------------------------------------------
An Investment Grade Bond Portfolio                       The Portfolio may invest up to 20% of its assets in
The Portfolio invests primarily in investment grade debt securities denominated in foreign currencies, and may
securities, including foreign debt securities, but may   invest beyond this limit in U.S. dollar-denominated
invest some of its assets in high yield bonds.           securities of foreign issuers. The Portfolio will normally
--------------------------------------------             hedge at least 75% of its exposure to foreign currency to
                                                         reduce the risk of loss due to fluctuations in currency
                                                         exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may invest in convertible debt and convertible preferred stock.

The Portfolio may invest in mortgage-related securities or other asset-backed securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Portfolio may use interest rate swaps in the management of the Portfolio.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls.

The Portfolio may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term capital appreciation. This means the Portfolio seeks investments whose price will increase over several years. While we make every effort to achieve its objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------               In deciding which equities to buy, the Portfolio uses what
A Small/Medium-Sized Stock Portfolio                       is known as a growth investment style. This means the
The Portfolio invests primarily in the stocks of small and Portfolio invests in companies that it believes could
medium-sized companies with the potential for above-       experience superior sales or earnings growth. In
average growth.                                            pursuing this objective, the Portfolio normally invests at
--------------------------------------------               least 80% of the Portfolio's investable assets in equity
                                                           securities of small and medium-sized U.S. companies
                                                           with the potential for above-average growth.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor's Mid-Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2001, this number was $10.5 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio may also use repurchase agreements.

The Portfolio may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.

The Portfolio may use various derivative strategies to try to improve its returns or protect its assets. The Portfolio cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

The Portfolio may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

The Portfolio may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Portfolio's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Composite Stock Price Index) and foreign currencies. The Portfolio may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase.

The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Portfolio Turnover

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio
--------------------------------------------------------------------------------

The investment objective of the SP Small/Mid-Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

--------------------------------------------        The Portfolio normally invests its assets primarily in
A Small/Mid-Cap Value Portfolio                     common stocks. Although universal definitions of small
The Portfolio normally invests at least 80% of its  and medium market capitalization does not exist, FMR investable assets in companies with small to medium generally defines small and medium market
market capitalizations.                             capitalization companies as those whose market
--------------------------------------------        capitalizations is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell
                                                    2000, and the S&P MidCap 400 or the Russell Midcap,
                                                    respectively. A company's market capitalization is based
                                                    on its current market capitalization or its market
                                                    capitalization at the time of the Portfolio's investment.
                                                    Companies whose capitalization is above this level after
                                                    purchase continue to have a small or medium market
                                                    capitalization for purposes of the 80% policy. The size of companies in each index changes with market
                                                    conditions, and the composition of each index. FMR may
                                                    also invest the Portfolio's assets in companies with
                                                    larger market capitalizations.

FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.

The Portfolio invests primarily in equity securities, which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs). If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Portfolio's reaction to these developments will be affected by the types of securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factors can significantly affect the Portfolio's performance:

The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio
--------------------------------------------------------------------------------

In pursuing its objective of long-term growth of capital, the Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              The Portfolio's strategy is to combine the efforts of two
A Growth Stock Portfolio                                  investment advisers and to invest in the favorite stock
The Portfolio normally invests at least 65% of its total  selection ideas of three portfolio managers (two of whom assets in the equity-related securities of U.S. companies invest as a team). Each investment adviser to the
that are believed to have strong capital appreciation     Portfolio utilizes a growth style to select approximately
potential. The Portfolio is managed according to a        20 securities. The portfolio managers build a portfolio
growth investment style.                                  with stocks in which they have the highest confidence
--------------------------------------------              and may invest more than 5% of the Portfolio's assets in
                                                          any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

In addition to common stocks in which the Portfolio primarily invests, equity-related securities include nonconvertible preferred stocks; convertible debt and convertible preferred stock; American Depository Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities.

The Portfolio may buy common stocks of companies of every size -- small-, medium- and large-capitalization --although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management's portfolio manager, Alfred Harrison, utilizes the fundamental analysis and research of Alliance's large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates' portfolio managers, Spiros Segalas and Kathleen McCarragher, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio's federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may use repurchase agreements.

The Portfolio may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

The Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

The Portfolio will also use futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Portfolio may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

The Portfolio may use short sales.

The Portfolio may use various derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others for cash management purposes (the Portfolio can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the

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

underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it

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

gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small/Mid-Cap Value Portfolio may each borrow up to 33 1/3% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, N.J. 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

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

The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.

                                                        Total advisory fees as %
Portfolio                                                of average net assets
---------                                               ------------------------
Equity.................................................           0.45
Global.................................................           0.75
Jennison (formerly, Prudential Jennison)...............           0.60
Money Market...........................................           0.40
Stock Index............................................           0.35
Value..................................................           0.40
SP Aggressive Growth Asset Allocation..................           0.84*
SP AIM Aggressive Growth...............................           0.95
SP AIM Core Equity (formerly, SP AIM Growth and Income)           0.85
SP Alliance Large Cap Growth...........................           0.90
SP Alliance Technology.................................           1.15
SP Balanced Asset Allocation...........................           0.75*
SP Conservative Asset Allocation.......................           0.71*
SP Davis Value.........................................           0.75
SP Deutsche International Equity.......................           0.90
SP Growth Asset Allocation.............................           0.80*
SP INVESCO Small Company Growth........................           0.95
SP Jennison International Growth.......................           0.85
SP Large Cap Value.....................................           0.80
SP MFS Capital Opportunities...........................           0.75
SP MFS Mid-Cap Growth..................................           0.80
SP PIMCO High Yield....................................           0.60
SP PIMCO Total Return..................................           0.60
SP Prudential U.S. Emerging Growth.....................           0.60
SP Small/Mid-Cap Value.................................           0.90
SP Strategic Partners Focused Growth...................           0.90

* Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The advisory fees for the Asset Allocation Portfolios are the product of a blend of the advisory fees of the underlying Fund Portfolios, plus a 0.05% annual advisory fee paid to PI. The only advisory fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.


--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the Global Portfolio, the Jennison Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio, the Value Portfolio and the SP Strategic Partners Focused Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (PIM) serves as the sole sub-adviser for the Money Market Portfolio and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (A I M Capital) serves as sub-adviser to the SP AIM Aggressive Growth Portfolio and the SP AIM Core Equity Portfolio. The firm is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

The sub-adviser provides investment advisory services to each Portfolio by obtaining and evaluating economic, statistical and financial information and formulating and implementing investment programs. A I M Capital, together with its affiliates, advises or manages approximately 150 investment portfolios as of December 31, 2001, encompassing a broad range of investment objectives. A I M Capital uses a team approach to investment management. As of December 31, 2001, A I M and its affiliates managed approximately $158 billion in assets.

Alliance Capital Management, L.P. (Alliance) serves as the sub-adviser to the SP Alliance Technology Portfolio, SP Alliance Large Cap Growth Portfolio and a portion of the SP Strategic Partners Focused Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of December 31, 2001, Alliance managed $455 billion in assets.

Davis Selected Advisers, L.P. (Davis) serves as the sub-adviser to the SP Davis Value Portfolio. Davis is located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706. As of December 31, 2001, Davis managed approximately $41.8 billion in assets.

Deutsche Asset Management, Inc. (DAMI) serves as a sub-adviser to the SP Deutsche International Equity Portfolio and as subadviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.

Fidelity Management & Research Company (FMR) is the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. As of December 31, 2001, FMR and its wholly-owned subsidiaries had approximately $912 billion in assets under management. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.

INVESCO Funds Group, Inc. (INVESCO), located at 4350 South Monaco Street, Denver, Colorado 80237, is the sub-adviser of the SP INVESCO Small Company Growth Portfolio. INVESCO was founded in 1932 and as of December 31, 2001, managed almost $35 billion in assets. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company based in London, with money managers in Europe, North and South America and the Far East.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts, acts as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. As of November 30, 2001, MFS managed over $135.3 billion in assets.

Pacific Investment Management Company LLC (PIMCO) acts as the sole sub-adviser for the SP PIMCO Total Return Portfolio and the SP PIMCO High Yield Portfolio. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660 and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2001, PIMCO managed over $241 billion in assets.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.

Victory Capital Management Inc. (Victory) (formerly, Key Asset Management Inc.) serves as a sub-adviser for a portion of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of December 31, 2001, Victory's total assets under management exceeded $72 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.

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

--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------

An Introductory Note About Prudential Investment Management's Fixed Income Group

PIM's Fixed Income Group, which provides portfolio management services to the Money Market Portfolio, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

Jennison Portfolio

This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.

Money Market Portfolio

The Money Market Team of PIM, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

Money Market Team

   Assets Under Management (as of December 31, 2001): $52 billion.

   Team Leader:  Joseph Tully. General Investment Experience:  18 years.

   Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

   Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

   Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

Value Portfolio

Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.

James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

SP AIM Aggressive Growth Portfolio

A I M Capital Management, Inc. (A I M Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are Ryan E. Crane, Portfolio Manager, who has been responsible for the Portfolio since 2000 and has been associated with A I M Capital and/or its affiliates since 1994, Jay K. Rushin, CFA, Portfolio Manager, who has been responsible for the Portfolio since 2001 and has been associated with A I M Capital and/or its affiliates since 1994, and Robert M. Kippes, Senior Portfolio Manager, who has been associated with A I M Capital and/or its affiliates since 1989.

SP AIM Core Equity Portfolio

A I M Capital Management, Inc. (A I M Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

Ronald Sloan, Senior Portfolio Manager, joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. Prior to Verissimo Research and Management, he was partner and executive vice president at Wood Island Associates, Inc./Siebel Capital Management, Inc. from 1981 to 1993. Mr. Sloan has been in the investment industry since 1971. Mr. Sloan holds a B.S. in business administration as well as an M.B.A. from the University of Missouri. He is a Chartered Financial Analyst.

Michael Yellen, Portfolio Manager, joined AIM Capital in 1994 from INVESCO
(NY), Inc., formerly known as Chancellor LGT Asset Management, Inc., as an investment analyst for health care industries. He also had primary responsibility for the GT Applied Science Fund and the GT Healthcare Fund, both offshore funds, until assuming his present responsibilities with AIM Capital. Mr. Yellen began his career at Franklin Resources, Inc. as a senior securities analyst. Mr. Yellen holds a B.A. from Stanford University.

SP Alliance Large Cap Growth Portfolio

Alfred Harrison, Director and Vice Chairman of Alliance Capital Management Corporation (ACMC) leads the team managing this Portfolio, with Syed Hasnain, a Senior Portfolio Manager, also being directly involved.

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

Mr. Hasnain joined ACMC after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University, and Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School. Investment experience: 12 years.

SP Alliance Technology Portfolio

Gerald T. Malone manages the SP Alliance Technology Portfolio. Mr. Malone is a Senior Vice President of Alliance Capital Management Corporation (ACMC) and has been associated with ACMC for more than five years.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios within the product according to the percentage allocations discussed in this prospectus.

SP Davis Value Portfolio

The following individuals provide day-to-day management of the SP Davis Value Portfolio.

Christopher C. Davis

Responsibilities:

    .  President of Davis New York Venture Fund, Inc.
    . Also manages or co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    . Portfolio Manager of Davis New York Venture Fund since October 1995. . Assistant Portfolio Manager and research analyst working with Shelby
       M.C. Davis from September 1989 to September 1995.

Kenneth Charles Feinberg

Responsibilities:

    . Co-Portfolio Manager of Davis New York Venture Fund with Christopher C. Davis since May 1998.
    .  Also co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    .  Research analyst at Davis Selected Advisers since December 1994.
    . Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.

SP Deutsche International Equity Portfolio

The following portfolio managers are responsible for the day-to-day management of the Portfolio's investments:

Irene Cheng, Manager Director

    .  Head of EAFE Portfolio Selection Team
    . Joined firm in 1993 after 10 years of experience as portfolio manager at Blackstone Group and an equity analyst at Sanford C. Bernstein & Co., Inc.
    . BA from Harvard / Radcliffe (1976), MS from MIT (1978) and MBA from Harvard Business School (1980)

Alex Tedder, Director

    . Portfolio Manager, EAFE Portfolio Selection Team; Head of International Select Equity strategy
    . Joined the Company in 1994, previously managing European equities and responsible for insurance sector with 4 years of experience at Schroder Investment Management
    .  MA from Freiburg University

Marc Slendebroek, Vice President

    .  Portfolio Manager, EAFE Portfolio Selection Team
    . Joined the Company in 1994 after 5 years of experience as an equity analyst at Kleinwort Benson Securities and at Enskilda Securities
    .  MA from University of Leiden, Netherlands

Clare Brody, CFA, Director

    .  Portfolio Manager, EAFE Portfolio Selection Team
    . Joined the Company in 1993 after 3 years of experience in international investments and corporate finance with Citicorp Securities
    .  BSc from Cornell University

Stuart Kirk, Associate Director

    .  Portfolio Manager, EAFE Portfolio Selection Team
    .  Joined the Company in 1995 as analyst and fund manager
    .  MA from Cambridge University

SP INVESCO Small Company Growth Portfolio

The following individual is primarily responsible for the day-to-day management of the Portfolio's holdings:

Stacie Cowell is the lead portfolio manager of the SP INVESCO Small Company Growth Portfolio and a Chartered Financial Analyst (CFA) who joined INVESCO in 1997. She is also a vice president of INVESCO. Before joining the company, she was senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. She holds a B.A. in Economics from Colgate University and an M.S from the University of Colorado (Boulder).

SP Jennison International Growth Portfolio

The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.

SP Large Cap Value Portfolio And SP Small/Mid-Cap Value Portfolio

Fidelity Management & Research Company (FMR) is the Portfolios' sub-adviser. Robert Macdonald is portfolio manager of the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. Mr. Macdonald is a senior vice president and portfolio manager for other accounts managed by FMR and its affiliates. He joined FMR in 1985.

SP MFS Capital Opportunities Portfolio

The Portfolio is managed by Maura A. Shaughnessy, a Senior Vice President of Massachusetts Financial Services Company (MFS), who has been employed in the investment management area of MFS since 1991.

SP MFS Mid-Cap Growth Portfolio

The Portfolio is managed by Mark Regan, a Senior Vice President of MFS, who has been employed in the investment management area of MFS since 1989 and David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of MFS since 1995.

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

SP PIMCO High Yield Portfolio

The Portfolio is managed by Benjamin L. Trosky. Mr. Trosky, Managing Director of PIMCO, joined PIMCO as a portfolio manager in 1990, and has managed fixed income accounts for various institutional clients and funds since that time.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch, Executive Vice President of Jennison, has managed the retail fund counterpart of this Portfolio since it began. Prior to joining Jennison, Ms. Hirsch was a Managing Director of Prudential Investments, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.

SP Strategic Partners Focused Growth Portfolio

Alfred Harrison is portfolio manager for the portion of the Portfolio's assets advised by Alliance. Mr. Harrison joined Alliance in 1978 and is manager of the firm's Minneapolis office. He is Vice Chairman of Alliance Capital Management Corporation.

Spiros Segalas and Kathleen McCarragher are co-portfolio managers for the portion of the Portfolio's assets advised by Jennison. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC. Prior to 1992, Ms. McCarragher served as an analyst portfolio manager and member of the Investment Committee for State Street Research and Management Company.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                      F1

Financial Highlights

                                            Jennison Portfolio (formerly, Prudential Jennison Portfolio)
                                -------------------------------------------------------------------------------
                                                     Class I                                   Class II
                                -------------------------------------------------  ----------------------------
                                                    Year Ended
                                                December 31, 2001                   Year Ended  February 10, 2000(a)
                                -------------------------------------------------  December 31,       through
                                  2001       2000        1999      1998     1997       2001      December 31, 2000
                                --------   --------    --------  --------  ------  ------------ --------------------
Per Share Operating
 Performance:
Net Asset Value, beginning of
 period........................ $  22.97   $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                --------   --------    --------  --------  ------    -------          -------
Income From Investment
 Operations:
Net investment income (loss)...     0.04       0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized
 gains (losses) on investments.    (4.22)     (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                --------   --------    --------  --------  ------    -------          -------
   Total from investment
    operations.................    (4.18)     (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                --------   --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment
 income........................    (0.03)        --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net
 realized gains................    (0.19)     (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                --------   --------    --------  --------  ------    -------          -------
   Total distributions.........    (0.22)     (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                --------   --------    --------  --------  ------    -------          -------
Net Asset Value, end of period. $  18.57   $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                ========   ========    ========  ========  ======    =======          =======
Total Investment Return(b).....   (18.25)%   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in
 millions)..................... $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
 Expenses......................    0.64 %     0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
 Net investment income (loss)..    0.18 %     0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate........      86 %       89 %        58 %      54 %    60 %       86 %              89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.



                                      F2

Financial Highlights

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



                                      F3

Financial Highlights

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

                                                  SP Aggressive Growth Asset Allocation Portfolio
                                                  -------------------------------------------
                                                                            September 22, 2000(a)
                                                     Year Ended                    through
                                                  December 31, 2001           December 31, 2000
                                                  -----------------         ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.33                     $10.00
                                                       -------                     ------
Income from Investment Operations:
Net investment income............................         0.02                       0.01
Net realized and unrealized losses on investments        (1.69)                     (0.67)
                                                       -------                     ------
   Total from investment operations..............        (1.67)                     (0.66)
                                                       -------                     ------
Less Distributions:
Dividends from net investment income.............        (0.02)                     (0.01)
Distributions from net realized gains............        (0.06)                        --
                                                       -------                     ------
   Total distributions...........................        (0.08)                     (0.01)
                                                       -------                     ------
Net Asset Value, end of period...................      $  7.58                     $ 9.33
                                                       =======                     ======
Total Investment Return(b).......................       (17.92)%                    (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.5                     $  2.1
Ratios to average net assets:
  Expenses.......................................        0.05 %                     0.05 %(c)
  Net investment income..........................        0.39 %                     0.36 %(c)
Portfolio turnover rate..........................          62 %                        6 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.


                                      F4

Financial Highlights

                                                    SP AIM Aggressive Growth Portfolio
                                                  ----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.60             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment loss..............................        (0.04)              (0.01)
Net realized and unrealized losses on investments        (2.07)              (1.39)
                                                       -------             -------
   Total from investment operations..............        (2.11)              (1.40)
                                                       -------             -------
Net Asset Value, end of period...................      $  6.49             $  8.60
                                                       =======             =======
Total Investment Return(b).......................       (24.53)%            (14.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   5.7             $   3.9
Ratios to average net assets:(d)
  Expenses.......................................         1.07%              1.07 %(c)
  Net investment loss............................        (0.73)%             (0.40)%(c)
Portfolio turnover rate..........................          87 %                 16%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                                           SP AIM Core Equity Portfolio
                                                  (formerly, SP AIM Growth and Income Portfolio)
                                                  ------------------------------------------
                                                                           September 22, 2000(a)
                                                     Year Ended                   through
                                                  December 31, 2001          December 31, 2000
                                                  -----------------        ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.41                    $ 10.00
                                                       -------                    -------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)                   0.01
Net realized and unrealized losses on investments        (1.90)                     (1.59)
                                                       -------                    -------
   Total from investment operations..............        (1.90)                     (1.58)
                                                       -------                    -------
Less Dividends:
Dividends from net investment income.............           --                      (0.01)
                                                       -------                    -------
Net Asset Value, end of period...................      $  6.51                    $  8.41
                                                       =======                    =======
Total Investment Return(b).......................       (22.68)%                   (15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  10.2                    $   4.3
Ratios to average net assets:(d)
  Expenses.......................................        1.00 %                     1.00 %(c)
  Net investment income (loss)...................        (0.02)%                    0.26 %(c)
Portfolio turnover rate..........................          65 %                       15 %(e)

(a)Commencement of operations.

(b)Total investment return calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.55% and (1.57)%, respectively, for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                      F5

Financial Highlights

                                                  SP Alliance Large Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.55             $ 10.00
                                                       -------             -------
Income From Investment Operations:
Net investment income (loss).....................        (0.01)               0.01
Net realized and unrealized losses on investments        (1.23)              (1.45)
                                                       -------             -------
   Total from investment operations..............        (1.24)              (1.44)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Tax return of capital distributions..............           --(f)               --
                                                       -------             -------
   Total distributions...........................           --(f)            (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  7.31             $  8.55
                                                       =======             =======
Total Investment Return(b).......................       (14.47)%            (14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  35.9             $   7.1
Ratios to average net assets:(d)
  Expenses.......................................        1.10 %               1.10%(c)
  Net investment income (loss)...................        (0.08)%              0.44%(c)
Portfolio turnover rate..........................          47 %                 10%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                      F6

Financial Highlights

                                                     SP Alliance Technology Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  7.62             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment income (loss).....................        (0.03)               0.01
Net realized and unrealized losses on investments        (1.88)              (2.38)
                                                       -------             -------
   Total from investment operations..............        (1.91)              (2.37)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Distributions in excess of net investment income.           --                  --(b)
                                                       -------             -------
   Total distributions...........................           --               (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  5.71             $  7.62
                                                       =======             =======
Total Investment Return(c).......................       (25.07)%            (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.7             $   6.1
Ratios to average net assets: (e)
  Expenses.......................................        1.30 %               1.30%(d)
  Net investment income (loss)...................        (0.69)%              0.37%(d)
Portfolio turnover rate..........................          47 %                23 %(f)

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                                                  SP Balanced Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $ 9.80              $10.00
                                                       ------              ------
Income from Investment Operations:
Net investment income............................        0.14                0.06
Net realized and unrealized losses on investments       (0.73)              (0.20)
                                                       ------              ------
   Total from investment operations..............       (0.59)              (0.14)
                                                       ------              ------
Less Distributions:
Dividends from net investment income.............       (0.14)              (0.06)
Distributions from net realized gains............       (0.05)                 --
                                                       ------              ------
   Total distributions...........................       (0.19)              (0.06)
                                                       ------              ------
Net Asset Value, end of period...................      $ 9.02              $ 9.80
                                                       ======              ======
Total Investment Return(b).......................       (5.99)%             (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $ 66.1              $  3.7
Ratios to average net assets:
  Expenses.......................................       0.05 %              0.05 %(c)
  Net investment income..........................       3.26 %              4.89 %(c)
Portfolio turnover rate..........................         35 %                 4 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.


                                      F7

Financial Highlights

                                                          SP Conservative Asset Allocation Portfolio
                                                          --------------------------------------
                                                                               September 22, 2000(a)
                                                             Year Ended               through
                                                          December 31, 2001      December 31, 2000
                                                          -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.00                 $10.00
                                                               ------                 ------
Income From Investment Operations:
Net investment income....................................        0.21                   0.08
Net realized and unrealized gains (losses) on investments       (0.24)                    --(c)
                                                               ------                 ------
   Total from investment operations......................       (0.03)                  0.08
                                                               ------                 ------
Less Distributions:
Dividends from net investment income.....................       (0.16)                 (0.08)
Distributions from net realized gains....................       (0.04)                    --(c)
                                                               ------                 ------
   Total distributions...................................       (0.20)                 (0.08)
                                                               ------                 ------
Net Asset Value, end of period...........................      $ 9.77                 $10.00
                                                               ======                 ======
Total Investment Return(b)...............................       (0.23)%                 0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 47.9                 $  1.9
Ratios to average net assets:
  Expenses...............................................        0.05%                  0.05%(d)
  Net investment income..................................        4.76%                  8.07%(d)
Portfolio turnover rate..................................         29 %                    4 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

                                                                 SP Davis Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $ 10.15             $10.00
                                                               -------             ------
Income from Investment Operations:
Net investment income....................................         0.05               0.02
Net realized and unrealized gains (losses) on investments        (1.11)              0.15
                                                               -------             ------
   Total from investment operations......................        (1.06)              0.17
                                                               -------             ------
Less Dividends:
Dividends from net investment income.....................        (0.05)             (0.02)
                                                               -------             ------
Net Asset Value, end of period...........................      $  9.04             $10.15
                                                               =======             ======
Total Investment Return(b)...............................       (10.46)%             1.69%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $  94.4             $ 12.8
Ratios to average net assets:(d)
  Expenses...............................................        0.83 %              0.83%(c)
  Net investment income..................................        0.64 %              1.48%(c)
Portfolio turnover rate..................................          17 %                3 %(e)

(a)Commencement of operations.

(b)Total investment is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.03% and 0.43%, respectively, for the year ended December 31, 2001 and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.


                                      F8

Financial Highlights

                                                  SP Deutsche International Equity Portfolio
                                                  --------------------------------------
                                                                       September 22, 2000(a)
                                                     Year Ended               through
                                                  December 31, 2001      December 31, 2000
                                                  -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.44                $10.00
                                                       -------                ------
Income From Investment Operations:
Net investment income............................         0.05                  0.01
Net realized and unrealized losses on investments        (2.09)                (0.57)
                                                       -------                ------
   Total from investment operations..............        (2.04)                (0.56)
                                                       -------                ------
Less Dividends:
Dividends from net investment income.............        (0.05)                   --
                                                       -------                ------
Net Asset Value, end of period...................      $  7.35                $ 9.44
                                                       =======                ======
Total Investment Return(c).......................       (22.07)%               (5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  24.7                $  7.8
Ratios to average net assets:(e)
  Expenses.......................................        1.10 %                 1.10%(d)
  Net investment income..........................        0.61 %                 0.55%(d)
Portfolio turnover rate..........................         155 %                   51%(f)

(a)Commencement of operations.

(b)Less than $0.01 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.27% and (1.56)%, respectively, for the year ended December 31, 2001 and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                                                   SP Growth Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.52             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income............................         0.09               0.03
Net realized and unrealized losses on investments        (1.21)             (0.49)
                                                       -------             ------
   Total from investment operations..............        (1.12)             (0.46)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.08)             (0.02)
Distributions from net realized gains............        (0.05)                --
                                                       -------             ------
   Total distributions...........................        (0.13)             (0.02)
                                                       -------             ------
Net Asset Value, end of period...................      $  8.27             $ 9.52
                                                       =======             ======
Total Investment Return(b).......................       (11.77)%            (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  46.8             $  3.9
Ratios to average net assets:
  Expenses.......................................         0.05%              0.05%(c)
  Net investment income..........................         1.71%              2.95%(c)
Portfolio turnover rate..........................          43 %                39%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized

(d)Not annualized.


                                      F9

Financial Highlights

                                       SP INVESCO Small Company Growth Portfolio
                                       ------------------------------------
                                                           September 22, 2000(a)
                                          Year Ended              through
                                       December 31, 2001     December 31, 2000
                                       -----------------   ---------------------
 Per Share Operating Performance:
 Net Asset Value, beginning of
  period..............................      $  8.38               $ 10.00
                                            -------               -------
 Income From Investment Operations:
 Net investment loss..................        (0.02)                   --(f)
 Net realized and unrealized losses
  on investments......................        (1.42)                (1.62)
                                            -------               -------
    Total from investment operations..        (1.44)                (1.62)
                                            -------               -------
 Net Asset Value, end of period.......      $  6.94               $  8.38
                                            =======               =======
 Total Investment Return(b)...........       (17.18)%              (16.20)%
 Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)...........................      $   8.4               $   5.5
 Ratios to average net assets:(d)
  Expenses............................         1.15%                 1.15%(c)
  Net investment loss.................        (0.28)%               (0.10)%(c)
 Portfolio turnover rate..............           83%                   29%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                                      F10

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.


                                      F11

Financial Highlights

                                                               SP Large Cap Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.44              $10.00
                                                               ------              ------
Income from Investment Operations:
Net investment income....................................        0.09                0.04
Net realized and unrealized gains (losses) on investments       (0.99)               0.44
                                                               ------              ------
   Total from investment operations......................       (0.90)               0.48
                                                               ------              ------
Less Distributions:
Dividends from net investment income.....................       (0.10)              (0.04)
Distributions in excess of net investment income.........          --                  --(e)
                                                               ------              ------
   Total distributions...................................       (0.10)              (0.04)
                                                               ------              ------
Net Asset Value, end of period...........................      $ 9.44              $10.44
                                                               ======              ======
Total Investment Return(b)...............................       (8.65)%             4.82 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 23.7              $  3.9
Ratios to average net assets:(d)
  Expenses...............................................       0.90 %              0.90 %(c)
  Net investment income..................................       1.18 %              1.60 %(c)
Portfolio turnover rate..................................         61 %                13 %(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)Less than $0.005 per share.

(f)Not annualized.


                                      F12

Financial Highlights

                                                  SP MFS Capital Opportunities Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.15             $10.00
                                                       -------             ------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)           0.01
Net realized and unrealized losses on investments        (2.13)             (0.85)
                                                       -------             ------
   Total from investment operations..............        (2.13)             (0.84)
                                                       -------             ------
Less Dividends:
Dividends from net investment income.............        (0.01)             (0.01)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.01             $ 9.15
                                                       =======             ======
Total Investment Return(b).......................       (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   8.2             $  4.3
Ratios to average net assets:(d)
  Expenses.......................................         1.00%             1.00 %(c)
  Net investment income (loss)...................          (--)%(g)         0.40 %(c)
Portfolio turnover rate..........................          99 %               25 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Less than 0.005%.

                                                      SP MFS Mid-Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.69             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income (loss).....................        (0.01)              0.02
Net realized and unrealized losses on investments        (2.01)             (0.25)
                                                       -------             ------
   Total from investment operations..............        (2.02)             (0.23)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.01)             (0.02)
Distributions from net realized gains............        (0.04)             (0.06)
                                                       -------             ------
   Total distributions...........................        (0.05)             (0.08)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.62             $ 9.69
                                                       =======             ======
Total Investment Return(b).......................       (20.93)%            (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  15.9             $  5.6
Ratios to average net assets:(d)
 Expenses........................................         1.00%              1.00%(c)
 Net investment income (loss)....................        (0.20)%             1.16%(c)
Portfolio turnover rate..........................           93%                27%(e)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.


                                      F13

Financial Highlights

                                                                 SP PIMCO High Yield Portfolio
                                                            -----------------------------------
                                                                              September 22, 2000(a)
                                                               Year Ended            through
                                                            December 31, 2001   December 31, 2000
                                                            ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.......................      $10.02              $10.00
                                                                 ------              ------
Income from Investment Operations:
Net investment income......................................        0.59                0.17
Net realized and unrealized gains (losses) on investments..       (0.21)               0.02
                                                                 ------              ------
   Total from investment operations........................        0.38                0.19
                                                                 ------              ------
Less Distributions:
Dividends from net investment income.......................       (0.59)              (0.16)
Distributions from net realized gains......................          --               (0.01)
Distributions in excess of net realized capital gains......          --                  --(d)
                                                                 ------              ------
   Total distributions.....................................       (0.59)              (0.17)
                                                                 ------              ------
Net Asset Value, end of period.............................      $ 9.81              $10.02
                                                                 ======              ======
Total Investment Return(b).................................        3.97%               1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)....................      $ 52.0              $  8.0
Ratios to average net assets:(e)
 Expenses..................................................        0.82%               0.82%(c)
 Net investment income.....................................        7.44%               7.78%(c)
Portfolio turnover rate....................................         105%                 88%(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)Not annualized.


                                      F14

Financial Highlights

                                                     SP PIMCO Total Return Portfolio
                                                 -----------------------------------
                                                                   September 22, 2000(a)
                                                    Year Ended            through
                                                 December 31, 2001   December 31, 2000
                                                 ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............      $10.40              $10.00
                                                      ------              ------
Income From Investment Operations:
Net investment income...........................        0.32                0.13
Net realized and unrealized gains on investments        0.57                0.39
                                                      ------              ------
   Total from investment operations.............        0.89                0.52
                                                      ------              ------
Less Distributions:
Dividends from net investment income............       (0.34)              (0.11)
Distributions from net realized gains...........       (0.25)              (0.01)
                                                      ------              ------
   Total distributions..........................       (0.59)              (0.12)
                                                      ------              ------
Net Asset Value, end of period..................      $10.70              $10.40
                                                      ======              ======
Total Investment Return(b)......................        8.66%               5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........      $147.0              $ 10.7
Ratios to average net assets(d):
  Expenses......................................        0.76%               0.76%(c)
  Net investment income.........................        3.69%               5.94%(c)
Portfolio turnover rate.........................         718%                239%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ----------------------------------------------------
                                                        Class I                     Class II
                                        -----------------------------------     -----------------
                                                          September 22, 2000(a)  July 9, 2001(b)
                                           Year Ended            through             through
                                        December 31, 2001   December 31, 2000   December 31, 2001
                                        ----------------- --------------------- -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...      $  8.38             $ 10.00             $ 7.56
                                             -------             -------             ------
Income from Investment Operations:
Net investment income (loss)...........        (0.01)               0.01              (0.01)
Net realized and unrealized losses on
 investments...........................        (1.48)              (1.62)             (0.67)
                                             -------             -------             ------
   Total from investment operations....        (1.49)              (1.61)             (0.68)
                                             -------             -------             ------
Less Dividends:
Dividends from net investment income...           --               (0.01)                --
                                             -------             -------             ------
Net Asset Value, end of period.........      $  6.89             $  8.38             $ 6.88
                                             =======             =======             ======
Total Investment Return(c).............       (17.78)%            (16.11)%            (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $  31.2             $   6.4             $  0.2
Ratios to average net assets:(d)
 Expenses..............................         0.90%               0.90%(e)           1.30%(e)
 Net investment income (loss)..........        (0.37)%              0.49%(e)          (0.87)%(e)
Portfolio turnover rate................          258%                 82%(f)            258%(f)

(a)Commencement of operations.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.41% and (0.88)%, respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.

(e)Annualized.

(f)Not annualized.


                                      F15

Financial Highlights

                                                          SP Small/Mid Cap Value Portfolio
                                                       -----------------------------------
                                                                         September 22, 2000(a)
                                                          Year Ended            through
                                                       December 31, 2001   December 31, 2000
                                                       ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................      $11.13              $10.00
                                                            ------              ------
Income From Investment Operations:
Net investment income.................................        0.08                0.03
Net realized and unrealized gains on investments......        0.26                1.10
                                                            ------              ------
   Total from investment operations...................        0.34                1.13
                                                            ------              ------
Less Dividends:
Dividends from net investment income..................       (0.11)                 --(b)
                                                            ------              ------
Net Asset Value, end of period........................      $11.36              $11.13
                                                            ======              ======
Total Investment Return(c)............................        3.11%              11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...............      $ 47.4              $  6.1
Ratios to average net assets:(e)
 Expenses.............................................        1.05%               1.05%(d)
 Net investment income................................        1.08%               1.79%(d)
Portfolio turnover rate...............................          89%                 18%(f)

(a)   Commencement of operations.

(b)   Less than $0.005 per share.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)   Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)   Not annualized.


                                      F16

Financial Highlights

                                                SP Strategic Partners Focused Growth Portfolio
                                        ----------------------------------------------------------
                                                         Class I                         Class II
                                        --------------------------------------     --------------------
                                                             September 22, 2000(a) January 12, 2001(b)
                                             Year Ended             through              through
                                        December 31, 2001(h)   December 31, 2000   December 31, 2001(h)
                                        -------------------- --------------------- --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...       $  7.94               $ 10.00              $  8.43
                                              -------               -------              -------
Income From Investment Operations:
Net investment income (loss)...........         (0.01)                   --(g)             (0.03)
Net realized and unrealized losses on
 investments...........................         (1.20)                (2.06)               (1.70)
                                              -------               -------              -------
   Total from investment operations....         (1.21)                (2.06)               (1.73)
                                              -------               -------              -------
Less Distributions:
Dividends from net investment income(g)            --                    --                   --
                                              -------               -------              -------
Net Asset Value, end of period.........       $  6.73               $  7.94              $  6.70
                                              =======               =======              =======
Total Investment Return(c).............        (15.32)%              (20.47)%             (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)       $   7.7               $   5.9              $   2.0
Ratios to average net assets:(e)
 Expenses..............................          1.01%                 1.01%(d)             1.41%(d)
 Net investment income (loss)..........         (0.16)%                0.18%(d)            (0.58)%(d)
Portfolio turnover rate................           116%                   37%(f)              116%(f)

(a) Commencement of offering of Class I shares.

(b) Commencement of offering of Class II shares.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been
   2.61% and (1.76)%, respectively, for Class I and 3.01% and (2.18)%, respectively, for Class II for the period ended December 31, 2001 and 3.88%
     and (2.69)%, respectively, for Class I for the period ended December 31, 2000.

(f) Not annualized.

(g) Less than $0.005 per share.

(h) Calculated based upon weighted average shares outstanding during the period.


                                      F17

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623